================================================================================







                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,

                                  as Depositor,

                             BANK OF AMERICA, N.A.,

                                  as Servicer,

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                             Dated November 21, 2000

                             -----------------------

                       Mortgage Pass-Through Certificates

                                  Series 2000-7








================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

PRELIMINARY STATEMENT.......................................................


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Defined Terms.................................................
Section 1.02  Interest Calculations.........................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans..................................
Section 2.02  Acceptance by the Trustee of the Mortgage Loans...............
Section 2.03  Representations, Warranties and Covenants of the Servicer.....
Section 2.04  Representations and Warranties of the Depositor as to the
               Mortgage Loans...............................................
Section 2.05  Designation of Interests in the REMICs........................
Section 2.06  Designation of Start-up Day...................................
Section 2.07  REMIC Certificate Maturity Date...............................
Section 2.08  Execution and Delivery of Certificates........................


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01  Servicer to Service Mortgage Loans............................
Section 3.02  Subservicing; Enforcement of the Obligations of Servicer......
Section 3.03  Fidelity Bond; Errors and Omissions Insurance.................
Section 3.04  Access to Certain Documentation...............................
Section 3.05  Maintenance of Primary Mortgage Insurance Policy; Claims......
Section 3.06  Rights of the Depositor and the Trustee in Respect of the
                Servicer....................................................
Section 3.07  Trustee to Act as Servicer....................................
Section 3.08  Collection of Mortgage Loan Payments; Servicer Custodial
                Account; Certificate Account; and Upper-Tier Certificate
                Account.....................................................
Section 3.09  Collection of Taxes, Assessments and Similar Items; Escrow
                Accounts....................................................
Section 3.10  Access to Certain Documentation and Information Regarding the
                Mortgage Loans..............................................
Section 3.11  Permitted Withdrawals from the Servicer Custodial Account,
                Certificate Account and Upper-Tier Certificate Account......
Section 3.12  Maintenance of Hazard Insurance...............................
Section 3.13  Enforcement of Due-On-Sale Clauses; Assumption Agreements.....
Section 3.14  Realization Upon Defaulted Mortgage Loans; REO Property.......
Section 3.15  Trustee to Cooperate; Release of Mortgage Files...............
Section 3.16  Documents, Records and Funds in Possession of the Servicer to
                be Held for the Trustee.....................................
Section 3.17  Servicing Compensation........................................
Section 3.18  Annual Statement as to Compliance.............................
Section 3.19  Annual Independent Public Accountants' Servicing Statement;
                Financial Statements........................................
Section 3.20  Advances......................................................
Section 3.21  Modifications, Waivers, Amendments and Consents...............
Section 3.22  Reports to the Securities and Exchange Commission.............
Section 3.23  Maintenance of the Rounding Accounts; Collections Thereunder..


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

Section 4.01  Servicer's Certificate........................................


                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

Section 5.01  Distributions.................................................
Section 5.02  Priorities of Distributions...................................
Section 5.03  Allocation of Losses..........................................
Section 5.04  Statements to Certificateholders..............................
Section 5.05  Tax Returns and Reports to Certificateholders.................
Section 5.06  Tax Matters Person............................................
Section 5.07  Rights of the Tax Matters Person in Respect of the Trustee....
Section 5.08  REMIC Related Covenants.......................................
Section 5.09  Principal Distributions on the Special Retail Certificates....


                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.01  The Certificates..............................................
Section 6.02  Registration of Transfer and Exchange of Certificates.........
Section 6.03  Mutilated, Destroyed, Lost or Stolen Certificates.............
Section 6.04  Persons Deemed Owners.........................................


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

Section 7.01  Respective Liabilities of the Depositor and the Servicer......
Section 7.02  Merger or Consolidation of the Depositor or the Servicer......
Section 7.03  Limitation on Liability of the Depositor, the Servicer and
                Others......................................................
Section 7.04  Depositor and Servicer Not to Resign..........................


                                  ARTICLE VIII

                                     DEFAULT

Section 8.01  Events of Default.............................................
Section 8.02  Remedies of Trustee...........................................
Section 8.03  Directions by Certificateholders and Duties of Trustee During
                Event of Default............................................
Section 8.04  Action upon Certain Failures of the Servicer and upon Event of
                Default.....................................................
Section 8.05  Trustee to Act; Appointment of Successor......................
Section 8.06  Notification to Certificateholders............................


                                   ARTICLE IX

                                   THE TRUSTEE

Section 9.01  Duties of Trustee.............................................
Section 9.02  Certain Matters Affecting the Trustee.........................
Section 9.03  Trustee Not Liable for Certificates or Mortgage Loans.........
Section 9.04  Trustee May Own Certificates..................................
Section 9.05  Eligibility Requirements for Trustee..........................
Section 9.06  Resignation and Removal of Trustee............................
Section 9.07  Successor Trustee.............................................
Section 9.08  Merger or Consolidation of Trustee............................
Section 9.09  Appointment of Co-Trustee or Separate Trustee.................
Section 9.10  Authenticating Agents.........................................
Section 9.11  Trustee's Fees and Expenses...................................
Section 9.12  Appointment of Custodian......................................
Section 9.13  Paying Agents.................................................
Section 9.14  Limitation of Liability.......................................
Section 9.15  Trustee May Enforce Claims Without Possession of Certificates.
Section 9.16  Suits for Enforcement.........................................
Section 9.17  Waiver of Bond Requirement....................................
Section 9.18  Waiver of Inventory, Accounting and Appraisal Requirement.....


                                    ARTICLE X

                                   TERMINATION

Section 10.01 Termination upon Purchase by the Depositor or Liquidation of
                All Mortgage Loans..........................................
Section 10.02 Additional Termination Requirements...........................


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01 Amendment.....................................................
Section 11.02 Recordation of Agreement......................................
Section 11.03 Limitation on Rights of Certificateholders....................
Section 11.04 Governing Law.................................................
Section 11.05 Notices.......................................................
Section 11.06 Severability of Provisions....................................
Section 11.07 Certificates Nonassessable and Fully Paid.....................
Section 11.08 Access to List of Certificateholders..........................
Section 11.09 Recharacterization............................................


EXHIBITS
--------

Exhibit A-1       Form of Face of Class A-1 Certificate
Exhibit A-2       Form of Face of Class A-2 Certificate
Exhibit A-3       Form of Face of Class A-3 Certificate
Exhibit A-4       Form of Face of Class A-4 Certificate
Exhibit A-5       Form of Face of Class A-5 Certificate
Exhibit A-6       Form of Face of Class A-6 Certificate
Exhibit A-7       Form of Face of Class A-7 Certificate
Exhibit A-8       Form of Face of Class A-8 Certificate
Exhibit A-9       Form of Face of Class A-9 Certificate
Exhibit A-10      Form of Face of Class A-10 Certificate
Exhibit A-11      Form of Face of Class A-11 Certificate
Exhibit A-12      Form of Face of Class A-12 Certificate
Exhibit A-13      Form of Face of Class A-13 Certificate
Exhibit A-14      Form of Face of Class A-14 Certificate
Exhibit A-15      Form of Face of Class A-15 Certificate
Exhibit A-16      Form of Face of Class A-16 Certificate
Exhibit A-17      Form of Face of Class A-17 Certificate
Exhibit A-18      Form of Face of Class A-18 Certificate
Exhibit A-19      Form of Face of Class A-19 Certificate
Exhibit A-20      Form of Face of Class A-20 Certificate
Exhibit A-21      Form of Face of Class A-21 Certificate
Exhibit A-22      Form of Face of Class A-22 Certificate
Exhibit A-23      Form of Face of Class A-23 Certificate
Exhibit A-24      Form of Face of Class A-24 Certificate
Exhibit A-25      Form of Face of Class A-25 Certificate
Exhibit A-PO      Form of Face of Class A-PO Certificate
Exhibit A-R       Form of Face of Class A-R Certificate
Exhibit A-LR      Form of Face of Class A-LR Certificate
Exhibit B-1       Form of Face of Class B-1 Certificate
Exhibit B-2       Form of Face of Class B-2 Certificate
Exhibit B-3       Form of Face of Class B-3 Certificate
Exhibit B-4       Form of Face of Class B-4 Certificate
Exhibit B-5       Form of Face of Class B-5 Certificate
Exhibit B-6       Form of Face of Class B-6 Certificate
Exhibit C         Form of Reverse of all Certificates.......................
Exhibit D         Mortgage Loan Schedule....................................
Exhibit E         Request for Release of Documents..........................
Exhibit F         Form of Certification of Establishment of Account.........
Exhibit G-1       Form of Transferor's Certificate..........................
Exhibit G-2A      Form 1 of Transferee's Certificate........................
Exhibit G-2B      Form 2 of Transferee's Certificate........................
Exhibit H         Form of Transferee Representation Letter
                  for ERISA Restricted Certificates.........................
Exhibit I         Form of Affidavit Regarding Transfer of Residual
                  Certificates..............................................
Exhibit J         Contents of Servicing File................................
Exhibit K         Form of Special Servicing Agreement.......................
Exhibit L         Principal Balance Schedules and TAC Group Balance
                  Schedules.................................................

                         POOLING AND SERVICING AGREEMENT

            THIS POOLING AND SERVICING AGREEMENT, dated November 21, 2000, is hereby executed by and among BANK OF AMERICA MORTGAGE SECURITIES, INC., as depositor (together with its permitted successors and assigns, the "Depositor"), BANK OF AMERICA, N.A., as servicer (together with its permitted successors and assigns, the "Servicer"), and THE BANK OF NEW YORK, as trustee (together with its permitted successors and assigns, the "Trustee").

                         W I T N E S S E T H    T H A T:
                         - - - - - - - - - -    - - - -

            In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

            In exchange for the Certificates, the Depositor hereby conveys the Trust Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as two separate real estate mortgage investment conduits (the "Upper-Tier REMIC" and the "Lower-Tier REMIC," respectively, and each, a "REMIC"). The Class A Certificates (other than the Class A-19, Class A-R and Class A-LR Certificates) and the Class B Certificates are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" in the Upper-Tier REMIC. The Class A-19 PAC IO Component, the Class A-19 PAC I Component, the Class A-19 TAC IO Component and the Class A-19 TAC Component (collectively, the "Components") shall also constitute "regular interests" in the Upper-Tier REMIC. The Uncertificated Lower-Tier Interests shall constitute the "regular interests" in the Lower-Tier REMIC. The Class A-R Certificate shall be the "residual interest" in the Upper-Tier REMIC and the Class A-LR Certificate shall be the "residual interest" in the Lower-Tier REMIC. The Certificates will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

            The following table sets forth characteristics of the Certificates and the Components, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable (except that one Certificate of each Class of Certificates may be issued in any amount in excess of the minimum denomination):

===================================================================================================
                                                                                         Integral
                      Initial Class              Pass-                                   Multiples
                      Certificate Balance or     Through           Minimum               in Excess
Classes               Notional Amount            Rate              Denomination          of Minimum
---------------------------------------------------------------------------------------------------
Class A-1                 $   59,653,000.00      7.125%            $1,000                $1
---------------------------------------------------------------------------------------------------
Class A-2                 $   21,960,000.00      7.125%            $1,000                $1
---------------------------------------------------------------------------------------------------
Class A-3                 $   11,000,000.00      7.125%            $1,000                $1
---------------------------------------------------------------------------------------------------
Class A-4                 $  113,007,000.00      7.125%            $1,000                $1
---------------------------------------------------------------------------------------------------
Class A-5                 $    1,800,000.00      8.000%            $1,000                $1
---------------------------------------------------------------------------------------------------
Class A-6                 $   12,100,000.00      8.000%            $1,000                $1,000
---------------------------------------------------------------------------------------------------
Class A-7                 $    8,200,000.00      8.000%            $1,000                $1,000
---------------------------------------------------------------------------------------------------
Class A-8                 $    8,265,000.00      8.000%            $1,000                $1,000
---------------------------------------------------------------------------------------------------
Class A-9                 $   13,892,000.00      7.500%            $1,000                $1
---------------------------------------------------------------------------------------------------
Class A-10                $    6,288,000.00      7.500%            $1,000                $1
---------------------------------------------------------------------------------------------------
Class A-11                $    4,944,000.00      7.500%            $1,000                $1
---------------------------------------------------------------------------------------------------
Class A-12                $    2,360,000.00      7.500%            $1,000                $1
---------------------------------------------------------------------------------------------------
Class A-13                $    6,476,000.00      7.500%            $1,000                $1
---------------------------------------------------------------------------------------------------
Class A-14                $    9,662,000.00      7.500%            $1,000                $1,000
---------------------------------------------------------------------------------------------------
Class A-15                $    4,378,000.00      7.500%            $1,000                $1
---------------------------------------------------------------------------------------------------
Class A-16                $   15,900,000.00      8.000%            $1,000                $1
---------------------------------------------------------------------------------------------------
Class A-17                $    3,735,000.00      8.000%            $1,000                $1
---------------------------------------------------------------------------------------------------
Class A-18                $    2,000,000.00      7.500%            $1,000                $1,000
---------------------------------------------------------------------------------------------------
Class A-19                $   61,997,250.00      (1)               $1,000                $1
---------------------------------------------------------------------------------------------------
Class A-20                $   10,011,000.00      7.750%            $1,000                $1
---------------------------------------------------------------------------------------------------
Class A-21                $  116,788,000.00      7.500%            $1,000                $1
---------------------------------------------------------------------------------------------------
Class A-22                $    8,319,085.00      7.750%            $1,000                $1
---------------------------------------------------------------------------------------------------
Class A-23                $    3,810,750.00      7.125%            $1,000                $1
---------------------------------------------------------------------------------------------------
Class A-24                $    1,025,000.00      7.750%            $1,000                $1
---------------------------------------------------------------------------------------------------
Class A-25                $   75,018,000.00      7.125%            $1,000                $1
---------------------------------------------------------------------------------------------------
Class A-PO                $    1,747,362.00      (2)               $25,000               $1
---------------------------------------------------------------------------------------------------
Class A-R                 $           50.00      7.750%            $50                   N/A
---------------------------------------------------------------------------------------------------
Class A-LR                $           50.00      7.750%            $50                   N/A
---------------------------------------------------------------------------------------------------
Class B-1                 $   12,901,000.00      7.750%            $25,000               $1
---------------------------------------------------------------------------------------------------
Class B-2                 $    4,501,000.00      7.750%            $25,000               $1
---------------------------------------------------------------------------------------------------
Class B-3                 $    2,701,000.00      7.750%            $25,000               $1
---------------------------------------------------------------------------------------------------
Class B-4                 $    1,501,000.00      7.750%            $25,000               $1
---------------------------------------------------------------------------------------------------
Class B-5                 $    1,201,000.00      7.750%            $25,000               $1
---------------------------------------------------------------------------------------------------
Class B-6                 $    1,200,149.53      7.750%            $25,000               $1
---------------------------------------------------------------------------------------------------
Components            Initial Component          Component
                      Balance or Notional        Rate
                      Amount
---------------------------------------------------------------------------------------------------
Class A-19 PAC IO         $   15,181,156.93      7.750%            N/A                   N/A
---------------------------------------------------------------------------------------------------
Class A-19 PAC I          $    6,954,250.00      7.125%            N/A                   N/A
---------------------------------------------------------------------------------------------------
Class A-19 TAC IO         $    3,767,354.84      7.750%            N/A                   N/A
---------------------------------------------------------------------------------------------------
Class A-19 TAC            $   55,043,000.00      7.750%            N/A                   N/A
===================================================================================================

---------------

(1) The Class A-19 Certificates will be deemed for purposes of the distribution of interest and principal to consist of four Components as described in the table. The Components are not severable.

(2) The Class A-PO Certificates will be Principal-Only Certificates and will not bear interest.


                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

            1933 Act: The Securities Act of 1933, as amended.

            Accretion Termination Date: (a) For the Class A-19 PAC I Component, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class Certificate Balances of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-25 Certificates have been reduced to zero or (ii) the Senior Credit Support Depletion Date; (b) for the Class A-19 TAC Component, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class Certificate Balance of the Class A-21 Certificates has been reduced to zero or (ii) the Senior Credit Support Depletion Date; (c) for the Class A-20 Certificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Component Principal Balance or Class Principal Balance of the Class A-19 TAC Component and Class A-21 Certificates, as applicable, have been reduced to zero or (ii) the Senior Credit Support Depletion Date; and (d) for the Class A-23 Certificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class Certificate Balances of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-25 Certificates have been reduced to zero or (ii) the Senior Credit Support Depletion Date.

            Accrual Certificates: The Class A-20 and Class A-23 Certificates.

            Accrual Components: The Class A-19 PAC I Component and the Class A-19 TAC Component.

            Accrual Distribution Amount: For any Distribution Date and the Accrual Certificates and the Accrual Components prior to the applicable Accretion Termination Date, an amount with respect to such Class or Component equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class or Component pursuant to Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount" or "Component Interest Distribution Amount," as applicable, and (ii) the amount allocated but not currently distributable as interest to such Class or Component pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount" or "Component Interest Distribution Amount," as applicable.

            Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class (other than the Class A-19 Certificates), one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance or Notional Amount. For any Distribution Date and the Class A-19 Certificates, the sum of Accrued Component Interest for each Component.

            Accrued Component Interest: For any Distribution Date and each Component, one month's interest accrued during the related Interest Accrual Period at the applicable Component Rate on the applicable Component Balance or Notional Amount.

            Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Pool Principal Balance of the Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Percentage for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Advance: A Periodic Advance or a Servicing Advance.

            Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

            Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Servicer Custodial Account at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made in the month of such Distribution Date and (ii) payments which represent receipt of Monthly Payments in respect of a Due Date or Due Dates subsequent to the related Due Date.

            Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Insurance Policy in force.

            Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

            Authenticating Agents: As defined in Section 9.10.

            Bankruptcy Loss: Any Deficient Valuation or Debt Service Reduction.

            Bankruptcy Loss Amount: As of any Distribution Date, the Initial Bankruptcy Loss Amount less the aggregate amount of Bankruptcy Losses previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date; provided, however, that such amount may be reduced from time to time with the written consent of the Rating Agencies provided that such reduction does not result in a downgrading to the current rating of the Certificates.

            Book-Entry Certificate: All Classes of Certificates other than the Physical Certificates.

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New York, the State of California, the State of Virginia, the state in which the servicing offices of the Servicer is located or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

            Certificate: Any of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2000-7 that are issued pursuant to this Agreement.

            Certificate Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.08(c) in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2000-7." Funds in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

            Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

            Certificate Custodian: Initially, The Bank of New York; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

            Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

            Certificate Register: The register maintained pursuant to Section 6.02.

            Certificate Registrar: The registrar appointed pursuant to Section 6.02.

            Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

            Class: As to the Certificates, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class A-24, Class A-25, Class A-PO, Class A-R, Class A-LR, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, as the case may be.

            Class A Certificates: The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class A-24, Class A-25, Class A-PO, Class A-R and Class A-LR Certificates.

            Class A-19 PAC I Component Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the amount, if any, by which the Component Balance of the Class A-19 PAC I Component would be reduced as a result of the allocation of any Realized Loss (other than an Excess
Loss) to such Component pursuant to Section 5.03(a)(ii)(1) or the allocation of any reduction pursuant to Section 5.03(b) to such Component, in each case without regard to the operation of Section 5.03(f).

            Class A-19 PAC IO Notional Amount: As to any Distribution Date and the Class A-19 PAC IO Component, 5.20967764% of the sum of the Class Certificate Balances and Component Balance, as applicable, of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-23 and Class A-25 Certificates and the Class A-19 PAC I Component immediately prior to such date.

            Class A-19 TAC Component Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the amount, if any, by which the Component Balance of the Class A-19 TAC Component would be reduced as a result of the allocation of any Realized Loss (other than an Excess
Loss) to such Component pursuant to Section 5.03(a)(ii)(1) or the allocation of any reduction pursuant to Section 5.03(b) to such Component, in each case without regard to the operation of Section 5.03(f).

            Class A-19 TAC IO Notional Amount: As to any Distribution Date and the Class A-19 TAC IO Component, 3.22580645% of the Class Certificate Balance of the Class A-21 Certificates immediately prior to such date.

            Class A-20 Accrual Distribution Amount: For any Distribution Date and the Class A-20 Certificates prior to the applicable Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to
Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount," and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount."

            Class A-22 Notional Amount: As to any Distribution Date and the Class A-22 Certificates, 2.85483849% of the sum of the Class Certificate Balances and Component Balance, as applicable, of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-23 and Class A-25 Certificates and the Class A-19 PAC I Component immediately prior to such date.

            Class A-23 Accrual Distribution Amount: For any Distribution Date and the Class A-23 Certificates prior to the applicable Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to
Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount," and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount."

            Class A-24 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class Certificate Balance of the Class A-24 Certificates with respect to such Distribution Date prior to any reduction for the Class A-24 Loss Allocation Amount and (b) the sum of the Class A-19 PAC I Component Loss Amount and the Class A-19 TAC Component Loss Amount with respect to such Distribution Date.

            Class A-PO Deferred Amount: As to any Distribution Date prior to the Senior Credit Support Depletion Date, the aggregate of the applicable PO Percentage of each Realized Loss, other than an Excess Loss, to be allocated to the Class A-PO Certificates on such Distribution Date or previously allocated to the Class A-PO Certificates and not yet paid to the Holders of the Class A-PO Certificates pursuant to Section 5.02(a)(iii).

            Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

            Class Certificate Balance: With respect to any Class (other than the Class A-19 Certificates) and any date of determination, the Initial Class Certificate Balance of such Class (plus, in the case of the Accrual Certificates, any Accrual Distribution Amounts previously allocated thereto) minus the sum of (i) all distributions of principal made with respect thereto,
(ii) all Realized Losses allocated thereto pursuant to Section 5.03(a), (iii) all other reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b) and (iv) in the case of the Class A-24 Certificates, any reduction allocated thereto pursuant to Section 5.03(f). The Class Certificate Balance of the Class A-19 Certificates will equal the sum of the Component Balances of the Class A-19 PAC I Component and the Class A-19 TAC Component. The Class A-22 Certificates are Interest-Only Certificates and have no Class Certificate Balance.

            Class Interest Shortfall: For any Distribution Date and each interest-bearing Class (other than the Class A-19 Certificates), the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class (or, in the case of a Class of Accrual Certificates prior to the applicable Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (i) of the definition thereof, but not distributed as interest on such Accrual Certificates) on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

            Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class (other than the Class A-19 Certificates), the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class (or, in the case of a Class of Accrual Certificates prior to the applicable Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (ii) of the definition thereof, but not distributed as interest on such Accrual Certificates) on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

            Closing Date: November 21, 2000.

            Code: The Internal Revenue Code of 1986, as amended.

            Compensating Interest: As defined in Section 3.17.

            Component Balance: With respect to the Class A-19 PAC I Component and Class A-19 TAC Component, and any date of determination, the Initial Component Balance of such Component (plus, in each case, any Accrual Distribution Amounts previously allocated thereto) minus the sum of (i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a) and (iii) all other reductions in Component Balance previously allocated thereto pursuant to Section 5.03(b); provided, however, that the Component Balance of such Component will not be reduced pursuant to clauses (ii) and (iii) in accordance with the provisions of
Section 5.03(f). The Class A-19 PAC IO Component and the Class A-19 TAC IO Component are interest-only Components and have no Component Balance.

            Component Interest Distribution Amount: For any Distribution Date and each Component, the sum of (i) the Accrued Component Interest, subject to reduction pursuant to Section 5.02(c), and (ii) any Component Unpaid Interest Shortfall for such Component.

            Component Interest Shortfall: For any Distribution Date and each Component, the amount by which Accrued Component Interest for such Component (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Component (or, in the case of each Accrual Component prior to the applicable Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (i) of the definition thereof, but not distributed as interest on such Accrual Component) on such Distribution Date pursuant to clause (i) of the definition of "Component Interest Distribution Amount."

            Component Rate: As to each Component, the per annum rate set forth in the Preliminary Statement.

            Component Unpaid Interest Shortfall: As to any Distribution Date and Component, the amount by which the aggregate Component Interest Shortfalls for such Component on prior Distribution Dates exceeds the amount of interest actually distributed on such Component (including, in the case of each Accrual Component prior to the applicable Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (ii) of the definition thereof, but not distributed as interest on such Accrual Component) on such prior Distribution Dates pursuant to clause (ii) of the definition of "Component Interest Distribution Amount."

            Co-op Shares: Shares issued by private non-profit housing corporations.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its certificate transfer services are conducted, which office at the date of the execution of this instrument is located at 101 Barclay Street - 12E, New York, New York 10286, Attention: Corporate Trust - MBS (Fax:
(212) 815-5309).

            Corresponding Upper-Tier Class, Classes, Component or Components: As to the following Uncertificated Lower-Tier Interests, the Corresponding Upper-Tier Class, Classes, Component or Components, as follows:

                                      Corresponding Upper-Tier Class,
Uncertificated Lower-Tier Interest    Classes, Component or Components
----------------------------------    --------------------------------

Class A-L1 Interest                   Class A-1 Certificates, Class A-2
                                      Certificates, Class A-3 Certificates,
                                      Class A-4 Certificates, Class A-19 PAC IO
                                      Component, Class A-19 PAC I Component,
                                      Class A-22 Certificates, Class A-23
                                      Certificates and Class A-25 Certificates

Class A-L5 Interest                   Class A-5 Certificates, Class A-6
                                      Certificates, Class A-7 Certificates,
                                      Class A-8 Certificates, Class A-16
                                      Certificates and Class A-17 Certificates

Class A-L9 Interest                   Class A-9 Certificates, Class A-10
                                      Certificates, Class A-11 Certificates,
                                      Class A-12 Certificates, Class A-13
                                      Certificates, Class A-14 Certificates,
                                      Class A-15 Certificates and Class A-18
                                      Certificates

Class A-L20 Interest                  Class A-19 TAC Component, Class A-20
                                      Certificates and Class A-24 Certificates

Class A-L21 Interest                  Class A-19 TAC IO Component and Class
                                      A-21 Certificates

Class A-LPO Interest                  Class A-PO Certificates

Class A-LUR Interest                  Class A-R Certificate

Class B-L1 Interest                   Class B-1 Certificates

Class B-L2 Interest                   Class B-2 Certificates

Class B-L3 Interest                   Class B-3 Certificates

Class B-L4 Interest                   Class B-4 Certificates

Class B-L5 Interest                   Class B-5 Certificates

Class B-L6 Interest                   Class B-6 Certificates

            Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 9.12. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither the Servicer nor the Depositor, nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            Customary Servicing Procedures: With respect to the Servicer, procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

            Cut-Off Date: November 1, 2000.

            Cut-Off Date Pool Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans which is $600,022,612.19.

            Cut-Off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

            Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

            Deceased Holder: A Certificate Owner of a Special Retail Certificate who was living at the time such interest was acquired and whose executor or other authorized representative causes to be furnished to the Trustee a certified copy of the death certificate and any additional evidence of death satisfactory to the Trustee and any tax waivers requested by the Trustee.

            Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

            Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

            Definitive Certificates: As defined in Section 6.02(c)(iii).

            Depositor: Bank of America Mortgage Securities, Inc., a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

            Depository: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Determination Date: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

            Discount Mortgage Loan: Any Mortgage Loan with a Net Mortgage Interest Rate that is less than 7.750% per annum.

            Distribution Date: The 25th day of each month beginning in December 2000 (or, if such day is not a Business Day, the next Business Day).

            Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

            Eligible Account: Any of (i) an account or accounts maintained with
(a) Bank of America, N.A., or (b) a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or
(iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Restricted Certificates: Any Class B-4, Class B-5, or Class B-6 Certificate.

            Escrow Account: As defined in Section 3.09.

            Escrow Payments: The amounts constituting taxes, assessments, Primary Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

            Event of Default: As defined in Section 8.01.

            Excess Losses: For any Distribution Date, the amount of any (i) Fraud Losses in excess of the Fraud Loss Amount, (ii) Special Hazard Losses in excess of the Special Hazard Loss Amount or (iii) Bankruptcy Losses in excess of the Bankruptcy Loss Amount.

            Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01.

            Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

            FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

            Fitch: Fitch, Inc., or any successor thereto.

            FNMA: Fannie Mae, or any successor thereto.

            Fractional Interest: As defined in Section 5.02(d).

            Fraud Loss: Realized Losses on Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Insurance Policy because of such fraud, dishonesty or misrepresentation.

            Fraud Loss Amount: For each Distribution Date occurring during the period from the Closing Date through the first anniversary of the Cut-Off Date, the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates. Thereafter, the Fraud Loss Amount shall be equal to the lesser of (i) the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates and (ii) for each Distribution Date occurring (a) during the period from the day after the first anniversary through the third anniversary of the Cut-Off Date, 1% of the Pool Stated Principal Balance, (b) during the period from the day after the third anniversary through the fifth anniversary of the Cut-Off Date, 0.5% of the Pool Stated Principal Balance, and
(c) after the fifth anniversary of the Cut-Off Date, zero.

            Holder: A Certificateholder.

            Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor and the Servicer,
(ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Servicer or in an affiliate of either of them, and (iii) is not connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Indirect Depository Participant: A broker, dealer, bank or other financial institution or other Person maintaining a custodial relationship with a Depository Participant.

            Initial Bankruptcy Loss Amount: $100,000.00.

            Initial Class Certificate Balance: As to each Class of Certificates (other than the Class A-22 Certificates), the Class Certificate Balance set forth in the Preliminary Statement. The Class A-22 Certificates are Interest-Only Certificates and have no Initial Class Certificate Balance.

            Initial Component Balance: As to the Class A-19 PAC I Component and the Class A-19 TAC Component, the Component Balance set forth in the Preliminary Statement. The Class A-19 PAC IO Component and the Class A-19 TAC IO Component are interest-only Components and have no Initial Component Balance.

            Initial Fraud Loss Amount: $12,000,452.24.

            Initial Notional Amount: As to the Class A-19 PAC IO Component, the Class A-19 TAC IO Component and the Class A-22 Certificates, the Notional Amount set forth in the Preliminary Statement.

            Initial Special Hazard Amount: $6,000,226.19.

            Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any related insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

            Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

            Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

            Interest Accrual Period: As to any Distribution Date and each Class of Certificates (other than the Class A-19 and Class A-PO Certificates) and each Component, the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date.

            Interest Distribution Amount: For any Distribution Date and each interest-bearing Class (other than the Class A-19 Certificates), the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class. For any Distribution Date and the Class A-19 Certificates, the sum of the Component Interest Distribution Amounts.

            Interest-Only Certificates: Any Class of Certificates entitled to distributions of interest, but no distributions of principal. The Class A-22 Certificates are the sole Class of Interest-Only Certificates.

            Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has certified (in accordance with this Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

            Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

            Living Holder: A Certificate Owner of a Special Retail Certificate other than a Deceased Holder.

            Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

            Lower-Tier Distribution Amount: As defined in Section 5.02(a).

            Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account, the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

            MERS: As defined in Section 2.01(b)(iii).

            Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

            Moody's: Moody's Investors Service, Inc., or any successor thereto.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

            Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan in accordance with the terms of the related Mortgage Note.

            Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated November 21, 2000, between the Bank of America, N.A., as seller, and the Depositor, as purchaser.

            Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D, setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property;
(iv) the original months to maturity or the remaining months to maturity from the Cut-Off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-Off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-Off Date, after application of payments of principal due on or before the Cut-Off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-Off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; and (xv) the Appraised Value. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

            Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

            Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

            Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Co-op Shares or residential long-term leases.

            Mortgagor: The obligor on a Mortgage Note.

            Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the Servicing Fee Rate and the Trustee Fee Rate.

            Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Discount Mortgage Loan and the denominator of which is 7.750%. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

            Non-PO Principal Amount: As to any Distribution Date, the sum of the applicable Non-PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

            Non-Supported Interest Shortfalls: As to any Distribution Date, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls exceeds Compensating Interest for such Distribution Date.

            Non-U.S. Person: A Person other than a U.S. Person.

            Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

            Notional Amount: As to any Distribution Date, the Class A-19 PAC IO Notional Amount, the Class A-19 TAC IO Notional Amount or the Class A-22 Notional Amount.

            Offered Certificates: The Class A, Class B-1, Class B-2 and Class B-3 Certificates.

            Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor or the Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as two separate REMICs or compliance with the REMIC Provisions must be an opinion of Independent counsel.

            Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                       Class B-1               1.86%
                       Class B-2               1.10%
                       Class B-3               0.65%
                       Class B-4               0.40%
                       Class B-5               0.20%
                       Class B-6               0.00%

            Original Subordinate Certificate Balance: $24,006,149.53.

            OTS: The Office of Thrift Supervision.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections
2.02 or 2.04.

            Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            PAC Group: The Class A-4 and Class A-25 Certificates, collectively.

            PAC Principal Amount: As to any Distribution Date and for the Class A-1, Class A-2, Class A-3, Class A-4 or Class A-23 Certificates, the PAC Group or the Class A-19 PAC I Component, the amount, if any, that would reduce the Class Certificate Balance, balance of the PAC Group or Component Balance thereof to the balance shown in the tables set forth in Exhibit L with respect to such Distribution Date.

            Pass-Through Rate: As to each Class of interest-bearing Certificates (other than the Class A-19 Certificates), the per annum rate set forth in the Preliminary Statement.

            Paying Agent:  As defined in Section 9.13.

            Percentage Interest: As to any Certificate (other than a Class A-6, Class A-7, Class A-8, Class A-14 or Class A-18 Certificate), the percentage obtained by dividing the initial Certificate Balance or Initial Notional Amount, as applicable, of such Certificate by the Initial Class Certificate Balance or Initial Notional Amount, as applicable, of the Class of which such Certificate is a part. With respect to a Class A-6, Class A-7, Class A-8, Class A-14 or Class A-18 Certificate, the percentage obtained by dividing the current Certificate Balance of each such Certificate by the current Class Certificate Balance of the Class of which said Certificate is a part.

            Periodic Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 3.20, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Servicing Fee) on the Mortgage Loans (including any REO Property) that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

            Permitted Investments: One or more of the following:

            (i) obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

            (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "P-1" by Moody's and "F-1" by Fitch;

            (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "P-1" by Moody's and "F-1" by Fitch;

            (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "P-1" by Moody's and "F-1" by Fitch;

            (v) investments in money market funds (including funds of the Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated "Aaa" by Moody's, and "AAA" by Fitch or otherwise approved in writing by each Rating Agency; and

            (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by the Servicer, will not affect the qualification of the Trust Estate as a two separate REMICs;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

            Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code
Section 521), (iv) rural electric and telephone cooperatives described in Code
Section 1381(a)(2)(C) and (v) any other Person so designated by the Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

            Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Physical Certificates: The Class A-R, Class A-LR, Class B-4, Class B-5 and Class B-6 Certificates.

            Plan: As defined in Section 6.02(e).

            PO Percentage: As to any Discount Mortgage Loan, 100% minus the Non-PO Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.

            PO Principal Amount: As to any Distribution Date, the sum of the applicable PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the related Seller or the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with any Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

            Pool Distribution Amount: As to any Distribution Date, the excess of
(a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment (net of the Servicing Fee) and the principal portion of any Monthly Payment due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances and payments of Compensating Interest made by the Servicer in respect of such Distribution Date deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(vii); (ii) all Liquidation Proceeds received during the preceding calendar month and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(iii); (iii) all Principal Prepayments received during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(i) during such period; (iv) in connection with Defective Mortgage Loans, as applicable, the aggregate of the Repurchase Prices and Substitution Adjustment Amounts deposited on the related Remittance Date pursuant to Section 3.08(b)(vi); and (v) any other amounts in the Servicer Custodial Account deposited therein pursuant to Sections 3.08(b)(iv), (v) and (viii) in respect of such Distribution Date; over
(b) any (i) amounts permitted to be withdrawn from the Servicer Custodial Account pursuant to clauses (i) through (vii), inclusive, of Section 3.11(a) and
(ii) amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i) and (ii) of Section 3.11(b).

            Pool Stated Principal Balance: As to any Distribution Date, the aggregate Stated Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans immediately following the Due Date in the month of such Distribution Date.

            Premium Mortgage Loan: Any Mortgage Loan with a Net Mortgage Interest Rate that is equal to or more than 7.750% per annum.

            Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the Servicing Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

            Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

            Principal-Only Certificates: Any Class of Certificates entitled to distributions of principal, but to no distributions of interest. The Class A-PO Certificates are the only Class of Principal-Only Certificates.

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

            Private Certificates: The Class B-4, Class B-5 and Class B-6 Certificates.

            Pro Rata Share: As to any Distribution Date and any Class of Subordinate Certificates that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

            Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

            Rating Agency: Each of Fitch and Moody's. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

            Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

            Record Date: The last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

            Refinance Mortgage Loan: Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            Regular Certificates: As defined in the Preliminary Statement hereto.

            Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.07.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

            Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

            REO Disposition Period: As defined in Section 3.14.

            REO Proceeds: Proceeds, net of any related expenses of the Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

            REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            Repurchase Price: As to any Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04, an amount equal to the sum of (i) the unpaid principal balance thereof and (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased.

            Request for Release: The Request for Release submitted by the Servicer to the Trustee or the Custodian on behalf of the Trustee, substantially in the form of Exhibit E.

            Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

            Residual Certificates: The Class A-R and Class A-LR Certificates.

            Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having responsibility for the administration of this Agreement.

            Restricted Classes: As defined in Section 5.02(d).

            Rounding Account: As defined in Section 3.23.

            Rounding Amount: As defined in Section 3.23.

            Seller: Bank of America, N.A., a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

            Senior Certificates: The Class A Certificates.

            Senior Credit Support Depletion Date: The date on which the aggregate Class Certificate Balance of the Subordinate Certificates is reduced to zero.

            Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date by the aggregate Class Certificate Balance of all Classes of Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date.

            Senior Prepayment Percentage: For any Distribution Date during the five years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage plus 70% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage plus 60% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage plus 40% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage plus 20% of the Subordinate Percentage for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Distribution Date (unless on any of the foregoing Distribution Dates the Senior Percentage exceeds the initial Senior Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage will occur unless both of the Senior Step Down Conditions are satisfied.

            Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Senior Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and (ii) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Senior Principal Distribution Amount will be reduced on the related Distribution Date by the Senior Percentage of the Non-PO Percentage of the principal portion of such Debt Service Reduction.

            Senior Step Down Conditions: As of any Distribution Date as to which any decrease in the Senior Prepayment Percentage applies, (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates (averaged over the preceding six-month period), is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance set forth below:

                                                Percentage of
                                             Original Subordinate
Distribution Date Occurring                  Certificate Balance
---------------------------                  -------------------

December 2005 through November 2006                  30%

December 2006 through November 2007                  35%

December 2007 through November 2008                  40%

December 2008 through November 2009                  45%

December 2009 and thereafter                         50%

            Servicer: Bank of America, N.A., a national banking association, or its successor in interest, in its capacity as servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

            Servicer Advance Date: As to any Distribution Date, 11:30 a.m., Eastern time, on the Business Day immediately preceding such Distribution Date.

            Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.08(b).

            Servicer's Certificate: The monthly report required by Section 4.01.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

            Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan, subject to reduction as provided in Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. The Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by the Servicer, or as otherwise provided under Section 3.11.

            Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate equal to (i) the related Mortgage Interest Rate less (ii) the sum of 7.750% and the Trustee Fee Rate; provided, however, that the Servicing Fee Rate will not be less than 0.25% per annum with respect to any Mortgage Loan.

            Servicing File: The items pertaining to a particular Mortgage Loan referred to in Exhibit J hereto, and any additional documents required to be added to the Servicing File pursuant to the Agreement.

            Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

            Similar Law: As defined in Section 6.02(e).

            Special Hazard Loss: As to a Mortgaged Property, any Realized Loss on account of direct physical loss, exclusive of (i) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12 and (ii) any loss caused by or resulting from:

            (a) (i) wear and tear, deterioration, rust or corrosion, mold, wet or dry rot; inherent vice or latent defect; animals, birds, vermin or insects; or

            (ii) settling, subsidence, cracking, shrinkage, building or expansion of pavements, foundations, walls, floors, roofs or ceilings;

            (b) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

            (c) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss is direct or indirect, proximate or remote; or

            (d) (i) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (A) by any government or sovereign power (de jure or de facto), or by any authority maintaining or using military, naval or air forces; or (B) by military, naval or air forces; or (C) by an agent of any such government, power, authority or forces;

            (ii) any weapon of war or facility for producing same employing atomic fission, radioactive force or chemical or biological contaminants, whether in time of peace or war; or

            (iii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

            Special Hazard Loss Amount: As to any Distribution Date, the lesser of (a) the greatest of (i) 1% of the Pool Stated Principal Balance of the Mortgage Loans, (ii) twice the principal balance of the largest Mortgage Loan, and (iii) the aggregate principal balance of all Mortgage Loans secured by Mortgaged Properties located in the single California five-digit postal zip code having the highest aggregate principal balance of any zip code area (all principal balances to be calculated as of the first day of the month preceding such Distribution Date after giving effect to Monthly Payments then due, whether or not paid) and (b) the Initial Special Hazard Loss Amount, reduced (but not below zero) by the amount of Realized Losses in respect of Special Hazard Mortgage Loans previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date. The Special Hazard Loss Amount may be further reduced from time to time below the amounts specified above with the written consent of the Rating Agencies and without resulting in a downgrading to the then-current rating of the Certificates.

            Special Hazard Mortgage Loan: Any Liquidated Mortgage Loan as to which the ability to recover thereon was substantially impaired by reason of a hazard or loss not covered by a hazard policy or flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12.

            Special Retail Certificates: The Class A-6, Class A-7, Class A-8, Class A-14 and Class A-18 Certificates.

            Stated Principal Balance: As to any Mortgage Loan and date, the unpaid principal balance of such Mortgage Loan as of the Due Date immediately preceding such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

            Subordinate Certificates: The Class B Certificates.

            Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage for such Distribution Date.

            Subordinate Prepayment Percentage: As to any Distribution Date, 100% minus the Senior Prepayment Percentage for such Distribution Date.

            Subordinate Principal Distribution Amount: With respect to any Distribution Date, an amount equal to the sum of (i) the Subordinate Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and (ii) the Subordinate Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Subordinate Principal Distribution Amount will be reduced on the related Distribution Date by the Subordinate Percentage of the applicable Non-PO Percentage of the principal portion of such Debt Service Reduction.

            Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

            Subservicing Agreement: Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Servicer, need not be in writing) between the Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

            Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Defective Mortgage Loan;
(ii) have a Net Mortgage Interest Rate equal to that of the Defective Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and (v) comply with each Mortgage Loan representation and warranty set forth in the Sale Agreement relating to the Defective Mortgage Loan. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

            Substitution Adjustment Amount: As defined in Section 2.02.

            TAC Group: The Class A-21 Certificates and the Class A-19 TAC Component, collectively.

            TAC Principal Amount: As to any Distribution Date and for the TAC Group, the amount, if any, that would reduce the balance of the TAC Group to the balance shown in the table set forth in Exhibit L with respect to such Distribution Date.

            Tax Matters Person: The person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

            Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

            Trust: The trust created by this Agreement.

            Trust Estate: The corpus of the Trust created to the extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Servicer Custodial Account or the Certificate Account, in accordance with this Agreement, REO Property, the Primary Insurance Policies and any other Required Insurance Policy and amounts in the Rounding Accounts.

            Trustee: The Bank of New York, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

            Trustee Fee: As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

            Trustee Fee Rate: With respect to each Mortgage Loan, 0.0035% per annum.

            Uncertificated Lower-Tier Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02(a) hereof. Any of the Class A-L1, Class A-L5, Class A-L9, Class A-L20, Class A-L21, Class A-LPO, Class A-LUR, Class B-L1, Class B-L2, Class B-L3, Class B-L4, Class B-L5 and Class B-L6 Interests are Uncertificated Lower-Tier Interests.

            Underwriting Guidelines: The underwriting guidelines of Bank of America, N.A.

            Upper-Tier Certificate: Any one of the Class A Certificates (other than the Class A-LR Certificate) and the Class B Certificates.

            Upper-Tier Certificate Account: The separate Eligible Account established and maintained by the Trustee pursuant to Section 3.08(f).

            Upper-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be held in the Upper-Tier Certificate Account.

            U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holders of the Residual Certificates, (b) 1% of all Voting Rights shall be allocated to the Holders of the Interest-Only Certificates and (c) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

            Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                       ORIGINAL ISSUANCE OF CERTIFICATES

            Section 2.01 Conveyance of Mortgage Loans.

            (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-Off Date). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein.

            (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

            (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of The Bank of New York, as Trustee, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

            (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Depositor as being a true and correct copy of the Mortgage;

            (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "The Bank of New York, as trustee for the holders of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2000-7" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Depositor as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

            (v)the original or duplicate original mortgagee title insurance policy and all riders thereto;

            (vi) the original of any guarantee executed in connection with the Mortgage Note;

            (vii) for each Mortgage Loan which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

            (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

            (ix) for each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

                  (A) The stock certificate;

                  (B) The stock power executed in blank;

                  (C) The executed proprietary lease;

                  (D) The executed recognition agreement;

                  (E) The executed assignment of recognition agreement;

                  (F) The executed UCC-1 financing statement with evidence of recording thereon; and

                  (G) Executed UCC-3 financing statements or other appropriate
            UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), the Depositor has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has caused the Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b).

            If in connection with any Mortgage Loans, the Depositor cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or the Custodian on behalf of the Trustee, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or the Servicer to the Trustee or the Custodian on the Trustee's behalf. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

            As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days thereafter, the Servicer shall (except for any Mortgage which has been recorded in the name of MERS or its designee) (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof and, no recording of an Assignment of Mortgage will be required if the Depositor furnishes to the Trustee an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan.

            In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or the Custodian on the Trustee's behalf, will cause the Servicer to deposit in the Servicer Custodial Account the portion of such payment that is required to be deposited in the Servicer Custodial Account pursuant to Section 3.08.

            Section 2.02 Acceptance by the Trustee of the Mortgage Loans. Subject to the provisions of the following paragraph, the Trustee declares that it, or the Custodian as its agent, will hold the documents referred to in
Section 2.01 and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders.

            Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause the Custodian to review, the Mortgage Files in its possession. If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Trustee shall promptly so notify the Servicer and the Depositor, or shall cause the Custodian to promptly so notify the Servicer and the Depositor. In performing any such review, the Trustee or the Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's or the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in
Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. Neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor hereby covenants and agrees that it will promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Depositor does not correct or cure such defect within such period, the Depositor will either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trustee at the Repurchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase shall occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            With respect to each Substitute Mortgage Loan the Depositor shall deliver to the Trustee, for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate and will be retained by the Depositor. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

            The Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to Section 2.04. Upon any such substitution and the deposit to the Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee shall release, or shall direct the Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to the Depositor and shall execute and deliver at the Depositor's direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest title in the Depositor, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

            For any month in which the Depositor substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be deposited into the Certificate Account by the Depositor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

            The Trustee shall retain or shall cause the Custodian to retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Servicer's possession from time to time.

            It is understood and agreed that the obligation of the Depositor to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

            The Trustee or the Custodian, on behalf of the Trustee, shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in
Section 2.01(b)(iv), (vi), (vii) and (viii).

            Section 2.03 Representations, Warranties and Covenants of the Servicer.

            The Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

            (i) The Servicer is a national banking association duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer. The Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

            (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

            (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

            (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement.

            The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

            Section 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans.

            The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

            (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

            (ii) There are no delinquent taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the lien priority of the related Mortgaged Property.

            (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee.

            (iv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

            (v) All buildings upon the Mortgaged Property are insured by an insurer generally acceptable to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Customary Servicing Procedures and this Agreement. All such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA or FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

            (vi) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with.

            (vii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

            (viii) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (C) if the Mortgaged Property consists of Co-op Shares, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation, and (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Depositor has the full right to sell and assign the same to the Trustee.

            (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

            (x) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

            (xi) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

            (xii) To the best of the Depositor's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

            (xiii) The Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (viii)(A) and (B) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Depositor is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

            (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

            (xv) As of the date of origination of the Mortgage Loan, there had been no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the relating Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

            (xvi) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

            (xvii) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

            (xviii) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgaged Loan were disbursed. The Mortgage Loans are 30-year fixed rate mortgage loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization.

            (xix) There is no proceeding pending or, to the Depositor's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

            (xx) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
      (B) otherwise by judicial foreclosure. To the best of the Depositor's knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

            (xxi) The Mortgage Note and Mortgage are on forms acceptable to FNMA or FHLMC.

            (xxii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (viii) above.

            (xxiii) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to FNMA or FHLMC and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

            (xxiv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

            (xxv) No Mortgage Loan is a graduated payment mortgage loan, no Mortgage Loan has a shared appreciation or other contingent interest feature, and no Mortgage Loan contains any "buydown" provision.

            (xxvi) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinance Mortgage Loan.

            (xxvii) Each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be subject to a Primary Mortgage Insurance Policy, issued by an insurer acceptable to FNMA or FHLMC, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until Loan-to-Value Ratio of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.

            (xxviii) To the best of the Depositor's knowledge as of the date of origination of the Mortgage Loan, (A) the Mortgaged Property is lawfully occupied under applicable law, (B) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and
      (C) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

            (xxix) The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

            (xxx) All payments required to be made prior to the Cut-Off Date for such Mortgage Loan under the terms of the Mortgage Note have been made and no Mortgage Loan has been more than 30 days delinquent more than once in the twelve month period immediately prior to the Cut-Off Date.

            (xxxi) With respect to each Mortgage Loan, the Depositor or Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Trustee or which have been submitted for recording and not yet returned.

            (xxxii) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

            (xxxiii) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

            (xxxiv) The Mortgage Loan was underwritten in accordance with the applicable Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

            (xxxv) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease in not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

            (xxxvi) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development, or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements; provided, however, that any condominium project or planned unit development generally conforms with the applicable Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling.

            (xxxvii) The Depositor used no adverse selection procedures in selecting the Mortgage Loan for inclusion in the Trust Estate.

            (xxxviii)Each Mortgage Loan is a "qualified mortgage" within Section 860G(a)(3) of the Code.

            (xxxix) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

            Notwithstanding the foregoing, no representations or warranties are made by the Depositor as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, Person or entity otherwise affiliated with the Depositor authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Depositor with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

            Upon discovery by either the Depositor, the Servicer, the Trustee or the Custodian that any of the representations and warranties set forth in this
Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Repurchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Repurchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

            Section 2.05 Designation of Interests in the REMICs. The Depositor hereby designates the Classes of Class A Certificates (other than the Class A-19, Class A-R and Class A-LR Certificates), the Classes of Class B Certificates and the Components as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Depositor hereby further designates the Class A-L1 Interest, Class A-L5 Interest, Class A-L9 Interest, Class A-L20 Interest, Class A-L21 Interest, Class A-LPO Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest as classes of "regular interests" and the Class A-LR Certificate as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

            Section 2.06 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of each of the Upper-Tier REMIC and Lower-Tier REMIC within the meaning of Section 860G(a)(9) of the Code.

            Section 2.07 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the Upper-Tier REMIC and Lower-Tier REMIC is December 25, 2030.

            Section 2.08 Execution and Delivery of Certificates. The Trustee (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Upper-Tier REMIC and the Certificateholders and (ii) has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans and Uncertificated Lower-Tier Interests together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust Estate.


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

            Section 3.01 Servicer to Service Mortgage Loans. For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans, all in accordance with the terms of this Agreement, Customary Servicing Procedures, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement),
(c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. The Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.21. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans it services, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans it services to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the Servicer, shall promptly execute such documents and deliver them to the Servicer.

            In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans it services, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

            The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            Section 3.02 Subservicing; Enforcement of the Obligations of
Servicer.

            (a) The Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.

            (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

            (c) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by the Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

            (d) Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of the Servicer pursuant to Section 8.05.

            Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Servicer and such Subservicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 3.01.

            Section 3.03 Fidelity Bond; Errors and Omissions Insurance.

            The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans it services. These policies must insure the Servicer against losses resulting from dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of FNMA or FHLMC.

            Section 3.04 Access to Certain Documentation.

            The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this Section 3.04 shall limit the obligation of the Servicer to observe any applicable law and the failure of the Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

            Section 3.05 Maintenance of Primary Mortgage Insurance Policy;
Claims.

            With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% or such other Loan-to-Value Ratio as may be required by law, the Servicer responsible for servicing such Mortgage Loan shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with FNMA requirements. The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Insurance Policy is terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the Servicer shall notify the Trustee in writing, it being understood that the Servicer shall not have any responsibility or liability for any failure to recover under the Primary Insurance Policy for such reason. If the Servicer determines that recoveries under the Primary Insurance Policy are jeopardized by the financial condition of the insurer, the Servicer shall obtain from another insurer which meets the requirements of this
Section 3.05 a replacement insurance policy. The Servicer shall not take any action that would result in noncoverage under any applicable Primary Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Insurance Policy as provided above.

            In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such Primary Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.09(a), any amounts collected by the Servicer under any Primary Insurance Policy shall be deposited in the related Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

            The Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Mortgage Insurance, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

            Section 3.06 Rights of the Depositor and the Trustee in Respect of the Servicer.

            The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

            Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.07. The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

            Section 3.07 Trustee to Act as Servicer.

            If the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of the Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to
Section 7.02. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of the Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to any Subservicing Agreement entered into by the Servicer as contemplated by Section
3.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

            The Servicer that is no longer the Servicer hereunder shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party.

            Section 3.08 Collection of Mortgage Loan Payments; Servicer Custodial Account; Certificate Account; and Upper-Tier Certificate Account.

            (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans it services when the same shall become due and payable. Further, the Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans it services that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan it services and
(ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-Off Date. In the event of any such arrangement, the Servicer shall make Periodic Advances on the related Mortgage Loan in accordance with the provisions of Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

            (b) The Servicer shall establish and maintain the Servicer Custodial Account. The Servicer shall deposit or cause to be deposited into the Servicer Custodial Account, all on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by the Servicer in respect of the Mortgage Loans subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

            (i) all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

            (ii) all payments on account of interest on the Mortgage Loans, net of the Servicing Fee;

            (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.09(a) and (B) any Insurance Proceeds released from an Escrow Account pursuant to Section 3.09(b)(iv);

            (iv) any amount required to be deposited by the Servicer pursuant to
      Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Servicer Custodial Account;

            (v)any amounts required to be deposited by the Servicer pursuant to
      Section 3.14;

            (vi) all Repurchase Prices and all Substitution Adjustment Amounts received by the Servicer;

            (vii) Periodic Advances made by the Servicer pursuant to Section
      3.20 and any payments of Compensating Interest; and

            (viii) any other amounts required to be deposited hereunder.

            The foregoing requirements for deposits to the Servicer Custodial Account by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be deposited by the Servicer. If the Servicer shall deposit in the Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining the Servicer Custodial Account to withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding. The Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced by the Servicer on behalf of others. Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in the Servicer Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

            (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Account. The Trustee shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

            (i) the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.11(a)(viii);

            (ii) any amount paid by the Trustee pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Certificate Account; and

            (iii) any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

            If the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Certificate Account. All funds required to be deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of a the Servicer.

            (d) Each institution at which the Servicer Custodial Account or the Certificate Account is maintained shall invest the funds therein as directed in writing by the Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and (ii) in the case of the Certificate Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Servicer Custodial Account shall be for the benefit of the Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the Servicer Custodial Account or the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the Servicer Custodial Account or by the Trustee in the Certificate Account, as applicable.

            (e) The Servicer shall give notice to the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by the Servicer not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Servicer, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account not later than 30 days and not more than 45 days prior to any change thereof. The creation of the Servicer Custodial Account shall be evidenced by a certification substantially in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Trustee.

            (f) The Trustee shall establish and maintain the Upper-Tier Certificate Account. On each Distribution Date (other than the Final Distribution Date, if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Depositor), the Trustee shall, from funds available on deposit in the Certificate Account, deposit, in immediately available funds, by wire transfer or otherwise, into the Upper-Tier Certificate Account, the Lower-Tier Distribution Amount.

            Section 3.09 Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

            (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the "Escrow Account"), titled "[Insert name of Servicer], in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2000-7 and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. The Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged Property and (iii) all amounts representing proceeds of any Primary Insurance Policy. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

            (b) Withdrawals of amounts so collected from the Escrow Accounts may be made by the Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by the Servicer pursuant to Section 3.09(c) with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law,
(v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the Trust Estate.

            (c) With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage. The Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The Servicer shall advance any such payments that are not timely paid, but the Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

            Section 3.10 Access to Certain Documentation and Information Regarding the Mortgage Loans.

            The Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

            Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

            Section 3.11 Permitted Withdrawals from the Servicer Custodial Account, Certificate Account and Upper-Tier Certificate Account.

            (a) The Servicer may from time to time make withdrawals from the Servicer Custodial Account, for the following purposes:

            (i) to pay to the Servicer (to the extent not previously retained), the servicing compensation to which it is entitled pursuant to Section 3.17, and to pay to the Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Servicer Custodial Account;

            (ii) to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

            (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made;

            (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

            (v)to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or 2.04, all amounts received thereon after the date of such purchase;

            (vi) to reimburse the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03;

            (vii) to withdraw any amount deposited in the Servicer Custodial Account and not required to be deposited therein;

            (viii) on or prior to the Remittance Date, to withdraw an amount equal to the related Pool Distribution Amount, the related Trustee Fee and any other amounts due to the Trustee under this Agreement for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the Certificate Account; and

               (ix) to clear and terminate the Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

            The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Servicer Custodial Account pursuant to clauses (i), (ii),
(iv) and (v). Prior to making any withdrawal from the Servicer Custodial Account pursuant to clause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

            (b) The Trustee shall withdraw funds from the Certificate Account for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the Certificate Account for the following purposes:

            (i) to pay to itself the Trustee Fee and any other amounts due to the Trustee under this Agreement for the related Distribution Date;

            (ii) to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate Account;

            (iii) to withdraw and return to the Servicer any amount deposited in the Certificate Account and not required to be deposited therein; and

            (iv) to clear and terminate the Certificate Account upon termination of the Agreement pursuant to Section 10.01.

            (c) Notwithstanding anything herein to the contrary, the Regular Certificates and the Class A-R Certificate shall not receive distributions directly from the Certificate Account. On each Distribution Date, funds on deposit in the Upper-Tier Certificate Account shall be used to make payments on the Regular Certificates and the Class A-R Certificate as provided in Sections
5.01 and 5.02. The Upper-Tier Certificate Account shall be cleared and terminated upon termination of this Agreement pursuant to Section 10.01.

            Section 3.12 Maintenance of Hazard Insurance.

            The Servicer shall cause to be maintained for each Mortgage Loan, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of
(i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. The Servicer shall also maintain on REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.

            The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

            Notwithstanding the foregoing, the Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards, (B) name the Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section 3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the Servicer shall deposit in the Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section 3.12 and the amount paid under such blanket policy.

            Section 3.13 Enforcement of Due-On-Sale Clauses; Assumption Agreements.

            (a) Except as otherwise provided in this Section 3.13, when any Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.13 by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

            (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In no event shall the Trustee incur liability for executing any document under this Section 3.13 at the direction of the Servicer. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement may be retained by the Servicer as additional master servicing compensation. Notwithstanding the foregoing, to the extent permissible under applicable law and at the request of the Servicer, the Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to execute any assumption agreement or modification agreement required to be executed by the Trustee under this Section 3.13.

            Section 3.14 Realization Upon Defaulted Mortgage Loans; REO
Property.

            (a) The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer may enter into a special servicing agreement with an unaffiliated Holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates alone or together with other subordinated mortgage pass-through certificates. Such agreement shall be substantially in the form attached hereto as Exhibit K or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

            The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

            With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, the Servicer may rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that the Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the Servicer Custodial Account no later than the close of business on each Determination Date. The Servicer shall perform, with respect to the Mortgage Loans, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by
Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required. The Servicer shall deliver copies of such reports to the Trustee.

            If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A) the Trustee shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" on either the Upper-Tier REMIC or the Lower-Tier REMIC (as defined in Section 860F of the Code) or cause either REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, or (B) the Trustee (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of the REO Disposition Period, an extension of the REO Disposition Period in the manner contemplated by Section 856(e)(3) of the Code. If such an Opinion of Counsel is provided or such an exemption is obtained, the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject either REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. The Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by the Servicer have been made. After delivery of such identification, the Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

            The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

            The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed Periodic Advances and to reimburse the Servicer Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to
Section 3.17.

            (b) The Servicer shall promptly notify the Depositor of any Mortgage Loan which comes into default. The Depositor shall be entitled, at its option, to repurchase (i) any such defaulted Mortgage Loan from the Trust Estate if, in the Depositor's judgment, the default is not likely to be cured by the Mortgagor or (ii) any Mortgage Loan in the Trust Estate which pursuant to Section 4(b) of the applicable Mortgage Loan Purchase Agreement the applicable Seller requests the Depositor to repurchase and to sell to such Seller to facilitate the exercise of the Seller's rights against the originator or prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate (less the Servicing Fee Rate for such Mortgage
Loan) through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Servicer shall provide to the Trustee the notification required by Section 3.15 and the Trustee or the Custodian shall promptly release to the Depositor the Mortgage File relating to the Mortgage Loan being repurchased.

            Section 3.15 Trustee to Cooperate; Release of Mortgage Files.

            Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven Business Days release the related Mortgage File to the Servicer. The Trustee shall at the Servicer's direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial Account, in which case the Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

            The Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement, upon the request of the Servicer. In addition, upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage, an instrument of satisfaction (or Assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

            Section 3.16 Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee.

            The Servicer shall transmit to the Trustee or, at the direction of the Trustee, the Custodian as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. The documents constituting the Servicing File shall be held by the Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Servicer Custodial Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the Servicer Custodial Account, Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

            Section 3.17 Servicing Compensation.

            The Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) and included in the Trust Estate to retain or withdraw from the Servicer Custodial Account an amount equal to the Servicing Fee for such Distribution Date.

            Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the Servicer to the extent not required to be deposited in the Servicer Custodial Account pursuant to Section 3.08(b). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

            Notwithstanding the foregoing, with respect to the payment of the Servicing Fee on any Distribution Date, the aggregate Servicing Fee for the Servicer for such Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of (a) the Prepayment Interest Shortfall for such Distribution Date relating to the Mortgage Loans and (b) one-twelfth of 0.25% of the aggregate Stated Principal Balance of such Mortgage Loans for such Distribution Date (any such reduction, "Compensating Interest").

            Section 3.18 Annual Statement as to Compliance.

            The Servicer shall deliver to the Trustee and each Rating Agency on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2000 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (a) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            Section 3.19 Annual Independent Public Accountants' Servicing Statement; Financial Statements.

            The Servicer shall, at its own expense, on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2000 fiscal year, cause a firm of independent public accountants (who may also render other services to the Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee to the effect that such firm has with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

            Section 3.20 Advances.

            The Servicer shall determine on or before each Servicer Advance Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If the Servicer determines it is required to make a Periodic Advance, it shall, on or before the Servicer Advance Date, either (a) deposit into the Servicer Custodial Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the Servicer Custodial Account that any portion of the Amount Held for Future Distribution in the Servicer Custodial Account has been used by the Servicer in discharge of its obligation to make any such Periodic Advance. Any funds so applied shall be replaced by the Servicer by deposit in the Servicer Custodial Account no later than the close of business on the Business Day preceding the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.20 as provided in Section 3.11(a). The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. The Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by the Servicer on each Servicer Advance Date no later than the related Remittance Date.

            The Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by the Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

            Section 3.21 Modifications, Waivers, Amendments and Consents.

            (a) Subject to this Section 3.21, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

            (b) The Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

            (i) affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

            (ii) in the Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

            (iii) otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless, in either case, (A) such Mortgage Loan is 90 days or more past due or
(B) the Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of either the Upper-Tier REMIC or the Lower-Tier REMIC and, in either case, such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation. Subject to Customary Servicing Procedures, the Servicer may permit a forbearance for a Mortgage Loan which in the Servicer's judgment is subject to imminent default.

            (c) Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

            (d) The Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Servicer, which amount shall be retained by the Servicer as additional servicing compensation.

            (e) The Servicer shall notify the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Servicer (i) shall deliver to the Trustee a copy thereof and
(ii) shall deliver to the Trustee such document, with evidence of notification upon receipt thereof from the public recording office.

            Section 3.22 Reports to the Securities and Exchange Commission.

            The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, for so long as any Certificates registered under the 1933 Act are outstanding (other than the Current Report on Form 8-K to be filed by the Depositor in connection with computational materials and the initial Current Report on Form 8-K to be filed by the Depositor in connection with the issuance of the Certificates). Upon the request of the Trustee, the Servicer and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.

            Section 3.23 Maintenance of the Rounding Accounts; Collections Thereunder.

            On or prior to the Closing Date, the Trustee shall establish a separate account (each, a "Rounding Account") with respect to each of the Special Retail Certificates, and Banc of America Securities LLC shall deposit $999.99 in each such Rounding Account. The Trustee shall maintain such accounts to provide, if needed, the applicable Rounding Amount (defined below) on any Distribution Date. If, on any Distribution Date, the Trustee determines that amounts are available out of the Pool Distribution Amount (after giving effect to the last sentence of this paragraph) for distributions of principal on any Class of the Special Retail Certificates, and the aggregate amount allocable to such distributions of principal is not an amount equal to an integral multiple of $1,000, the Trustee shall withdraw from the applicable Rounding Account an amount which, when added to the amount allocable to such distributions of principal, would be an integral multiple of $1,000 (the "Rounding Amount"). On each Distribution Date prior to the earlier of (a) the Senior Credit Support Depletion Date and (b) the date on which any loss is allocated to any Class of the Special Retail Certificates, with respect to which the Trustee determines that amounts are available out of the Pool Distribution Amount for distributions of principal on any Class of Special Retail Certificates, the aggregate amount allocable to such Class will be applied first to repay any funds withdrawn from the applicable Rounding Account on prior Distribution Dates which have not been repaid.

            Any amounts withdrawn by the Trustee from any Rounding Account shall be deposited in the Certificate Account for distribution to the Holders of the Special Retail Certificates as described in the preceding paragraph.

            On or promptly after the earlier of (i) the Senior Credit Support Depletion Date and (ii) the date on which any loss is allocated to any Class of the Special Retail Certificates, the Trustee shall remit to Banc of America Securities LLC any amounts remaining in the applicable Rounding Account.

            Amounts on deposit in the Rounding Accounts shall not be invested.

            Each Rounding Account established hereunder, to the extent that it constitutes a "reserve fund" for purposes of the REMIC Provisions, shall be an "outside reserve fund" as defined in Section 1.860G-2(h) of the Treasury Regulations, and in that regard (A) such Rounding Account shall be an outside reserve fund and not an asset of the either of the Upper-Tier REMIC or Lower-Tier REMIC, (B) such Rounding Account shall be owned for federal tax purposes by Banc of America Securities LLC and Banc of America Securities LLC shall report all amounts of income, deduction, gain or loss accruing therefrom, and (C) amounts transferred by either REMIC to any Rounding Account shall be treated for all federal tax purposes as distributed by either REMIC to Banc of America Securities LLC.


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

            Section 4.01 Servicer's Certificate.

            Each month, not later than 12:00 noon Eastern time on the Business Day following each Determination Date, the Servicer shall deliver to the Trustee, a Servicer's Certificate (in substance and format mutually acceptable to the Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

            Each such statement shall be provided by the Trustee to any Holder of a Certificate upon request and shall also, to the extent available, include information regarding delinquencies on Mortgage Loans providing such statement, indicating the number and aggregate principal amount of Mortgage Loans which are either one, two, three or more than three months delinquent and the book value of any REO Property.


                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

            Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Servicer's Certificate, the Trustee shall distribute out of the Upper-Tier Certificate Account or Certificate Account, as applicable, (to the extent funds are available therein) to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in
Section 5.02; provided, however, that distributions of principal to the Special Retail Certificates shall be made as described in Section 5.09.

            None of the Holders of any Class of Certificates, the Depositor, the Servicer or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

            Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

            Section 5.02 Priorities of Distributions.

            (a) On each Distribution Date, based solely on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the Certificate Account (to the extent funds are available therein) (1) the amounts payable to the Trustee pursuant to Sections 3.11(b)(i) and 3.11(b)(ii) and shall pay such funds to itself, and (2) the Pool Distribution Amount, in an amount as specified in written notice received by the Trustee from the Servicer no later than the related Determination Date, and shall apply such funds, first, to distributions in respect of the Uncertificated Lower-Tier Interests as specified in this Section 5.02(a) for deposit in the Upper-Tier Certificate Account and to the Class A-LR Certificate, and then from the Upper-Tier Certificate Account to distributions on the Certificates in the following order of priority and to the extent of such funds:

            (i) to each Class of Senior Certificates (other than the Class A-PO and the Class A-LR Certificates), an amount allocable to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall and any shortfall allocated to the Class A-19 Certificates being allocated among the Components in proportion to the amount of Component Interest Distribution Amount that would have been distributed with respect to such Component in the absence of such shortfall; provided, however, that until the applicable Accretion Termination Date, amounts that would have been distributed pursuant to this clause to the Class A-19 Certificates with respect to the Accrual Components or to the Class A-20 and Class A-23 Certificates will instead be distributed in reduction of the Component Balance and/or Class Certificate Balance of the Components and/or Classes of Certificates specified in Section 5.02(b)(i) and (ii);

            (ii) concurrently to the Class A Certificates (other than the Class A-PO and the Class A-LR Certificates) and the Class A-PO Certificates, pro rata, based on their respective Senior Principal Distribution Amount and PO Principal Amount, (A) to the Class A Certificates (other than the Class A-PO Certificates), in an aggregate amount up to the Senior Principal Distribution Amount, such distribution to be allocated among such Classes in accordance with Section 5.02(b) and (B) to the Class A-PO Certificates in an aggregate amount up to the PO Principal Amount;

            (iii) to the Class A-PO Certificates, any Class A-PO Deferred Amount, up to the Subordinate Principal Distribution Amount for such Distribution Date from amounts otherwise distributable first to the Class B-6 Certificates pursuant to clause (iv)(L) below, second to the Class B-5 Certificates pursuant to clause (iv)(J) below, third to the Class B-4 Certificates pursuant to clause (iv)(H) below, fourth to the Class B-3 Certificates pursuant to clause (iv)(F) below, fifth to the Clause B-2 Certificates pursuant to clause (iv)(D) below and finally to the Class B-1 Certificates pursuant to clause (iv)(B) below;

            (iv) to each Class of Subordinate Certificates, subject to paragraph
      (d) below, in the following order of priority:

                  (A) to the Class B-1 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (B) to the Class B-1 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (C) to the Class B-2 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (D) to the Class B-2 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (E) to the Class B-3 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (F) to the Class B-3 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (G) to the Class B-4 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (H) to the Class B-4 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (I) to the Class B-5 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (J) to the Class B-5 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (K) to the Class B-6 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                  (L) to the Class B-6 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero; and

            (v) to the Holder of the Class A-R Certificate, any amounts remaining in the Upper-Tier Certificate Account, and to the Holder of the Class A-LR Certificate, any remaining Pool Distribution Amount.

            On any Distribution Date, amounts distributed in respect of Class A-PO Deferred Amounts will not reduce the Class Certificate Balance of the Class A-PO Certificates.

            All distributions in respect of the Interest Distribution Amount for a Class or the Component Interest Distribution Amount for a Component will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount" or "Component Interest Distribution Amount," as applicable, and second with respect to the amount payable pursuant to clause (ii) of such definitions.

            On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to their respective Corresponding Upper-Tier Class, Classes, Component or Components as provided herein. On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of interest (or in the case of the Class A-L1 and Class A-L20 Interests, with respect to the Accrual Components and the Accrual Certificates, shall have such amounts added to their principal balance) in an amount equal to the Interest Distribution Amounts or Component Interest Distribution Amounts in respect of its Corresponding Upper-Tier Class, Classes, Component or Components, in each case to the extent actually distributed thereon. Such amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

            As of any date, the principal balance of each Uncertificated Lower-Tier Interest equals the aggregate of the Class Certificate Balances and Component Balances of the respective Corresponding Upper-Tier Class, Classes, Component or Components. The initial principal balance of each Uncertificated Lower-Tier Interest equals the aggregate of the Initial Class Certificate Balances and Initial Component Balances of the respective Corresponding Upper-Tier Class, Classes, Component or Components.

            The pass-through rate with respect to the Class A-L1 Interest, Class A-L20 Interest, Class A-L21 Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest shall be 7.750% per annum. The pass-through rate with respect to the Class A-L5 Interest shall be 8.000% per annum. The pass-through rate with respect to the Class A-L9 Certificate shall be 7.500% per annum. The Class A-LPO Interest is a principal-only interest and is not entitled to distributions of interest. Any Non-Supported Interest Shortfalls will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

            (b) (i) On each Distribution Date occurring prior to the applicable Accretion Termination Date, based solely on the information contained in the Servicer's Certificate, the sum of the Accrual Distribution Amounts for the Class A-19 PAC I Component and the Class A-23 Certificates will be allocated sequentially as follows:

                  first, concurrently, 33.00087657%, sequentially, to the Class A-1, Class A-2 and Class A-3 Certificates, in that order, up to their respective PAC Principal Amounts for such Distribution Date and 66.99912343% to the PAC Group, up to its PAC Principal Amount for such Distribution Date; and

                  second, concurrently, to the Class A-19 PAC I Component and the Class A-23 Certificates, pro rata, until their Component Principal Balance and Class Certificate Balance, respectively, have been reduced to zero.

            (ii) On each Distribution Date occurring prior to the applicable Accretion Termination Date, based solely on the information contained in the Servicer's Certificate, the Accrual Distribution Amount for the Class A-19 TAC Component will be allocated sequentially as follows:

                  first, to the Class A-21 Certificates, until their Class Certificate Balance has been reduced to zero; and

                  second, to the Class A-19 TAC Component, until its Component Balance has been reduced to zero.

            (iii) On each Distribution Date occurring prior to the applicable Accretion Termination Date, based solely on the information contained in the Servicer's Certificate, the Accrual Distribution Amount for the Class A-20 Certificates will be allocated sequentially as follows:

                  first, to the TAC Group, up to its TAC Principal Amount for such Distribution Date; and

                  second, to the Class A-20 Certificates, until their Class Certificate Balance has been reduced to zero.

            (iv) On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Class A Certificates (other than the Class A-PO Certificates) pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed in the following order of priority:

                  first, concurrently, to the Class A-R and Class A-LR Certificates, pro rata, until their Class Certificate Balances has been reduced to zero;

                  second, concurrently, 0.17848744% to the Class A-24 Certificates, until their Class Certificate Balance has been reduced to zero and 99.82151256%, sequentially, as follows:

                  (A)  sequentially, as follows:

                        (i) concurrently, 33.00087657%, sequentially, to the
                  Class A-1, Class A-2 and Class A-3 Certificates, in that order, up to their respective PAC Principal Amounts for such Distribution Date and 66.99912343% to the PAC Group, up to its PAC Principal Amount for such Distribution Date; and

                        (ii) concurrently, to the Class A-19 PAC I Component and
                  the Class A-23 Certificates, pro rata, up to their respective PAC Principal Amounts; and

                  (B)  concurrently, as follows:

                        (i) 35.48087226%, sequentially, as follows:

                              (a) 50.00000000%, sequentially, as follows:

                                    (1) sequentially, to the Class A-9, Class
                              A-10 and Class A-11 Certificates, in that order, until their Class Certificate Balances have been reduced to zero;

                                    (2) concurrently, to the Class A-12 and
                              Class A-18 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero; and

                                    (3) sequentially, to the Class A-13, Class
                              A-14 and Class A-15 Certificates, in that order, until their Class Certificate Balances have been reduced to zero; and

                              (b) 50.00000000%, sequentially, as follows:

                                    (1) concurrently, to the Class A-6 and Class
                              A-16 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero;

                                    (2) concurrently, to the Class A-5 and Class
                              A-7 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero; and

                                    (3) concurrently, to the Class A-8 and Class
                              A-17 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero;

                        (ii) 64.51912774%, sequentially, as follows:

                              (a) to the TAC Group, up to its TAC Principal
                        Amount for such Distribution Date;

                              (b) to the Class A-20 Certificates, until their Class Certificate Balance has been reduced to zero; and

                              (c) to the TAC Group; and

                  (C)  sequentially, as follows:

                        (i) concurrently, 33.00087657%, sequentially, to the
                  Class A-1, Class A-2 and Class A-3 Certificates, in that order, until their Class Certificate Balances have been reduced to zero and 66.99912343% to the PAC Group; and

                        (ii) concurrently, to the Class A-19 PAC I Component and
                  the Class A-23 Certificates, pro rata, until their Component Balance and Class Certificate Balance, respectively, have been reduced to zero.

            The Class A-22 Certificates are Interest-Only Certificates and are not entitled to distributions in respect of principal.

            Prior to the Senior Credit Support Depletion Date, all distributions of principal to the PAC Group will be made sequentially first to the Class A-4 Certificates up to their PAC Principal Amount for such Distribution Date and then to the Class A-25 and Class A-4 Certificates, in that order, until their Class Certificate Balances have been reduced to zero.

            Prior to the Senior Credit Support Depletion Date, all distributions of principal to the TAC Group will be made sequentially to the Class A-21 Certificates and the Class A-19 TAC Component, in that order, until their Class Certificate Balance and Component Principal Balance, respectively, have been reduced to zero.

            On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount available to be distributed as principal of the Class A Certificates (other than the Class A-PO Certificates) shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

            (c) On each Distribution Date, Accrued Certificate Interest for each Class of Certificates (other than the Class A-19 Certificates) and Accrued Component Interest for each Component for such Distribution Date shall be reduced by such Class's or Component's pro rata share, based on such Class's Interest Distribution Amount or such Component's Component Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this Section 5.02(c), of (A) Non-Supported Interest Shortfalls, (B) any Excess Losses allocable to interest, (C) on and after the Senior Credit Support Depletion Date, any other Realized Loss allocable to interest and (D) each Relief Act Reduction incurred during the calendar month preceding the month of such Distribution Date.

            (d) Notwithstanding the priority and allocation contained in Section 5.02(a)(iv), if with respect to any Class of Subordinate Certificates on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate Certificates which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Class Certificate Balance of all the Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date (the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal will be made to any Classes junior to such Class (the "Restricted Classes") and the Class Certificate Balances of the Restricted Classes will not be used in determining the Pro Rata Share for the Subordinate Certificates that are not Restricted Classes. Any funds remaining will be distributed in the order provided in Section 5.02(a)(iv).

            Section 5.03 Allocation of Losses.

            (a) On or prior to each Determination Date, the Servicer shall inform the Trustee in writing with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient Valuation, a Debt Service Reduction, a Fraud Loss or a Special Hazard Loss, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses. Based on such information, the Trustee shall determine the total amount of Realized Losses, including Excess Losses, with respect to the related Distribution Date.

            The principal portion of Realized Losses with respect to any Distribution Date shall be allocated as follows:

            (i) the applicable PO Percentage of the principal portion of any Realized Loss with respect to a Discount Mortgage Loan, including any Excess Loss, shall be allocated to the Class A-PO Certificates until the Class Certificate Balance thereof is reduced to zero; and

            (ii) (1) the applicable Non-PO Percentage of the principal portion of any Realized Loss (other than an Excess Loss) shall be allocated first to the Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates (other than the Class A-19 and Class A-PO Certificates), the Class A-19 PAC I Component and the Class A-19 TAC Component, pro rata, on the basis of their respective Class Certificate Balances or Component Balances immediately prior to the related Distribution Date or, in the case of a Class of Accrual Certificates or an Accrual Component, the Initial Class Certificate Balance or the Initial Component Balance, if lower, until the Class Certificate Balances and Component Balances thereof have been reduced to zero; and

                  (2) the applicable Non-PO Percentage of the principal portion of any Excess Losses shall be allocated pro rata among the Senior Certificates (other than the Class A-PO Certificates) in the aggregate on the basis of their aggregate principal balance and among the Classes of Subordinate Certificates on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date. Excess Losses allocated to the Senior Certificates (other than the Class A-PO and Class A-19 Certificates), the Class A-19 PAC I Component and the Class A-19 TAC Component will be allocated among such Classes and Components pro rata on the basis of their respective Class Certificate Balances or Component Balances, or in the case of a Class of Accrual Certificates or an Accrual Component, the Initial Class Certificate Balance or the Initial Component Balance, if lower.

            (b) The Class Certificate Balance of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses and Class A-PO Deferred Amounts on such Distribution Date) exceeds the Adjusted Pool Amount for such Distribution Date.

            After the Senior Credit Support Depletion Date, the Class Certificate Balances of the Senior Certificates in the aggregate (other than the Class Certificate Balance of the Class A-PO Certificates) shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates (other than Class A-PO Certificates) (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the difference between (i) the Adjusted Pool Amount for such Distribution Date and (ii) the Adjusted Pool Amount (PO Portion) for such Distribution Date.

            Any such reduction shall be allocated among the Senior Certificates (other than the Class A-19 and Class A-PO Certificates), the Class A-19 PAC I Component and the Class A-19 TAC Component based on the Class Certificate Balances or Component Balances immediately prior to such Distribution Date or, in the case of a Class of Accrual Certificates or an Accrual Component, the Initial Class Certificate Balance or the Initial Component Balance, if lower.

            After the Senior Credit Support Depletion Date, the Class Certificate Balance of the Class A-PO Certificates shall be reduced on each Distribution Date by the amount, if any, by which the Class Certificate Balance of the Class A-PO Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount (PO Portion) for such Distribution Date.

            (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

            (d) Any allocation of Realized Losses to a Class of Certificates or any reduction in the Class Certificate Balance of a Class pursuant to Section 5.03(b) above shall be accomplished by reducing the Class Certificate Balance thereof prior to the distributions made on the related Distribution Date in accordance with the definition of "Class Certificate Balance."

            (e) With respect to any Distribution Date, Realized Losses allocated pursuant to this Section 5.03 will be allocated to each Uncertificated Lower-Tier Interest in an amount equal to the amount allocated to its respective Corresponding Upper-Tier Class, Classes, Component or Components as provided above.

            (f) After the Senior Credit Support Depletion Date, on any Distribution Date on which the Class A-24 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class A-24 Certificates will be reduced by the Class A-24 Loss Allocation Amount and, notwithstanding Section 5.03(a)(ii)(1) and Section 5.03(b), the Component Balances of the Class A-19 PAC I Component and the Class A-19 TAC Component will not be reduced by such Component's pro rata share, based on the Class A-19 PAC Component Loss Amount and the Class A-19 TAC Component Loss Amount, of the Class A-24 Loss Allocation Amount.

            Section 5.04 Statements to Certificateholders.

            (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificates delivered to the Trustee pursuant to Section 4.01, the Trustee shall determine the following information with respect to such Distribution Date:

            (i) the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

            (ii) the amount allocable to interest, the Accrual Distribution Amounts with respect to the Accrual Components and Accrual Certificates, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

            (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

            (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

            (v) the Pool Stated Principal Balance for the following Distribution Date;

            (vi) the Senior Percentage and Subordinate Percentage for the following Distribution Date;

            (vii) the amount of the Servicing Fee paid to or retained by the Servicer with respect to such Distribution Date;

            (viii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

            (ix) the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date;

            (x) the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days
      (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

            (xii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

            (xiii) the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

            (xiv) the aggregate amount of Realized Losses incurred during the preceding calendar month or any Class A-PO Deferred Amounts for such Distribution Date;

            (xv) the Special Hazard Loss Amount, the Fraud Loss Amount and the Bankruptcy Loss Amount, in each case as of the related Determination Date; and

            (xvi) in the case of the Class A-22 Certificates, the Class A-22 Notional Amount for the following Distribution Date.

            (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificates, shall prepare and deliver (by mail, fax or electronically) to each Holder of a Certificate, each Rating Agency and the Servicer a statement setting forth the information set forth in Section 5.04(a).

            In the case of information furnished pursuant to clauses (i), (ii) and (ix) of Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

            On each Distribution Date, the Trustee shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date.

            The Trustee may make available each month, to any interested party, the monthly statement to Certificateholders via the Trustee's website.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (i), (ii) and (vii) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

            The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holders of the Residual Certificates for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holders of the Residual Certificates by the Trustee), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of each REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of each REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

            Section 5.05 Tax Returns and Reports to Certificateholders.

            (a) For federal income tax purposes, each REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

            (b) The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to each REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

            (c) In the first federal income tax return of each REMIC for its short taxable year ending December 31, 2000, REMIC status shall be elected for such taxable year and all succeeding taxable years.

            (d) The Trustee will maintain or cause to be maintained such records relating to each REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

            Section 5.06 Tax Matters Person. The Tax Matters Person shall have the same duties with respect to each REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class A-R Certificate is hereby designated as the Tax Matters Person for the Upper-Tier REMIC. The Holder of the Class A-LR Certificate is hereby designated as the Tax Matters Person for the Lower-Tier REMIC. By their acceptance of the Class A-R or Class A-LR Certificate, as applicable, each such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the Upper-Tier REMIC and the Lower-Tier REMIC.

            Section 5.07 Rights of the Tax Matters Person in Respect of the Trustee. The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

            Section 5.08 REMIC Related Covenants. For as long as the Trust shall exist, the Trustee, the Depositor and the Servicer shall act in accordance herewith to assure continuing treatment of the Upper-Tier REMIC and the Lower-Tier REMIC as REMICs and avoid the imposition of tax on either REMIC. In particular:

            (a) The Trustee shall not create, or permit the creation of, any "interests" in either REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates, the Residual Certificates and the Uncertificated Lower-Tier Interests.

            (b) Except as otherwise provided in the Code, (i) the Depositor and the Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in each REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to either REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

            (c) The Trustee shall not accept on behalf of either REMIC any fee or other compensation for services and neither the Trustee nor the Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

            (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.04 or 3.14(b)), unless such sale is pursuant to a "qualified liquidation" as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

            (e) The Trustee shall maintain books with respect to the Trust on a calendar year taxable year and on an accrual basis.

            Neither the Servicer nor the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that the Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on either the Upper-Tier REMIC or the Lower-Tier REMIC and will not disqualify either REMIC from treatment as a REMIC; and, provided further, that the Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.

            Section 5.09 Principal Distributions on the Special Retail Certificates. Prior to the earlier of (1) the Senior Credit Support Depletion Date and (2) the date on which any Realized Loss is allocated to any Class of Special Retail Certificates, distributions in reduction of the Class Certificate Balance of such Class will be made in integral multiples of $1,000 at the request of the appropriate representatives of Deceased Holders of Certificates of each such Class and at the request of Living Holders of Certificates of each such Class or by mandatory distributions, pursuant to Section 5.09(a) and
Section 5.09(d). On and after the earlier of (A) the Senior Credit Support Depletion Date and (B) the date on which any Realized Loss is allocated to any Class of Special Retail Certificates, distributions in reduction of the Class Certificate Balances of such Class will be made on a pro rata basis pursuant to
Section 5.09(e).

            (a) Except as set forth in Section 5.09(e), on each Distribution Date on which principal distributions to any Class of the Special Retail Certificates are made, such distributions will be made in the following priority:

            (i) first, to requesting Deceased Holders, in the order in which such requests are received by the Depository, but not exceeding an aggregate amount of $25,000 for each requesting Deceased Holder; and

            (ii) second, to requesting Living Holders, in the order in which such requests are received by the Depository, but not exceeding an aggregate amount of $10,000 for each requesting Living Holder.

            Thereafter, distributions will be made, with respect to such Class of the Special Retail Certificates, as provided in clauses (i) and (ii) above, up to a second $25,000 and $10,000, respectively. This sequence of priorities will be repeated until all requests for principal distributions by Deceased Holders and Living Holders of such Class have been honored, to the extent of amounts available for principal distributions to the Holders of such Class.

            All requests for principal distributions to Special Retail Certificates will be accepted in accordance with the provisions set forth in
Section 5.09(c). Requests for principal distributions that are received by the Trustee after the related Record Date and requests for principal distributions received in a timely manner but not accepted with respect to any Distribution Date, will be treated as requests for principal distributions to the Special Retail Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in Section 5.09(c). Such requests that are not withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Certificate Owner of the related Special Retail Certificate, all in accordance with the procedures of the Depository and the Trustee. Upon the transfer of beneficial ownership of any Special Retail Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trustee on or before the Record Date for such Distribution Date of notification of such withdrawal in the manner set forth in Section 5.09(c) using a form required by the Depository.

            Distributions in reduction of the Class Certificate Balance of any Class of Special Retail Certificates will be applied in an amount equal to the portion of the Senior Principal Distribution Amount allocable to such Class pursuant to Section 5.02, plus any amounts available for distribution from the applicable Rounding Account established as provided in Section 3.23, provided that the aggregate distribution of principal to such Class on any Distribution Date shall be made in an integral multiple of $1,000.

            To the extent that the portion of the Senior Principal Distribution Amount allocable to any Class of Special Retail Certificates on any Distribution Date exceeds the aggregate Class Certificate Balance of that Class of Special Retail Certificates with respect to which principal distribution requests have been received, principal distributions in reduction of the Class Certificate Balance of such Class will be made by mandatory distribution pursuant to Section 5.09(d).

            (b) A Special Retail Certificate shall be deemed to be held by a Deceased Holder for purposes of this Section 5.09 if the death of the Certificate Owner thereof is deemed to have occurred. Special Retail Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Certificate Owner. Special Retail Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Certificate Owners of a number of Special Retail Certificates greater than the number of Special Retail Certificates of which such trust is the owner. The death of a beneficiary of a trust will be deemed to be the death of a Certificate Owner of the Special Retail Certificates beneficially owned by the trust to the extent of such beneficiary's beneficial interest in such trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of such trust. The death of an individual who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in a Special Retail Certificate will be deemed to be the death of the Certificate Owner of such Special Retail Certificate regardless of the registration of ownership, if such beneficial ownership interest can be established to the satisfaction of the Trustee. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Beneficial interest shall include the power to sell, transfer or otherwise dispose of a Special Retail Certificate and the right to receive the proceeds therefrom, as well as interest and principal distributions, as applicable, payable with respect thereto. The Trustee shall not be under any duty to determine independently the occurrence of the death of any deceased Certificate Owner. The Trustee may rely entirely upon documentation delivered to it pursuant to Section 5.09(c) in establishing the eligibility of any Certificate Owner to receive the priority accorded Deceased Holders in Section 5.09(a).

            (c) Requests for principal distributions to the Certificate Owner of any Special Retail Certificate must be made by delivering a written request therefor to the Depository Participant or Indirect Depository Participant that maintains the account evidencing such Certificate Owner's interest in such Certificate. In the case of a request on behalf of a Deceased Holder, appropriate evidence of death and any tax waivers are required to be forwarded to the Trustee under separate cover. The Depository Participant should in turn make the request of the Depository (or, in the case of an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant of such request, which Depository Participant should make the request of the Depository) in the manner required under the rules and regulations of the Depository's APUT System. Upon receipt of such request, the Depository will date and time stamp such request and forward such request to the Trustee. The Depository may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. None of the Depositor, the Master Servicer or the Trustee shall be liable for any delay in delivery of requests for distributions or withdrawals of such requests by the Depository, a Depository Participant or any Indirect Depository Participant.

            The Trustee shall maintain a list of those Depository Participants representing the appropriate Certificate Owners of Special Retail Certificates that have submitted requests for principal distributions, together with the order of receipt and the amounts of such requests. Subject to the priorities described in Section 5.09(a) above, the Depository will honor requests for distributions in the order of their receipt. The Trustee shall notify the Depository as to which requests should be honored on each Distribution Date at least two Business Days prior to such Distribution Date and shall notify the Depository as to the portion of the Senior Principal Distribution Amount (together with any amounts available for distribution from the applicable Rounding Account) to be distributed to the Special Retail Certificates by mandatory distribution pursuant to Section 5.09(d). Requests shall be honored by the Depository in accordance with the procedures, and subject to the priorities and limitations, described in this Section 5.09. The exact procedures to be followed by the Trustee and the Depository for purposes of determining such priorities and limitations will be those established from time to time by the Trustee or the Depository, as the case may be. The decisions of the Trustee and the Depository concerning such matters will be final and binding on all affected Persons.

            Special Retail Certificates that have been accepted for a distribution shall be due and payable on the applicable Distribution Date. Such Certificates shall cease to bear interest after the last day of the calendar month preceding the month in which such Distribution Date occurs.

            Any Certificate Owner of a Special Retail Certificate that has requested a principal distribution may withdraw its request by so notifying in writing the Depository Participant or Indirect Depository Participant that maintains such Certificate Owner's account. If such account is maintained by an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant which in turn must forward the withdrawal of such request, in the manner required under the rules and regulations of the Depository's APUT System, to the Depository to be forwarded to the Trustee. If such notice of withdrawal of a request for distribution has not been received by the Depository and forwarded to the Trustee on or before the Record Date for the next Distribution Date, the previously made request for a principal distribution will be irrevocable with respect to the making of principal distributions on such Distribution Date.

            If any requests for principal distributions are rejected by the Trustee for failure to comply with the requirements of this Section 5.09, the Trustee shall return such request to the appropriate Depository Participant with a copy to the Depository with an explanation as to the reason for such rejection.

            (d) If principal distributions to be made to any Class of the Special Retail Certificates on a Distribution Date exceed the aggregate amount of principal distribution requests for such Class which have been received on or before the applicable Record Date, as provided in Section 5.09(a) above, additional Special Retail Certificates of such Class will be selected to receive mandatory principal distributions in lots equal to $1,000 in accordance with the then-applicable random lot procedures of the Depository, and the then-applicable procedures of the Depository Participants and Indirect Depository Participants representing the Certificate Owners (which procedures may or may not be by random lot). The Trustee shall notify the Depository of the aggregate amount of the mandatory principal distribution to be made on the next Distribution Date. The Depository shall then allocate such aggregate amount among the Depository Participants on a random lot basis. Each Depository Participant and, in turn, each Indirect Depository Participant will then select, in accordance with its own procedures, Special Retail Certificates of such Class from among those held in its accounts to receive mandatory principal distributions, such that the total amount of principal distributed to the Special Retail Certificates of such Class so selected is equal to the aggregate amount of such mandatory distributions allocated to such Depository Participant by the Depository and to such Indirect Depository Participant by its related Depository Participant, as the case may be. Depository Participants and Indirect Depository Participants that hold Special Retail Certificates of such Class selected for mandatory principal distributions are required to provide notice of such mandatory distributions to the affected Certificate Owners.

            (e) Notwithstanding any provisions herein to the contrary, on each Distribution Date on and after the earlier of (i) the Senior Credit Support Depletion Date and (ii) the date on which any Realized Loss is allocated to any Class of Special Retail Certificates, distributions in reduction of the Class Certificate Balance of such Class will be made pro rata among the Certificate Owners of the Certificates of such Class and will not be made in integral multiples of $1,000 or pursuant to requests for distribution as permitted by
Section 5.09(a) or by mandatory distributions as provided for by Section
5.09(d).

            (f) In the event that Definitive Certificates representing the Special Retail Certificates are issued pursuant to Section 6.02(c)(iii), an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of the Class Certificate Balance of each Class of the Special Retail Certificates are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Special Retail Certificates, with the provisions of this Section 5.09.


                                   ARTICLE VI

                                THE CERTIFICATES

            Section 6.01 The Certificates. The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-10, A-11, A-12, A-13,
A-14, A-15, A-16, A-17, A-18, A-19, A-20, A-21, A-22, A-23, A-24, A-25, A-PO,
A-R, A-LR, B-1, B-2, B-3, B-4, B-5, B-6 and C (reverse of all Certificates) and shall, on original issue, be executed by the Trustee and shall be countersigned and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01. The Senior Certificates (other than the Class A-6, Class A-7, Class A-8, Class A-14, Class A-18, Class A-PO, Class A-R and Class A-LR Certificates) shall be available to investors in interests representing minimum dollar Certificate Balances (or notional amounts) of $1,000 and integral multiples of $1 in excess thereof. The Class A-6, Class A-7, Class A-8, Class A-14 and Class A-18 Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $1,000 and integral multiples of $1,000 in excess thereof. The Subordinate Certificates and the Class A-PO Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $25,000 and integral dollar multiples of $1 in excess thereof (except one Certificate of such Class may be issued with a different Certificate Balance (or notional amount). The Class A-R and Class A-LR Certificates shall each be in a minimum denomination of $50. The Senior Certificates (other than the Class A-R and Class A-LR Certificates) and the Class B-1, Class B-2 and Class B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

            Section 6.02 Registration of Transfer and Exchange of Certificates.

            (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

            (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Certificates may not be transferred by the Trustee except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            (iii) If (A) (1) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (2) the Trustee or the Depositor is unable to locate a qualified successor, (B) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, (C) after the occurrence of an Event of Default, or (D) in the event the Depository is unable to make the pro rata distributions required by Section 5.09(e), Certificate Owners representing at least 51% of the aggregate Class Certificate Balances of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

            (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee or the Servicer, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee and the Servicer of an Opinion of Counsel satisfactory to the Trustee and the Servicer as described above shall be void and of no effect.

            Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

            (f) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

            (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I hereto from the proposed transferee.

            (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

            (v) No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

            (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section
      6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
      Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this
      Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

            (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
      (6) of the Code, information needed to compute the tax imposed under
      Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause
      (vii) shall be reimbursable by the Trust.

            (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

            (g) [Reserved]

            (h) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

            Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 6.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar or any agent of the Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

            Section 7.01 Respective Liabilities of the Depositor and the Servicer. The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

            Section 7.02 Merger or Consolidation of the Depositor or the Servicer. The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Any Person into which the Depositor or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

            Section 7.03 Limitation on Liability of the Depositor, the Servicer and Others. None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or of the Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor and the Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Servicer Custodial Account as provided by Section 3.11.

            Section 7.04 Depositor and Servicer Not to Resign. Subject to the provisions of Section 7.02, neither the Depositor nor the Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.


                                  ARTICLE VIII

                                     DEFAULT

            Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

            (a) any failure by the Servicer to deposit amounts in the Servicer Custodial Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement (other than the payments required to be made under Section 3.20) which continues unremedied for a period of five days; or

            (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

            (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Servicer, or for the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (d) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (e) the failure of the Servicer to remit any Periodic Advance required to be remitted by the Servicer pursuant to Section 3.20 which failure continues unremedied at 3:00 p.m. on the related Distribution Date;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Servicer under this Agreement. If an Event of Default described in clause (e) hereof shall occur, the Trustee shall, by notice to the Servicer, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the Advance which the Servicer failed to make. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, unless and until such time as the Trustee shall appoint a successor Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Servicer in the Servicer Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of the Servicer pursuant hereto, the Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

            Section 8.02 Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            Section 8.03 Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Servicer or any successor Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

            Section 8.04 Action upon Certain Failures of the Servicer and upon Event of Default. In the event that the Trustee shall have actual knowledge of any failure of the Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. If the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

            Section 8.05 Trustee to Act; Appointment of Successor.

            (a) On and after the time the Servicer receives a notice of termination pursuant to Section 8.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 3.07. Notwithstanding anything provided herein to the contrary, under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to the Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

            (b) In connection with the appointment of a successor Servicer or the assumption of the duties of the Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans serviced by the predecessor Servicer as it and such successor shall agree; provided, however, that any Person assuming the duties of the Servicer shall pay to such predecessor an amount equal to the market value of the portion of the Servicing Fee that will accrue in the future due to the Servicing Fee Rate exceeding 0.25% per annum with respect to any Mortgage Loan. The "market value" of such portion of the Servicing Fee shall be determined by Bank of America, N.A., on the basis of at least two quotations from third parties actively engaged in the servicing of single-family mortgage loans. If the successor Servicer does not agree that such market value is a fair price, such successor shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. The market value of the excess portion of the Servicing Fee will then be equal to the average of (i) the lowest figure obtained by Bank of America, N.A., and (ii) the highest figure obtained by the successor Servicer. Payment of the amount calculated above shall be made to Bank of America, N.A., by the successor Servicer no later than the last Business Day of the month in which such successor Servicer becomes entitled to receive the Servicing Fee under this Agreement. In no event will any portion of the Trust Estate be used to pay amounts due to Bank of America, N.A. under this Section 8.05(b).

            (c) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.03.

            Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to the Servicer pursuant to this
Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.


                                   ARTICLE IX

                                   THE TRUSTEE

            Section 9.01 Duties of Trustee.

            (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

            (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

            (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicer and which on their face, do not contradict the requirements of this Agreement;

            (ii) The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

            (iii) The Trustee (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

            (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses (c), (d) and
      (e) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or any officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Servicer, the Depositor or any Certificateholder; and

            (v) Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance as successor Servicer) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 9.02 Certain Matters Affecting the Trustee.

            Except as otherwise provided in Section 9.01:

            (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

            (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders or Certificate or any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

            (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            Section 9.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the execution of, and the counter-signature on the Certificates) shall be taken as the statements of the Depositor or Servicer, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or the Servicer in respect of the Mortgage Loans or deposited into the Servicer Custodial Account, or any other account hereunder (other than the Certificate Account) by the Servicer.

            The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the Depositor or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer), any Subservicer or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer) or any Subservicer taken in the name of the Trustee; the failure of the Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

            Section 9.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Servicer, any Subservicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

            Section 9.05 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A2" by Moody's and "A" by Fitch or (ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor or the Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

            Section 9.06 Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicer and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicer shall use their best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

            The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicer and the Trustee; the Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

            Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 9.07.

            Section 9.07 Successor Trustee. Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee has been terminated pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

            No successor Trustee shall accept appointment as provided in this
Section 9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

            Upon acceptance of appointment by a successor Trustee as provided in this Section 9.07, the Servicer shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

            Section 9.08 Merger or Consolidation of Trustee. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07.

            In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 9.10 Authenticating Agents. The Trustee may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be The Bank of New York. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

            Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

            Section 9.11 Trustee's Fees and Expenses. The Trustee, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Servicer and (c) arising out of the transfer of any Private Certificate not in compliance with ERISA. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii); provided, however, that the Depositor and the Trustee intend to enter into a separate agreement for custody-related services. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses.

            Section 9.12 Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Servicer. Subject to this Article IX, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

            Section 9.13 Paying Agents. The Trustee may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account and distributions to Certificateholders as provided in Section 3.08 and Section
5.02. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Initially, the Paying Agent shall be The Bank of New York. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

            Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicer, a successor Paying Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

            Section 9.14 Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

            Section 9.15 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

            Section 9.16 Suits for Enforcement. In case an Event of Default or other default by the Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

            Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

            Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.


                                    ARTICLE X

                                   TERMINATION

            Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligation of Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Depositor of all Mortgage Loans and all REO Property remaining in the Trust Estate at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO Property (as determined by the Depositor as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Article X), plus any Class Unpaid Interest Shortfall for any Class of Certificates as well as one month's interest at the related Mortgage Rate on the Stated Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property; provided, however, that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Depositor to repurchase all Mortgage Loans pursuant to (a) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than 10% of the Cut-Off Date Pool Principal Balance. If such right is exercised, the Trustee shall, promptly following payment of the purchase price, release to the Depositor or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Depositor (if exercising its right to purchase the assets of the Trust) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Depositor is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Depositor, the Depositor shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on the Final Distribution Date equal to the purchase price for the related assets of the Trust computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each Class of Certificates, the Class Certificate Balance thereof plus (a) accrued interest thereon in the case of an interest bearing Certificate and (b) the Class A-PO Deferred Amount with respect to the Class A-PO Certificates, and (II) as to the Class A-R and A-LR Certificates, the amounts, if any, which remain on deposit in the Upper-Tier Certificate Account and the Certificate Account, respectively (other than the amounts retained to meet claims) after application pursuant to clause (I) above. An amount shall be distributed in respect of interest and principal to the Uncertificated Lower-Tier Interests in the same amounts as distributed to their Corresponding Upper-Tier Class or Classes.

            If all of the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Depositor (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

            Section 10.02 Additional Termination Requirements.

            (a) If the Depositor exercises its purchase option as provided in
Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause the Trust Estate to fail to qualify as two separate REMICs at any time that any Certificates are outstanding:

            (i) within 90 days prior to the Final Distribution Date set forth in the notice given by the Depositor under Section 10.01, the Trustee shall sell all of the assets of the Trust Estate to the Depositor for cash; and

            (ii) the notice given by the Depositor or the Trustee pursuant to
      Section 10.01 shall provide that such notice constitutes the adopting of a plan of complete liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Trustee shall also specify such date in the final tax return of the Upper-Tier REMIC and the Lower-Tier REMIC.

            (b) By their acceptance of the Residual Certificates, the Holders thereof hereby agree to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Upper-Tier REMIC and the Lower-Tier REMIC as REMICs at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on either REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder,
(iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates or the Class B-5 Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect and (v) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

            Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as REMICs and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as REMICs.

            Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

            Section 11.02 Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 11.05 Notices. All demands, notices, instructions, directions, requests and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee may be delivered by facsimile and shall be deemed effective upon receipt ) to (a) in the case of the Depositor, Bank of America Mortgage Securities, Inc., 101 South Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial Officer, (b) in the case of the Servicer, Bank of America, N.A., 2810 North Parham Road, Richmond, Virginia 23294, Attention: Servicing Manager, with a copy to: Bank of America, N.A. 101 South Tryon Street, Charlotte, North Carolina, 28255,
Attention: General Counsel and Chief Financial Officer, (c) in the case of the Trustee, 101 Barclay Street - 12E, New York, New York 10286, Attention:
Corporate Trust - MBS Group (Fax: (212) 815-5309), (d) in the case of Moody's, Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007,
Attn: Residential Mortgage Monitoring Group, and (e) in the case of Fitch, Fitch, Inc., One State Street Plaza, New York, New York 10004, Attn: Residential Mortgage Surveillance Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

            Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 11.07 Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to
Section 6.01 are and shall be deemed fully paid.

            Section 11.08 Access to List of Certificateholders. The Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

            If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

            Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

            Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

            IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.


                                    BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                                       as Depositor


                                    By:
                                       -----------------------------------------
                                       Name:  Judy Ford
                                       Title: Vice President


                                    BANK OF AMERICA, N.A.,
                                       as Servicer


                                    By:
                                       -----------------------------------------
                                       Name:  Robert J. DeBenedet
                                       Title: Senior Vice President


                                    THE BANK OF NEW YORK,
                                       as Trustee


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

STATE OF NEW YORK    )
                     )     ss.:
COUNTY OF NEW YORK   )


            On the 21st day of November, 2000, before me, a notary public in and for the State of New York, personally appeared _________________, known to me who, being by me duly sworn, did depose and say that s/he is a ________________ of The Bank of New York, a New York banking corporation, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of such corporation.



                                         ---------------------------------------
                                                       Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        )     ss.:
COUNTY OF MECKLENBURG   )


            On the 21st day of November, 2000, before me, a notary public in and for the State of North Carolina, personally appeared Judy Ford, known to me who, being by me duly sworn, did depose and say that she is the Vice President of Bank of America Mortgage Securities, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such corporation.



                                         ---------------------------------------
                                                       Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        )     ss.:
COUNTY OF MECKLENBURG   )


            On the 21st day of November, 2000, before me, a notary public in and for the State of North Carolina, personally appeared Robert J. DeBenedet, known to me who, being by me duly sworn, did depose and say that he is the Senior Vice President of Bank of America, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed her name thereto by order of the Board of Directors of such corporation.



                                         ---------------------------------------
                                                       Notary Public

[Notarial Seal]

My commission expires ____________.

                                   EXHIBIT A-1

                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class A-1

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $59,653,000.00

Pass-Through Rate:            7.125%

CUSIP No.:                    060506 QC 9

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                     * * *

                                   EXHIBIT A-2

                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class A-2

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $21,960,000.00

Pass-Through Rate:            7.125%

CUSIP No.:                    060506 QD 7

      This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-3

                     [FORM OF FACE OF CLASS A-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class A-3

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $11,000,000.00

Pass-Through Rate:            7.125%

CUSIP No.:                    060506 QE 5

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-4

                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class A-4

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $113,007,000.00

Pass-Through Rate:            7.125%

CUSIP No.:                    060506 QF 2

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-5

                     [FORM OF FACE OF CLASS A-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class A-5

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,800,000.00

Pass-Through Rate:            8.000%

CUSIP No.:                    060506 QG 0

      This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-6

                     [FORM OF FACE OF CLASS A-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class A-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class A-6

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $12,100,000.00

Pass-Through Rate:            8.000%

CUSIP No.:                    060506 QH 8

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the current Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-7

                     [FORM OF FACE OF CLASS A-7 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class A-7

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class A-7

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $8,200,000.00

Pass-Through Rate:            8.000%

CUSIP No.:                    060506 QJ 4

      This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the current Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-8

                     [FORM OF FACE OF CLASS A-8 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class A-8

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class A-8

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $8,265,000.00

Pass-Through Rate:            8.000%

CUSIP No.:                    060506 QK 1

      This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the current Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-9

                     [FORM OF FACE OF CLASS A-9 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class A-9

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class A-9

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $13,892,000.00

Pass-Through Rate:            7.500%

CUSIP No.:                    060506 QL 9

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-10

                    [FORM OF FACE OF CLASS A-10 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-10

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-10

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $6,288,000.00

Pass-Through Rate:            7.500%

CUSIP No.:                    060506 QM 7

      This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-11

                    [FORM OF FACE OF CLASS A-11 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-11

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-11

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $4,944,000.00

Pass-Through Rate:            7.500%

CUSIP No.:                    060506 QN 5

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-12

                    [FORM OF FACE OF CLASS A-12 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-12

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-12

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,360,000.00

Pass-Through Rate:            7.500%

CUSIP No.:                    060506 QP 0

      This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-13

                    [FORM OF FACE OF CLASS A-13 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-13

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-13

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $6,476,000.00

Pass-Through Rate:            7.500%

CUSIP No.:                    060506 QQ 8

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-14

                    [FORM OF FACE OF CLASS A-14 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-14

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-14

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $9,662,000.00

Pass-Through Rate:            7.500%

CUSIP No.:                    060506 QR 6

      This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the current Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-15

                    [FORM OF FACE OF CLASS A-15 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-15

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-15

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $4,378,000.00

Pass-Through Rate:            7.500%

CUSIP No.:                    060506 QS 4

      This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-16

                    [FORM OF FACE OF CLASS A-16 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-16

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-16

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $15,900,000.00

Pass-Through Rate:            8.000%

CUSIP No.:                    060506 QT 2

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-17

                    [FORM OF FACE OF CLASS A-17 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-17

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-17

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $3,735,000.00

Pass-Through Rate:            8.000%

CUSIP No.:                    060506 QU 9

      This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-18

                    [FORM OF FACE OF CLASS A-18 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-18

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-18

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,000,000.00

Pass-Through Rate:            7.500%

CUSIP No.:                    060506 QV 7

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the current Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-19

                    [FORM OF FACE OF CLASS A-19 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-19

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON A PORTION OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-19

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $61,997,250.00

CUSIP No.:                    060506 QW 5

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      For the purposes of determining distributions of interest and in reduction of Class Certificate Balance, the Class A-19 Certificates consist of four components (each, a "Component" and individually, the "Class A-19 PAC IO Component," the "Class A-19 PAC I Component," the "Class A-19 TAC IO Component and the "Class A-19 TAC Component"). The amount of interest which accrues on the Class A-19 Certificates in any month will equal the sum of the interest which accrues on the Components. The component rate (the "Component Rate") for the Class A-19 PAC I Component will be 7.125% per annum and the Component Rate for the Class A-19 PAC IO Component, the Class A-19 TAC IO Component and the Class A-19 TAC Component will be 7.750% per annum. Interest with respect to each Component will accrue during each month in an amount equal to the product of (i) 1/12th of the Component Rate for such Component and (ii) the outstanding Component Balance in the case of the Class A-19 PAC I Component and the Class A-19 TAC Component or the outstanding notional amount in the case of the Class A-19 PAC IO Component and the Class A-19 TAC IO Component. Prior to the applicable Accretion Termination Date, the interest accrued on the Class A-19 PAC Component and Class A-19 TAC Component otherwise available for distribution on this Certificate will be added to the Component Balance of such Component on each Distribution Date. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-20

                    [FORM OF FACE OF CLASS A-20 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-20

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-20

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $10,011,000.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 QX 3

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-21

                    [FORM OF FACE OF CLASS A-21 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-21

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-21

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $116,788,000.00

Pass-Through Rate:            7.500%

CUSIP No.:                    060506 QY 1

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-22

                    [FORM OF FACE OF CLASS A-22 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-22

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-22

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Notional Amount
of this Certificate
("Denomination"):             $

Initial Notional Amount
of this Class:                $8,319,085.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 QZ 8

      This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      This Class A-22 Certificate represents the right to receive interest at the Pass-Through Rate for such Class on the Class A-22 Notional Amount.. This Class A-22 Certificate is not entitled to any distributions with respect to principal on the Mortgage Loans in the Trust. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-23

                    [FORM OF FACE OF CLASS A-23 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-23

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-23

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $3,810,750.00

Pass-Through Rate:            7.125%

CUSIP No.:                    060506 RA 2

      This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-24

                    [FORM OF FACE OF CLASS A-24 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-24

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES, OTHER THAN EXCESS LOSSES, ALLOCATED TO THE CLASS A-19 CERTIFICATES WILL BE BORNE BY THE CLASS A-24 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-24

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,025,000.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 RB 0

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-25

                    [FORM OF FACE OF CLASS A-25 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-25

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-25

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $75,018,000.00

Pass-Through Rate:            7.125%

CUSIP No.:                    060506 RC 8

      This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-PO

                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-PO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-PO

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,747,362.00

CUSIP No.:                    060506 RD 6

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class A-PO Certificate represents the right to receive principal only.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-R

                     [FORM OF FACE OF CLASS A-R CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $50.00

Initial Class Certificate
Balance of this Class:        $50.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 RE 4

      This certifies that _____________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class A-R Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-LR

                    [FORM OF FACE OF CLASS A-LR CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-LR

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS A-LR CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                   Class A-LR

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $50.00

Initial Class Certificate
Balance of this Class:        $50.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 RF 1

      This certifies that _____________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class A-LR Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class A-LR Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class A-LR Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class A-LR Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class A-LR Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class A-LR Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class A-LR Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class A-LR Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-1

                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class B-1

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $12,901,000.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 RG 9

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-2

                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class B-2

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $4,501,000.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 RH 7

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1 AND CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class B-3

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,701,000.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 RJ 3

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-4

                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class B-4

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,501,000.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 RP 9

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-5

                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3 AND CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class B-5

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,201,000.00

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 RQ 7

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-6

                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3, CLASS B-4 AND CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2000-7
                                    Class B-6

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 November 1, 2000

First Distribution Date:      December 26, 2000

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,200,149.53

Pass-Through Rate:            7.750%

CUSIP No.:                    060506 RR 5

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated November 21, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

      On each Distribution Date, the Trustee shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in, the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement; provided, however, that in the case of the Class A-6, Class A-7, Class A-8, Class A-14 or Class A-18 Certificates, distributions of principal to which such Class is entitled will be made to the Holders of such Class as described in Section 5.09 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by
Section 10.01 of the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Servicer, the Certificate Registrar and the Trustee and any agent of the Depositor, the Servicer, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the Pool Stated Principal Balance is less than 10% of the Cut-Off Date Pool Principal Balance, the Depositor will have the option to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Pooling and Servicing Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

      Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: ________ ___, ___

                                    THE BANK OF NEW YORK,
                                      as Trustee


                                    By
                                      ----------------------------------------
                                          Authorized Signatory






                          CERTIFICATE OF AUTHENTICATION

      This is one of the Class [__] Certificates referred to in the Pooling and Servicing Agreement referenced herein.

                                    THE BANK OF NEW YORK,
                                      as Trustee


                                    By
                                      ----------------------------------------
                                          Authorized Signatory

                                   ASSIGNMENT
                                   ----------

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                    ____________________________________________
                                    Signature by or on behalf of assignor






                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if mailed by check, to ________________.  Applicable statements should be mailed to
____________________________________

      This information is provided by _______________, the assignee named above, or , as its agent.

                                    EXHIBIT D

                             MORTGAGE LOAN SCHEDULE


Bank of America Mortgage Securities Inc
Series 2000-7
Settlement 11/21/00

                                                    Zip                                          Orig.       First
Loan Number         Last Name               ST      Code       Occ.    Prop.      Int. Rate      LTV         Pay Date
-----------         ---------               --      ----       ----    -----      ---------      ---         --------
6653855368         ROBINSON                 CA      95033       P       SF          8.1250       80.000       20001101
6654021077         HAN                      CA      91011       P       PA          8.5000       76.700       20001201
6654175550         TAUBER                   FL      34681       P       SF          8.3750       80.000       20001201
6654637336         BOLAND                   AZ      85258       P       PD          8.3750       80.000       20001101
6655647417         BERNHARDT, III           GA      30327       P       SF          8.1250       70.000       20001201
6655779582         HENSLEY                  MD      20816       P       SF          8.2500       80.000       20001201
6658136301         AMON                     CA      91602       P       SF          8.3750       53.100       20001101
6660876746         SHIPMAN                  FL      33036       P       SF          8.2500       79.800       20001201
0023901523         MILLER                   TN      38017       P       SF          8.3750       78.000       20001101
0023972458         BOWLING                  KY      40356       P       SF          8.1250       66.700       20001101
0028232627         TURNER                   FL      33076       P       PD          8.3750       80.000       20001201
0028563039         STURLA                   NC      27614       P       PD          8.2500       86.900       20000901
0028578748         PRESS                    CO      80401       P       SF          8.5000       67.700       20001101
0028580074         WOLFF                    VA      20165       P       PD          8.2500       79.900       20001101
0028581965         HENRIKSON                NV      89052       P       PD          8.5000       78.800       20000801
0028606051         MCALLISTER               AR      72758       P       PD          8.5000       55.100       20001101
0028606325         RUANE                    CO      80550       P       SF          8.2500       80.000       20001001
0028610012         KOPANSKI                 VA      20112       P       PD          8.3750       80.000       20001101
0028624450         CARNEY                   AR      72223       P       SF          8.1250       80.000       20001101
0028656882         RISHWAIN                 CA      94123       P       CO          8.3750       78.800       20001101
0028697837         BRENNER                  TX      78258       P       PD          8.5000       80.000       20001101
0028702546         WILSON                   CA      92882       P       SF          8.1250       95.000       20001001
0028719524         FENSTERMACHER            MD      21771       P       SF          8.2500       77.100       20001101
0028742757         CAMPBELL                 CO      80921       P       PD          8.3750       79.900       20001101
0028742963         GREER                    GA      30126       P       PD          8.5000       80.000       20001101
0028758696         MAUERMAN                 CA      92673       P       PD          8.3750       80.000       20001101
0028771202         ZOELLNER                 CA      92629       P       SF          8.5000       76.700       20000701
0028803450         LOCKARD                  CA      90036       P       SF          8.3750       80.000       20000901
0028825164         CARROLL                  CA      95076       P       SF          8.3750       80.000       20001001
0028827491         COX                      CA      92024       P       PD          8.5000       79.200       20001001
0028830008         DALY                     CA      95630       P       SF          8.5000       80.000       20000901
0028834091         GADDY                    CO      80126       P       PD          8.6250       75.400       20001101
0028835841         LOWRY                    CA      91320       P       PD          8.3750       80.000       20000901
0028844462         WATKINS                  WA      98335       P       SF          8.6250       80.000       20000901
0028847382         BUTLER JR.               CA      91355       P       PD          8.7500       80.000       20001001
0028849347         WHITT                    DE      19971       S       SF          8.6250       80.000       20001101
0028850667         MISIAK                   MI      48350       P       SF          8.7500       71.500       20000901
0028854461         WESTLY                   CA      95409       P       SF          8.5000       80.000       20001001
0028858900         MYERS                    MD      21158       P       SF          8.7500       84.800       20001101
0028860526         NEWLIN                   IL      60521       P       SF          8.5000       51.700       20001001
0028863595         MARTINO                  TX      75034       P       PD          8.2500       80.000       20001001
0028863603         WINKLEPLECK              CO      80228       P       PD          8.3750       90.000       20001001
0028863736         BEAUCHAMP                VA      23510       P       SF          8.2500       80.000       20001001
0028863744         SWAREN                   MD      21663       P       SF          8.1250       55.600       20001101
0028864544         SCHMOKE                  FL      33431       P       SF          8.3750       80.000       20001001
0028866614         HARRISON IV              AL      36561       S       SF          8.3750       68.400       20001001
0028869824         STALLINGS                VA      20148       P       PD          8.7500       80.000       20001001
0028873974         IRVIN                    PA      19087       P       SF          8.5000       91.900       20001001
0028878973         BURNSIDE                 CO      81632       S       PD          8.3750       75.000       20001001
0028878981         MATEEN                   IL      60177       P       SF          8.6250       89.700       20001101
0028879153         MATTHEWS                 MN      55122       P       SF          8.5000       90.000       20001101
0028879690         RINKENBERGER             CA      92651       P       SF          8.0000       80.000       20001001
0028880391         OPIE                     MD      21401       P       SF          8.5000       79.800       20001101
0028880706         PADNOS                   CA      94568       P       PD          8.3750       80.000       20001101
0028880730         HOBBS                    CO      80220       P       SF          8.2500       80.000       20001001
0028881225         WEST                     CA      95051       P       SF          8.3750       60.000       20001001
0028882538         MARCHETTI                CO      81632       P       PD          8.0000       76.900       20001101
0028884047         BOWE                     CA      92692       P       PD          8.6250       80.000       20001001
0028884450         THOMPSON                 CO      80004       P       PD          8.3750       77.800       20001001
0028885663         KNOWLING                 MO      63005       P       PD          8.7500       80.000       20001001
0028887438         KALED                    TN      38125       P       PD          7.7500       80.000       20001101
0028888147         PHILLIPS                 CO      80129       P       PD          8.3750       95.000       20001001
0028888758         SOUAID                   FL      33067       P       PD          8.5000       80.000       20001001
0028889053         SMITH                    CA      91320       P       PD          8.0000       80.000       20001101
0028889202         GONZALEZ                 CA      95076       P       SF          8.3750       80.000       20001101
0028889756         ROBBINS                  WA      98027       I       SF          8.8750       70.000       20001001
0028892297         BARR                     NJ      07043       P       SF          8.3750       58.900       20001001
0028893857         DEFOR                    MN      55104       P       SF          8.2500       80.000       20001001
0028894541         KILPATRICK               CO      80401       P       SF          8.3750       79.300       20001101
0028895548         REITH                    CO      80918       P       PD          8.6250       95.000       20001001
0028895928         YI                       MD      20878       P       SF          8.7500       80.000       20001001
0028896215         SOLAND                   MN      55362       P       SF          8.2500       80.000       20001001
0028896868         LE                       CA      95111       P       PD          8.7500       80.000       20001001
0028896900         CHODROW                  TX      77024       P       PD          8.0000       80.000       20001001
0028897155         BONSIGNORE               CA      95112       P       SF          8.2500       80.000       20001001
0028898930         CARBONE                  GA      30022       P       PD          8.2500       80.000       20001001
0028899854         BLOMQUIST                TX      76092       P       PD          8.2500       78.600       20001001
0028900157         KASTEN                   CA      91001       P       SF          8.6250       70.800       20000701
0028900264         THOMSPON                 CA      91320       P       PD          8.3750       80.000       20000701
0028901239         LIGOT                    CA      92807       P       PD          9.5000       95.000       20000901
0028901304         TODA                     CA      92612       P       CO          8.6250       70.000       20000801
0028901502         RODEN                    CA      94931       P       SF          8.3750       69.800       20000701
0028901593         BLEYL                    VA      23233       P       SF          7.7500       55.300       20001001
0028902534         ZIMMERMAN                VA      22182       P       PD          8.3750       80.000       20001001
0028902583         FRANKO                   CO      80465       P       SF          8.2500       79.200       20001101
0028902807         WHITCHER                 NV      89012       P       PD          8.6250       95.000       20001001
0028903011         KOLDE                    WA      98005       P       SF          8.1250       70.900       20001101
0028903128         WIMBERLY                 GA      30080       P       PD          8.1250       80.000       20001101
0028903201         ELMORE                   TN      37075       P       SF          8.3750       69.000       20001001
0028903243         PELHAM                   TX      75019       P       PD          8.3750       80.000       20001001
0028904704         MAYERLE                  OR      97034       P       SF          8.2500       80.000       20001001
0028906071         PANTELEEV                CA      94618       P       PD          8.1250       69.700       20001101
0028906295         BLOCK                    WA      98243       S       SF          8.3750       54.400       20001001
0028906576         SAUNDERS                 CA      92651       P       SF          8.0000       49.100       20001001
0028907772         ALARCON                  CA      94552       P       PD          8.2500       80.000       20001001
0028907996         KELLEY                   WA      98116       P       SF          8.2500       80.000       20001001
0028908655         FILZEN                   VA      20112       P       PD          7.8750       80.000       20001001
0028909679         PARK                     WV      25401       P       SF          7.8750       80.000       20001001
0028909737         CLIMO                    TX      77041       P       PD          8.3750       80.000       20001001
0028909935         RICH                     TN      37067       P       SF          8.2500       72.100       20001001
0028909943         LANGELL                  TN      38138       P       SF          8.2500       90.000       20001101
0028909976         COPELAND                 NC      27243       P       SF          8.3750       76.200       20001101
0028910511         CHEEVER                  TX      75022       P       PD          8.5000       80.000       20001001
0028910750         DAVIS                    TX      75093       P       PD          8.3750       80.000       20001101
0028910776         JOHNSON                  TX      75070       P       PD          8.3750       80.000       20001101
0028911238         HEISE                    IL      60045       P       SF          8.0000       80.000       20001001
0028911998         MCDONOUGH                CO      80202       P       CO          8.3750       95.000       20001001
0028912533         MILSTEIN                 CO      80237       P       SF          8.3750       76.200       20001101
0028912699         DIEP                     CA      95132       P       SF          8.6250       80.000       20001001
0028914190         BELIN                    MD      20910       P       SF          8.3750       75.000       20001101
0028914984         HARRIS,III               CO      80209       P       SF          8.7500       75.000       20001001
0028915346         FRUITMAN                 CO      80210       P       SF          8.2500       64.500       20001001
0028915858         BECK                     MN      55066       P       SF          8.3750       75.000       20001001
0028917706         RAINES                   CA      95126       P       SF          8.2500       80.000       20001001
0028918167         NELSON                   MN      55126       P       PD          8.2500       45.500       20001001
0028918191         CLINE                    CO      80104       P       PD          8.7500       90.000       20001001
0028918340         MILLER, JR               MO      63130       P       SF          8.5000       67.300       20001001
0028918464         ARDIZZONE                CA      95648       P       PD          8.5000       76.700       20001001
0028918522         MINTO-HUGGAN             CT      06483       P       SF          8.2500       95.000       20001101
0028918571         MCNERNEY                 CA      95728       S       SF          8.6250       80.000       20001101
0028919017         RUHS                     CA      92270       P       PD          8.8750       80.000       20001001
0028919843         KECK                     OK      74011       P       SF          8.2500       90.000       20001001
0028919884         VOORHIES                 VA      23430       P       SF          8.2500       80.000       20001001
0028919892         HAYES, JR.               TN      38125       P       PD          8.2500       59.200       20001101
0028920106         BOND                     CO      80304       P       PD          9.5000       56.100       20001001
0028920130         THEODOROPOULOS           CA      95010       P       SF          8.2500       75.000       20001001
0028920197         ADAMS                    WA      98119       P       CH          8.5000       80.000       20001001
0028920270         YOUNG                    CO      80439       P       SF          8.1250       80.000       20001101
0028920288         RUTTKAR                  CO      80104       P       PD          9.5000       80.000       20001101
0028920551         EPP                      WA      98072       P       PD          7.7500       80.000       20001101
0028920817         WU                       VA      22182       P       PD          8.2500       80.000       20001001
0028921369         ZHONG                    PA      19341       P       PD          8.2500       76.400       20001001
0028921377         DREW                     CA      95404       S       PD          8.2500       34.200       20001101
0028921484         KUEHM                    FL      34109       P       PD          8.3750       80.000       20001001
0028921534         MULLINS                  AL      36022       P       SF          8.3750       89.100       20001001
0028921807         NAVARRO                  CA      94014       P       CO          8.8750       90.000       20001001
0028922037         FROGALE                  VA      20124       P       PD          8.3750       74.500       20001001
0028922078         ANTHONY                  OK      74137       P       PD          8.2500       80.000       20001101
0028922698         ENSLIN                   GA      30062       P       PD          8.2500       80.000       20001101
0028923167         SUN                      CA      95014       P       SF          8.2500       76.800       20001001
0028923324         PORTOLESE                IL      60622       P       3F          8.8750       80.000       20001101
0028923639         O'ROURKE                 CO      80301       P       PD          8.3750       71.100       20001101
0028923654         BOUFFARD                 CO      80130       P       PD          8.3750       94.700       20001001
0028923696         LITTS                    WA      98422       P       PD          8.3750       90.000       20001001
0028924405         DELANCELLOTTI            OR      97068       P       PD          8.2500       75.000       20001101
0028924694         DERRYBERRY               OK      73142       P       PD          8.3750       88.300       20001001
0028924900         FOWLER                   TX      78737       P       PD          8.3750       80.000       20001001
0028924918         DISTLER,JR.              MD      21146       P       SF          8.5000       77.800       20001101
0028924959         RAHAMIM                  MN      55416       P       SF          8.6250       69.000       20001101
0028925766         DONNELLY                 CO      80215       P       SF          8.2500       78.700       20001101
0028926038         LI                       CA      90703       P       SF          8.0000       80.000       20001001
0028926160         HOPEN                    NJ      07090       P       SF          8.3750       90.000       20001101
0028926483         FARMER                   TX      78730       S       PD          8.5000       74.900       20001001
0028926632         RAINVILLE                CO      80439       P       SF          8.5000       77.300       20001101
0028927051         EASTERWOOD               GA      30019       P       SF          8.2500       80.000       20001001
0028927598         DUBE                     CO      81212       P       PD          8.5000       85.000       20001101
0028927770         BIAFORE                  CO      80124       P       PD          8.2500       80.000       20001101
0028927861         OGDEN                    TX      78746       P       SF          8.3750       80.000       20000901
0028927895         ELOR                     CA      94595       P       SF          8.8750       78.700       20001001
0028928034         PIETTE                   VA      20191       P       PD          8.5000       95.000       20001001
0028928406         POTTER                   WA      98010       P       PD          8.2500       77.600       20001101
0028928745         JONES                    GA      30303       P       CO          7.8750       95.000       20001001
0028929313         JONES                    CA      95035       P       SF          9.0000       90.000       20001001
0028929529         REINGOLD                 NJ      07876       P       SF          8.3750       87.000       20001101
0028929545         MCDONOUGH                WA      98115       P       SF          8.0000       80.000       20001101
0028929578         MAGRUDER                 CA      93923       S       SF          8.2500       35.700       20001101
0028929883         REED                     TN      38120       P       PD          8.3750       59.300       20001001
0028930501         DIETRICH                 AZ      85268       P       PD          8.2500       80.000       20001001
0028930584         MARTIN                   ME      04071       S       SF          8.2500       80.000       20000801
0028931020         BENRUD                   CO      80439       P       SF          8.1250       80.000       20001001
0028931053         JIMENEZ                  CA      90601       P       PD          8.7500       79.900       20000901
0028931145         SONGSTER                 CO      81526       S       SF          8.3750       80.000       20001101
0028931178         GREELEY                  CO      80209       P       SF          8.3750       80.000       20001101
0028931269         BROBACK                  CO      80134       P       PD          8.8750       80.000       20000901
0028931319         BORT                     CA      95746       P       SF          9.0000       71.700       20001101
0028931384         ARMSTRONG                CO      81631       P       SF          8.3750       80.000       20001101
0028931434         CLARK, JR.               CO      80123       P       PD          8.2500       80.000       20000801
0028931467         STAFFORD                 NJ      08203       P       SF          8.3750       84.900       20000901
0028931533         GOLTERMAN                MO      63131       P       PD          9.3750       69.800       20001101
0028931939         BONAFIGLIA               NV      89012       P       PD          8.3750       80.000       20000901
0028932929         ANGELL                   MI      48170       P       SF          8.5000       72.200       20001001
0028933091         MCCANDLESS               CA      95051       P       SF          8.5000       60.000       20001101
0028933174         LARA                     CA      94521       P       SF          9.0000       95.000       20000701
0028933216         SALUZZI                  CA      91207       P       SF          8.5000       55.900       20000901
0028933471         DALKE                    CO      80538       P       SF          8.2500       80.000       20001001
0028933497         COSENTINO                CA      95018       P       SF          8.6250       80.000       20000801
0028934156         PANGELINAN               CA      94568       P       SF          9.1250       66.600       20001101
0028934230         SHERMAN                  NC      28036       P       PD          8.2500       54.600       20001101
0028934909         VAN WAGNER               FL      34996       P       SF          8.6250       74.300       20001101
0028935047         WEST                     WA      98112       I       SF          8.8750       67.400       20001101
0028935476         BORREGO                  TX      78731       P       SF          8.3750       80.000       20001001
0028935526         ROBERTS                  PA      19010       P       SF          8.3750       80.000       20000901
0028935559         MICHELSEN                GA      30075       P       PD          8.5000       80.000       20001001
0028935567         IM                       TX      75082       P       SF          8.1250       90.000       20000901
0028935575         WINTERS                  IL      60615       P       SF          8.7500       80.000       20000901
0028935583         HARMEL                   IL      60611       P       CH          9.0000       95.000       20000901
0028935617         WOLFE                    TN      38372       P       SF          8.3750       80.000       20000901
0028935641         BAZI                     IL      60025       P       SF          8.8750       90.000       20000901
0028935666         MOSES                    MD      20878       P       SF          8.2500       80.000       20000901
0028935708         WARD                     CO      80026       P       PD          8.7500       80.000       20000901
0028935757         JAMES                    CA      94954       P       SF          8.7500       90.000       20000901
0028935799         LAM                      CA      95123       P       SF          8.5000       70.000       20000801
0028935831         TURNER                   CA      90630       P       SF          8.2500       80.000       20000901
0028935856         LEBLANC                  CA      95683       P       PD          8.3750       80.000       20000901
0028935872         GERFEN                   CA      95132       P       SF          8.3750       75.900       20000901
0028935880         LINDSLEY                 CA      95060       P       SF          8.7500       80.000       20000901
0028935898         SERDA                    CA      95125       P       SF          8.1250       50.600       20000901
0028936185         MCCUE                    AZ      85016       P       SF          8.6250       72.900       20000901
0028936292         GILLESPIE                OR      97225       P       SF          8.5000       80.000       20000901
0028936466         KAKISH                   CA      91773       P       SF          9.1250       90.000       20000901
0028936490         ORR                      CA      91320       P       SF          8.2500       78.000       20000701
0028936557         WOOD                     CA      93720       P       PD          8.3750       77.800       20000801
0028936573         BARBARIA                 CA      95946       P       PD          8.6250       70.000       20000901
0028936870         STEFFEY, JR              CA      95117       P       SF          8.1250       51.900       20001101
0028938314         NEVIN                    CO      81632       P       PD          8.1250       65.500       20001101
0028938934         HEAVENER                 FL      32751       P       CO          8.2500       80.000       20001101
0028940666         BRIDGES III              WA      98033       P       SF          8.5000       79.800       20001101
0028940880         TAKAGI                   OH      44145       P       SF          8.3750       90.000       20001101
0028941102         DUWE                     MI      48103       P       SF          8.8750       71.400       20001101
0028941557         SARKISSIAN               CA      91107       P       SF          8.3750       80.000       20001101
0028941805         CORBETT                  CO      80537       P       SF          8.3750       74.100       20001101
0028942688         KLOTT                    TX      78704       P       SF          8.1250       80.000       20001001
0028942829         WEIGEL                   GA      30024       P       PD          8.3750       80.000       20001101
0028942936         FRIEDMAN                 CA      92211       P       PD          8.3750       79.800       20001101
0028942969         WINSTEAD                 TN      38028       P       SF          8.2500       63.600       20001101
0028945533         LUKE                     GA      30024       P       PD          8.1250       80.000       20001101
0028945616         JONES                    TN      38119       P       SF          8.2500       65.200       20001101
0028946622         ARU                      CO      80433       P       SF          8.8750       85.000       20001101
0028946671         KNOX                     CA      92660       P       PD          8.3750       80.000       20001101
0028946838         COLLINS                  GA      30290       P       PD          8.8750       80.000       20001101
0028947562         WHEELER                  MA      02466       P       SF          8.5000       80.000       20001101
0028947570         KNUTSEN                  VA      22207       P       SF          8.3750       80.000       20001101
0028947620         MATHEWS                  TX      77005       P       SF          8.1250       76.700       20001101
0028947794         TAYLOR                   TX      78266       P       SF          8.1250       80.000       20001001
0028948180         MCLEOD                   CA      92129       P       SF          9.0000       87.500       20001101
0028948636         MARINO                   TX      75034       P       PD          8.1250       80.000       20001101
0028949873         THOMPSON                 OR      97209       S       CO          8.2500       72.400       20001101
0028950095         CORNELL                  CA      95060       P       PD          8.2500       72.200       20001101
0028950319         CHAVEZ                   CA      90621       P       PD          8.3750       75.000       20001101
0028950368         HICKS, JR.               TX      77904       P       SF          8.2500       90.000       20001101
0028951309         HIRES                    TX      75038       P       PD          8.3750       80.000       20001001
0028951457         BEG                      CA      92656       P       PD          8.1250       76.900       20001001
0028951473         WALCHER                  CA      92679       P       PD          8.0000       75.000       20001001
0028951481         ASPELL                   CA      92883       P       PD          8.5000       85.800       20001001
0028951523         O'BRIEN                  CA      92563       P       SF          8.5000       80.000       20001001
0028951564         MCCONNELL                TX      77077       P       PD          8.2500       80.000       20001001
0028952000         RUSSO                    CA      92677       P       PD          8.2500       70.900       20000801
0028952034         ARMSTRONG                VA      22079       P       SF          8.7500       67.200       20000801
0028952109         GADSBY                   MA      02767       P       SF          9.1250       75.000       20000901
0028952232         SCHMID                   TX      75070       P       PD          9.0000       95.000       20000901
0028952273         GANN                     GA      30078       P       SF          8.1250       80.000       20001001
0028952356         KITNICK                  CA      95608       P       PD          7.6250       61.100       20001001
0028952398         MUNDO                    TX      77345       P       PD          7.8750       80.000       20001001
0028952414         MUNSHI                   CA      91709       P       PD          8.1250       94.400       20001001
0028952422         CAIRO                    CA      92127       P       PD          8.2500       80.000       20001001
0028952588         SNIDER                   CA      95765       P       SF          8.6250       80.000       20001001
0028952687         DAVIS                    FL      33140       P       SF          8.1250       80.000       20001001
0028952893         VAL                      TX      77345       P       PD          8.2500       90.000       20001001
0028952976         LAIRD                    CA      91381       P       PD          8.2500       72.200       20001001
0028953248         PRINCE                   CO      80536       P       SF          8.1250       69.800       20001101
0028953289         SHAFFER                  CA      95123       P       SF          8.2500       75.000       20001101
0028953412         KINKADE                  TX      76110       P       SF          8.5000       80.000       20000901
0028953420         DIANA                    NY      11590       P       SF          8.2500       85.700       20000801
0028954220         IKARD                    TX      77302       P       SF          8.2500       80.000       20001001
0028954618         WOOLLEY                  UT      84095       P       SF          8.3750       64.200       20001101
0028954774         GHAEMMAGHAMI             CA      91304       P       PD          8.3750       71.900       20001101
0028954790         DALEY                    NV      89511       P       SF          8.3750       80.000       20001101
0028955003         SMITH                    CA      95949       P       SF          8.6250       68.400       20001101
0028955367         ROBERTSON                WA      98004       P       SF          8.3750       80.000       20000901
0028955714         PELLETIER                CA      92314       P       SF          8.5000       80.000       20001101
0028956340         GUYKEYSON                VA      23128       P       SF          8.7500       88.900       20001001
0028956381         SMITH, JR.               OK      74066       P       SF          8.7500       80.000       20000801
0028956423         BELL,JR.                 TX      75104       P       PD          8.3750       78.800       20000801
0028956464         GARCIA                   MD      20814       P       SF          8.8750       80.000       20000901
0028956506         GUNNING                  VA      20124       P       PD          8.3750       37.700       20000801
0028956555         RHYNE                    TX      78654       S       PD          8.8750       80.000       20000901
0028956605         RAMSEY                   TX      75028       P       PD          8.5000       79.700       20000901
0028956639         BITNER                   FL      32082       P       PD          8.7500       80.000       20000901
0028956654         DECKER                   VA      20171       P       SF          8.2500       72.700       20001001
0028956670         JOHNSON                  TX      75205       P       2F          8.5000       80.000       20000801
0028956761         FARRELL                  NJ      08867       P       SF          8.6250       80.000       20000901
0028956811         GORDON                   MO      63005       P       PD          8.6250       85.000       20001001
0028957355         KURTH                    CA      94954       P       SF          8.3750       95.000       20001101
0028957603         WILSON                   MD      20905       P       PD          7.7500       80.000       20001101
0028958353         LARKIN                   NJ      08882       P       SF          8.6250       77.700       20000801
0028958361         ROGERS                   TX      75093       P       SF          8.5000       80.000       20000901
0028958411         BECK                     NJ      07869       P       SF          8.8750       80.000       20000901
0028958445         RACE                     CA      92589       P       SF          8.1250       80.000       20001101
0028958452         TURNER                   TX      75230       P       SF          8.6250       80.000       20001001
0028958494         COZZARELLI               VA      22181       P       PD          8.7500       80.000       20000801
0028958502         GUNNELS                  TX      75093       P       SF          8.3750       80.000       20000901
0028958536         RANDLES                  VA      24018       P       SF          8.6250       80.000       20000801
0028958569         PEPPER, JR.              FL      32082       P       SF          8.5000       80.000       20000801
0028958627         STONE                    FL      33511       P       PD          8.5000       80.000       20000901
0028959807         HUGGINS                  FL      33437       P       PD          8.3750       80.000       20001101
0028959823         ARNOLD                   CA      92629       P       PD          8.6250       78.900       20001001
0028959898         PHILLIPS                 CA      94587       P       PD          8.3750       80.000       20001001
0028959922         ALEXANDER, JR            CA      91935       P       SF          9.1250       71.300       20001001
0028959963         TRAPNELL                 CA      95404       P       SF          8.5000       80.000       20000901
0028960474         THOMAS                   OR      97504       P       SF          8.5000       72.900       20001001
0028960508         HUGHSTON                 TX      78597       P       CO          8.3750       95.000       20000901
0028960516         DURR                     IL      60010       P       SF          8.6250       48.300       20001001
0028960524         NEUHAUS                  CT      06840       P       SF          8.3750       45.500       20001001
0028960532         BILSHAUSEN               IL      60523       P       SF          8.5000       55.200       20000901
0028960565         ASBELL                   CO      80123       P       PD          8.3750       80.000       20001001
0028960573         SOUTHWORTH               NH      03079       P       SF          8.7500       63.200       20001001
0028960615         WHITNEY                  CT      06820       P       SF          8.5000       80.000       20001001
0028960631         GOODMAN                  GA      30097       P       PD          8.1250       69.100       20001001
0028960649         GAGNON                   CO      81432       S       SF          8.5000       76.300       20001001
0028960946         KEALEY                   CA      92614       P       PD          8.3750       80.000       20001001
0028960961         HUNTER                   CA      90027       P       2F          9.0000       80.000       20001001
0028960995         BEARDSLEY                CA      92026       P       SF          8.5000       75.000       20001001
0028961035         ORDONEZ                  CA      92127       P       PD          8.2500       80.000       20001001
0028961100         DESAI                    CA      95616       P       SF          8.6250       80.000       20001001
0028961126         BRODIE                   CA      94903       P       PD          8.3750       79.100       20000901
0028961605         WALTER                   TX      78759       P       SF          8.5000       66.900       20001101
0028961860         CHANDLER                 AZ      85048       P       PD          8.0000       80.000       20001101
0028962116         PEARCE                   WA      98103       P       SF          7.7500       80.000       20001101
0028962314         GARDNER                  CA      95062       P       SF          8.1250       80.000       20001101
0028962439         LYSZKOWICZ               GA      30338       P       PD          8.2500       90.000       20001101
0028962470         WEISENFELD               SC      29745       P       SF          8.3750       80.000       20000901
0028962603         NELSON                   TN      38017       P       PD          8.1250       60.000       20001101
0028962876         KENNY                    AZ      85259       P       PD          8.5000       75.500       20001101
0028962884         YARBROUGH                CA      92129       P       SF          8.3750       80.000       20001001
0028962991         GORSUCH                  NV      89134       P       PD          8.3750       90.000       20000901
0028963015         MARIANI                  OH      43064       P       SF          8.5000       90.000       20000901
0028963148         SLOANE                   CO      80117       P       SF          8.6250       90.000       20001001
0028963155         GARCIA                   VA      20124       P       PD          8.2500       80.000       20001101
0028963189         HORSFALL                 CO      80919       P       SF          8.3750       80.000       20001001
0028963395         ORTNER                   CO      80031       P       PD          8.6250       80.000       20000901
0028963411         MILLET                   DC      20001       P       SF          8.5000       95.000       20001001
0028963437         NASH                     CO      80123       P       PD          8.5000       79.800       20001001
0028963502         MCBRIDE                  CO      80111       P       PD          8.8750       75.000       20001001
0028963544         LICHTER                  IL      60175       P       SF          8.3750       80.000       20000701
0028963601         GABRIELE                 CA      95060       P       SF          8.5000       80.000       20001001
0028963742         MICHAUD                  NY      11964       P       SF          9.3750       46.900       20000801
0028963767         CAMPANARO                MD      20777       P       SF          8.6250       71.800       20000601
0028963775         MCALLISTER               FL      33445       P       SF          8.5000       76.000       20001101
0028963833         MOCHIZUKI                CA      91108       P       SF          7.8750       75.000       20000801
0028963882         MORENO                   CA      90066       P       SF          8.2500       73.300       20000701
0028963957         MEAD                     CA      94547       P       TH          8.6250       80.000       20000901
0028963973         SLIMMON                  FL      32217       P       PD          8.7500       80.000       20000701
0028964013         WALDIE                   CA      90630       P       SF          8.2500       80.000       20001001
0028964070         PENOYER                  FL      32065       P       PD          8.2500       93.800       20000901
0028964088         FAVAROLO                 CT      06897       P       SF          8.5000       80.000       20001001
0028964096         D'ERRICO                 CA      92677       P       PD          8.7500       47.600       20000801
0028964146         MARTINS                  CA      95136       P       SF          8.3750       76.900       20001001
0028964179         GOLDSTEIN                IL      60035       P       SF          9.2500       80.000       20000901
0028964260         BRIEN                    AZ      85041       P       SF          8.2500       80.000       20001001
0028964294         JULIEN                   CO      80126       P       PD          8.2500       67.900       20001101
0028964393         ZILLICH                  MD      20882       P       PD          8.3750       80.000       20001001
0028964427         NYE                      CO      80027       P       PD          8.5000       80.000       20001001
0028964435         SANDOVAL                 CA      95111       P       SF          8.5000       80.000       20001001
0028964468         GARCIA                   FL      33016       P       SF          8.8750       89.700       20001001
0028964484         HOLMES                   CT      06880       P       SF          8.3750       70.000       20000901
0028964534         KUJAWA                   IL      60611       P       CH          8.6250       80.000       20001001
0028964542         ADINIG                   CA      92128       P       PD          8.6250       80.000       20001001
0028964575         KAUFMANN                 FL      33134       P       SF          8.5000       75.000       20001001
0028964591         ZHAO                     CO      80027       P       PD          8.6250       85.000       20001101
0028965242         OLSON                    FL      33707       P       SF          8.5000       75.000       20001001
0028965309         STERLING                 FL      34610       P       SF          8.3750       69.200       20001001
0028965341         BENITEZ                  FL      33134       P       SF          8.5000       80.000       20001001
0028965382         COFFEY                   GA      30319       P       PD          8.1250       80.000       20001001
0028965390         HINTZ                    CA      95128       P       SF          8.6250       76.900       20000801
0028965432         WILLIAMS                 PA      17055       P       SF          8.5000       80.000       20001001
0028965747         PIGFORD JR               TX      78212       P       SF          8.1250       80.000       20001101
0028965762         MCCARTHY                 IL      60563       P       SF          8.5000       75.000       20001001
0028965846         WYNN                     NY      10573       P       SF          8.3750       80.000       20000901
0028965861         COSSA                    NY      10567       P       SF          8.7500       73.200       20001001
0028965903         MCFARLING III            MN      55126       P       SF          8.1250       90.000       20001001
0028965911         HEINLEIN                 NY      11934       P       SF          9.0000       95.000       20001001
0028966166         SHAPIRO                  CT      06896       P       SF          8.3750       90.000       20001001
0028966216         CANTY                    FL      33715       P       PD          8.6250       80.000       20001001
0028966232         VLOCK                    NY      10549       P       SF          8.6250       54.500       20000901
0028966257         PALMER                   GA      31411       S       PD          8.3750       80.000       20001001
0028966356         HURT                     FL      33027       P       PD          8.5000       95.000       20001001
0028966398         DIRKS                    CA      95376       P       SF          8.6250       79.700       20000901
0028966414         TURNIER                  NY      10970       P       SF          8.7500       75.600       20000901
0028966430         ROSS                     CO      80303       P       SF          8.7500       45.500       20001001
0028966455         DADE                     MD      20695       P       PD          8.5000       95.000       20001001
0028966463         MATSON                   WA      98052       P       SF          8.2500       70.000       20000801
0028966471         PACK                     NY      10061       P       CO          8.3750       90.000       20000901
0028966505         JUSTICE                  NC      27936       S       SF          8.6250       69.200       20000801
0028966513         VANATSKY                 OH      45214       P       SF          8.3750       88.800       20000901
0028966570         SANCHEZ                  NY      10710       P       SF          8.7500       76.500       20001001
0028966596         DOOLEY JR                MN      56007       P       SF          9.5000       80.000       20001001
0028966638         THOMAS                   SC      29576       P       PD          8.5000       75.000       20000901
0028966653         PHARR                    TX      79424       P       SF          8.3750       73.600       20001101
0028966687         BERNER                   MI      48167       P       SF          8.8750       85.000       20000901
0028966729         BROOKE                   CO      80906       P       SF          8.1250       80.000       20000901
0028966745         COFER,IV                 MA      02054       P       SF          8.2500       74.400       20000901
0028966778         BALLINGER                CA      94114       P       SF          8.3750       80.000       20000901
0028966786         NITTI                    IL      60047       P       SF          8.7500       80.000       20000901
0028966810         CHASE                    NJ      07627       P       SF          8.7500       80.000       20000901
0028966836         MEAGHER                  NY      11971       S       SF          8.3750       75.800       20001001
0028966851         FERLAND                  MA      02132       P       SF          9.1250       85.000       20000901
0028966901         TINGLEY                  CA      95687       P       SF          8.3750       80.000       20001001
0028966919         FLORES                   TX      75287       P       PD          8.3750       79.900       20000901
0028966935         FATHOLAHI                MA      01845       P       SF          7.5000       80.000       20000701
0028966943         ROSENBLOOM               NY      11559       P       SF          8.6250       62.500       20001001
0028966950         PHELAN                   GA      30309       P       SF          8.2500       80.000       20000901
0028966976         DEMPSEY                  CA      92065       P       SF          7.7500       74.700       20001001
0028967008         NEUHOFF                  OH      43209       P       SF          8.6250       74.500       20001001
0028967016         VALDEZ                   NY      10507       P       SF          9.0000       90.000       20001001
0028967032         MILLER                   NJ      07940       P       SF          8.5000       80.000       20000901
0028967057         JOHNSON                  NY      11570       P       SF          8.7500       80.000       20000901
0028967073         HARRIS                   PA      19403       P       PD          8.6250       80.000       20000901
0028967081         JOHNSON                  MN      55447       P       SF          8.1250       80.000       20000901
0028967115         HEALEY                   CT      06525       P       SF          8.7500       73.200       20001001
0028967156         LANZA                    TX      76092       P       SF          8.5000       80.000       20000901
0028967172         RYAN                     MA      01966       P       SF          8.7500       79.900       20001001
0028967180         CUNN                     NY      10504       P       PA          8.7500       62.300       20000901
0028967198         BUSA                     MA      01864       P       SF          8.5000       61.700       20000901
0028967206         CHADWICK                 VA      20147       P       SF          8.3750       69.300       20000901
0028967230         ANGELES                  NY      10954       P       SF          8.5000       80.000       20001001
0028967271         STIRLING                 WA      98006       P       PD          9.7500       52.000       20000901
0028967289         WOODS                    CA      90703       P       SF          8.3750       89.200       20000901
0028967305         MITTWOL                  NJ      07677       P       SF          8.2500       80.000       20001001
0028967321         TUNGET                   CA      91350       P       SF          8.8750       90.000       20000901
0028967354         MOSER                    TX      77055       P       SF          8.1250       80.000       20000901
0028967552         KASHER                   IL      60657       P       CO          8.8750       80.000       20000901
0028967560         GODFREY                  NJ      07302       P       2F          8.6250       75.000       20001001
0028967586         COUNCILL                 TX      78738       P       PD          8.1250       80.000       20000901
0028967594         RICHARD                  WA      98604       P       SF          8.1250       72.000       20000901
0028967602         DUNMORE-SMITH            MA      02459       P       SF          8.7500       76.500       20000901
0028967610         MARQUEZ                  CA      94930       P       SF          8.1250       75.000       20000901
0028967628         CHOO                     IL      60045       P       SF          8.7500       72.200       20000901
0028967636         KETTLESON                MN      55311       P       SF          8.5000       80.000       20000901
0028967644         CALDARELLI               MA      02180       P       SF          8.8750       80.000       20000901
0028967651         LITTLEWOOD               MA      02127       P       CO          8.6250       95.000       20000901
0028967669         MARTIN                   WA      98075       P       PD          9.2500       80.000       20000901
0028967677         GOLDBLATT                MD      21842       S       TH          8.7500       79.200       20000901
0028967685         FORETICH                 GA      30022       P       PD          8.3750       75.700       20000901
0028967693         OLIVA                    CA      94544       P       PD          8.3750       80.000       20001001
0028967719         HORWITZ                  IL      60035       P       SF          9.5000       72.100       20000901
0028967727         ZONN                     NC      27927       S       PD          8.6250       73.500       20000901
0028967743         CHILDS                   MI      48167       P       SF          9.6250       80.000       20000701
0028967750         GRAHAM                   TX      77024       P       PD          8.3750       80.000       20000901
0028967792         BRAININ                  CA      92130       P       PD          8.1250       80.000       20001001
0028967800         GLENNA                   MN      55424       P       SF          8.6250       80.000       20000901
0028967826         MARSHBURN                CA      92886       P       SF          8.1250       52.600       20001001
0028967834         JARNAC                   NC      28609       P       SF          8.7500       80.000       20000901
0028967859         CURTIN                   IL      60068       P       SF          9.1250       80.000       20000901
0028967891         FERRARO                  MA      02043       P       SF          8.3750       79.400       20000901
0028967909         GARCIA  JR               WA      98075       P       PD          8.8750       75.700       20000901
0028968519         LENDINO                  CA      92883       S       PD          8.5000       80.000       20001001
0028968568         PARADA                   CA      92602       P       CO          8.5000       90.000       20001001
0028968618         MCNAUGHTON               FL      33076       P       PD          8.3750       80.000       20001001
0028968634         MILLER                   CA      95376       P       SF          8.6250       90.000       20001001
0028968659         NGUYEN                   CA      92656       P       PD          8.2500       68.200       20001001
0028968675         ALDERSON                 CA      94080       P       PD          8.3750       47.900       20001001
0028968709         DAVIES                   CA      94080       P       PD          8.3750       80.000       20001001
0028968717         ROCHE                    CA      92657       P       PD          7.8750       57.600       20001001
0028968725         RICHARD                  CA      95835       P       PD          8.3750       94.800       20001001
0028968741         MIKAMI                   CA      94080       P       PD          8.6250       80.000       20001001
0028968758         STILLWAGNER              CA      92656       P       PD          8.2500       80.000       20001001
0028968774         MILLER                   CA      92679       P       PD          8.5000       55.700       20001001
0028968782         BARBEITO MD              FL      33178       P       PD          8.3750       79.900       20001001
0028968816         HUMPHREY                 VA      20158       P       SF          8.3750       71.900       20000901
0028968923         LINDSTROM                CA      95376       P       SF          8.8750       95.000       20001001
0028968949         SCOTT                    CA      92679       P       PD          8.3750       75.000       20001001
0028968956         CERCE                    PA      19446       P       SF          8.1250       88.500       20001001
0028968998         AGUIRRE                  CA      91773       P       SF          8.5000       89.900       20001001
0028969012         YOUN                     CA      92869       P       CO          8.7500       80.000       20001001
0028969095         SATNICK                  CA      93006       P       SF          8.3750       80.000       20001001
0028969103         KNOX                     CA      94561       P       SF          8.3750       69.400       20001001
0028969129         MORRIS                   TX      76034       P       PD          8.3750       50.000       20001001
0028969137         HORTON                   CA      92210       P       PD          8.5000       80.000       20001001
0028969152         PIEFKE                   FL      33076       P       SF          8.7500       80.000       20001001
0028969160         TATOM                    TX      78749       P       SF          8.3750       75.000       20001001
0028969194         KIM                      CA      92604       P       SF          8.6250       89.900       20001001
0028969202         HWANG                    CA      92704       P       CO          8.6250       90.000       20001001
0028969210         FREEMAN                  OH      44262       P       SF          8.7500       90.000       20001001
0028969244         BRUNEL,JR                CA      92782       P       PD          8.5000       79.900       20001001
0028969269         BEKARIAN                 CA      91344       P       SF          8.6250       67.200       20001001
0028969293         OH                       CA      90020       P       SF          8.6250       90.000       20001001
0028969301         CARD                     MN      55372       P       SF          8.3750       80.000       20001001
0028969327         MIKHAIL                  CA      92083       P       PD          8.2500       80.000       20001001
0028969392         ALLEN                    PA      19342       P       PD          8.2500       75.500       20001001
0028969418         BRYANT                   TN      38002       P       SF          8.5000       57.900       20001101
0028972693         JAUL                     GA      30312       P       SF          7.8750       74.100       20001101
0028972784         NORDAHL                  TX      78732       P       PD          8.1250       80.000       20001101
0028975738         JONESREBANDT             CA      92028       P       SF          8.6250       80.000       20001101
0028980662         NELSON                   TN      38120       P       PD          8.0000       90.000       20001101
0028980746         KIDD                     AL      35242       P       PD          8.1250       72.300       20001101
0028983344         CONNOR                   TX      76034       P       PD          8.5000       75.000       20001001
0028983377         BERTHELSEN               TX      77494       P       PD          8.2500       80.000       20001001
0028983898         BALK                     AZ      85338       P       PD          7.8750       92.300       20001001
0028985182         BUMPERS                  TN      37922       P       PD          8.1250       80.000       20001001
0028985190         BOYER                    NY      10530       P       SF          8.6250       85.000       20001001
0028985224         NOE                      WA      98177       P       SF          9.0000       95.000       20001001
0028985232         LARSEN                   FL      34242       S       CO          8.3750       75.000       20001001
0028985265         MOORE                    WA      98442       P       PD          8.5000       95.000       20001001
0028985331         REIFENRATH               KS      66205       P       PD          8.5000       80.000       20001001
0028985349         O'BRIEN                  TN      37204       P       SF          8.1250       77.800       20001001
0028985372         LEACH                    CO      80501       P       PD          8.5000       95.000       20000901
0028985406         KING                     FL      33019       P       SF          8.2500       80.000       20001001
0028985414         SWARTOSKY                WA      98038       P       SF          8.2500       77.400       20001001
0028985430         SHALEV                   IL      60061       P       PD          8.3750       85.000       20001001
0028985513         WARD                     IL      60622       P       PA          8.3750       78.100       20001101
0028988608         CASTILLO                 TX      79705       P       SF          8.3750       72.200       20001101
0028988988         GUSTAFSON                MN      55403       P       SF          8.0000       58.500       20001101
0028989549         LARSSON                  NJ      07417       P       SF          7.6250       60.100       20001101
0028991412         RUFF                     CT      06897       P       SF          8.5000       80.000       20001001
0028991727         KOTLYAR                  NY      10707       P       SF          8.6250       90.000       20001001
4665982098                                  WA      98072       P       SF          6.5000       72.400       19990201
5000372572         PATEL                    NJ      08820       P       SF          8.0000       64.100       20000601
6000989399         JEFFREY                  NC      28270       P       SF          8.0000       79.300       20001201
6001759379         HONG                     CA      94015       P       SF          8.0000       80.000       20001101
6002195300         CHAPMAN                  NM      87505       P       PD          8.1250       75.300       20001101
6003536742         SINGH                    CA      95035       P       SF          8.2500       72.700       20001201
6004994650         YEE                      CA      94552       P       PD          8.2500       80.000       20001101
6005872145         HOWARD                   CA      95065       P       SF          8.3750       80.000       20001201
6006632142         STARE                    CA      94965       P       SF          8.0000       23.900       20001001
6010303557         FU                       CA      94506       P       PD          8.5000       46.800       20001101
6011710933         DAVI                     CA      95035       P       SF          8.7500       80.000       20000901
6012104052         MADRILEJO                CA      94014       P       SF          8.2500       70.800       20001201
6012668775         CHACON                   CA      95124       P       SF          8.2500       80.000       20001101
6014048802         GARDNER                  CA      94132       P       SF          8.5000       75.000       20001101
6014074907         PETERSON                 CA      91208       P       SF          7.6250       77.800       20000201
6014685785         SVIHRA                   VA      22031       P       SF          8.1250       80.000       20001201
6016310119         SULLIVAN                 MD      20854       P       SF          8.0000       72.500       20001201
6020276652         PAKULA, M.D.             CA      91361       P       SF          7.6250       79.700       20000201
6021332801         DILLMAN                  CA      94577       P       SF          7.8750       95.000       20001201
6022065715         DUDASH                   SC      29928       P       PD          8.2500       72.600       20001101
6022465907         KIM                      VA      20147       P       PD          7.8750       80.000       20001201
6024702406         MANUEL                   CA      92629       P       CO          8.3750       80.000       20001101
6025180420         HONIGHAUSEN              CA      95404       P       SF          8.3750       48.300       20001101
6025968162         WHITTEN                  MD      20912       P       SF          8.2500       80.000       20001101
6027165551         SANTIAGO                 CA      94112       P       SF          8.1250       80.000       20001201
6027313573         CASE                     CA      94583       P       SF          8.1250       80.000       20001101
6027599007         CORLETT                  CA      94070       P       SF          8.0000       80.000       20001201
6028420518         KIRKLAND                 FL      33050       P       SF          7.6250       80.000       20001101
6028830906         LORD                     VA      20165       P       PD          8.1250       80.000       20001101
6029695233         FLACK                    CA      92688       P       PD          8.5000       90.000       20001101
6031586289         FRANCISCO                CA      94014       P       CO          8.2500       80.000       20001201
6031954495         DONNELLY                 CA      92647       P       SF          8.5000       80.000       20001101
6032235597         SUKARTO                  CA      95035       P       SF          8.2500       79.100       20001201
6037506679         CAPELOTO                 WA      98105       P       SF          7.8750       45.200       20001201
6038324940         FOLSOM                   AZ      85234       S       PD          8.7500       41.200       20001101
6040239433         HARDY                    NV      89451       P       SF          8.3750       50.000       20001101
6041066546         SPITZNAGLE               IL      60657       P       CO          8.2500       90.000       20001101
6042427010         JANN                     CA      90027       P       SF          8.1250       80.000       20001101
6043448494         KNIGHT                   CA      95446       S       SF          8.5000       75.000       20001101
6043900221         WOLHAR                   CA      95033       P       SF          7.8750       80.000       20001101
6045871529         CASE                     NC      28211       P       SF          8.0000       73.000       20001201
6047678765         CHEW                     CA      94121       P       2F          8.7500       70.000       20000901
6047719171         VINK                     CA      95125       P       SF          8.3750       45.500       20001101
6048866203         SEILER                   TX      78703       P       SF          8.6250       80.000       20001101
6048917568         GOLDBERG                 CA      94707       P       SF          8.1250       74.300       20001101
6049766543         COLEMAN                  CA      94022       P       SF          8.6250       13.900       20001101
6049877811         BRYSON                   CA      94558       P       SF          8.0000       80.000       20001101
6050438560         REBHAHN                  CA      94583       P       SF          8.3750       80.000       20001101
6050580692         PATRAS                   CA      94547       P       SF          8.1250       77.900       20001201
6052579841         CLAXTON                  MO      64151       P       PD          8.3750       80.000       20001101
6052734065         BERMUDEZ                 CA      94401       P       SF          8.5000       90.000       20001101
6052778989         ALDRICH                  CA      94063       P       SF          8.3750       80.000       20001101
6053033699         WADE                     CA      92886       P       SF          8.1250       60.700       20001101
6053856768         HERNANDEZ                NM      87122       P       SF          8.1250       80.000       20001201
6055001603         PRICE                    CA      94954       P       SF          8.2500       80.000       20001101
6055757717         PEMBERTON                MA      02116       P       CH          8.5000       61.900       20001101
6055830449         BUTERBAUGH               NC      27513       P       PD          8.0000       79.600       20001101
6057200203         KOLENDA                  MA      01772       P       SF          8.6250       80.000       20001101
6058140762         MAMMEN                   TX      78230       P       PD          8.0000       80.000       20001101
6059455516         ZAKANYCZ                 GA      30041       P       SF          7.8750       67.900       20001101
6062437915         CHAN                     CA      94015       P       PD          8.3750       80.000       20001101
6065229046         LE                       CA      95127       P       SF          8.2500       80.000       20001101
6065510643         ZAYATZ                   VA      20121       P       PD          8.5000       75.400       20001101
6065596964         PETERSON                 GA      30318       P       SF          8.1250       80.000       20001101
6065599240         RITTEN                   MN      55311       P       SF          8.1250       74.900       20001101
6067575875         KNAPP                    CA      95030       P       SF          8.3750       31.300       20001201
6069282983         ISNER                    CA      94530       P       SF          8.2500       80.000       20001101
6069942172         HARTUNG                  CA      95138       P       PD          7.6250       80.000       20001201
6070115560         MEGEFF                   CA      90275       P       SF          8.5000       64.400       20001201
6072447573         WILLIAMSON               MA      02129       P       CO          8.3750       70.100       20001101
6072766774         TABATABAI                CA      95138       P       SF          8.0000       69.600       20001201
6073372333         BARNARD                  DC      20015       P       SF          8.2500       80.000       20001101
6073666148         PETRIE                   MA      02052       P       SF          8.5000       75.500       20001101
6073787266         ROTH                     CA      94019       P       SF          8.2500       70.000       20001201
6076504221         VERES                    CA      91504       P       SF          8.2500       75.500       20001201
6077010137         STANLEY                  CA      94110       P       2F          8.5000       53.800       20001201
6077202692         STEWART                  CA      95682       P       SF          8.5000       78.500       20001101
6078559819         MINK                     SC      29572       P       CH          8.1250       90.000       20001101
6079089212         NGUYEN                   CA      95138       P       PD          8.0000       75.600       20001201
6080179705         NEUMAN                   CA      95076       P       SF          8.1250       80.000       20001101
6080571018         PIQUETTE                 CA      90265       P       CO          8.5000       95.000       20001201
6081414333         ROJO                     CA      94610       P       PD          8.1250       80.000       20001101
6084170981         DURST                    CA      94109       P       CH          8.3750       35.300       20001101
6085957402         WEYER                    FL      34102       P       SF          8.3750       80.000       20001101
6086952444         MARTINEZ                 CA      92651       P       SF          7.7500       57.900       20001101
6087426232         KING                     FL      33140       P       SF          8.2500       90.000       20001201
6089102799         SHARKEY                  TX      75070       P       PD          7.8750       80.000       20001101
6090423986         FARRELL                  CA      94598       P       SF          8.2500       65.600       20001201
6090787182         JENT                     CO      81632       P       PD          8.1250       80.000       20001201
6090950459         BLOXAM                   CA      90803       P       SF          8.2500       80.000       20001101
6091272861         PEABODY                  CA      95006       P       SF          8.5000       70.900       20001101
6092056040         WILEY                    OR      97504       P       SF          8.1250       78.600       20001101
6095640394         CAMPOS                   CA      94583       P       PD          8.6250       79.900       20001001
6095891054         FASSETT                  CA      92651       P       SF          8.0000       80.000       20001101
6096075145         AGRAWAL                  CA      95051       P       SF          8.1250       80.000       20001101
6097808973         TOMASHEFSKI              VA      22181       P       SF          8.2500       71.900       20001201
6098489500         CALLAHAN                 CA      92075       P       PD          7.8750       80.000       20001201
6098689463         DEGABRIELLE              NC      27927       S       PD          8.3750       80.000       20001101
6098824714         WILLIAMS                 DC      20016       P       SF          8.1250       80.000       20001101
6099171743         WHITMORE                 CA      95570       P       SF          8.3750       90.000       20001101
6099881671         VEATCH                   GA      30265       P       SF          8.0000       73.400       20001101
6101354212         RODGERS                  CA      95008       P       SF          8.3750       80.000       20001101
6102964449         CORLETTA                 DE      19971       S       SF          8.8750       80.000       20001101
6103886096         ROCHESTER                CA      92116       P       SF          8.1250       45.000       20001201
6104886251         IVERSON                  CA      94080       P       SF          8.0000       67.000       20001201
6107080555         PROBOLL                  CA      94015       P       SF          8.0000       63.200       20001101
6107143916         LEFCOURT                 CA      94549       P       SF          8.5000       80.000       20001101
6108015733         STEWART                  TX      75248       P       SF          8.1250       80.000       20001201
6109160538         MEHNDIRATTA              CA      95128       P       SF          8.2500       79.800       20001101
6110188437         RADZEWSKY                CA      91325       P       SF          7.8750       80.000       20001201
6110322978         SAYLE                    DC      20003       P       SF          8.5000       75.000       20001201
6111244346         KOONS                    CA      94019       P       PA          8.5000       67.100       20001101
6112060378         MCINTOSH                 CA      92210       P       PD          8.6250       71.500       20001101
6112753543         DELAND                   WA      98232       P       SF          8.3750       80.000       20001101
6113368069         COX                      AZ      85020       P       SF          8.3750       95.000       20001101
6115127968         IP                       CA      94941       P       SF          8.0000       80.000       20001201
6115637883         BOYKIN                   DC      20011       P       SF          8.2500       80.000       20001201
6116689909         CARTER                   FL      34119       P       PD          8.3750       75.500       20001001
6118303244         BECKMANN                 CA      95066       P       PA          8.5000       80.000       20001101
6118496378         BUDNIK                   FL      32803       P       SF          8.0000       80.000       20001201
6119384193         WOTCZAK                  NY      11530       P       SF          8.3750       75.000       20001101
6120709313         YORK                     CA      92602       P       PD          8.5000       80.000       20001101
6120882995         BASSO                    CA      94024       P       SF          8.5000       66.700       20001101
6121370602         DOLL, JR.                CA      94402       P       SF          8.3750       47.800       20001101
6122859553         VERTULLO                 CA      91377       P       SF          8.2500       80.000       20001101
6122893545         MALLOW                   FL      33308       S       CH          8.6250       90.000       20001101
6123260603         FOWLER                   CA      94112       P       SF          8.2500       80.000       20001201
6123475136         DAVISON                  NJ      08502       P       SF          8.1250       90.000       20001101
6123862564         SMITH                    NC      28601       P       SF          8.0000       80.000       20001101
6124578342         CANELA                   CA      95020       P       SF          8.3750       75.000       20001101
6125116910         CRENSHAW                 TX      75009       P       SF          8.3750       62.400       20001201
6125360740         SOTTILE                  CA      94585       S       SF          8.0000       80.000       20001101
6126379004         WONG                     CA      92629       P       CO          8.3750       90.000       20001201
6127944046         CARBONE                  NY      11959       S       SF          8.5000       80.000       20001101
6128241715         MCCARTHY                 GA      30319       P       PD          8.1250       67.700       20001201
6128836647         HALEY                    CA      94506       P       PD          8.3750       58.500       20001101
6132328375         COGBURN                  CA      95136       P       SF          8.2500       71.500       20001101
6133878808         STEN                     CA      95003       P       SF          8.3750       75.000       20001201
6134109005         RICHARDS                 CA      90803       P       SF          8.2500       80.000       20001101
6134732145         ROBERTSON                WY      83011       S       SF          8.5000       80.000       20001201
6135308465         GAUNTLETT                MA      01879       P       SF          7.8750       80.000       20001101
6135720404         LAM                      CA      94596       P       SF          8.3750       34.600       20001101
6137052202         PROPST                   NC      28211       P       SF          8.0000       69.300       20001101
6137614662         POREMBA                  CA      95728       S       SF          8.6250       80.000       20001101
6141664679         MENDOZA                  CA      95123       P       SF          8.0000       75.000       20001101
6142871307         O'ROURKE                 CA      95136       P       SF          8.3750       80.000       20001101
6143729066         MORGAN                   FL      34102       P       PD          8.2500       16.900       20001201
6143768130         HAMORY                   VA      22203       P       PA          8.3750       80.000       20001101
6144922678         SWITALSKI                CA      92130       P       SF          8.1250       68.300       20001101
6144979769         VARGHESE                 CA      95132       P       SF          8.2500       80.000       20001201
6146765679         WHITESIDE                CA      90503       P       SF          8.1250       80.000       20001101
6146843096         JENKINS                  CA      92211       S       PD          8.3750       80.000       20001101
6147555327         CHANIN                   MD      20832       P       PD          8.7500       80.000       20001101
6147777731         QUINONEZ                 VA      22207       P       SF          8.2500       80.000       20001201
6147834284         WEBSTER                  CA      92691       P       PD          8.2500       80.000       20001201
6147868993         FLYASH                   CA      94121       P       SF          8.1250       80.000       20001101
6150508825         TOBIN                    CA      90623       P       SF          8.2500       80.000       20001201
6151014823         LAYNE                    CA      92626       P       SF          8.0000       76.600       20001101
6151794994         CRAWFORD                 CO      81620       S       CO          8.2500       75.000       20001101
6153681470         DECAPUA                  FL      33957       S       CO          8.3750       80.000       20001201
6154264623         DUGGER                   CA      95133       P       SF          8.0000       64.300       20001201
6155396002         STAFFORD                 CA      93546       S       CO          7.8750       79.800       20001201
6155758375         ROGERS                   VA      22312       P       PA          8.1250       80.000       20001101
6157512739         BURT                     CA      94107       P       SF          8.1250       80.000       20001101
6158004918         JOHNY                    CA      95123       P       SF          8.2500       80.000       20001101
6160489537         FRIED                    IL      60614       P       CO          8.7500       55.200       20001101
6161158750         FONTANELLA               CA      92694       P       PD          8.0000       57.600       20001101
6162229063         ANTHONY                  MA      01867       P       SF          8.0000       78.000       20001101
6162653064         MEYER                    CA      92647       P       SF          8.1250       80.000       20001101
6162863986         DOWNEY                   MA      02332       P       SF          8.8750       90.000       20001101
6164613488         GOODNER                  CA      94117       P       CO          8.5000       48.700       20001001
6164676246         REID                     OR      97701       P       SF          8.3750       80.000       20001101
6165096873         JURICEK                  TX      75165       P       SF          8.5000       85.900       20001101
6165945202         DUFFY                    NV      89135       P       PD          8.5000       79.300       20001101
6166701497         CHRISMAN                 FL      34202       P       PD          8.0000       80.000       20001101
6167305603         KYEES                    NV      89052       S       PD          8.3750       78.900       20001101
6169114623         IGNACZAK                 VA      22901       P       PD          8.5000       80.000       20001101
6169912299         PENZA                    CA      92590       P       SF          8.3750       80.000       20001101
6171486753         KOCH                     CA      94037       P       SF          8.2500       24.200       20001101
6171745018         CABRERA                  CA      95023       P       SF          8.1250       80.000       20001201
6175568754         MESTER                   NY      11576       P       SF          8.2500       70.000       20001201
6176706130         ALESSANDRINI             IL      60660       P       CH          8.1250       84.700       20000301
6176717293         TOWNSEND                 CA      92103       P       SF          8.3750       54.900       20001201
6177149165         WEST                     SC      29582       P       SF          8.2500       66.700       20001201
6177168983         SMITHEE                  CA      94517       P       SF          8.1250       80.000       20001101
6178580327         LYLE, JR.                SC      29451       P       SF          8.2500       57.100       20001201
6179333874         HARTMAN                  CA      95124       P       PA          8.2500       75.000       20001101
6179608051         FRETZ                    CA      96161       S       PD          8.3750       75.000       20001101
6180073931         SNODGRASS                TN      38581       S       SF          8.2500       80.000       20001201
6180334481         DOLENTE, JR.             CA      94703       P       SF          8.2500       80.000       20001101
6181855278         DYER-BENNET              CA      94705       P       SF          8.0000       70.000       20001101
6182705928         CHURILLA                 CA      95120       P       PA          7.6250       67.800       20001201
6183211405         FAGENSON                 CA      94583       P       SF          7.8750       45.900       20001101
6183607560         STEVENS                  DC      20037       P       2F          8.1250       80.000       20001201
6184171962         MCLAUGHLIN               HI      96825       P       SF          7.7500       68.300       20001201
6185207997         MASEK                    CA      94577       P       SF          8.0000       73.700       20001201
6185747992         JOHNSON                  FL      32408       S       CH          8.5000       77.100       20001101
6185821557         LEONARDI                 CA      95020       P       SF          8.0000       59.600       20001201
6187732943         YEUNG                    CA      94404       P       PD          8.0000       80.000       20001101
6188269994         ESPLING                  WA      98102       P       SF          8.1250       80.000       20001101
6191165122         DIAZ                     CA      94121       P       SF          8.0000       74.600       20001201
6191634622         MADIGAN                  CA      95023       P       PD          8.1250       79.900       20001101
6192253703         EVANS                    VA      23456       P       SF          8.5000       90.000       20001201
6193012009         THOMAS                   MD      20817       P       SF          8.1250       80.000       20001201
6193531230         GARDNER OSOWSKI          CA      90803       P       SF          8.0000       56.900       20001101
6195634990         BURRER                   TN      37027       P       SF          8.2500       80.000       20001101
6195878456         GREENBERG                CA      94596       P       PD          8.5000       80.000       20001101
6197326983         KALBRENER                WA      98014       P       SF          8.5000       66.000       20001201
6197542779         GOODWIN                  VA      22030       P       SF          8.1250       80.000       20001101
6197745562         OSTROW                   NV      89144       P       PD          8.3750       80.000       20001101
6198132703         FELDMAN                  IL      62236       P       SF          8.3750       79.100       20001101
6199500890         KAUFMAN                  IA      50265       P       SF          8.2500       53.600       20001101
6199848356         DESMOND                  MA      01748       P       SF          8.3750       73.900       20001101
6201118988         KIMURA                   CA      95050       P       SF          8.1250       75.200       20001201
6202290554         WONG                     CA      95131       P       CO          8.0000       80.000       20001101
6203107591         SEABROOK                 SC      29412       P       PA          8.3750       79.100       20001201
6203585416         LIEBERMAN                SC      29455       P       PD          8.1250       49.400       20001201
6204574526         MUNOZ                    CA      95127       P       SF          7.8750       75.000       20001201
6205609065         PETERSON                 CA      92651       P       SF          8.6250       80.000       20001101
6206704667         SAMARA                   MD      20901       P       SF          7.7500       75.000       20001101
6207679652         MARTIN                   CA      94134       P       SF          8.2500       80.000       20001101
6208479284         QUIRK                    GA      31411       P       PD          8.0000       77.000       20001101
6209508321         PETERSEN                 FL      34114       P       PD          8.5000       80.000       20001201
6210503519         MALKASIAN                NY      11780       P       SF          8.2500       75.000       20001101
6210842594         ROSENBAUM                FL      33434       P       PD          8.3750       75.000       20001201
6211935181         DOLAN                    MA      02155       P       SF          8.8750       90.000       20001101
6212120833         HALL, III                AZ      85935       S       PD          8.6250       46.900       20001101
6213717249         BANNER                   CA      95020       P       SF          8.3750       56.300       20001101
6213781690         GALLAGHER                MD      21012       S       CO          8.1250       77.900       20001101
6214060680         DOLAN                    CA      95066       P       PD          7.7500       38.900       20001201
6215488450         ROHIT                    CA      95051       I       SF          8.1250       59.600       20001001
6215820272         HEISER                   CA      95403       P       SF          8.3750       43.200       20001101
6218027362         MAHON                    GA      30076       P       PD          8.2500       88.900       20001101
6219016257         NGUYEN                   CA      95148       P       SF          8.2500       79.300       20001201
6219100325         YEH                      CA      94539       P       SF          8.6250       80.000       20001101
6222831197         HUDGINS                  CA      95616       P       SF          8.2500       70.000       20001201
6222991967         SCHIMPF                  NV      89511       P       SF          8.2500       80.000       20001201
6224795580         KEMP                     NC      28277       P       PD          8.0000       67.900       20001101
6225922779         ROGERS                   CA      93908       P       PD          8.3750       80.000       20001101
6226428107         LITTLEJOHN               CA      95816       P       SF          8.3750       80.000       20001201
6227405666         NAVOLIO                  NC      27587       P       PD          8.1250       80.000       20001201
6227406821         CHAFFIN                  TN      37686       P       SF          8.0000       90.000       20001201
6228516867         FURLONG                  CA      94710       P       2F          8.1250       71.200       20001101
6228976707         WYDEN                    MD      20816       P       SF          7.7500       60.000       20001201
6229029472         WATSON                   FL      34990       P       SF          8.1250       80.000       20001201
6230608132         WARREN                   MD      20832       P       PD          8.3750       80.000       20001201
6230756956         KELM                     CA      94510       P       SF          8.2500       80.000       20001201
6231110484         TORPEY                   VA      22039       P       PD          8.0000       80.000       20001101
6234699780         FRANCESCHINI             CA      91750       P       PD          8.0000       85.000       20001101
6235860597         SERBER                   CA      92679       P       PD          7.8750       70.000       20001201
6235930093         MONTONEN                 TX      75205       P       SF          8.2500       80.000       20001201
6236052731         OGLE                     KY      40513       P       PD          8.3750       80.000       20001101
6237533770         BARD                     AR      72223       P       SF          8.0000       77.500       20001001
6238472119         LE                       CA      94403       P       SF          8.2500       80.000       20001101
6238699588         PHILIPS III              FL      32205       P       SF          8.6250       90.000       20001101
6240463940         GRUNER                   CO      80118       P       PD          7.8750       80.000       20001101
6240816923         MATHERS                  AZ      85251       P       SF          8.2500       68.000       20001201
6242104708         WALLOCK                  CA      92625       P       SF          8.3750       38.700       20001101
6243124531         FERNS                    CA      92649       P       SF          8.3750       39.800       20001101
6245792012         HILLEMAN                 CA      94599       S       SF          8.2500       30.800       20001201
6246012055         SAVINE                   VA      22153       P       PD          8.7500       95.000       20001201
6246903543         NUNES                    CA      95120       P       PD          8.3750       68.400       20001101
6247270579         BREWER                   NV      89131       S       PD          8.0000       80.000       20001101
6247945212         MEADE                    MA      02129       P       CO          8.3750       95.000       20001101
6248387570         PHILLIPS                 VA      22304       P       SF          8.0000       80.000       20001101
6248603182         WISENBERG                CA      92130       P       SF          8.2500       68.200       20001101
6252006256         MOORE                    CA      94002       P       PD          7.8750       80.000       20001101
6252781858         DEFELICE                 CA      94402       P       SF          8.1250       75.100       20001101
6254005835         BARRETT                  CA      94574       P       SF          8.3750       79.000       20001101
6255122928         LOSIK                    FL      32328       P       SF          8.0000       80.000       20001201
6255356419         CAVINESS                 CA      95066       P       PD          8.3750       80.000       20001201
6258131579         TABRIZI                  CA      92130       P       PD          9.1250       63.000       20010101
6259286455         KABENJIAN                CA      92612       P       PD          8.2500       76.200       20001101
6260374977         CREMA                    CA      95125       P       SF          8.2500       51.800       20001101
6262038810         BAREUTHER                CA      93921       S       SF          8.2500       21.000       20001201
6263004613         TOBLER                   AR      72223       P       SF          7.8750       80.000       20001201
6264032191         REYES                    CA      91504       P       SF          8.3750       80.000       20001201
6264234193         ROWE                     VA      22101       P       SF          8.0000       80.000       20001101
6265154119         GOLESTANI                AZ      85255       P       PD          8.1250       75.200       20001101
6265449493         BRUECKNER                NC      28210       P       PA          8.0000       80.000       20001101
6266473682         SCHINK                   CA      93109       P       SF          8.1250       41.700       20001201
6266541009         WING                     TN      37069       P       PD          8.2500       79.900       20001201
6266819934         BESSEY                   CA      95615       P       SF          8.3750       80.000       20001101
6267137450         NEL                      GA      31305       P       SF          8.3750       80.000       20001101
6268370951         PESTRITTO                CA      92677       P       CO          8.5000       80.000       20001101
6269317613         SUNDELL                  CA      95223       S       PD          8.3750       76.200       20001101
6269454325         CHERRY                   TN      38117       P       SF          8.2500       80.000       20001101
6269686959         LUCENA                   CA      94118       P       CO          7.2500       70.000       20001201
6269857840         DUNN                     CA      91911       P       SF          8.1250       80.000       20001101
6271345529         SUAZO                    CA      94703       P       2F          8.5000       80.000       20001101
6272933240         BRISKIN                  CA      91202       P       SF          8.1250       80.000       20001101
6274131439         SEYMOUR                  CA      94025       P       SF          8.3750       57.100       20001101
6274155370         HARO                     CA      94019       P       2F          8.3750       77.500       20001101
6275345459         ESTEVEZ                  NY      10512       P       SF          8.0000       80.000       20001201
6276635650         MCQUAID                  VA      23454       P       SF          8.1250       80.000       20001201
6276643142         BEASLEY                  CA      94611       P       PD          8.0000       47.100       20001201
6276890933         MOLLER                   CA      91016       P       SF          8.3750       80.000       20001101
6277328917         SANCHEZ                  CA      94015       P       SF          8.3750       72.500       20001101
6281459781         BURKE                    SC      29910       P       PD          8.1250       80.000       20001101
6282488615         PERKINS                  ID      83333       P       SF          8.3750       80.000       20001101
6284653141         SPEER                    CA      90290       P       SF          8.3750       80.000       20001101
6284719512         GRUSPE                   CA      93906       P       SF          8.1250       75.000       20001101
6284858559         SELLARS                  NC      27278       P       PD          8.2500       80.000       20001201
6285300254         YOUNG                    NV      89135       P       PD          8.2500       65.700       20001101
6285504467         BRINKERHOFF              CA      94536       P       SF          8.1250       80.000       20001101
6287155912         EAR                      CA      94501       P       SF          8.1250       80.000       20001101
6287893702         NEUBERT                  CA      90278       P       SF          8.3750       80.000       20001101
6289003961         STRAND                   MO      63005       P       SF          8.2500       79.400       20001201
6289090257         MORGAN                   CA      94115       P       CO          7.8750       65.500       20001101
6289499656         FITCH                    CA      95762       P       SF          8.5000       65.900       20001101
6290017414         VANDER HORST             FL      33715       P       SF          8.5000       58.300       20001101
6290590501         CHAMBERS                 MD      20854       P       PD          8.5000       80.000       20001101
6291312343         WALSWORTH                CA      92626       P       SF          8.0000       80.000       20001101
6291937206         HARTLEY-EDWARDS          CA      95472       P       SF          8.1250       80.000       20001101
6292457170         CORDES                   CA      94507       I       SF          9.2500       75.000       20001201
6293142045         WHOLLEY                  NH      03079       P       SF          8.3750       95.000       20001201
6294623845         MITCHELL                 CA      95340       P       SF          8.3750       80.000       20001101
6294675415         KUTUZOV                  NY      11228       P       2F          8.5000       90.000       20001201
6294753741         FUENTES                  CA      94025       P       SF          8.5000       61.500       20001201
6294804122         STONE                    CA      94510       P       SF          8.1250       80.000       20001201
6295043779         MURPHY                   CA      94110       P       2F          8.2500       80.000       20001101
6295214743         DEL RIO                  CA      94110       P       SF          8.5000       80.000       20001101
6295755380         THOMAS                   TX      75077       P       PD          8.3750       80.000       20001101
6296841064         WEST                     CA      92122       P       CO          8.2500       80.000       20001201
6297079128         CASE                     CA      90212       P       SF          8.3750       54.200       20001101
6297753235         PETERSEN                 CA      92691       P       PD          8.3750       69.800       20001101
6299214087         HOYO                     FL      34145       S       SF          8.2500       80.000       20001101
6299654456         FARRELL                  AZ      85253       P       SF          8.2500       73.100       20001201
6300671192         WICKER                   CA      90064       P       SF          8.2500       80.000       20001201
6301358021         NAKAMURA                 CA      94536       P       SF          8.2500       80.000       20001101
6301471006         BROWN                    CA      92037       P       SF          8.3750       60.000       20001201
6301777394         COHEN                    CA      94610       P       SF          8.3750       80.000       20001101
6303722729         NGO                      CA      94502       P       PD          8.3750       45.000       20001101
6308265369         MILLER                   CA      94605       P       PA          8.0000       80.000       20001101
6308493045         HAMBOR                   CT      06443       P       SF          8.5000       80.000       20001101
6308745220         LACY, JR.                CA      94303       P       SF          8.3750       57.800       20001101
6309705355         PINKSTON                 CA      90405       P       CO          8.0000       80.000       20001201
6311003286         GARCIA                   CA      95112       P       SF          8.5000       80.000       20001101
6311870692         CATALANO                 CA      95032       P       PA          8.1250       68.400       20001101
6313131770         BUCHMAN                  CA      94506       P       SF          7.8750       80.000       20001101
6313406172         GARCIA                   CA      95035       P       CO          8.5000       79.800       20001101
6314480697         KARNES                   WA      98042       P       SF          8.1250       90.000       20001201
6315004041         COOPER                   CA      95126       P       SF          8.5000       74.800       20001201
6315028529         CLARY JR.                VA      23455       P       PD          8.1250       80.000       20001101
6315233988         MEREDITH                 FL      32034       S       PD          8.3750       85.700       20001101
6315647443         WU                       CA      91791       P       SF          8.3750       59.500       20001101
6317289228         TIMMINS                  MD      20854       P       SF          7.8750       80.000       20001201
6321220045         ENGELN                   CA      94112       P       SF          7.7500       80.000       20001201
6321310309         SPRADLIN                 DC      20016       P       SF          8.1250       80.000       20001201
6322158707         WANG                     CA      94124       P       PA          8.2500       80.000       20001101
6322198786         JONES                    CA      90046       P       SF          8.1250       80.000       20001101
6324176525         TIBOLLO                  CA      92648       P       SF          8.3750       80.000       20001101
6324195319         KIRKMAN                  CA      92037       P       SF          8.0000       50.000       20001101
6324303681         GOMEZ SR.                CA      94124       P       SF          8.2500       88.300       20001101
6324527255         MELGAR                   CA      94025       P       SF          8.3750       75.000       20001101
6324621959         DANDAMUDI                CA      95131       P       SF          8.2500       80.000       20001201
6325661780         MCCORMACK                CA      94043       P       PA          8.3750       80.000       20001101
6326330260         QURESHI                  CA      92620       P       SF          8.0000       80.000       20001101
6326548499         BROWN                    CA      92660       P       PD          7.7500       68.900       20001101
6327256274         ELKINS                   CA      94062       P       SF          8.2500       40.000       20001101
6327961428         HAAS                     CA      94122       P       SF          8.2500       75.600       20001101
6329230533         BERRY                    CA      90035       P       2F          8.5000       87.000       20001101
6329539156         KORY                     CA      92009       P       CO          8.3750       90.000       20001101
6330280725         LINSZ                    NC      28207       P       SF          7.6250       79.300       20001101
6332359345         SCOTT                    CA      94115       P       CO          7.7500       54.500       20001101
6334114441         MC EACHERN               CA      90019       P       2F          9.1250       79.000       20001101
6335565716         AMINI                    CA      94957       P       SF          8.6250       33.300       20001201
6335626450         PERKINS                  DC      20007       P       TH          8.1250       76.900       20001101
6335968373         WARSCHOFF                FL      32082       P       PD          8.3750       80.000       20001101
6336672024         MAY                      CO      81023       P       SF          8.3750       65.200       20001201
6336746661         HATZOPOULOS              CA      94062       P       SF          8.0000       56.400       20001201
6338263863         ANDRUS                   CA      95030       P       SF          8.1250       37.700       20001201
6340669305         ARRANTS                  SC      29928       P       PD          7.8750       80.000       20001201
6342439145         SOTTILE                  CA      95051       P       PA          8.2500       80.000       20001101
6342909154         ANOLIK                   CA      94904       P       CO          8.2500       80.000       20001101
6343306574         WHITE                    CT      06831       P       2F          8.5000       80.000       20001101
6344246076         CHAN                     CA      95138       P       CO          8.5000       80.000       20001101
6345269341         ISEMAN                   CO      80123       P       SF          8.1250       80.000       20001101
6346961532         BOHACEK                  CA      94062       I       3F          9.3750       40.600       20001101
6348174662         TOMARAS                  WA      98125       P       SF          8.2500       80.000       20001201
6348195048         MEYERS                   FL      32124       P       PD          8.1250       69.500       20001201
6349410131         MCCORD JR.               CA      95746       P       PD          8.2500       80.000       20001201
6350647787         FLETCHER JR.             CA      91737       P       PD          8.0000       80.000       20001201
6351047755         DAHAN                    CA      90048       P       SF          8.1250       68.100       20001101
6352224957         MEYERS                   MA      01760       P       SF          8.3750       79.600       20001101
6352665829         COLLINS                  TN      37215       P       SF          7.8750       80.000       20001201
6352718578         GALLAHER                 NC      28078       P       PD          8.2500       68.900       20001101
6353264663         JACKSON                  CA      94114       P       SF          8.1250       80.000       20001101
6353487272         HOWARD                   CA      95138       P       SF          8.7500       79.700       20001101
6354980804         DEGABRIELLE              NC      27927       S       PD          8.3750       80.000       20001101
6355114106         HANSEN                   CA      92672       P       SF          7.8750       80.000       20001101
6355379378         BUSH                     CA      94549       P       SF          8.5000       73.400       20001101
6355487932         BASAK                    CA      95135       P       CO          8.2500       80.000       20001201
6355964617         MC CLELLAN               CA      92672       P       PD          8.2500       80.000       20001101
6356853710         HOBART                   CA      94010       P       SF          8.1250       33.000       20001001
6358466644         HELMS                    FL      33051       S       TH          8.3750       80.000       20001101
6358722699         MAHER                    NJ      07719       P       SF          8.1250       79.300       20001201
6358729355         ANDERSON                 CA      91356       P       SF          8.1250       64.100       20001101
6359526792         LETTENEY                 CA      90036       P       SF          8.2500       80.000       20001101
6359607527         DE LA HARPE              CO      81632       P       PA          8.3750       94.600       20001201
6361717421         SMILEY                   CA      93004       P       SF          8.1250       79.900       20001101
6362014372         SMITH                    CA      95124       P       SF          7.8750       80.000       20001201
6362341452         ELLSON                   CA      94087       P       SF          7.8750       70.300       20001201
6363110120         KLOSTERMAN               CA      95012       P       SF          8.2500       74.900       20001101
6363339356         GRIER                    CA      94010       S       SF          8.3750       55.200       20001101
6363383115         KEAST                    CA      95030       P       SF          7.8750       39.700       20001101
6364400603         JONES                    GA      31411       P       PD          8.3750       74.500       20001201
6366012794         ASTORGA                  VA      22101       P       SF          8.2500       66.700       20001201
6366408141         SCHULTZ                  VA      22030       P       PD          8.2500       80.000       20001101
6366541024         MELCER                   VA      20124       P       PD          7.7500       60.900       20001201
6367219323         ROSELLI                  NC      28226       P       SF          7.3750       80.000       20001201
6368145345         OWEN                     CA      92660       P       PD          7.8750       80.000       20001101
6368192479         MCDONNELL III            CA      94025       P       SF          8.3750       70.000       20001101
6369539280         O'CONNELL                MA      01864       P       SF          8.2500       80.000       20001101
6369783672         STEPHENS                 CA      90292       P       CO          8.2500       80.000       20001201
6370636505         WONG                     CA      94568       P       PD          8.1250       80.000       20001101
6370725530         ANTONACCI JR             CT      06902       P       SF          8.2500       90.000       20001101
6371447415         LEVY                     NY      11746       P       SF          8.1250       70.700       20001101
6371800852         WILKS                    VA      20110       P       PD          7.8750       95.000       20001201
6372363066         YAN                      CA      94530       P       SF          7.8750       80.000       20001101
6373550364         MOSZER                   OR      97224       P       SF          8.0000       79.900       20001201
6374276449         REYES                    CA      95066       P       PD          8.2500       73.900       20001101
6376462674         DON                      CA      94404       P       PD          8.1250       41.700       20001101
6377411886         SCHEREMETA               CA      92029       P       PD          7.8750       80.000       20001101
6378828534         SEGALL                   CA      94708       P       SF          8.1250       80.000       20001101
6379051664         PLISKA                   CA      90254       P       SF          8.5000       80.000       20001101
6380168333         KATZ                     NY      11566       P       SF          8.3750       75.600       20001101
6380891561         LORENZ                   CA      92253       P       PD          8.3750       60.600       20001101
6383094783         MACKEY                   CA      90803       P       SF          8.5000       70.000       20001101
6385061210         ROTH                     VA      22302       P       SF          8.2500       68.000       20001101
6389619476         LENIHAN                  VA      22015       P       PD          8.2500       80.000       20001101
6391618011         JUDGE                    TX      75205       P       PD          7.7500       80.000       20001201
6392539224         WEINSHANK                NY      10573       P       SF          7.8750       44.400       20001201
6395631507         THOMAS                   CA      90025       P       SF          8.1250       80.000       20001101
6395971309         RODRIGUEZ                CA      95404       S       SF          8.3750       80.000       20001101
6396469170         MELTZER                  CA      92270       S       PD          8.5000       80.000       20001201
6397766483         PAPAVASILIOU             MD      20815       P       CO          8.3750       80.000       20001101
6398781416         REESE                    MA      01778       P       CO          8.3750       51.600       20001101
6399076246         KLIVANSKY                CA      94602       P       SF          8.2500       75.100       20001101
6399875241         DICKMAN                  CA      94131       P       2F          8.5000       80.000       20001101
6399896684         SZOBOSZLAY               CA      95123       P       SF          8.5000       80.000       20001101
6400510357         ROSENTHAL                CA      92677       P       PD          7.8750       51.700       20001201
6402290891         BELL                     DC      20005       P       SF          8.3750       80.000       20001101
6402457763         RATHBONE                 CA      92118       P       CO          8.5000       68.400       20001101
6402983685         KANELLAKOS               CA      94040       P       SF          8.2500       75.000       20001101
6404491901         MACHADO                  CO      80127       P       PD          7.6250       80.000       20001101
6405272417         RAGIN                    SC      29440       S       CO          8.6250       80.000       20001201
6405326023         BRADY                    CT      06430       P       SF          8.0000       59.400       20001201
6405639698         BARDE                    CA      94707       P       SF          7.7500       52.200       20001101
6406343316         PECONI                   CA      91101       P       CO          8.3750       90.000       20001101
6406902624         WALL                     DC      20008       P       SF          8.2500       49.000       20001101
6407032389         AULT                     WA      98236       S       PD          8.5000       88.500       20001001
6408879671         LEVENSTEIN               NY      11577       P       SF          8.3750       80.000       20001101
6409241855         THOMAS                   CA      94546       P       SF          8.6250       80.000       20001101
6410969254         LIAN                     CA      94550       P       SF          8.2500       80.000       20001101
6411402479         CASTELLANOS              CA      94015       P       SF          8.6250       75.000       20001101
6413882421         HOOPER                   CA      92679       P       PD          8.2500       54.400       20001101
6414056348         MOHSENIN                 CA      94706       P       SF          8.2500       67.000       20001101
6414131554         WATSON                   CA      94303       P       SF          8.2500       61.500       20001101
6414436870         SNYDER                   CA      94708       P       SF          8.1250       80.000       20001201
6416123120         APPELL                   TX      77401       P       SF          8.2500       77.400       20001201
6417006506         ROUSE                    NC      27713       P       PD          8.3750       80.000       20001201
6417034441         FLYNN                    CA      92614       P       PD          8.0000       80.000       20001201
6417171029         GHOSH                    CA      94598       P       SF          8.5000       70.000       20001101
6420535061         BERGER                   CA      94526       P       PD          8.8750       80.000       20001101
6421254902         FRANK                    OR      97009       P       SF          8.3750       80.000       20001101
6423102653         KUSHNER                  CA      95628       P       SF          8.7500       74.700       20001101
6423205167         LANE                     MD      20817       P       SF          8.3750       49.100       20001101
6423756706         JULYAN                   CA      95033       P       SF          8.3750       75.000       20001101
6424465133         TAVSS                    CA      90039       P       SF          8.3750       80.000       20001101
6424479027         FURPHY                   CA      93422       P       SF          8.2500       84.200       20001201
6424922935         LAMAR                    CA      95060       P       SF          8.5000       80.000       20001101
6425596498         GALLO                    CA      94112       P       SF          7.7500       78.500       20001201
6426615834         GOMEZ                    CA      94063       P       SF          8.3750       80.000       20001101
6426708498         SHELDON                  MA      02186       P       SF          8.6250       51.200       20001101
6427875668         WONG                     CA      94044       P       SF          8.0000       80.000       20001201
6429543785         WILLEN                   NC      28105       P       SF          8.1250       76.400       20001101
6429568907         SCHNEIDER                OR      97231       P       SF          8.2500       80.000       20001101
6429990580         SHIH                     WA      98034       P       SF          7.8750       80.000       20001201
6431120903         FIORE                    TX      75287       P       SF          8.7500       69.900       20000701
6435705253         ALAS                     CA      90024       P       SF          8.0000       73.400       20001201
6436276676         POORSHAFIEE              CA      94568       P       SF          8.2500       80.000       20001201
6437852806         KENNEY                   NJ      07980       P       SF          8.1250       56.400       20001101
6437988451         KELLER                   DE      19971       S       CO          8.3750       90.000       20001201
6438304328         PALEY                    CA      95126       P       SF          8.3750       80.000       20001201
6438510510         KODURU                   NJ      08540       P       PD          8.0000       80.000       20001101
6439362531         SHAWGER                  CA      90068       P       SF          8.2500       80.000       20001101
6439817344         WRIGHT                   GA      30040       P       PD          7.6250       79.400       20001101
6439900330         TENNEY                   CA      94588       P       SF          8.3750       80.000       20001101
6440678842         SANTANA                  CA      94080       P       SF          8.2500       80.000       20001101
6441870224         BECKER                   FL      33140       P       SF          8.3750       80.000       20001101
6442597503         JARRETT                  CA      92025       P       SF          8.3750       80.000       20001101
6444091182         FOX                      GA      30030       P       SF          8.1250       80.000       20001201
6444581190         CASEBOLT                 TX      75244       P       SF          8.5000       90.000       20001101
6444904566         ADESS                    IL      60622       P       CO          8.3750       65.600       20001101
6445564559         POOL                     FL      33019       P       PD          8.1250       80.000       20001201
6446379999         WEATHERSBY               CA      92102       P       SF          8.5000       73.500       20001101
6449143897         MCCLESKEY                WA      98006       P       SF          7.6250       56.300       20001101
6449891438         SALTER                   CA      94117       P       2F          8.3750       80.000       20001101
6450785164         MCGRATH                  IL      60187       P       SF          8.6250       85.000       20001101
6451612193         CLARK                    CA      91360       P       SF          8.7500       80.000       20001101
6453624477         KOLAN                    MD      20815       P       SF          8.2500       80.000       20001201
6454964492         SOEHNGEN                 IL      60640       P       PA          8.7500       80.000       20001101
6455462280         FIETZ                    AZ      85016       P       SF          8.6250       80.000       20001201
6456685780         GOLDBERG                 CA      91316       P       SF          8.0000       31.000       20001201
6456949947         JORDAN                   VA      22039       S       PD          8.2500       75.000       20001101
6457144092         OLCOTT                   CA      94043       P       SF          8.1250       80.000       20001101
6457179825         RADCLIFFE                CA      94549       P       SF          7.7500       51.000       20001201
6457658190         SALLICK                  DC      20007       P       TH          8.2500       80.000       20001101
6457947932         NOVBAKHTIAN              CA      95051       P       SF          8.3750       74.800       20001101
6458737183         KRAMER                   CA      90402       I       SF          9.3750       75.000       20001101
6459194020         ZHU                      CA      95035       P       CO          8.0000       75.000       20001101
6459496425         WILLIAMS                 CA      93401       S       PD          8.3750       60.400       20001101
6459867773         HONROTH                  OH      44333       P       SF          8.5000       55.000       20001101
6460263434         ALTER                    MD      20854       P       SF          8.1250       80.000       20001101
6460741819         MARINO                   WA      98112       P       SF          8.5000       55.000       20001201
6461828656         GRASSI                   CA      92130       P       SF          8.1250       80.000       20001101
6462880508         EDELSTEIN                CA      95670       P       PD          8.3750       80.000       20001101
6463100583         GERMANY                  CA      94602       P       SF          8.2500       80.000       20001201
6464201570         LUTNER                   IL      60613       P       SF          8.7500       35.800       20001101
6464802997         WOLFE                    CA      92591       P       SF          9.1250       90.000       20001201
6465604442         MAGGARD                  TX      77511       P       SF          7.5000       80.000       20001201
6467038797         GATSKI                   NV      89135       P       PD          8.1250       80.000       20001201
6468777542         SMYKLA                   CA      92672       P       CO          8.1250       80.000       20001201
6469879610         MOSE                     CA      94572       P       PD          8.6250       80.000       20001101
6471427796         PIS-DUDOT                FL      33134       P       SF          8.1250       67.200       20001101
6472124517         DEGABRIELLE              NC      27927       S       PD          8.3750       80.000       20001101
6472462305         WADE                     MO      64152       P       PD          8.3750       80.000       20001101
6476840415         BROWN                    MD      20852       P       SF          8.5000       80.000       20001101
6477389925         RUSSO                    CA      94591       P       SF          8.0000       80.000       20001101
6477902792         SOKOLOVSKIY              CA      95117       P       SF          8.2500       75.000       20001201
6479273903         CHUN                     CA      95130       I       2F          9.1250       73.800       20001101
6481586045         HU                       CA      95014       P       SF          8.7500       28.800       20001201
6483339138         CORCORAN                 MA      01864       P       SF          7.8750       80.000       20001101
6485535287         MERINO                   CA      92647       P       SF          8.5000       80.000       20001101
6486086678         RAMALEY                  WA      98292       S       SF          9.1250       80.000       20001201
6487833037         HOLTON                   WA      98039       P       SF          8.0000       80.000       20001101
6488176196         WALLACE                  CA      94563       P       SF          8.2500       80.000       20001101
6488444818         MOHIUDDIN                CA      91367       P       SF          8.1250       80.000       20001101
6490637904         RODRIGUEZ                CA      94044       P       PA          8.1250       64.700       20001101
6491455702         MONTOYA                  CA      91406       P       SF          8.0000       76.600       20000201
6494247288         KUHN, JR.                CA      91108       P       SF          8.0000       80.000       20001101
6494400986         ALLEY                    CA      95063       P       SF          8.1250       80.000       20001201
6495951219         PRIEST                   CA      90505       P       SF          8.1250       54.500       20001201
6499007430         RADER                    WA      98053       P       SF          8.5000       55.500       20001101
6499038070         HEINTZMAN                AZ      85262       P       SF          8.2500       80.000       20001101
6501441478         ROHIT                    CA      95051       P       SF          8.0000       75.000       20001001
6502065995         MINOR                    IL      60564       P       PD          7.8750       80.000       20001201
6503128081         HALL                     CA      92646       P       SF          8.6250       44.500       20001101
6505323144         BERG                     CA      91311       P       SF          8.0000       72.800       20001201
6505931334         CLARK                    VA      22207       P       SF          8.2500       80.000       20001201
6505969938         RENKEN                   CA      94019       P       SF          8.2500       80.000       20001101
6506786398         TOLEDO                   FL      33446       P       PD          8.2500       67.000       20001201
6509134794         KALBFELD                 CA      94121       P       CO          8.6250       80.000       20001101
6509357361         FOSTER                   CA      94303       P       SF          8.0000       61.900       20001101
6511210988         WILLIAMS                 CA      94110       P       SF          8.1250       80.000       20001101
6511730936         LACOMMARE                CA      94583       P       PA          8.3750       80.000       20001101
6511948769         BENNETT                  CA      91786       P       SF          8.3750       74.900       20001201
6512788818         KAUFMAN                  NC      27516       P       PD          8.0000       70.000       20001101
6513372240         FISCHER-COLBRIE          CA      94040       I       2F          8.6250       75.000       20001201
6515001631         BELLO                    CA      94925       P       2F          8.3750       80.000       20001201
6515325535         FERREL                   NC      27408       P       SF          8.1250       57.100       20001101
6516211601         GOYAL                    CA      94109       S       CO          8.3750       80.000       20001101
6517077928         ZURAW                    SC      29451       S       PD          8.0000       79.600       20001101
6517628076         BERRY                    CA      94587       P       SF          8.5000       80.000       20001101
6517885189         LIMPAHAN                 CA      94015       P       SF          8.2500       80.000       20001101
6518500647         HUERTA                   CA      94703       P       SF          8.1250       80.000       20001201
6518819773         GIBSON                   NC      27360       P       SF          8.1250       84.800       20001201
6518905895         WHITE                    SC      29650       P       PD          7.8750       78.200       20001201
6519116765         BLAKENEY                 NY      11215       P       CP          8.5000       80.000       20001201
6519316209         HOAG                     CA      92651       P       SF          8.2500       75.000       20001101
6522051975         DEBENHAM                 CA      94061       P       PD          8.2500       80.000       20001101
6522561817         MARDYKS                  TX      76034       P       SF          8.3750       80.100       20001101
6522848610         YEO-MARTINI              CA      94517       P       SF          8.3750       80.000       20001101
6524276059         DUNCAN                   CA      92618       P       PD          8.0000       80.000       20001101
6525449622         MARSHALL                 DC      20016       P       SF          7.7500       80.000       20001201
6526251001         COYLE                    CA      95054       P       PA          8.3750       80.000       20001101
6526682569         RAU                      CA      90732       P       SF          7.5000       74.000       20001101
6526904104         HOYT                     FL      33037       S       PD          8.5000       55.600       20001201
6527466970         RANGEL                   CA      92867       P       SF          7.8750       80.000       20001201
6527891102         BROGAN                   GA      30338       P       SF          8.0000       90.000       20001101
6528005330         CHEN                     CA      94110       P       CO          8.0000       71.600       20001101
6528278689         VENO                     CA      94404       P       SF          8.2500       77.500       20001101
6528756494         WANG                     CA      92618       P       PD          8.0000       80.000       20001201
6528857573         PERKINS                  NC      27612       P       SF          8.1250       90.000       20001101
6529866466         RUNFOLA                  AZ      85032       P       SF          8.3750       80.000       20001101
6533334261         JENNINGS                 CA      91604       P       SF          8.3750       80.000       20001201
6533852015         SEAGREN                  CT      06870       P       SF          8.3750       56.500       20001201
6534300717         SALLET                   MD      21617       P       SF          8.0000       70.400       20001101
6535184342         BARBANEL                 MA      02421       P       SF          8.3750       47.300       20001101
6537960939         JANES                    WA      98115       P       SF          8.2500       80.000       20001101
6538891695         TRADE                    CA      94014       P       SF          8.3750       90.000       20001101
6539240546         FELDMAN                  CA      92009       S       SF          8.2500       70.000       20001201
6541811409         RUBIN                    CA      92037       P       SF          8.2500       59.700       20001201
6542678559         CALAMIA                  CA      95020       P       PD          8.1250       75.000       20001101
6546127199         SERA                     CA      94080       P       PD          8.2500       61.200       20001101
6546816627         MINTZ                    SC      29072       P       SF          8.2500       60.900       20001101
6547506029         THOMPSON                 CA      94556       P       SF          8.3750       46.500       20001101
6548470092         KAMALI                   CA      92692       P       PD          8.2500       62.200       20001201
6549305289         DAHLEN                   CA      94611       P       SF          8.2500       80.000       20001201
6551722090         EGGERS                   FL      32068       P       SF          8.0000       75.000       20001201
6552864180         HODGES                   FL      34238       P       PD          8.3750       80.000       20001101
6552896596         MANN                     CA      94127       P       SF          8.0000       80.000       20001101
6553133072         NGUYEN                   CA      95111       P       SF          8.2500       80.000       20001101
6554306065         DU                       CA      95002       P       SF          7.8750       80.000       20001201
6554586047         LOVELAND                 CA      94061       P       SF          7.8750       80.000       20001201
6555637179         LASHLEY                  MO      63367       P       SF          8.6250       87.000       20001101
6556133004         MURPHY                   TN      37064       P       SF          7.8750       70.000       20001201
6557747083         POTASHOV                 CA      92009       P       PD          7.8750       80.000       20001201
6558064454         VELEZ G                  CA      95121       P       SF          8.5000       66.000       20001201
6560186048         TRUONG                   CA      94110       I       SF          9.0000       70.000       20001201
6562422532         CARTER                   FL      33629       P       SF          8.2500       58.300       20001101
6562586237         MASTRANGELO              MD      20814       I       SF          8.5000       70.000       20001201
6563518585         JACKSON                  CA      95382       P       SF          7.7500       80.000       20001201
6563895629         WARREN                   NC      27927       S       PD          8.2500       80.000       20001101
6565208052         LAUER                    MO      64139       P       SF          8.3750       80.000       20001101
6565552335         RIPP                     CA      94903       P       SF          8.0000       54.700       20001101
6565784847         LYNCH                    CA      92660       P       SF          8.3750       80.000       20001101
6568488370         ANG ABRIGO               CA      94112       P       SF          8.0000       80.000       20001101
6568697459         GELLER                   AZ      85253       P       SF          7.8750       42.800       20001201
6569251066         ANGELES                  CA      94015       P       SF          8.3750       74.500       20001101
6572889647         TEDIJANTO                CA      95014       P       SF          8.2500       22.800       20001101
6573028344         MCELROY, JR.             CA      95831       P       PD          8.3750       80.000       20001101
6575043366         LITTLE                   IL      60611       P       CH          8.5000       80.000       20001201
6575423626         KRAMER                   CA      90232       I       SF          9.5000       73.700       20001101
6579056034         BLAU                     CA      94550       P       SF          8.3750       79.000       20001101
6579376697         MEYERS                   CA      95993       P       SF          8.0000       89.500       20001001
6579480721         STURGES                  CA      94010       P       SF          8.0000       59.700       20001201
6581713705         BRASWELL                 MO      64012       P       PD          7.8750       77.300       20001201
6582029721         BOOHER                   MD      20854       P       SF          8.0000       80.000       20001201
6585030189         MASTAL                   DC      20009       P       SF          8.3750       80.000       20001101
6586345537         CHOA                     CA      94403       P       SF          8.1250       80.000       20001201
6586931336         WALSH, SR.               NJ      07035       P       SF          8.7500       90.000       20001201
6588049350         RASGON                   CA      94596       P       SF          8.0000       62.600       20001101
6588776283         HAMMAN                   MD      20874       P       SF          7.8750       80.000       20001201
6588982634         BATRA                    CA      94587       P       SF          8.3750       75.000       20001101
6589000006         BAUM                     CA      94062       P       SF          8.2500       31.800       20001201
6589298188         TRACHTENBERG             NY      11753       P       CO          8.2500       60.900       20001201
6590439078         BICKSLER                 FL      33785       S       CH          8.2500       80.000       20001101
6590538515         ELGIN                    CA      91377       P       PD          8.0000       75.000       20001201
6592269648         GUILD                    NC      28166       P       SF          8.2500       74.800       20001101
6593340828         PRICE                    CA      90035       P       SF          8.1250       77.400       20001101
6594052612         WILSON                   CA      95673       P       PD          8.2500       69.400       20001101
6594702018         JOHNSRUD                 CT      06877       P       SF          8.2500       65.700       20001101
6595273522         OSTERMANN                CA      94116       P       PD          8.5000       34.300       20001201
6596295656         JOHN                     CA      94506       P       PD          7.7500       57.300       20001201
6598423173         BAKER                    CA      94404       P       SF          8.5000       80.000       20001101
6598572417         ACOSTA                   NJ      07647       P       SF          8.6250       90.000       20001101
6599089858         SHANKAR                  CA      95404       P       PD          8.2500       74.400       20001101
6599637615         MERCER                   CA      93950       S       SF          8.1250       70.000       20001201
6600218041         PARMER                   AZ      85259       P       PD          7.8750       80.000       20001201
6601655258         BRYAN                    CA      95060       P       SF          7.8750       90.000       20001101
6602637230         ORGEL                    NY      11203       P       CH          8.5000       80.000       20001101
6603707743         SLAYTON                  OR      97221       P       SF          8.1250       80.000       20001201
6604849742         JAMES                    CA      94114       P       SF          8.3750       65.100       20001101
6604879871         SAITO                    CA      94706       P       SF          7.8750       80.000       20001201
6604919784         YANG                     CA      94579       P       SF          8.0000       80.000       20001101
6604965563         KOSTER                   TN      37027       P       PD          7.5000       80.000       20001201
6606227061         LONG                     CA      90275       P       SF          8.2500       75.000       20001201
6606787692         LAMBERT                  CA      94506       P       PD          8.2500       80.000       20001101
6610037795         MEYER                    CA      95758       P       PD          8.0000       78.900       20001101
6611699114         KINDELBERGER             FL      32127       P       CH          8.5000       90.000       20001101
6612154887         KANNENBERG               WA      98023       P       PD          7.7500       80.000       20001101
6612209988         SMITH                    WA      98028       P       CO          8.3750       80.000       20001101
6612884749         MONDANARO                AZ      85255       P       PD          8.2500       80.000       20001101
6614697842         KRUG                     CA      94523       P       SF          8.1250       80.000       20001201
6614856034         KEELEN                   NJ      07748       P       SF          8.3750       76.500       20001101
6614886106         HERRERA                  CA      94014       P       SF          7.8750       80.000       20001101
6615057467         WILLARD                  CA      94132       P       PD          7.8750       60.000       20001101
6615066203         QUON                     CA      92131       P       PD          8.6250       80.000       20001101
6615932560         ZIMMER                   NY      10518       P       SF          8.2500       90.000       20001201
6616506579         ZANOBINI                 CA      94939       P       SF          8.1250       79.200       20001201
6617460370         MUNOZ                    CA      94558       P       SF          8.2500       79.600       20001101
6618235821         BRATTESANI               CA      94599       S       PD          8.1250       80.000       20001101
6620438686         GLENN                    CA      95762       P       PD          8.3750       80.000       20001101
6620727658         DOWNING                  CA      93105       P       SF          8.2500       62.800       20001101
6621101739         FURMAN                   NY      10312       P       SF          8.1250       95.000       20001201
6622693619         CARRILLO                 CA      94062       P       SF          8.2500       80.000       20001101
6623548903         MELWANI                  NV      89117       P       SF          8.2500       58.800       20001201
6624158777         LATHROM                  CA      93907       P       SF          8.3750       80.000       20001101
6625084378         ZADOYAN                  CA      92612       P       CO          8.2500       80.000       20001101
6625380115         MIDDELBURG               CA      90274       P       SF          8.1250       70.000       20001101
6626340720         DEVEREUX                 CA      92130       P       PD          8.3750       80.000       20001101
6626914342         FLOYD                    CA      94558       P       SF          8.3750       75.600       20001101
6627666420         WRIGHT                   CA      94574       P       SF          8.1250       53.000       20001101
6628750892         LIU                      CA      94555       P       CO          8.1250       80.000       20001101
6631823462         BRAHMA                   CA      95130       P       SF          8.2500       75.000       20001101
6632489016         PETERSEN                 FL      32963       P       SF          8.2500       67.700       20001201
6633751745         SCHMIDT                  MO      63105       P       SF          8.2500       80.000       20001201
6634937111         MCFADDEN, II             CA      92009       P       PD          8.2500       80.000       20001101
6635216044         SCOTT                    CA      94611       P       SF          8.1250       80.000       20001101
6636172220         SILVA                    CA      94583       I       SF          8.3750       78.100       20001001
6636300185         CALER                    CA      91504       P       SF          8.2500       80.000       20001101
6636556497         MAGEN                    CA      92103       P       SF          8.0000       62.500       20001201
6638574126         MCBRIDE                  AZ      85207       P       PD          7.6250       78.300       20001201
6641049298         MURPHY                   TX      75056       P       PD          8.1250       80.000       20001101
6641794448         DIXON                    NY      10016       P       CP          8.6250       75.000       20001101
6642562711         HAMILTON                 NV      89451       S       CO          8.1250       63.200       20001201
6643489872         CLIFFORD                 CA      95446       S       SF          8.5000       75.000       20001201
6646671682         KNABKE                   CA      94526       P       PD          8.3750       67.000       20001101
6647473492         HARRIS                   FL      33143       P       SF          8.1250       80.000       20001101
6648003660         MASSEY                   FL      33133       P       CO          8.1250       65.600       20001201
6650049346         JOHNSON                  GA      30319       P       SF          8.0000       50.000       20001101
6653115607         LYNCH                    CA      95128       P       SF          8.3750       80.000       20001201
6653748399         GAINEY                   SC      29576       S       PD          8.0000       54.300       20001101
6653839693         WILLIAMS                 NC      27615       P       SF          7.7500       76.500       20001101
6661117389         PAUL                     DC      20010       P       TH          8.3750       80.000       20001101
6663326103         LEE                      CA      95051       P       PD          7.8750       60.000       20001201
6663632112         CHRISTODOULOU            NM      87122       P       SF          8.0000       55.900       20001201
6663676200         GAGIN                    NY      10024       P       CH          8.3750       72.700       20001101
6664046452         ROBERTS                  CA      95120       P       SF          8.1250       80.000       20001101
6664237614         HANCOCK                  MI      48230       P       SF          8.3750       73.500       20001201
6664897607         NOBLES                   TX      77586       P       SF          8.1250       80.000       20001101
6665568637         CAMPBELL                 CA      95003       P       SF          8.0000       40.500       20001101
6666384067         ANKIREDDI                CA      95132       P       SF          8.6250       80.000       20001101
6667676693         CHANG                    CA      95032       I       SF          8.5000       43.300       20001101
6668254912         DE JESUS                 CA      92692       P       PD          8.2500       90.000       20001201
6669655489         MITCHELL                 AZ      85253       P       SF          8.2500       80.000       20001101
6670077798         COHEN                    CA      94010       P       SF          8.0000       73.000       20001101
6671260088         HAMMER                   GA      30040       P       SF          7.7500       90.000       20001201
6671372487         PERSONNE                 CA      94558       P       SF          7.8750       80.000       20001201
6671424353         CHO                      CA      91711       P       SF          8.0000       70.000       20001201
6671857719         HUNNEWELL                MA      02167       P       SF          8.2500       15.600       20001101
6671892989         SANFORD                  CA      94611       P       SF          8.2500       35.300       20001201
6672221998         SUDAN                    CA      95138       P       PD          8.3750       80.000       20001101
6672558761         SUN                      CA      94040       P       CO          8.2500       80.000       20001101
6673103674         ZHONG                    CA      94080       P       PD          8.0000       65.100       20001101
6673340227         KEITH                    CA      92570       P       SF          8.0000       75.700       20001101
6673750805         GOMEZ                    NY      10567       P       SF          8.5000       80.000       20001101
6674462905         FARSON                   CA      92620       P       PD          8.1250       57.100       20001101
6675417346         HEINZMAN                 MD      21037       P       PD          8.0000       79.900       20001201
6678832590         ROMANOS                  FL      33133       P       SF          8.6250       80.000       20001101
6679404654         RAY                      TX      77479       P       PD          8.0000       80.000       20001101
6681324973         VALDOVINOS               CA      95122       P       SF          8.7500       95.000       20001101
6683257437         MORAN                    NY      11530       P       SF          8.3750       58.900       20001101
6683792896         RODRIGUEZ                FL      33156       P       SF          8.2500       80.000       20001201
6685846203         WALTER-FISCHER           WA      98019       P       PD          8.3750       95.000       20001101
6686879054         BOTHMAN                  CA      95066       P       SF          8.3750       80.000       20001101
6687626827         CERONE                   MD      20878       P       PA          8.3750       80.000       20001201
6687667912         STANLEY                  AZ      85048       P       PD          7.5000       80.000       20001101
6688743753         HAMMAR                   WA      98026       P       SF          8.2500       46.300       20001101
6689976832         CAUGHRAN                 CO      80104       P       PD          7.5000       90.000       20001201
6690940017         CARROLL                  NV      89135       P       PD          8.2500       45.600       20001201
6692014589         FLORY                    CA      93908       P       SF          8.2500       80.000       20001101
6692171199         GILBERT                  CA      94704       P       SF          8.0000       80.000       20001101
6693466283         BLECKER                  AZ      85718       P       PD          8.2500       80.000       20001101
6694502623         BLAKE                    GA      30076       P       PD          7.5000       80.000       20001101
6694990356         MENDOZA                  CA      94536       P       SF          8.3750       90.000       20001201
6695640323         BLANKENSHIP              CA      94753       P       2F          8.1250       79.100       20001101
6696430021         CUNNINGHAM               CA      94103       P       CO          8.2500       77.900       20001101
6697023874         MCALISTER                CA      94583       P       PD          8.3750       79.800       20001101
6697112370         WERDIN                   MN      55347       P       PD          8.5000       79.800       20001101
6697932678         PHILOS                   IL      60564       P       SF          7.6250       75.600       20001101
6698943591         TORRES                   FL      33156       P       SF          8.0000       80.000       20001201
6699111560         DORADO                   CA      94702       P       SF          8.2500       90.000       20001201
6703518065         JONES                    WA      98110       P       PD          8.2500       80.000       20001201
6703772803         LAVALLEE                 MD      20854       P       SF          8.3750       80.000       20001101
6704653671         JHEE                     CA      92606       P       PD          8.5000       80.000       20001101
6705163241         BROWN                    CA      95003       P       SF          8.1250       69.700       20001101
6705686670         WILDMAN                  CA      91350       P       PD          7.6250       95.000       20001101
6706011894         CHANG                    CA      95032       I       SF          8.8750       65.000       20001201
6706553788         KRANTZ                   CA      94901       P       PD          8.0000       39.600       20001101
6707242308         NGUYEN                   CA      92618       P       PD          7.8750       80.000       20001201
6708100216         BANDEIRA                 WA      98074       P       PD          8.0000       80.000       20001201
6709511817         MARKS                    CA      96161       S       PD          8.2500       80.000       20001101
6709963158         REDDIX                   CA      94108       S       CH          8.5000       80.000       20001201
6714118038         FORREST                  CA      91103       P       SF          8.3750       47.200       20001201
6715659626         STIROH, JR.              NJ      08502       P       SF          8.1250       79.900       20001101
6717168386         MACKENZIE                FL      32789       P       SF          8.3750       71.600       20001201
6717504887         GRANT                    CA      92591       P       SF          7.6250       73.000       20001201
6719240209         MEDURI                   VA      20171       P       PD          7.8750       74.900       20001201
6719965631         KEERD                    CA      94526       P       SF          8.2500       80.000       20001101
6719995166         ROBBINS                  CA      96001       P       SF          8.0000       80.000       20001101
6720845186         WARING                   TN      37405       P       CO          8.1250       75.600       20001201
6723833668         CARRION                  CA      94105       P       CO          8.5000       75.000       20001101
6725350331         GLEESON                  TN      37069       P       PD          8.0000       80.000       20001101
6725671785         SHABANA                  IL      60540       P       PD          7.6250       69.700       20001101
6726435685         MOONEY                   CA      94115       P       SF          8.5000       3.400        20001101
6726790493         MCVEY                    CA      92647       P       SF          8.0000       80.000       20001101
6726804518         GLAMOCLIJA               FL      33445       P       PD          8.3750       85.000       20001101
6728917151         BARKER                   CA      91351       P       SF          7.2500       70.000       19990601
6730000558         WEHR                     MD      21042       P       SF          8.1250       80.000       20001101
6730546022         ROARK                    AZ      85737       P       PD          8.2500       79.600       20001101
6732747446         SARDEGNA                 DC      20007       P       TH          8.3750       53.300       20001101
6736434751         GREEN                    SC      29928       P       PD          8.2500       61.600       20001201
6737323359         RITCHIE                  CA      95125       P       SF          8.5000       61.700       20001101
6740048605         DELANEY                  NV      89117       P       PD          8.3750       58.300       20001201
6741245077         KIRCHNER                 MD      20895       P       SF          8.0000       80.000       20001201
6742090084         EDYNAK                   FL      33070       S       SF          8.1250       34.200       20001201
6743007632         CLEAR                    NM      87111       P       PD          8.0000       80.000       20001101
6746629804         WIDMEYER                 DC      20008       P       TH          8.3750       54.700       20001101
6746850111         ROTHROCK                 WA      98102       P       SF          8.0000       40.100       20001201
6747251327         TAPIA                    CA      94010       P       SF          8.0000       47.800       20001101
6747628243         ROBERTS                  CA      94564       P       SF          8.5000       69.000       20001101
6748323273         NELSON                   CA      95003       P       SF          8.2500       59.100       20001101
6749790819         NEUTZ                    WA      98245       P       SF          8.1250       80.000       20001201
6751295004         CAROSSO                  WA      98110       P       SF          8.0000       80.000       20001201
6751346104         MCDERMOTT                VA      20112       P       PD          7.7500       73.400       20001101
6752706405         FORSTER                  CA      90703       P       SF          8.0000       80.000       20001201
6753216875         CLARK                    MO      63038       P       PD          8.7500       94.800       20001101
6754671581         MCKELL                   CA      96150       S       PD          8.2500       80.000       20001101
6757003865         ESQUIVEL                 CA      93907       P       SF          8.2500       72.700       20001101
6757277972         HIGGINS                  MA      02043       P       SF          8.5000       85.000       20001101
6757738858         HEIMERLE                 CA      94925       P       CO          8.2500       78.900       20001101
6757895864         MERRY                    MD      20816       P       SF          8.5000       80.000       20001101
6761901591         DELUCA                   MA      01833       P       SF          8.3750       90.000       20001101
6764063001         MILLER                   VA      22003       P       SF          8.0000       74.900       20001101
6765554438         ABIKZER                  CA      90034       P       SF          7.8750       60.700       20001101
6765682858         WHITTEMORE               CA      92679       P       PD          8.2500       80.000       20001101
6765876369         PHILLIPS                 CA      95020       S       SF          8.3750       80.000       20001201
6767492744         HOFFBERGER               MD      21208       P       SF          8.3750       80.000       20001101
6767701052         SHAMBLIN                 TN      37027       P       SF          7.6250       80.000       20001201
6768144492         YELKIN                   TX      78746       P       PD          8.8750       59.700       20000901
6769303196         NIEDRINGHAUS             CA      92590       P       SF          7.8750       80.000       20001101
6770720693         RAMBERG                  CA      90077       P       SF          8.1250       54.200       20001101
6770930979         VIS                      CA      92264       S       SF          8.2500       80.000       20001201
6773533242         HASLER                   CA      94043       P       CO          8.3750       62.100       20001101
6774049313         PHILLIPS                 CA      93950       P       SF          8.3750       80.000       20001101
6775702712         JACOB                    VA      23113       P       SF          8.2500       90.000       20001101
6776870351         NASH                     CA      95128       P       4F          8.5000       75.000       20001001
6777554749         KRONRAD                  FL      33160       P       SF          8.8750       80.000       20001101
6779407722         PRITCHETT                GA      30327       P       SF          8.1250       57.500       20001201
6779629838         BARCO                    CA      95125       P       SF          8.5000       80.000       20001101
6779697819         HARRISON                 WA      98103       P       SF          8.3750       57.000       20001201
6780750714         CHAN                     CA      94062       P       SF          8.6250       80.000       20001101
6782652116         HILLEGAS                 CA      95033       P       SF          8.0000       80.000       20001201
6782844036         HASSE                    CA      95616       P       SF          8.1250       80.000       20001201
6783652636         MONTANO                  FL      33143       P       SF          8.3750       74.400       20001101
6783675140         JOHNSON                  GA      30309       P       CH          8.1250       80.000       20001101
6784512177         HARDIE                   CA      95051       P       SF          7.6250       72.200       20001201
6784641976         CHRISTENSEN              CA      94610       P       SF          8.5000       80.000       20001101
6785440121         TURSCHMID                WA      98052       P       PD          8.5000       80.000       20001101
6786482874         HARKER                   CA      92620       P       PD          8.2500       80.000       20001101
6786633302         NATHANSON                DC      20009       P       CH          8.2500       73.400       20001101
6786655412         VIVAS                    CA      95630       P       SF          8.3750       68.400       20001101
6787500559         FELKER                   FL      32751       P       SF          8.2500       80.000       20001101
6788675905         GEHRING                  CA      92009       P       PD          8.2500       80.000       20001101
6789295745         ESSER                    FL      33327       P       PD          8.2500       78.800       20001101
6789314520         SANCHEZ                  CA      95127       P       SF          8.8750       95.000       20001101
6790403775         FREDERICK                CA      94028       P       SF          8.0000       40.600       20001201
6794513017         DITLEVSEN                CA      94526       P       SF          8.3750       61.500       20001101
6795880555         COSCIO-RACHMIEL          NY      10309       P       PD          8.5000       80.000       20001101
6797571848         RADWANSKI                VA      22042       P       SF          8.3750       80.000       20001101
6798506140         STEPHENS                 CA      96161       S       PD          8.5000       80.000       20001101
6799868531         SCHMIDT                  CA      92679       P       PD          7.6250       49.600       20001201
6800114784         KURZ                     CA      94939       P       SF          8.2500       42.700       20001201
6800325117         CHAVEZ                   IL      60439       P       SF          8.5000       90.000       20001101
6800594662         ST. GEME                 CA      91108       P       SF          8.0000       80.000       20001201
6804494067         CAPOZZI                  CA      94061       P       SF          8.3750       75.000       20001001
6804570742         NANDI                    TX      75082       P       SF          8.0000       80.000       20001101
6805805113         PENTA                    VA      20171       P       PD          8.1250       80.000       20001201
6806169071         HANNON                   MD      21042       S       SF          8.2500       80.000       20001101
6806220338         HUBBARD                  SC      29464       P       SF          8.0000       66.700       20001201
6806236094         HARRIS                   CA      94530       P       SF          8.0000       66.700       20001101
6806593627         ENRIGHT                  CA      95125       P       SF          8.0000       68.000       20001201
6806693716         HOGE                     MD      20816       P       SF          8.1250       80.000       20001101
6806901838         MAGDALENA                CA      93110       P       SF          8.2500       44.600       20001201
6807646861         HELENA                   CA      94517       P       SF          8.0000       80.000       20001101
6807671810         MERON ESQ.               MD      20854       P       SF          8.3750       80.000       20001101
6807981524         KEIM                     CA      92130       P       SF          8.3750       80.000       20001101
6808343237         TALMADGE                 CA      92210       P       PD          8.0000       80.000       20001201
6808650904         HOLLEMAN                 NC      28031       P       PD          7.8750       80.000       20001201
6809444299         HASHIMOTO                CA      94553       P       PD          8.5000       80.000       20001101
6809952150         IGLESIAS JR.             NY      11743       P       SF          8.3750       76.100       20001101
6810064466         SHERMAN                  TX      78628       P       SF          8.2500       80.000       20001101
6811847547         VOSMIK                   VA      23103       P       SF          8.5000       78.800       20001101
6813801054         BOLDON                   VA      22485       P       SF          8.2500       61.600       20001201
6813942007         LAU                      CA      94566       P       SF          8.1250       76.400       20001201
6814154727         NEVIN                    CA      94941       P       SF          8.2500       28.600       20001201
6816019407         LEARY                    MA      02059       P       SF          7.7500       77.000       20001101
6816269911         VELAZQUEZ                CA      92886       P       SF          8.1250       54.200       20001101
6816659053         SWENSON                  WA      98116       P       SF          8.1250       27.300       20001101
6816678913         BYRNE III                MD      20816       P       SF          8.0000       80.000       20001201
6817056861         PARCELLS                 MD      20816       P       SF          8.1250       60.000       20001201
6819353506         WOLPERT                  VA      22124       P       SF          8.0000       80.000       20001201
6820171020         BROTCHIE                 CA      95138       P       SF          8.3750       68.600       20001101
6820464987         GORDON                   CA      95416       P       SF          8.1250       80.000       20001101
6820722863         RAINOSEK                 GA      30305       P       SF          8.2500       56.500       20001101
6822119936         HAMM                     CA      92679       P       PD          8.1250       68.300       20001201
6822469190         LAM                      CA      94402       P       SF          8.0000       74.200       20001201
6822937063         NGUYEN                   CA      95492       P       SF          8.2500       80.000       20001101
6825121731         CORDERO                  CA      95035       P       SF          8.3750       90.000       20001201
6825738617         STURKEN                  CA      95037       P       SF          7.7500       52.600       20001101
6828226115         MORRIS                   NC      28747       S       SF          8.5000       62.200       20001201
6829222964         BUJOLD                   CA      93444       P       SF          8.3750       80.000       20001101
6829996161         FARELL                   TX      75214       P       SF          8.2500       80.000       20001201
6832670050         HAINES                   FL      33813       P       PD          8.2500       95.000       20001101
6832786336         POWELL                   IL      60561       P       SF          8.3750       74.800       20001101
6833486209         KENNEDY                  FL      33330       P       PA          7.7500       80.000       20001101
6834681899         BIRD                     CA      92672       S       SF          8.3750       80.000       20001201
6835170314         ROGERS SR.               CA      92029       S       PD          8.1250       49.700       20001101
6837914826         SAAVEDRA                 CA      92604       S       CO          8.3750       73.800       20001101
6838023197         SMITH                    WA      98059       P       SF          7.6250       85.000       20001101
6838659107         ROGERS                   WA      98282       P       SF          8.6250       80.000       20001101
6838697487         ALDERSON                 CO      80124       P       PD          8.8750       62.800       20001101
6839633580         SANDS                    CA      90046       P       SF          8.3750       80.000       20001101
6840605197         VU                       CA      95116       P       SF          8.5000       80.000       20001101
6841420828         WOODS                    CA      94587       P       CO          8.0000       80.000       20001201
6842939719         MIYASAKI                 CA      94930       P       SF          8.2500       77.200       20001201
6845004610         CHUN                     CT      06430       P       SF          8.3750       80.000       20001101
6845070595         CASTELLANOS              FL      33458       P       PD          8.5000       57.200       20001101
6845927257         WILLGING                 CA      92024       P       SF          8.2500       80.000       20001201
6846261672         MAKHOUL                  CA      94523       P       SF          8.1250       72.500       20001201
6846395272         MORRISSETTE              VA      22124       P       PD          8.1250       76.600       20001101
6846970470         MUPANDUKI                SC      29414       P       SF          8.5000       90.000       20001101
6847545354         ROSS                     CA      91302       P       PD          8.5000       18.200       20001101
6848321599         O'NEILL                  FL      33410       P       SF          8.3750       80.000       20001201
6848741531         BATZ                     MD      20874       P       SF          8.1250       80.000       20001201
6849101131         LINDER                   CA      93921       P       SF          8.5000       80.000       20001101
6850268050         CRUMP JR.                NC      28205       P       SF          8.1250       80.000       20001101
6851909231         FROLING                  CA      94117       P       SF          8.5000       76.500       20001101
6854394498         DASH                     NJ      07620       P       SF          8.7500       47.600       20001101
6855292360         D'ENTREMONT              MA      01904       P       SF          8.0000       90.000       20001101
6856383499         HABERMAN                 OH      45011       P       PD          7.5000       80.000       20001101
6856958993         GOTHANDARAMAN            NJ      07920       P       PD          8.2500       72.700       20001101
6857605130         BRUMBAUGH                CA      95005       P       SF          8.2500       64.800       20001101
6859804830         AGUILAR                  CA      92026       P       SF          8.2500       89.000       20001201
6861141783         SOLIS                    CA      95630       P       SF          8.7500       80.000       20001101
6861315650         GAO                      CA      94010       P       CO          8.0000       80.000       20001101
6861322177         HUANG                    CA      90403       P       CO          8.2500       79.900       20001101
6864429458         MORALES                  CA      95076       P       SF          8.6250       90.000       20001101
6869440013         GEORGE                   CA      94015       P       SF          8.6250       79.900       20001101
6871286016         SHAMSKHOU                CA      95032       P       PA          7.8750       80.000       20001101
6871781560         ELLINGTON                CA      90503       P       SF          8.0000       80.000       20001201
6872727174         CLANCY                   WI      54016       P       SF          8.0000       80.000       20001101
6877479540         AMTHAUER                 CA      94514       P       PD          8.3750       76.000       20001101
6877704988         LLOYD                    CA      94403       P       SF          8.3750       68.000       20001101
6879062229         FLEMING                  NM      87571       S       SF          8.7500       80.000       20001101
6879870274         PAESSLER                 CA      95037       P       SF          8.0000       80.000       20001101
6880007569         BURROUGHS                CA      96020       S       SF          8.2500       46.400       20001101
6882530030         O'NEILL                  MA      01720       P       SF          8.3750       90.000       20001101
6883276807         LADRECH                  CA      95746       P       PD          8.1250       80.000       20001101
6883804228         COLBRUNN                 AZ      85016       S       PD          8.3750       76.200       20001101
6885040193         MAYO                     CA      95758       P       SF          8.5000       86.200       20001101
6885121183         QUANN                    ID      83313       P       SF          8.6250       75.000       20001101
6888119622         SEEBORG                  CA      94301       P       CO          8.1250       35.200       20001101
6888418826         CHANDRAN                 CA      94568       P       SF          8.2500       80.000       20001101
6889630007         PERINE                   CA      94550       P       SF          8.3750       80.000       20001101
6890577759         BOERMAN                  CA      96161       S       PD          8.5000       80.000       20001101
6891764752         HART                     CA      90274       P       SF          8.2500       73.800       20001101
6892617314         DELATTRE                 CA      92130       P       PD          8.2500       66.000       20001101
6893873684         LEVIS                    CA      91401       P       SF          9.1250       80.000       20001101
6897185051         MASON                    CA      95476       S       PD          8.5000       89.800       20001101
6902779252         ACHACOSO                 NV      89052       P       PD          8.2500       69.500       20001101
6906889289         DODD                     CA      92831       P       PD          8.3750       80.000       20001101
6908363234         FRANKEL                  ID      83353       S       PA          8.2500       58.100       20001201
6908424986         WILLIAMS                 FL      33433       P       PD          8.2500       80.000       20001101
6909098904         PARKER, JR.              NC      27455       P       PD          8.1250       75.200       20001101
6909103365         MANGINI                  WA      98115       P       SF          8.0000       63.800       20001101
6910451548         KWOK                     CA      94025       P       SF          8.5000       80.000       20001101
6911358718         KATO                     CA      90275       P       SF          8.2500       80.000       20001101
6911668611         EAGEN                    CA      95124       P       SF          8.2500       80.000       20001101
6911758818         RAMIREZ, SR.             CA      93906       P       SF          8.3750       80.000       20001101
6912455729         O'DRISCOLL               CA      94123       P       CO          8.5000       45.800       20001101
6915475393         HULL                     CA      94110       P       CO          8.2500       80.000       20001201
6916098707         BRIGGS                   VA      23112       P       PD          7.8750       70.200       20001101
6916258632         ENSWEILER                TX      75056       P       SF          8.5000       75.000       20000701
6917443555         BIERIG                   TX      75201       P       CH          8.2500       80.000       20001101
6917483692         BOUTWELL                 CA      94558       I       SF          8.7500       70.000       20001101
6921685373         STEWART                  FL      33914       S       PD          8.6250       76.400       20001101
6921765969         CAVANAGH                 CA      94928       P       SF          8.2500       80.000       20001101
6922929788         ZWEBACK                  NY      11803       P       SF          8.6250       92.100       20001101
6924359372         CASSEL                   CA      92646       P       SF          8.2500       80.000       20001101
6924568568         NAZAROV                  WA      98040       P       SF          8.0000       77.300       20001101
6924694364         HOPE-MURRAY              CT      06612       P       SF          8.3750       46.900       20001101
6925658889         WHITE                    CA      94044       P       SF          8.1250       90.000       20001101
6928042412         ACTON III                VA      20194       P       PD          8.0000       80.000       20001101
6930722886         LUCIDO                   CA      93908       P       SF          8.1250       60.000       20001101
6930779167         SANCHEZ                  CA      95122       P       SF          8.6250       95.000       20001101
6931327891         HOHENBERGER              TX      78657       S       PD          8.3750       75.000       20001101
6932568501         O'NEIL                   CA      92677       P       PD          8.2500       80.000       20001001
6932721274         ESPINOZA                 CA      95631       I       SF          9.0000       79.900       20001101
6936499083         PRINCE                   TX      75491       P       SF          8.2500       90.000       20001101
6937144324         LORENZE                  CT      06443       P       SF          8.3750       80.000       20001101
6938037782         AHMADPOUR                CA      91361       P       PD          8.5000       59.300       20001101
6938755425         FRES                     CA      95121       P       SF          8.5000       80.000       20001101
6939016777         SURAKITBANHARN           CA      92130       P       SF          7.1250       69.300       19990601
6939221393         BERNSTEIN                NY      11570       P       SF          8.7500       72.700       20001101
6939553035         EASTMAN                  CA      92131       P       SF          8.1250       75.300       20001101
6940202887         SAWYER                   CA      93953       P       SF          8.5000       75.000       20001101
6940376194         BAKER                    MO      63367       P       PD          8.3750       76.500       20001101
6941068352         GLASSMAN                 MD      21224       P       CO          8.1250       80.000       20001101
6941613884         NASCIMIENTO              FL      33138       P       SF          8.6250       80.000       20001101
6941941269         WILLISON                 DC      20005       P       TH          8.3750       74.500       20001101
6947633613         ARENAS                   CA      95121       P       SF          8.3750       90.000       20001101
6948144370         HOLDNER                  CA      95403       P       SF          8.3750       80.000       20001101
6949415233         BRANDT III               CA      93001       S       SF          8.3750       75.000       20001101
6949855859         BELL                     NC      28207       P       SF          8.0000       80.000       20001001
6950094885         PETHERICK                CA      92887       P       SF          8.3750       80.000       20001101
6950290129         THOMS                    DC      20037       S       CP          8.5000       80.000       20001101
6950578465         MCGLON, JR.              MO      64081       P       SF          8.2500       89.800       20001101
6952050661         LOERA CONTRERAS          CA      94014       P       SF          8.5000       80.000       20001101
6952203278         DAKIN                    CA      94010       P       SF          8.3750       61.800       20001101
6955941031         WELLS                    FL      32233       P       SF          8.3750       64.800       20001101
6957196386         NAVARRETE                CA      93907       P       SF          7.7500       76.800       20001101
6957760223         O'CONNOR                 FL      34109       P       PD          8.2500       80.000       20001101
6959022531         KIM                      CA      94583       P       PD          8.3750       80.000       20001101
6962657281         TAWBI                    CA      95035       P       PD          8.5000       50.900       20001101
6962693914         JOHNSON                  IL      60525       P       SF          8.3750       80.000       20001101
6965100024         AABY                     CA      94708       P       SF          8.0000       80.000       20001101
6965460642         LEARMAN                  MI      48167       P       SF          8.5000       60.000       20001101
6967144400         RHINES                   NJ      07305       P       CO          7.8750       80.000       20001201
6968560786         MODISHER                 TN      37215       P       CO          8.5000       80.000       20001101
6969688438         DORTON                   GA      30005       P       PD          8.0000       62.900       20001101
6975686822         JURKEVICS                VA      22207       P       SF          8.0000       80.000       20001101
6976397866         UPSON                    CA      92692       P       PD          8.2500       58.800       20001101
6976977642         SCHWARTZ                 FL      33611       P       CO          8.3750       80.000       20001201
6981452755         BULLARD                  CA      94087       P       SF          8.2500       77.500       20001101
6982954890         SHUTE                    AZ      85262       P       PD          8.2500       43.800       20001101
6985539003         JAMES, SR                CT      06443       S       SF          7.8750       70.000       20001101
6985672044         LEE                      CA      91007       P       SF          8.0000       80.000       20001101
6988370273         FLESHER                  NM      87501       P       SF          8.2500       55.900       20001101
6989530123         HARTVICH                 MD      20878       P       PD          8.0000       80.000       20001101
6989757528         MARCO                    CA      91311       P       SF          8.5000       79.400       20001101
6989789950         MANNION                  NY      11561       P       SF          8.8750       80.000       20001201
6990211762         LEVEY                    GA      30338       P       PD          8.1250       57.700       20001101
6990541408         REYNOLDS                 MA      02050       P       SF          8.3750       80.000       20001101
6991456093         ROSS                     CA      94618       P       SF          8.3750       67.500       20001101
6992841780         MOUNTS                   FL      34242       P       SF          8.1250       80.000       20001201
6992895620         RICE JR.                 GA      30076       P       PD          8.1250       80.000       20001201
6993095212         MCQUAID                  CA      92688       P       PD          8.2500       79.400       20001101
6995496590         DE VRIES                 CA      92782       P       PD          7.7500       66.900       20001101
6999544619         BJURSTROM                CA      92253       S       PD          8.5000       79.800       20001101
0028937464         KRISTOFERU               CA      94506       P       PD          8.8750       65.300       20001201
0029006194         SAQUI                    CA      95746       P       PD          8.7500       80.000       20000601
0029006269         PREWETT                  CA      91784       P       SF          8.6250       95.000       20001001
0029006467         XI                       CA      95132       P       SF          8.6250       80.000       20000801
0029007127         HOLT                     CA      91901       P       SF          8.6250       51.200       20001001
0029010188         REDRICO                  CA      94591       P       SF          8.5000       80.000       20001101
0029003373         KELLER                   CA      95124       P       SF          8.5000       80.000       20001001
0029005352         NGUYEN                   CA      95148       P       SF          8.5000       79.400       20001101
0029010071         MAGGIO                   CA      92679       P       PD          8.5000       80.000       20001101
0023449325         CLUTTER                  TX      77057       P       SF          7.7500       69.400       19991001
0029015088         DANCE                    IL      60044       P       SF          7.7500       80.000       20001201
0028911154         GUTIERREZ                CA      94509       P       SF          7.7500       77.500       20001101
6735394097         MOSTERT                  CA      95818       P       SF          8.3750       80.000       20001201
6958564228         WIDDOSS                  CA      94577       P       SF          8.1250       80.000       20001201


TABLE (CONTINUED)

              Maturity                                                      Loan     Appraisal                     PMI
Loan Number   Date        P & I        Orig. Bal.             Sched. Bal.   Purp.    Value           Doc Type      Code
-----------   ----        -----        ----------             -----------   -----    -----           --------      ----
6653855368    20301001  4,811.39       648,000.00             647,576.11     1        819,000.00     Reduced
6654021077    20301101  2,537.42       330,000.00             330,000.00     1        430,000.00     Standard
6654175550    20301101  3,450.73       454,000.00             454,000.00     1        568,000.00     Standard
6654637336    20301001  3,131.50       412,000.00             411,743.92     1        515,000.00     Standard
6655647417    20301101  4,547.80       612,500.00             612,500.00     6        875,000.00     Standard
6655779582    20301101  2,283.86       304,000.00             304,000.00     8        380,000.00     Standard
6658136301    20301001  6,460.62       850,000.00             849,471.67     8      1,600,000.00     Standard
6660876746    20301101  2,223.75       296,000.00             296,000.00     1        385,000.00     Standard
0023901523    20301001  2,432.24       320,000.00             319,801.09     8        410,000.00     Standard
0023972458    20301001  2,895.74       390,000.00             389,744.89     8        585,000.00     Standard
0028232627    20301101  3,404.19       447,876.00             447,876.00     1        560,000.00     Reduced
0028563039    20300801  1,990.86       265,000.00             264,334.25     1        309,000.00     Standard       13
0028578748    20301001  3,333.24       433,500.00             433,237.38     6        640,000.00     Reduced
0028580074    20301001  3,205.65       426,700.00             426,427.91     1        534,500.00     Standard
0028581965    20300701  2,371.72       308,450.00             307,694.56     1        392,000.00     Standard
0028606051    20301001  5,766.86       750,000.00             749,545.64     8      1,360,000.00     Standard
0028606325    20300901  2,272.09       302,434.00             302,046.96     1        379,000.00     Standard
0028610012    20301001  2,551.94       335,750.00             335,341.32     1        428,000.00     Standard
0028624450    20301001  2,368.57       319,000.00             318,791.33     1        400,000.00     Reduced
0028656882    20301001  4,940.47       650,000.00             649,595.99     1        825,000.00     Standard
0028697837    20301001  4,551.97       592,000.00             591,641.36     1        760,000.00     Standard
0028702546    20300901  2,124.05       286,068.00             285,692.47     1        301,500.00     Standard       11
0028719524    20301001  2,704.56       360,000.00             359,770.44     8        467,000.00     Reduced
0028742757    20301001  2,386.63       314,000.00             313,804.83     8        393,000.00     Reduced
0028742963    20301001  2,617.38       340,400.00             340,193.79     1        433,000.00     Reduced
0028758696    20301001  2,377.51       312,800.00             312,605.57     1        392,000.00     Standard
0028771202    20300601  4,805.71       625,000.00             623,079.85     8        815,000.00     Standard
0028803450    20300801  3,344.32       440,000.00             438,859.17     1        550,000.00     Standard
0028825164    20300901  2,277.18       299,600.00             299,226.26     1        375,000.00     Standard
0028827491    20300901  2,314.43       301,000.00             300,634.01     1        380,000.00     Standard
0028830008    20300801  2,583.55       336,000.00             335,368.45     1        420,000.00     Standard
0028834091    20301001  2,333.37       300,000.00             299,772.60     1        407,500.00     Reduced
0028835841    20300801  2,613.89       343,900.00             343,254.25     1        429,900.00     Standard
0028844462    20300801  2,364.48       304,000.00             303,336.58     1        395,000.00     Standard
0028847382    20300901  2,651.19       337,000.00             336,610.79     1        422,000.00     Standard
0028849347    20301001  4,094.29       526,400.00             526,089.21     1        665,000.00     Reduced
0028850667    20300801  2,576.44       327,500.00             326,930.60     6        458,000.00     Standard
0028854461    20300901  2,589.70       336,800.00             336,390.49     1        422,000.00     Standard
0028858900    20301001  2,501.71       318,000.00             317,817.04     8        375,000.00     Standard       35
0028860526    20300901  2,883.43       375,000.00             374,544.03     1        725,000.00     Reduced
0028863595    20300901  2,111.44       281,050.00             280,690.33     1        352,000.00     Standard
0028863603    20300901  2,462.64       324,000.00             323,595.82     1        360,000.00     Standard       11
0028863736    20300901  2,103.55       280,000.00             279,641.67     1        350,000.00     Standard
0028863744    20301001  2,969.99       400,000.00             399,337.43     1        724,000.00     Standard
0028864544    20300901  2,827.47       372,000.00             371,535.95     1        472,000.00     Standard
0028866614    20300901  4,937.05       649,550.00             648,739.72     1      1,000,000.00     Standard
0028869824    20300901  2,293.23       291,500.00             291,163.36     1        367,000.00     Standard
0028873974    20300901  3,037.98       395,100.00             394,619.59     1        430,000.00     Standard       11
0028878973    20300901  3,819.36       502,500.00             501,873.16     1        670,000.00     Standard
0028878981    20301001  2,030.03       261,000.00             260,845.91     1        291,000.00     Standard       24
0028879153    20301001  2,282.90       296,900.00             296,220.14     8        330,000.00     Standard       11
0028879690    20300901  3,008.43       410,000.00             409,447.97     1        513,000.00     Reduced
0028880391    20301001  4,523.52       588,300.00             587,943.61     1        737,000.00     Standard
0028880706    20301001  3,521.41       463,300.00             463,012.04     1        579,168.00     Reduced
0028880730    20300901  2,578.35       343,200.00             342,760.71     1        430,000.00     Standard
0028881225    20300901  2,280.22       300,000.00             299,625.76     6        500,000.00     Reduced
0028882538    20301001  3,301.94       450,000.00             449,698.06     1        592,000.00     Standard
0028884047    20300901  2,314.70       297,600.00             297,247.34     1        372,000.00     Reduced
0028884450    20300901  2,189.01       288,000.00             287,640.73     1        370,000.00     Reduced
0028885663    20300901  2,294.02       291,600.00             291,263.21     8        364,500.00     Standard
0028887438    20301001  2,263.87       316,000.00             315,776.96     1        420,000.00     Standard
0028888147    20300901  2,068.54       272,150.00             271,810.50     1        288,000.00     Standard       11
0028888758    20300901  4,152.14       540,000.00             539,343.40     1        690,000.00     Standard
0028889053    20301001  3,241.77       441,800.00             441,503.56     1        552,292.00     Reduced
0028889202    20301001  2,061.32       271,200.00             271,031.43     1        339,000.00     Standard
0028889756    20300901  2,779.19       349,300.00             348,762.06     1        500,000.00     Standard
0028892297    20300901  2,177.61       286,500.00             285,941.20     1        490,000.00     Standard
0028893857    20300901  3,155.32       420,000.00             419,462.52     1        525,000.00     Standard
0028894541    20301001  2,470.24       325,000.00             324,797.99     1        410,000.00     Reduced
0028895548    20300901  2,216.33       284,952.00             284,614.31     1        302,000.00     Reduced        13
0028895928    20300901  2,234.23       284,000.00             283,672.01     1        364,000.00     Standard
0028896215    20300901  2,404.06       320,000.00             319,590.48     8        400,000.00     Reduced
0028896868    20300901  2,863.59       364,000.00             363,579.63     1        455,000.00     Standard
0028896900    20300901  2,700.25       368,000.00             367,504.52     1        483,000.00     Reduced
0028897155    20300901  2,307.90       307,200.00             306,806.85     1        384,000.00     Standard
0028898930    20300901  2,539.28       338,000.00             337,567.45     1        423,000.00     Reduced
0028899854    20300901  3,305.57       440,000.00             439,436.93     8        560,000.00     Standard
0028900157    20300601  2,644.49       340,000.00             338,981.77     6        480,000.00     Standard
0028900264    20300601  2,061.32       271,200.00             270,345.30     1        340,000.00     Standard
0028901239    20300801  2,420.40       287,850.00             287,421.86     1        310,000.00     Standard       11
0028901304    20300701  2,776.71       357,000.00             356,042.90     1        510,000.00     Standard
0028901502    20300601  2,599.45       342,000.00             339,058.72     6        490,000.00     Standard
0028901593    20300901  2,149.24       300,000.00             299,575.15     1        550,000.00     Standard
0028902534    20300901  2,249.81       296,000.00             295,630.76     1        384,000.00     Reduced
0028902583    20301001  2,629.43       350,000.00             349,645.35     1        445,000.00     Standard
0028902807    20300901  2,083.70       267,900.00             267,582.52     1        282,000.00     Reduced        06
0028903011    20301001  3,526.87       475,000.00             474,689.28     1        675,000.00     Standard
0028903128    20301001  3,581.44       482,350.00             482,034.47     1        610,000.00     Standard
0028903201    20300901  2,280.22       300,000.00             299,625.76     6        435,000.00     Standard
0028903243    20300901  3,344.32       440,000.00             439,451.12     1        550,000.00     Standard
0028904704    20300901  2,374.00       316,000.00             315,595.62     1        395,000.00     Reduced
0028906071    20301001  3,029.39       408,000.00             407,733.11     1        585,000.00     Reduced
0028906295    20300901  2,354.71       309,800.00             309,277.58     1        700,000.00     Reduced
0028906576    20300901  3,262.68       444,650.00             444,051.31     8        905,000.00     Reduced
0028907772    20300901  3,858.51       513,600.00             512,942.73     1        642,000.00     Standard
0028907996    20300901  3,125.27       416,000.00             415,467.64     1        525,000.00     Standard
0028908655    20300901  2,261.49       311,900.00             311,469.21     1        390,000.00     Reduced
0028909679    20300901  2,465.24       340,000.00             339,530.48     1        425,000.00     Reduced
0028909737    20300901  2,067.40       272,000.00             271,660.68     1        370,000.00     Reduced
0028909935    20300901  2,328.93       310,000.00             309,603.28     1        433,000.00     Standard
0028909943    20301001  2,319.17       308,700.00             308,503.14     1        352,500.00     Standard       35
0028909976    20301001  3,040.29       400,000.00             399,751.38     8        525,000.00     Standard
0028910511    20300901  2,905.72       377,900.00             377,440.52     1        504,000.00     Reduced
0028910750    20301001  2,575.09       338,796.00             338,585.42     1        425,000.00     Reduced
0028910776    20301001  3,648.35       480,000.00             479,701.65     1        600,000.00     Reduced
0028911238    20300901  4,079.74       556,000.00             555,251.37     1        695,000.00     Reduced
0028911998    20300901  2,021.03       265,900.00             265,568.31     1        280,000.00     Standard       01
0028912533    20301001  2,356.23       310,000.00             309,807.23     1        410,000.00     Standard
0028912699    20300901  2,644.49       340,000.00             339,597.08     1        425,000.00     Standard
0028914190    20301001  2,398.79       315,600.00             315,403.84     1        420,800.00     Reduced
0028914984    20300901  2,911.18       370,050.00             369,622.65     1        494,000.00     Reduced
0028915346    20300901  3,005.07       400,000.00             399,488.11     1        640,000.00     Standard
0028915858    20300901  2,491.14       327,750.00             327,341.14     6        437,000.00     Reduced
0028917706    20300901  2,037.44       271,200.00             270,852.93     1        339,000.00     Standard
0028918167    20300901  2,479.18       330,000.00             329,577.69     1        740,000.00     Reduced
0028918191    20300901  2,420.24       307,644.00             307,286.71     1        353,000.00     Reduced        35
0028918340    20300901  2,561.25       333,100.00             332,694.99     8        495,000.00     Standard
0028918464    20300901  2,562.79       333,300.00             332,894.74     1        435,000.00     Standard
0028918522    20301001  2,048.33       272,650.00             272,476.14     1        287,000.00     Standard       06
0028918571    20301001  2,395.60       308,000.00             307,818.15     1        385,000.00     Standard
0028919017    20300901  2,616.08       328,800.00             328,429.98     1        416,000.00     Reduced
0028919843    20300901  2,163.65       288,000.00             287,631.44     1        325,000.00     Standard       01
0028919884    20300901  2,668.50       355,200.00             354,745.44     1        450,000.00     Standard
0028919892    20301001  3,688.72       491,000.00             490,686.91     8        830,000.00     Standard
0028920106    20300901  3,304.56       393,000.00             392,611.85     8        700,000.00     Reduced
0028920130    20300901  3,098.97       412,500.00             411,972.13     1        560,000.00     Standard
0028920197    20300901  3,500.10       455,200.00             454,524.05     1        577,500.00     Standard
0028920270    20301001  3,534.29       476,000.00             475,688.63     1        595,000.00     Standard
0028920288    20301001  3,867.93       460,000.00             459,773.74     1        575,000.00     Standard
0028920551    20301001  2,177.54       303,950.00             303,735.47     1        380,000.00     Standard
0028920817    20300901  2,157.64       287,200.00             286,832.46     1        364,000.00     Reduced
0028921369    20300901  2,779.69       370,000.00             369,526.50     1        484,500.00     Reduced
0028921377    20301001  3,756.34       500,000.00             499,681.16     1      1,461,000.00     Reduced
0028921484    20300901  2,097.80       276,000.00             275,655.70     1        347,000.00     Reduced
0028921534    20300901  2,371.43       312,000.00             311,610.79     8        350,000.00     Reduced        01
0028921807    20300901  2,291.46       288,000.00             287,675.89     8        320,000.00     Reduced        13
0028922037    20300901  2,280.22       300,000.00             299,625.76     1        420,000.00     Standard
0028922078    20301001  2,758.65       367,200.00             366,965.85     1        459,000.00     Reduced
0028922698    20301001  2,133.60       284,000.00             283,818.90     1        360,000.00     Standard
0028923167    20300901  3,606.08       480,000.00             479,385.74     8        625,000.00     Reduced
0028923324    20301001  3,723.62       468,000.00             467,737.63     8        585,000.00     Reduced
0028923639    20301001  2,432.24       320,000.00             319,801.09     6        450,000.00     Standard
0028923654    20300901  2,033.19       267,500.00             267,166.32     1        283,000.00     Reduced        12
0028923696    20300901  2,106.93       277,200.00             276,854.19     1        308,000.00     Standard       06
0028924405    20301001  2,625.68       349,500.00             349,277.13     6        466,000.00     Standard
0028924694    20300901  2,279.46       299,900.00             299,525.18     1        370,000.00     Reduced        35
0028924900    20300901  2,432.23       320,000.00             319,600.82     8        400,000.00     Reduced
0028924918    20301001  2,883.43       375,000.00             374,772.82     8        482,000.00     Reduced
0028924959    20301001  3,111.16       400,000.00             399,763.84     1        580,000.00     Standard
0028925766    20301001  2,458.90       327,300.00             326,968.35     8        416,000.00     Reduced
0028926038    20300901  2,259.99       308,000.00             307,585.31     1        385,000.00     Reduced
0028926160    20301001  2,708.90       356,400.00             356,178.48     1        400,000.00     Reduced        06
0028926483    20300901  2,591.24       337,000.00             336,590.24     1        450,000.00     Reduced
0028926632    20301001  5,766.85       750,000.00             749,545.65     8        970,000.00     Standard
0028927051    20300901  2,764.67       368,000.00             367,529.05     8        460,000.00     Standard
0028927598    20301001  3,104.49       403,750.00             403,505.41     8        475,000.00     Reduced        12
0028927770    20301001  4,854.90       646,229.00             645,816.92     1        810,000.00     Reduced
0028927861    20300801  2,085.64       274,400.00             273,884.74     1        343,000.00     Reduced
0028927895    20300901  2,705.20       340,000.00             339,612.52     1        445,000.00     Standard
0028928034    20300901  2,257.15       293,550.00             293,193.06     1        317,000.00     Reduced        13
0028928406    20301001  2,216.24       295,000.00             294,811.89     8        380,000.00     Reduced
0028928745    20300901  2,335.09       322,050.00             321,605.27     1        345,000.00     Reduced        35
0028929313    20300901  2,534.16       314,950.00             313,901.16     1        350,000.00     Reduced        06
0028929529    20301001  2,280.22       300,000.00             299,813.53     1        345,000.00     Reduced        06
0028929545    20301001  2,905.71       396,000.00             395,734.29     1        500,000.00     Reduced
0028929578    20301001  7,512.67     1,000,000.00             999,362.33     1      2,800,000.00     Standard
0028929883    20300901  3,040.29       400,000.00             398,999.75     8        675,000.00     Reduced
0028930501    20300901  2,191.07       291,650.00             291,276.77     1        365,000.00     Standard
0028930584    20300701  2,259.81       300,800.00             299,940.96     1        415,000.00     Standard
0028931020    20300901  2,583.89       348,000.00             347,543.18     1        460,000.00     Standard
0028931053    20300801  2,168.15       275,600.00             275,120.82     1        380,000.00     Standard
0028931145    20301001  2,432.23       320,000.00             319,801.10     1        410,000.00     Reduced
0028931178    20301001  1,975.81       259,950.00             259,788.42     1        325,000.00     Reduced
0028931269    20300801  4,519.26       568,000.00             564,392.25     1        710,000.00     Standard
0028931319    20301001  2,767.90       344,000.00             343,812.10     6        480,000.00     Reduced
0028931384    20301001  2,736.26       360,000.00             359,776.24     1        450,000.00     Reduced
0028931434    20300701  2,150.50       286,250.00             285,272.29     1        360,000.00     Standard
0028931467    20300801  2,014.19       265,000.00             264,225.99     8        312,000.00     Standard       06
0028931533    20301001  2,437.03       293,000.00             292,852.03     6        420,000.00     Standard
0028931939    20300801  2,614.65       344,000.00             343,354.06     1        433,000.00     Standard
0028932929    20300901  2,498.97       325,000.00             324,604.83     6        450,000.00     Reduced
0028933091    20301001  2,306.74       300,000.00             299,818.26     8        500,000.00     Standard
0028933174    20300601  2,178.12       270,700.00             269,838.09     1        285,000.00     Standard       35
0028933216    20300801  2,921.87       380,000.00             379,304.48     1        680,000.00     Standard
0028933471    20300901  2,361.98       314,400.00             313,997.66     8        393,000.00     Standard
0028933497    20300701  2,358.26       303,200.00             302,476.20     1        379,000.00     Standard
0028934156    20301001  3,242.33       398,500.00             398,287.93     8        598,000.00     Reduced
0028934230    20301001  2,667.00       355,000.00             354,773.63     1        650,000.00     Standard
0028934909    20301001  2,022.26       260,000.00             259,846.49     1        356,000.00     Standard
0028935047    20301001  2,386.93       300,000.00             299,831.82     8        445,000.00     Standard
0028935476    20300901  3,557.14       468,000.00             467,416.18     1        590,000.00     Standard
0028935526    20300801  2,523.44       332,000.00             331,351.73     1        415,000.00     Standard
0028935559    20300901  2,666.59       346,800.00             346,267.55     1        435,000.00     Standard
0028935567    20300801  2,238.63       301,500.00             300,904.32     1        336,000.00     Standard       35
0028935575    20300801  4,248.18       540,000.00             539,061.13     1        675,000.00     Standard
0028935583    20300801  2,669.93       331,824.00             331,276.15     1        370,000.00     Standard       06
0028935617    20300801  1,976.19       260,000.00             259,511.79     1        325,000.00     Standard
0028935641    20300801  3,723.62       468,000.00             466,323.12     1        520,000.00     Standard       06
0028935666    20300801  1,989.35       264,800.00             264,289.95     1        331,000.00     Standard
0028935708    20300801  2,643.31       336,000.00             335,415.82     1        420,000.00     Standard
0028935757    20300801  2,194.90       279,000.00             278,514.91     6        310,000.00     Standard       35
0028935799    20300701  2,422.08       315,000.00             314,228.54     1        450,000.00     Standard
0028935831    20300801  2,328.93       310,000.00             309,402.87     1        387,500.00     Standard
0028935856    20300801  2,189.01       288,000.00             287,459.21     1        369,000.00     Standard
0028935872    20300801  2,394.23       315,000.00             314,408.52     1        415,000.00     Standard
0028935880    20300801  2,769.19       352,000.00             351,387.99     1        449,000.00     Standard
0028935898    20300801  3,044.24       410,000.00             409,025.83     1        810,000.00     Standard
0028936185    20300801  3,344.50       430,000.00             429,232.89     8        590,000.00     Standard
0028936292    20300801  2,257.53       293,600.00             293,062.62     8        367,000.00     Standard
0028936466    20300801  2,914.43       358,200.00             357,595.86     1        450,000.00     Standard       06
0028936490    20300601  2,198.58       292,650.00             291,704.02     1        375,000.00     Standard
0028936557    20300701  2,401.83       316,000.00             315,206.10     1        406,000.00     Standard
0028936573    20300801  2,177.81       280,000.00             279,500.49     8        400,000.00     Standard
0028936870    20301001  2,598.74       350,000.00             349,771.05     6        675,000.00     Standard
0028938314    20301001  2,004.74       270,000.00             269,823.39     1        420,000.00     Reduced
0028938934    20301001  2,073.50       276,000.00             275,824.00     1        350,000.00     Reduced
0028940666    20301001  3,219.45       418,700.00             418,446.34     1        530,000.00     Reduced
0028940880    20301001  2,052.20       270,000.00             269,832.18     1        302,000.00     Standard       12
0028941102    20301001  2,386.93       300,000.00             299,831.82     6        420,000.00     Reduced
0028941557    20301001  2,097.80       276,000.00             275,828.45     8        345,000.00     Standard
0028941805    20301001  3,040.29       400,000.00             399,751.38     8        540,000.00     Standard
0028942688    20300901  2,524.49       340,000.00             338,786.26     1        427,000.00     Standard
0028942829    20301001  2,288.20       301,050.00             300,862.88     1        390,000.00     Reduced
0028942936    20301001  3,017.87       397,050.00             396,603.21     1        497,300.00     Standard
0028942969    20301001  2,629.43       350,000.00             349,776.82     8        550,000.00     Reduced
0028945533    20301001  3,117.37       419,850.00             419,575.36     1        545,000.00     Reduced
0028945616    20301001  2,253.80       300,000.00             299,808.70     1        495,000.00     Standard
0028946622    20301001  2,563.17       322,150.00             321,969.40     1        379,000.00     Reduced        06
0028946671    20301001  2,553.84       336,000.00             335,791.16     1        425,000.00     Reduced
0028946838    20301001  2,426.32       304,950.00             304,779.04     1        390,000.00     Reduced
0028947562    20301001  2,454.38       319,200.00             319,006.62     1        400,000.00     Standard
0028947570    20301001  3,101.10       408,000.00             407,746.40     1        510,000.00     Standard
0028947620    20301001  2,932.49       394,950.00             394,691.65     8        515,000.00     Reduced
0028947794    20300901  2,821.49       380,000.00             379,501.17     1        475,000.00     Standard
0028948180    20301001  2,993.20       372,000.00             371,796.80     8        425,000.00     Reduced        06
0028948636    20301001  2,254.23       303,600.00             303,401.31     1        383,000.00     Standard
0028949873    20301001  2,163.65       288,000.00             287,816.35     1        398,500.00     Standard
0028950095    20301001  4,883.23       650,000.00             649,585.52     1        900,000.00     Standard
0028950319    20301001  3,764.19       495,241.00             494,933.18     1        661,000.00     Standard
0028950368    20301001  2,231.26       297,000.00             296,810.62     1        340,000.00     Standard       06
0028951309    20300901  2,202.31       289,750.00             289,388.55     1        377,000.00     Reduced
0028951457    20300901  2,452.10       330,250.00             329,816.47     1        430,000.00     Standard
0028951473    20300901  4,078.64       555,850.00             555,101.57     1        742,000.00     Standard
0028951481    20300901  1,983.80       258,000.00             257,469.52     1        301,000.00     Standard       11
0028951523    20300901  2,198.33       285,900.00             285,552.36     1        360,000.00     Standard
0028951564    20300901  2,103.55       280,000.00             279,641.67     1        355,000.00     Standard
0028952000    20300701  2,050.96       273,000.00             272,296.45     8        385,000.00     Reduced
0028952034    20300701  2,080.82       264,500.00             263,535.41     8        393,500.00     Reduced
0028952109    20300801  2,166.30       266,250.00             265,821.69     6        355,000.00     Reduced
0028952232    20300801  2,297.20       285,500.00             285,009.33     1        302,000.00     Standard       01
0028952273    20300901  2,078.99       280,000.00             279,632.44     1        350,000.00     Reduced
0028952356    20300901  3,892.87       550,000.00             549,201.31     1        900,000.00     Reduced
0028952398    20300901  1,945.37       268,300.00             267,874.50     1        345,000.00     Reduced
0028952414    20300901  2,227.50       300,000.00             299,600.15     1        320,000.00     Reduced        01
0028952422    20300901  2,451.39       326,300.00             325,882.41     1        408,000.00     Reduced
0028952588    20300901  2,228.76       286,550.00             286,210.42     1        359,000.00     Standard
0028952687    20300901  2,447.28       329,600.00             329,167.32     1        412,000.00     Standard
0028952893    20300901  2,339.45       311,400.00             311,001.49     1        350,000.00     Standard       01
0028952976    20300901  2,541.92       338,350.00             337,916.99     1        469,000.00     Standard
0028953248    20301001  2,903.16       391,000.00             390,744.24     8        560,000.00     Reduced
0028953289    20301001  2,462.28       327,750.00             327,541.00     6        437,000.00     Standard
0028953412    20300801  3,567.76       464,000.00             463,150.74     8        580,000.00     Standard
0028953420    20300701  2,253.80       300,000.00             299,226.87     1        350,000.00     Reduced        24
0028954220    20300901  2,442.37       325,100.00             324,683.96     1        410,000.00     Standard
0028954618    20301001  2,128.20       280,000.00             279,825.97     1        440,000.00     Reduced
0028954774    20301001  2,616.55       344,250.00             344,036.03     1        495,000.00     Standard
0028954790    20301001  4,438.82       584,000.00             583,637.01     1        730,000.00     Reduced
0028955003    20301001  2,660.05       342,000.00             341,798.08     6        500,000.00     Standard
0028955367    20300301  3,781.88       496,000.00             495,032.64     1        620,000.00     Reduced
0028955714    20301001  3,057.21       397,600.00             397,359.12     1        497,000.00     Standard
0028956340    20300901  3,146.80       400,000.00             399,538.06     8        450,000.00     Standard       06
0028956381    20300701  2,517.45       320,000.00             319,255.44     6        400,000.00     Standard
0028956423    20300701  4,940.47       650,000.00             648,366.96     8        825,000.00     Standard
0028956464    20300801  2,482.41       312,000.00             311,471.36     8        390,000.00     Reduced
0028956506    20300701  4,826.46       635,000.00             633,404.64     8      1,685,000.00     Standard
0028956555    20300801  2,705.19       340,000.00             339,423.92     8        425,000.00     Standard
0028956605    20300801  3,537.00       460,000.00             459,158.05     8        577,000.00     Standard
0028956639    20300801  3,064.98       389,600.00             388,922.63     1        490,000.00     Standard
0028956654    20300901  2,103.55       280,000.00             279,641.67     8        385,000.00     Reduced
0028956670    20300701  2,509.73       326,400.00             325,600.62     1        420,000.00     Standard
0028956761    20300801  2,587.87       332,720.00             331,697.87     1        417,000.00     Reduced
0028956811    20300901  3,437.83       442,000.00             441,476.22     1        522,000.00     Reduced        01
0028957355    20301001  2,268.44       298,450.00             298,264.49     1        315,000.00     Standard       35
0028957603    20301001  2,874.96       401,300.00             401,016.77     1        515,000.00     Standard
0028958353    20300701  2,177.82       280,000.00             279,294.14     1        362,000.00     Reduced
0028958361    20300801  2,368.25       308,000.00             307,436.26     1        398,000.00     Standard
0028958411    20300801  3,182.58       400,000.00             399,322.26     1        510,000.00     Reduced
0028958445    20301001  2,078.99       280,000.00             279,816.84     1        350,000.00     Reduced
0028958452    20300901  2,308.48       296,800.00             296,448.28     1        371,000.00     Standard
0028958494    20300701  2,297.17       292,000.00             291,320.61     1        370,000.00     Standard
0028958502    20300801  2,341.02       308,000.00             307,421.66     1        385,000.00     Standard
0028958536    20300701  2,488.93       320,000.00             319,236.09     6        400,000.00     Reduced
0028958569    20300701  2,368.25       308,000.00             307,245.67     1        398,000.00     Reduced
0028958627    20300801  2,257.53       293,600.00             293,062.62     1        370,000.00     Reduced
0028959807    20301001  1,981.13       260,650.00             260,487.99     1        328,000.00     Standard
0028959823    20300901  2,916.71       375,000.00             374,555.60     6        475,000.00     Standard
0028959898    20300901  2,955.16       388,800.00             388,314.98     1        486,000.00     Standard
0028959922    20300901  3,946.12       485,000.00             484,481.83     6        680,000.00     Standard
0028959963    20300801  2,439.00       317,200.00             316,619.40     1        398,500.00     Standard
0028960474    20300901  2,381.91       309,776.00             305,287.91     8        425,000.00     Standard
0028960508    20300801  2,238.41       294,500.00             293,947.02     1        325,000.00     Standard       06
0028960516    20300901  2,527.82       325,000.00             324,614.86     1        675,000.00     Standard
0028960524    20300901  3,800.36       500,000.00             499,376.26     1      1,100,000.00     Standard
0028960532    20300801  2,187.56       284,500.00             283,979.28     6        515,000.00     Standard
0028960565    20300901  2,219.04       291,950.00             291,585.79     1        370,000.00     Standard
0028960573    20300901  2,360.10       300,000.00             299,653.53     1        490,000.00     Standard
0028960615    20300901  2,928.02       380,800.00             380,316.85     1        480,000.00     Standard
0028960631    20300901  2,821.49       380,000.00             379,501.17     1        550,000.00     Standard
0028960649    20300901  2,921.87       380,000.00             379,537.96     1        510,000.00     Standard
0028960946    20300901  2,553.84       336,000.00             335,580.86     1        420,000.00     Standard
0028960961    20300901  2,735.72       340,000.00             339,627.17     6        425,000.00     Standard
0028960995    20300901  3,229.44       420,000.00             419,489.32     6        560,000.00     Standard
0028961035    20300901  2,283.85       304,000.00             303,610.96     1        380,000.00     Standard
0028961100    20300901  2,177.81       280,000.00             279,668.18     1        350,000.00     Standard
0028961126    20300801  2,736.26       360,000.00             359,324.01     1        455,000.00     Standard
0028961605    20301001  2,614.31       340,000.00             339,794.02     1        516,000.00     Reduced
0028961860    20301001  2,113.25       288,000.00             287,606.75     1        360,000.00     Standard
0028962116    20301001  2,527.50       352,800.00             352,551.00     1        443,000.00     Standard
0028962314    20301001  2,940.29       396,000.00             395,740.96     1        505,000.00     Standard
0028962439    20301001  2,561.82       341,000.00             340,782.56     1        383,000.00     Standard       35
0028962470    20300801  2,401.83       316,000.00             315,406.65     8        395,000.00     Standard
0028962603    20301001  2,227.49       300,000.00             299,803.76     1        710,000.00     Standard
0028962876    20301001  2,768.09       360,000.00             359,781.91     1        485,000.00     Standard
0028962884    20300901  2,225.49       292,800.00             292,434.74     1        366,000.00     Standard
0028962991    20300801  3,283.13       431,950.00             431,138.91     1        490,000.00     Standard       06
0028963015    20300801  2,184.71       284,130.00             283,609.97     1        316,000.00     Standard       06
0028963148    20300901  2,632.04       338,400.00             337,998.97     8        376,000.00     Standard       06
0028963155    20301001  2,451.01       326,250.00             326,041.96     1        410,000.00     Standard
0028963189    20300901  3,101.09       408,000.00             407,491.04     1        510,000.00     Standard
0028963395    20300801  2,084.48       268,000.00             267,521.89     1        335,000.00     Standard
0028963411    20300901  1,972.26       256,500.00             256,188.12     1        270,000.00     Standard       13
0028963437    20300901  3,321.71       432,000.00             431,474.73     1        542,000.00     Standard
0028963502    20300901  2,240.54       281,600.00             281,170.23     1        399,000.00     Standard
0028963544    20300601  2,265.02       298,000.00             297,060.85     1        375,000.00     Reduced
0028963601    20300901  3,007.99       391,200.00             390,724.34     1        510,000.00     Standard
0028963742    20300701  2,869.54       345,000.00             334,216.75     6        736,000.00     Reduced
0028963767    20300501  2,121.03       272,700.00             271,782.62     8        380,000.00     Standard       11
0028963775    20301001  2,921.88       380,000.00             379,769.79     8        500,000.00     Reduced
0028963833    20300701  3,670.66       506,250.00             504,609.73     1        675,000.00     Standard
0028963882    20300601  3,305.57       440,000.00             438,577.69     6        600,000.00     Standard
0028963957    20300801  2,289.43       294,350.00             293,824.87     1        376,000.00     Standard
0028963973    20300601  2,706.25       344,000.00             342,339.44     1        440,000.00     Standard
0028964013    20300901  2,404.06       320,000.00             319,590.48     1        400,000.00     Standard
0028964070    20300801  2,253.80       300,000.00             299,422.14     1        325,000.00     Standard       24
0028964088    20300901  3,075.65       400,000.00             399,513.65     1        500,000.00     Standard
0028964096    20300701  3,933.50       500,000.00             498,836.68     1      1,800,000.00     Standard
0028964146    20300901  3,040.29       400,000.00             399,501.02     1        520,000.00     Standard
0028964179    20300801  3,290.70       400,000.00             399,373.06     1        565,000.00     Standard
0028964260    20300901  2,520.50       335,500.00             335,070.65     1        420,000.00     Standard
0028964294    20301001  2,554.31       340,000.00             339,783.19     1        515,000.00     Standard
0028964393    20300901  3,587.54       472,000.00             471,404.66     8        590,000.00     Standard
0028964427    20300901  2,060.69       268,000.00             267,674.13     1        337,000.00     Standard
0028964435    20300901  2,152.96       280,000.00             279,659.54     1        350,000.00     Standard
0028964468    20300901  2,148.89       270,082.00             269,772.15     1        301,000.00     Standard       13
0028964484    20300801  7,581.72       997,500.00             995,626.96     1      1,500,000.00     Standard
0028964534    20300901  4,231.18       544,000.00             543,314.08     1        685,000.00     Standard
0028964542    20300901  2,395.60       308,000.00             307,634.99     8        385,000.00     Standard
0028964575    20300901  3,921.46       510,000.00             509,379.89     1        695,000.00     Standard
0028964591    20301001  2,517.32       323,650.00             323,458.89     1        428,000.00     Reduced        11
0028965242    20300901  3,085.27       401,250.00             400,747.28     1        545,000.00     Standard
0028965309    20300901  3,420.33       450,000.00             449,408.48     1        650,000.00     Standard
0028965341    20300901  2,522.04       328,000.00             327,601.18     1        410,000.00     Standard
0028965382    20300901  2,435.39       328,000.00             327,569.43     1        412,000.00     Standard
0028965390    20300701  3,888.56       499,950.00             498,756.50     8        650,000.00     Standard
0028965432    20300901  2,152.96       280,000.00             279,659.54     1        364,000.00     Standard
0028965747    20301001  3,142.25       423,200.00             422,923.17     1        545,000.00     Reduced
0028965762    20300901  3,090.65       401,950.00             401,461.27     1        539,990.00     Standard
0028965846    20300801  2,766.66       364,000.00             363,207.59     1        459,000.00     Standard
0028965861    20300901  2,580.38       328,000.00             327,621.12     1        455,000.00     Standard
0028965903    20300901  2,038.15       274,500.00             273,989.96     1        307,500.00     Standard       01
0028965911    20300901  2,400.19       298,300.00             297,878.69     1        314,000.00     Reduced        12
0028966166    20300901  2,038.51       268,200.00             267,828.73     1        299,000.00     Standard       12
0028966216    20300901  2,912.04       374,400.00             373,953.33     1        469,000.00     Standard
0028966232    20300801  2,333.37       300,000.00             299,464.81     1        550,000.00     Standard
0028966257    20300901  3,433.49       451,732.00             451,168.48     1        565,000.00     Standard
0028966356    20300901  2,226.77       289,600.00             289,247.88     1        306,000.00     Standard       13
0028966398    20300801  2,045.20       262,950.00             262,432.03     1        330,000.00     Standard
0028966414    20300801  2,437.98       309,900.00             309,361.21     1        417,000.00     Standard
0028966430    20300901  3,933.11       499,950.00             477,158.15     6      1,100,000.00     Standard
0028966455    20300901  1,982.78       257,868.00             257,554.46     1        286,500.00     Standard       12
0028966463    20300701  2,880.81       383,460.00             382,471.78     1        551,000.00     Standard
0028966471    20300801  2,702.06       355,500.00             354,832.46     1        395,000.00     Standard       11
0028966505    20300701  3,500.05       450,000.00             448,925.77     1        657,000.00     Standard
0028966513    20300801  3,025.09       398,000.00             397,252.66     1        450,000.00     Standard       12
0028966570    20300901  2,556.78       325,000.00             324,624.66     1        425,000.00     Standard
0028966596    20300901  2,657.10       316,000.00             315,687.91     1        400,000.00     Standard
0028966638    20300801  2,739.26       356,250.00             355,597.94     6        475,000.00     Standard
0028966653    20301001  2,964.29       390,000.00             389,757.59     8        530,000.00     Reduced
0028966687    20300801  2,536.12       318,750.00             318,209.93     1        375,000.00     Standard       06
0028966729    20300801  2,435.39       328,000.00             327,351.94     1        430,000.00     Standard
0028966745    20300801  2,178.67       290,000.00             289,441.40     1        390,000.00     Standard
0028966778    20300801  3,496.33       460,000.00             459,136.25     1        575,000.00     Standard
0028966786    20300801  3,398.55       432,000.00             431,248.90     1        540,000.00     Reduced
0028966810    20300801  3,020.93       384,000.00             383,232.37     1        482,000.00     Standard
0028966836    20300901  3,800.36       500,000.00             499,376.27     1        660,000.00     Standard
0028966851    20300801  2,379.06       292,400.00             291,929.62     1        348,000.00     Standard       12
0028966901    20300901  2,189.01       288,000.00             287,640.73     1        361,000.00     Reduced
0028966919    20300801  2,781.86       366,000.00             365,312.77     1        458,000.00     Standard
0028966935    20300601  3,187.72       455,900.00             454,187.00     1        574,000.00     Standard
0028966943    20300901  3,888.95       500,000.00             499,238.83     1        810,000.00     Standard
0028966950    20300801  4,414.07       587,550.00             586,418.27     1        740,000.00     Reduced
0028966976    20300901  2,650.73       370,000.00             369,476.02     6        495,000.00     Standard
0028967008    20300901  4,375.07       562,500.00             561,833.41     6        755,000.00     Standard
0028967016    20300901  2,172.48       270,000.00             269,203.93     1        300,000.00     Standard       12
0028967032    20300801  2,583.55       336,000.00             335,385.02     1        420,000.00     Standard
0028967057    20300801  3,241.21       412,000.00             411,283.68     1        515,000.00     Standard
0028967073    20300801  2,352.04       302,400.00             301,760.52     1        379,000.00     Standard
0028967081    20300801  2,286.89       308,000.00             287,214.93     1        385,000.00     Standard
0028967115    20300901  2,187.03       278,000.00             277,678.94     1        395,000.00     Standard
0028967156    20300801  2,294.44       298,400.00             297,853.84     1        375,000.00     Standard
0028967172    20300901  2,194.89       279,000.00             278,677.79     1        350,000.00     Reduced
0028967180    20300801  2,950.13       375,000.00             374,348.01     1        605,000.00     Standard
0028967198    20300801  2,460.52       320,000.00             319,314.29     1        520,000.00     Standard
0028967206    20300801  2,888.27       380,000.00             379,286.47     1        550,000.00     Standard
0028967230    20300901  2,614.31       340,000.00             339,586.58     1        427,000.00     Standard
0028967271    20300801  4,690.98       546,000.00             545,229.56     6      1,050,000.00     Standard
0028967289    20300801  2,508.24       330,000.00             329,380.35     1        370,000.00     Standard       06
0028967305    20300901  4,327.30       576,000.00             575,262.87     1        720,000.00     Reduced
0028967321    20300801  2,899.73       364,450.00             363,832.50     1        425,000.00     Standard       11
0028967354    20300801  3,653.09       492,000.00             491,027.93     1        645,000.00     Standard
0028967552    20300801  2,991.62       376,000.00             375,362.91     1        470,000.00     Standard
0028967560    20300901  3,500.06       450,000.00             449,466.73     6        600,000.00     Reduced
0028967586    20300801  2,028.51       273,200.00             272,660.20     1        347,000.00     Standard
0028967594    20300801  2,672.99       360,000.00             359,288.72     6        500,000.00     Reduced
0028967602    20300801  2,438.78       310,000.00             309,461.01     1        407,000.00     Standard
0028967610    20300801  4,026.19       542,250.00             541,178.63     1        723,000.00     Standard
0028967628    20300801  5,112.77       649,900.00             648,770.05     1        990,000.00     Standard
0028967636    20300801  2,121.43       275,900.00             275,395.01     1        345,000.00     Standard
0028967644    20300801  2,164.15       272,000.00             271,539.14     1        340,000.00     Reduced
0028967651    20300801  2,142.81       275,500.00             275,008.51     1        291,000.00     Standard       06
0028967669    20300801  3,605.79       438,300.00             437,613.05     1        561,000.00     Standard
0028967677    20300801  3,146.80       400,000.00             399,304.54     1        540,000.00     Reduced
0028967685    20300801  3,836.84       504,800.00             503,852.12     1        668,000.00     Reduced
0028967693    20300901  2,019.95       265,757.00             265,425.47     1        385,000.00     Reduced
0028967719    20300801  3,363.42       400,000.00             399,405.06     8        555,000.00     Standard
0028967727    20300801  2,527.82       325,000.00             324,420.21     8        442,000.00     Reduced
0028967743    20300601  2,549.97       300,000.00             299,269.78     1        375,000.00     Standard
0028967750    20300801  3,313.92       436,000.00             435,181.31     1        547,000.00     Reduced
0028967792    20300901  3,260.31       439,100.00             438,523.58     1        549,000.00     Reduced
0028967800    20300801  2,862.27       368,000.00             367,343.50     1        465,000.00     Standard
0028967826    20300901  2,041.87       275,000.00             274,639.00     1        522,490.00     Reduced
0028967834    20300801  2,360.11       300,000.00             299,478.38     8        375,000.00     Reduced
0028967859    20300801  2,294.45       282,000.00             281,546.34     1        353,000.00     Reduced
0028967891    20300801  2,052.20       270,000.00             269,493.00     1        342,000.00     Standard
0028967909    20300801  2,482.41       312,000.00             311,471.36     1        414,000.00     Standard
0028968519    20300901  2,239.85       291,300.00             290,945.81     1        365,000.00     Reduced
0028968568    20300901  2,063.77       268,400.00             268,073.65     1        299,000.00     Reduced        01
0028968618    20300901  2,267.68       298,350.00             297,977.81     1        373,000.00     Reduced
0028968634    20300901  2,312.76       297,350.00             296,997.62     1        332,000.00     Reduced        11
0028968659    20300901  2,015.28       268,250.00             267,906.70     1        394,000.00     Standard
0028968675    20300901  2,280.22       300,000.00             299,625.76     1        627,000.00     Standard
0028968709    20300901  3,304.80       434,800.00             434,257.60     1        544,000.00     Standard
0028968717    20300901  4,712.96       650,000.00             649,089.77     1      1,130,000.00     Reduced
0028968725    20300901  2,031.68       267,300.00             266,966.54     1        282,000.00     Reduced        01
0028968741    20300901  3,145.00       404,350.00             403,870.82     1        505,491.00     Reduced
0028968758    20300901  2,347.71       312,500.00             312,094.46     1        391,000.00     Reduced
0028968774    20300901  3,075.66       400,000.00             399,513.63     1        725,000.00     Standard
0028968782    20300901  2,873.08       378,000.00             377,528.46     1        480,000.00     Reduced
0028968816    20300801  2,532.57       333,200.00             332,574.32     1        465,000.00     Reduced
0028968923    20300901  2,192.01       275,500.00             275,189.94     1        290,000.00     Reduced        12
0028968949    20300901  3,049.80       401,250.00             400,749.45     1        535,000.00     Standard
0028968956    20300901  2,272.05       306,000.00             305,598.30     1        350,000.00     Standard       12
0028968998    20300901  2,208.32       287,200.00             286,850.79     1        320,000.00     Standard       12
0028969012    20300901  1,730.75       220,000.00             219,745.91     1        275,000.00     Standard
0028969095    20300901  3,928.06       516,800.00             516,155.30     1        646,000.00     Standard
0028969103    20300901  3,294.92       433,500.00             432,959.22     6        625,000.00     Standard
0028969129    20300901  2,470.24       325,000.00             324,594.57     1        650,000.00     Standard
0028969137    20300901  2,221.01       288,850.00             288,498.78     1        385,000.00     Standard
0028969152    20300901  5,003.42       636,000.00             635,265.49     1        797,000.00     Reduced
0028969160    20300901    991.90       130,500.00             130,337.11     1        178,000.00     Standard
0028969194    20300901  2,068.93       266,000.00             265,679.97     1        296,000.00     Standard       12
0028969202    20300901  2,411.15       310,000.00             309,632.64     1        345,000.00     Standard       12
0028969210    20300901  2,386.07       303,300.00             302,949.71     1        340,000.00     Standard       06
0028969244    20300901  2,971.86       386,500.00             385,881.45     1        485,000.00     Standard
0028969269    20300901  2,395.60       308,000.00             307,634.99     1        458,000.00     Standard
0028969293    20300901  2,695.05       346,500.00             346,089.37     1        385,000.00     Standard       06
0028969301    20300901  3,343.56       439,900.00             439,351.25     1        552,000.00     Reduced
0028969327    20300901  2,355.98       313,600.00             313,198.67     1        392,000.00     Standard
0028969392    20300901  2,550.56       339,500.00             339,065.51     1        450,000.00     Standard
0028969418    20301001  2,691.20       350,000.00             349,787.97     8        605,000.00     Standard
0028972693    20301001  2,175.21       300,000.00             299,793.54     1        407,000.00     Reduced
0028972784    20301001  2,079.00       280,000.00             279,816.83     1        350,000.00     Reduced
0028975738    20301001  3,708.51       476,800.00             476,518.49     1        600,000.00     Standard
0028980662    20301001  2,028.86       276,500.00             276,314.47     1        308,000.00     Reduced        24
0028980746    20301001  2,524.49       340,000.00             339,777.59     1        473,000.00     Reduced
0028983344    20300901  3,111.22       404,625.00             404,133.01     1        545,000.00     Standard
0028983377    20300901  2,031.43       270,400.00             270,053.95     1        360,000.00     Standard
0028983898    20300901  2,175.21       300,000.00             299,585.73     1        340,000.00     Standard       11
0028985182    20300901  2,022.57       272,400.00             272,042.41     1        345,000.00     Reduced
0028985190    20300901  3,470.89       446,250.00             445,721.17     1        525,000.00     Standard       11
0028985224    20300901  2,407.44       299,200.00             298,764.79     1        315,000.00     Standard       13
0028985232    20300901  2,137.71       281,250.00             280,899.14     1        375,000.00     Reduced
0028985265    20300901  2,029.98       264,005.00             263,683.98     1        278,000.00     Standard       11
0028985331    20300901  3,340.17       434,400.00             433,871.80     1        545,000.00     Standard
0028985349    20300901  2,227.50       300,000.00             299,494.04     1        407,000.00     Standard
0028985372    20300801  2,101.45       273,300.00             272,799.75     1        295,000.00     Reduced        13
0028985406    20300901  2,524.26       336,000.00             335,570.01     1        420,000.00     Reduced
0028985414    20300901  2,088.53       278,000.00             277,644.22     1        360,000.00     Standard
0028985430    20300901  2,827.85       372,050.00             371,585.89     1        445,000.00     Standard       12
0028985513    20301001  2,470.23       325,000.00             324,798.00     1        416,500.00     Standard
0028988608    20301001  4,418.30       581,300.00             580,938.69     8        805,000.00     Reduced
0028988988    20301001  2,568.18       350,000.00             349,765.15     1        598,000.00     Reduced
0028989549    20301001  3,432.80       485,000.00             484,648.97     1        820,000.00     Reduced
0028991412    20300901  2,823.45       367,200.00             366,753.51     1        460,000.00     Standard
0028991727    20300901  2,450.04       315,000.00             314,626.71     1        350,000.00     Standard       11
4665982098    20290101  2,196.09       347,445.00             340,127.29              480,000.00
5000372572    20200501  2,113.69       252,700.00             248,688.80     1        394,000.00     Reduced
6000989399    20301101  2,560.11       348,900.00             348,900.00     1        440,000.00     Reduced
6001759379    20301001  2,825.23       385,031.00             384,772.64     1        485,888.00     Reduced
6002195300    20301001  2,153.25       290,000.00             289,810.29     8        385,000.00     Standard
6003536742    20301101  2,404.06       320,000.00             320,000.00     1        441,000.00     Reduced
6004994650    20301001  3,180.12       423,300.00             423,030.07     1        529,134.00     Reduced
6005872145    20301101  3,976.70       523,200.00             523,200.00     1      1,075,000.00     Standard
6006632142    20300901  4,035.71       550,000.00             549,259.46     6      2,300,000.00     Reduced
6010303557    20301001  2,606.62       339,000.00             338,794.63     8        725,000.00     Standard
6011710933    20300801  2,693.67       342,400.00             341,804.67     1        428,000.00     Reduced
6012104052    20301101  2,366.49       315,000.00             315,000.00     6        445,000.00     Standard
6012668775    20301001  3,245.18       431,960.00             431,684.55     1        556,000.00     Standard
6014048802    20301001  3,315.94       431,250.00             430,988.75     1        575,000.00     Reduced
6014074907    20300101  2,477.28       350,000.00             347,393.12     1        450,000.00     Reduced
6014685785    20301101  2,079.00       280,000.00             280,000.00     1        350,000.00     Reduced
6016310119    20301101  3,191.88       435,000.00             435,000.00     1        620,000.00     Reduced
6020276652    20300101  4,173.16       589,600.00             584,960.68     1        740,000.00     Reduced
6021332801    20301101  1,887.36       260,300.00             260,300.00     1        274,000.00     Standard       13
6022065715    20301001  3,110.25       414,000.00             413,736.00     8        570,000.00     Standard
6022465907    20301101  3,421.75       471,920.00             471,920.00     1        610,000.00     Reduced
6024702406    20301001  2,705.86       356,000.00             355,778.72     1        445,000.00     Reduced
6025180420    20301001  2,774.27       365,000.00             364,773.13     1        775,000.00     Reduced
6025968162    20301001  2,404.06       320,000.00             319,795.94     1        400,000.00     Standard
6027165551    20301101  2,132.46       287,200.00             287,200.00     1        359,000.00     Standard
6027313573    20301001  2,886.83       388,800.00             388,545.67     1        486,000.00     Reduced
6027599007    20301101  3,287.27       448,000.00             448,000.00     1        560,000.00     Reduced
6028420518    20301001  5,152.74       728,000.00             721,546.75     1        960,000.00     Standard
6028830906    20301001  2,435.40       328,000.00             327,785.43     1        410,000.00     Reduced
6029695233    20301001  2,500.51       325,200.00             325,002.99     1        362,000.00     Reduced        06
6031586289    20301101  2,103.55       280,000.00             280,000.00     1        350,000.00     Reduced
6031954495    20301001  2,214.48       288,000.00             287,825.52     1        360,000.00     Standard
6032235597    20301101  2,644.46       352,000.00             352,000.00     8        445,000.00     Standard
6037506679    20301101  2,755.27       380,000.00             380,000.00     1        840,000.00     Reduced
6038324940    20301001  2,430.91       309,000.00             308,822.22     6        750,000.00     Standard
6040239433    20301001  2,546.25       335,000.00             334,791.77     6        670,000.00     Standard
6041066546    20301001  2,900.65       386,100.00             385,853.79     1        429,000.00     Standard       12
6042427010    20301001  4,692.59       632,000.00             631,586.58     1        790,000.00     Standard
6043448494    20301001  2,998.77       390,000.00             389,763.73     1        520,000.00     Reduced
6043900221    20301001  4,460.63       615,200.00             614,776.62     1        769,000.00     Standard
6045871529    20301101  4,769.47       650,000.00             650,000.00     1        905,000.00     Standard
6047678765    20300801  3,996.44       508,000.00             507,116.78     1        726,000.00     Standard
6047719171    20301001  2,280.22       300,000.00             299,793.75     1        660,000.00     Standard
6048866203    20301001  4,044.51       520,000.00             519,692.99     1        650,000.00     Standard
6048917568    20301001  4,826.24       650,000.00             649,574.80     1        875,000.00     Standard
6049766543    20301001  5,525.20       710,371.00             709,951.59     8      5,100,000.00     Standard
6049877811    20301001  6,163.63       840,000.00             839,436.37     1      1,050,000.00     Standard
6050438560    20301001  2,930.84       385,600.00             385,360.33     1        490,000.00     Reduced
6050580692    20301101  2,707.00       364,580.00             364,580.00     8        468,000.00     Reduced
6052579841    20301001  2,249.82       296,000.00             295,816.01     1        373,000.00     Reduced
6052734065    20301001  3,183.31       414,000.00             413,749.19     1        460,000.00     Standard       06
6052778989    20301001  2,711.94       356,800.00             356,578.23     1        446,000.00     Reduced
6053033699    20301001  2,413.12       325,000.00             324,787.40     6        535,000.00     Reduced
6053856768    20301101  2,307.69       310,800.00             310,800.00     1        390,000.00     Reduced
6055001603    20301001  2,484.82       330,750.00             330,539.09     1        415,000.00     Reduced
6055757717    20301001  2,183.72       284,000.00             283,827.95     1        459,000.00     Standard
6055830449    20301001  2,494.80       340,000.00             339,771.87     1        428,000.00     Reduced
6057200203    20301001  2,332.60       299,900.00             299,722.93     1        379,000.00     Reduced
6058140762    20301001  3,128.78       426,400.00             426,113.89     1        540,000.00     Standard
6059455516    20301001  3,175.81       438,000.00             437,698.57     6        645,000.00     Standard
6062437915    20301001  2,401.83       316,000.00             315,803.59     1        395,000.00     Standard
6065229046    20301001  2,175.67       289,600.00             289,415.33     1        362,000.00     Reduced
6065510643    20301001  2,291.37       298,000.00             297,819.46     8        395,000.00     Standard
6065596964    20301001  2,227.50       300,000.00             299,803.75     1        375,000.00     Reduced
6065599240    20301001  2,190.37       295,000.00             294,807.03     1        394,000.00     Reduced
6067575875    20301101  2,850.28       375,000.00             375,000.00     8      1,200,000.00     Reduced
6069282983    20301001  2,440.12       324,800.00             324,592.88     1        407,000.00     Reduced
6069942172    20301101  4,246.77       600,000.00             600,000.00     1        750,000.00     Reduced
6070115560    20301101  4,036.80       525,000.00             525,000.00     1        815,000.00     Reduced
6072447573    20301001  3,572.34       470,000.00             469,707.87     1        670,000.00     Reduced
6072766774    20301101  6,603.89       900,000.00             900,000.00     1      1,395,000.00     Standard
6073372333    20301001  2,025.42       269,600.00             269,428.08     1        340,000.00     Reduced
6073666148    20301001  2,960.32       385,000.00             384,766.76     1        510,000.00     Standard
6073787266    20301101  2,603.14       346,500.00             346,500.00     6        495,000.00     Standard
6076504221    20301101  3,005.07       400,000.00             400,000.00     1        530,000.00     Reduced
6077010137    20301101  2,998.77       390,000.00             390,000.00     6        725,000.00     Standard
6077202692    20301001  2,053.00       267,000.00             266,838.25     1        340,000.00     Reduced
6078559819    20301001  2,205.22       297,000.00             296,805.72     1        337,000.00     Standard       13
6079089212    20301101  3,969.30       540,950.00             540,950.00     1        720,000.00     Standard
6080179705    20301001  5,256.89       708,000.00             707,536.86     1        885,000.00     Reduced
6080571018    20301101  2,059.92       267,900.00             267,900.00     1        282,000.00     Standard       06
6081414333    20301001  2,726.45       367,200.00             366,959.80     1        475,000.00     Reduced
6084170981    20301001  7,600.73     1,000,000.00             999,378.44     1      2,835,000.00     Standard
6085957402    20301001  2,949.09       388,000.00             387,758.83     1        495,000.00     Standard
6086952444    20301001  3,940.27       550,000.00             549,611.81     1        950,000.00     Standard
6087426232    20301101  2,265.07       301,500.00             301,500.00     1        337,000.00     Standard       13
6089102799    20301001  1,867.78       257,600.00             257,422.72     1        325,000.00     Standard
6090423986    20301101  2,509.24       334,000.00             334,000.00     1        509,000.00     Reduced
6090787182    20301101  3,664.97       493,600.00             493,600.00     1        620,000.00     Reduced
6090950459    20301001  2,914.92       388,000.00             387,752.58     1        485,000.00     Reduced
6091272861    20301001  2,944.94       383,000.00             382,767.98     1        540,000.00     Reduced
6092056040    20301001  3,266.99       440,000.00             439,712.18     1        600,000.00     Reduced
6095640394    20300901  3,727.17       479,200.00             478,631.71     1        600,000.00     Standard
6095891054    20301001  3,081.82       420,000.00             419,718.18     1        525,000.00     Reduced
6096075145    20301001  3,088.79       416,000.00             415,727.88     1        525,000.00     Reduced
6097808973    20301101  4,319.79       575,000.00             575,000.00     1        850,000.00     Standard
6098489500    20301101  3,248.32       448,000.00             448,000.00     1        565,000.00     Reduced
6098689463    20301001  2,888.28       380,000.00             379,763.80     8        475,000.00     Standard
6098824714    20301001  2,554.20       344,000.00             343,773.19     1        430,000.00     Standard
6099171743    20301001  2,044.60       269,000.00             268,832.80     1        299,000.00     Standard       12
6099881671    20301001  2,421.43       330,000.00             329,778.57     1        455,000.00     Standard
6101354212    20301001  3,326.08       437,600.00             437,328.00     1        547,000.00     Reduced
6102964449    20301001  2,482.42       312,000.00             311,825.08     1        420,000.00     Standard
6103886096    20201101  2,279.44       270,000.00             270,000.00     8        600,000.00     Standard
6104886251    20301101  1,966.49       268,000.00             268,000.00     1        400,000.00     Standard
6107080555    20301001  2,201.30       300,000.00             299,798.70     1        475,000.00     Reduced
6107143916    20301001  4,312.07       560,800.00             560,460.26     1        701,000.00     Standard
6108015733    20301101  2,580.93       347,600.00             347,600.00     1        435,000.00     Reduced
6109160538    20301001  2,944.97       392,000.00             391,750.03     1        492,000.00     Reduced
6110188437    20301101  3,030.80       418,000.00             418,000.00     1        525,000.00     Reduced
6110322978    20301101  2,681.59       348,750.00             348,750.00     6        465,000.00     Standard
6111244346    20301001  2,735.99       355,825.00             355,609.44     8        530,000.00     Standard
6112060378    20301001  2,228.72       286,545.00             286,375.82     1        405,000.00     Standard
6112753543    20301001  2,389.67       314,400.00             314,204.58     1        398,000.00     Reduced
6113368069    20301001  2,050.68       269,800.00             269,632.30     1        284,000.00     Standard       13
6115127968    20301101  4,402.59       600,000.00             600,000.00     1        750,000.00     Standard
6115637883    20301101  2,518.25       335,200.00             335,200.00     1        419,000.00     Reduced
6116689909    20300901  3,040.29       400,000.00             399,501.02     1        791,000.00     Reduced
6118303244    20301001  2,149.89       279,600.00             279,430.61     1        350,000.00     Reduced
6118496378    20301101  2,248.26       306,400.00             306,400.00     1        385,000.00     Reduced
6119384193    20301001  3,597.05       473,250.00             472,955.84     1        645,000.00     Standard
6120709313    20301001  2,183.64       283,990.00             283,817.96     1        355,000.00     Standard
6120882995    20301001  6,920.23       900,000.00             899,454.77     6      1,350,000.00     Standard
6121370602    20301001  7,600.73     1,000,000.00             999,378.44     1      2,100,000.00     Standard
6122859553    20301001  4,519.63       601,600.00             601,216.37     1        755,000.00     Standard
6122893545    20301001  2,100.04       270,000.00             269,840.59     1        300,000.00     Standard       13
6123260603    20301101  2,602.39       346,400.00             346,400.00     1        433,000.00     Standard
6123475136    20301001  2,305.46       310,500.00             310,296.88     1        348,000.00     Standard       13
6123862564    20301001  2,394.07       326,272.00             326,053.08     1        418,000.00     Reduced
6124578342    20301001  2,217.52       291,750.00             291,568.65     1        389,000.00     Reduced
6125116910    20301101  7,593.13       999,000.00             999,000.00     1      1,600,000.00     Standard
6125360740    20301001  2,870.49       391,200.00             390,937.51     1        490,000.00     Standard
6126379004    20301101  2,916.58       383,724.00             383,724.00     1        426,500.00     Reduced        06
6127944046    20301001  2,988.00       388,600.00             388,364.58     1        525,000.00     Reduced
6128241715    20301101  2,450.25       330,000.00             330,000.00     1        497,000.00     Reduced
6128836647    20301001  2,690.66       354,000.00             353,779.97     1        605,000.00     Reduced
6132328375    20301001  2,599.39       346,000.00             345,779.36     1        484,000.00     Reduced
6133878808    20301101  2,907.28       382,500.00             382,500.00     6        510,000.00     Reduced
6134109005    20301001  2,300.00       436,000.00             305,954.78     1        545,000.00     Reduced
6134732145    20301101  3,537.01       460,000.00             460,000.00     1        575,000.00     Standard
6135308465    20301001  2,389.83       329,600.00             329,373.17     1        412,000.00     Reduced
6135720404    20301001  2,090.20       275,000.00             274,829.07     8        795,000.00     Standard
6137052202    20301001  2,237.99       305,000.00             304,795.34     1        445,000.00     Reduced
6137614662    20301001  3,080.05       396,000.00             395,766.20     1        495,000.00     Reduced
6141664679    20301001  2,751.62       375,000.00             374,748.38     6        500,000.00     Standard
6142871307    20301001  2,371.43       312,000.00             311,806.07     1        390,000.00     Reduced
6143729066    20301101  5,258.87       700,000.00             700,000.00     6      4,150,000.00     Standard
6143768130    20301001  2,182.93       287,200.00             287,021.49     1        360,000.00     Reduced
6144922678    20301001  3,192.74       430,000.00             429,718.72     1        630,000.00     Reduced
6144979769    20301101  2,953.99       393,200.00             393,200.00     1        491,500.00     Reduced
6146765679    20301001  2,411.64       324,800.00             324,587.53     1        406,000.00     Reduced
6146843096    20301001  2,816.45       370,550.00             370,319.68     1        475,000.00     Reduced
6147555327    20301001  3,046.11       387,200.00             386,977.22     1        525,000.00     Reduced
6147777731    20301101  4,056.24       539,920.00             537,252.57     1        675,000.00     Standard
6147834284    20301101  2,392.04       318,400.00             318,400.00     1        398,000.00     Standard
6147868993    20301001  2,969.99       400,000.00             399,738.34     1        500,000.00     Reduced
6150508825    20301101  2,464.16       328,000.00             328,000.00     1        410,000.00     Reduced
6151014823    20301001  2,641.56       360,000.00             359,600.00     1        470,000.00     Standard
6151794994    20301001  4,789.33       637,500.00             637,093.48     1        850,000.00     Standard
6153681470    20301101  2,523.45       332,000.00             332,000.00     1        420,000.00     Reduced
6154264623    20301101  3,301.95       450,000.00             450,000.00     6        700,000.00     Reduced
6155396002    20301101  2,682.76       370,000.00             370,000.00     1        463,500.00     Reduced
6155758375    20301001  2,706.78       364,550.00             364,311.53     1        476,000.00     Standard
6157512739    20301001  3,266.99       440,000.00             439,712.18     1        550,000.00     Reduced
6158004918    20301001  2,386.03       317,600.00             317,397.47     1        397,000.00     Reduced
6160489537    20301001  3,146.81       400,000.00             399,769.85     1        725,000.00     Reduced
6161158750    20301001  2,384.74       325,000.00             324,781.93     1        565,000.00     Reduced
6162229063    20301001  2,861.69       390,000.00             389,738.31     1        500,000.00     Reduced
6162653064    20301001  2,257.20       304,000.00             303,801.13     1        380,000.00     Reduced
6162863986    20301001  2,076.64       261,000.00             260,853.67     1        316,000.00     Standard       13
6164613488    20300901  2,152.96       280,000.00             279,659.54     8        575,000.00     Reduced
6164676246    20301001  3,739.56       492,000.00             491,694.19     1        620,000.00     Reduced
6165096873    20301001  2,114.52       275,000.00             274,833.40     8        320,000.00     Standard       13
6165945202    20301001  5,528.49       719,000.00             718,564.43     1        913,000.00     Standard
6166701497    20301001  4,226.49       576,000.00             575,613.51     1        730,000.00     Standard
6167305603    20301001  3,040.29       400,000.00             399,751.38     1        510,000.00     Standard
6169114623    20301001  4,834.16       628,700.00             628,319.13     1        792,600.00     Standard
6169912299    20301001  4,098.31       539,200.00             538,864.86     1        674,000.00     Standard
6171486753    20301001  2,178.68       290,000.00             289,815.07     1      1,200,000.00     Reduced
6171745018    20301101  2,114.64       284,800.00             284,800.00     1        356,000.00     Reduced
6175568754    20301101  4,101.92       546,000.00             546,000.00     1        780,000.00     Standard
6176706130    20300201  1,789.42       241,000.00             239,542.13     1        285,000.00     Standard       06
6176717293    20301101  3,382.33       445,000.00             445,000.00     1        810,000.00     Reduced
6177149165    20301101  3,005.07       400,000.00             400,000.00     6        600,000.00     Standard
6177168983    20301001  2,729.42       367,600.00             367,359.54     1        460,000.00     Reduced
6178580327    20301101  7,512.67     1,000,000.00           1,000,000.00     1      1,787,000.00     Standard
6179333874    20301001  2,507.36       333,750.00             333,537.17     6        445,000.00     Standard
6179608051    20301001  4,446.43       585,000.00             584,636.38     1        780,000.00     Reduced
6180073931    20301101  2,704.56       360,000.00             360,000.00     8        450,000.00     Standard
6180334481    20301001  2,914.92       388,000.00             387,752.58     1        485,000.00     Reduced
6181855278    20301001  4,494.31       612,500.00             611,889.02     1        875,000.00     Standard
6182705928    20301101  2,831.18       400,000.00             400,000.00     1        590,000.00     Standard
6183211405    20301001  2,162.89       298,300.00             298,094.70     8        650,000.00     Reduced
6183607560    20301101  3,445.19       464,000.00             464,000.00     1        580,000.00     Reduced
6184171962    20301101  3,223.86       450,000.00             450,000.00     1        659,000.00     Standard
6185207997    20301101  2,542.50       346,500.00             346,500.00     1        470,000.00     Reduced
6185747992    20301001  2,306.75       300,000.00             299,818.25     1        403,500.00     Standard
6185821557    20301101  3,191.88       435,000.00             435,000.00     6        730,000.00     Reduced
6187732943    20301001  4,238.23       577,600.00             577,212.44     1        722,000.00     Reduced
6188269994    20301001  2,488.86       335,200.00             334,980.72     1        420,000.00     Reduced
6191165122    20301101  3,668.83       500,000.00             500,000.00     6        670,000.00     Standard
6191634622    20301001  4,098.59       552,000.00             551,638.91     1        691,000.00     Standard
6192253703    20301101  2,076.07       270,000.00             270,000.00     1        305,000.00     Reduced        01
6193012009    20301101  2,197.80       296,000.00             296,000.00     1        372,000.00     Standard
6193531230    20301001  2,149.94       293,000.00             292,803.39     6        515,000.00     Standard
6195634990    20301001  2,476.18       329,600.00             329,389.82     1        415,000.00     Standard
6195878456    20301001  4,613.49       600,000.00             599,636.51     1        750,000.00     Standard
6197326983    20301101  2,029.94       264,000.00             264,000.00     6        400,000.00     Standard
6197542779    20301001  2,732.39       368,000.00             367,759.28     1        460,000.00     Standard
6197745562    20301001  4,195.60       552,000.00             551,656.90     1        690,000.00     Standard
6198132703    20301001  2,645.06       348,000.00             347,783.69     1        440,000.00     Reduced
6199500890    20301001  2,606.90       347,000.00             346,778.73     1        650,000.00     Reduced
6199848356    20301001  2,584.25       340,000.00             339,788.67     1        460,000.00     Reduced
6201118988    20301101  2,819.64       379,750.00             379,750.00     1        505,000.00     Reduced
6202290554    20301001  2,028.13       276,400.00             276,214.54     1        346,000.00     Reduced
6203107591    20301101  2,584.25       340,000.00             340,000.00     1        445,000.00     Reduced
6203585416    20301101  2,969.99       400,000.00             400,000.00     6        810,000.00     Reduced
6204574526    20301101  2,039.26       281,250.00             281,250.00     6        375,000.00     Reduced
6205609065    20301001  5,008.97       644,000.00             643,619.78     1        805,000.00     Reduced
6206704667    20301001  3,546.25       495,000.00             494,650.63     8        660,000.00     Standard
6207679652    20301001  2,055.47       273,600.00             273,425.53     1        342,000.00     Standard
6208479284    20301001  3,786.23       516,000.00             515,653.77     8        670,000.00     Reduced
6209508321    20301101  2,915.72       379,200.00             379,200.00     1        625,000.00     Standard
6210503519    20301001  3,380.70       450,000.00             449,713.05     8        600,000.00     Standard
6210842594    20301101  2,280.22       300,000.00             300,000.00     1        403,000.00     Reduced
6211935181    20301001  2,148.25       270,000.00             269,848.63     1        300,000.00     Standard       13
6212120833    20301001  2,294.48       295,000.00             294,825.83     6        629,000.00     Standard
6213717249    20301001  3,420.33       450,000.00             449,720.30     1        890,000.00     Reduced
6213781690    20301001  2,227.50       300,000.00             299,803.75     1        385,500.00     Reduced
6214060680    20301101  2,091.93       292,000.00             292,000.00     8        750,000.00     No Ratio
6215488450    20300901  2,101.27       283,000.00             282,624.75     8        475,000.00     Standard
6215820272    20301001  2,280.22       300,000.00             299,813.53     1        695,000.00     Reduced
6218027362    20301001  3,005.07       400,000.00             399,744.93     8        450,000.00     Standard       12
6219016257    20301101  3,455.83       460,000.00             460,000.00     1        580,000.00     Standard
6219100325    20301001  3,204.50       412,000.00             411,756.75     1        530,000.00     Reduced
6222831197    20301101  2,156.14       287,000.00             287,000.00     1        410,000.00     Reduced
6222991967    20301101  2,343.96       312,000.00             312,000.00     1        390,000.00     Reduced
6224795580    20301001  2,201.30       300,000.00             299,798.70     1        443,000.00     Reduced
6225922779    20301001  2,584.25       340,000.00             339,788.67     1        435,000.00     Reduced
6226428107    20301101  3,283.52       432,000.00             432,000.00     1        540,000.00     Reduced
6227405666    20301101  2,226.90       299,920.00             299,920.00     1        387,000.00     Reduced
6227406821    20301101  2,905.71       396,000.00             396,000.00     8        440,000.00     Standard       06
6228516867    20301001  3,341.24       450,000.00             449,705.63     1        632,000.00     Standard
6228976707    20301101  2,497.42       348,600.00             348,600.00     1        581,000.00     Standard
6229029472    20301101  2,702.69       364,000.00             364,000.00     1        457,000.00     Reduced
6230608132    20301101  2,091.72       275,200.00             275,200.00     1        345,000.00     Reduced
6230756956    20301101  3,185.38       424,000.00             424,000.00     1        530,000.00     Reduced
6231110484    20301001  2,905.71       396,000.00             395,734.29     1        495,000.00     Standard
6234699780    20301001  2,419.96       329,800.00             329,578.71     1        390,000.00     Reduced        12
6235860597    20301101  2,184.99       301,348.00             301,348.00     1        431,000.00     Standard
6235930093    20301101  2,704.56       360,000.00             360,000.00     1        450,000.00     Reduced
6236052731    20301001  1,975.58       259,920.00             259,758.45     1        334,000.00     Standard
6237533770    20300901  5,688.15       775,200.00             773,781.92     8      1,000,000.00     Standard
6238472119    20301001  2,824.77       376,000.00             375,760.23     1        470,000.00     Standard
6238699588    20301001  4,445.07       571,500.00             571,162.59     1        635,000.00     Reduced        01
6240463940    20301001  3,159.34       435,728.00             435,428.13     1        550,000.00     Standard
6240816923    20301101  4,793.09       638,000.00             638,000.00     1        938,000.00     Standard
6242104708    20301001  4,560.44       600,000.00             599,627.06     1      1,550,000.00     Reduced
6243124531    20301001  2,660.26       350,000.00             349,782.45     8        880,000.00     Standard
6245792012    20301101  2,892.38       385,000.00             385,000.00     1      1,250,000.00     Reduced
6246012055    20301101  2,212.21       281,200.00             281,200.00     1        296,000.00     Standard       12
6246903543    20301001  2,209.54       290,700.00             290,519.30     6        425,000.00     Reduced
6247270579    20301001  2,617.90       356,776.00             356,536.61     1        446,000.00     Standard
6247945212    20301001  2,310.62       304,000.00             303,811.05     1        324,000.00     Reduced        12
6248387570    20301001  2,935.06       400,000.00             399,731.61     1        507,000.00     Standard
6248603182    20301001  2,742.13       365,000.00             364,767.25     8        535,000.00     Standard
6252006256    20301001  3,126.50       431,200.00             430,903.25     1        539,000.00     Reduced
6252781858    20301001  2,691.56       362,500.00             362,262.87     1        482,500.00     Reduced
6254005835    20301001  4,773.26       628,000.00             627,609.66     1        795,000.00     Standard
6255122928    20301101  2,113.25       288,000.00             288,000.00     1        368,000.00     Standard
6255356419    20301101  3,952.38       520,000.00             520,000.00     1        665,000.00     Standard
6258131579    20301201  7,973.61       980,000.00             980,000.00     8      1,555,000.00     Standard
6259286455    20301001  3,718.77       495,000.00             494,684.36     1        650,000.00     Reduced
6260374977    20301001  2,704.56       360,000.00             359,770.44     6        695,000.00     Reduced
6262038810    20301101  4,507.60       600,000.00             600,000.00     1      2,862,500.00     Reduced
6263004613    20301101  2,697.26       372,000.00             372,000.00     1        465,000.00     Reduced
6264032191    20301101  2,760.59       363,200.00             363,200.00     1        454,000.00     Standard
6264234193    20301001  2,670.91       364,000.00             363,755.76     1        455,000.00     Reduced
6265154119    20301001  2,249.77       303,000.00             302,801.79     1        403,000.00     Reduced
6265449493    20301001  1,907.79       260,000.00             259,825.54     1        335,000.00     Reduced
6266473682    20301101  3,712.49       500,000.00             500,000.00     1      1,200,000.00     Standard
6266541009    20301101  2,437.11       324,400.00             324,400.00     1        429,500.00     Reduced
6266819934    20301001  3,800.37       500,000.00             499,689.21     8        625,000.00     Standard
6267137450    20301001  2,529.53       332,800.00             332,593.14     1        418,000.00     Reduced
6268370951    20301001  4,521.22       588,000.00             587,643.78     1        735,000.00     Reduced
6269317613    20301001  3,040.29       400,000.00             399,751.38     1        525,000.00     Reduced
6269454325    20301001  2,938.96       391,200.00             390,950.54     1        510,000.00     Standard
6269686959    20301101  5,014.00       735,000.00             735,000.00     1      1,050,000.00     Standard
6269857840    20301001  3,563.40       479,920.00             479,606.06     1        600,000.00     Reduced
6271345529    20301001  2,921.88       380,000.00             379,769.79     1        485,000.00     Standard
6272933240    20301001  2,182.95       294,000.00             293,807.68     1        367,500.00     Standard
6274131439    20301001  7,600.73     1,000,000.00             999,378.44     1      1,750,000.00     Reduced
6274155370    20301001  2,820.63       371,100.00             370,869.34     1        479,000.00     Standard
6275345459    20301101  2,218.91       302,400.00             302,400.00     1        385,000.00     Standard
6276635650    20301101  2,364.12       318,400.00             318,400.00     1        398,000.00     Standard
6276643142    20301101  2,935.06       400,000.00             400,000.00     1        850,000.00     Standard
6276890933    20301001  2,949.09       388,000.00             387,707.92     1        512,000.00     Reduced
6277328917    20301001  2,508.24       330,000.00             329,794.89     6        455,000.00     Standard
6281459781    20301001  2,286.90       308,000.00             307,798.52     1        395,000.00     Standard
6282488615    20301001  3,523.70       463,600.00             463,311.84     1        595,000.00     Reduced
6284653141    20301001  2,128.21       280,000.00             279,825.96     1        350,000.00     Standard
6284719512    20301001  2,500.71       336,797.00             336,576.69     1        450,000.00     Standard
6284858559    20301101  2,043.45       272,000.00             272,000.00     1        351,000.00     Standard
6285300254    20301001  3,454.52       459,825.00             459,531.78     1        700,000.00     Reduced
6285504467    20301001  2,079.00       280,000.00             279,816.83     1        350,000.00     Reduced
6287155912    20301001  2,940.29       396,000.00             395,740.96     1        500,000.00     Reduced
6287893702    20301001  2,675.46       352,000.00             351,781.21     1        440,000.00     Reduced
6289003961    20301101  2,475.43       329,500.00             329,500.00     8        415,000.00     Reduced
6289090257    20301001  2,755.27       380,000.00             379,738.48     1        580,000.00     Reduced
6289499656    20301001  4,229.03       550,000.00             549,666.80     1        835,000.00     Reduced
6290017414    20301001  5,382.40       700,000.00             699,575.93     1      1,200,000.00     Standard
6290590501    20301001  2,952.63       384,000.00             383,767.37     1        490,000.00     Reduced
6291312343    20301001  3,111.17       424,000.00             423,715.50     1        545,000.00     Standard
6291937206    20301001  3,712.49       500,000.00             499,672.93     1        625,000.00     Standard
6292457170    20301101  4,257.35       517,500.00             517,500.00     1        690,000.00     Standard
6293142045    20301101  2,165.49       284,905.00             284,905.00     1        300,000.00     Standard       06
6294623845    20301001  2,249.82       296,000.00             295,816.01     1        370,000.00     Standard
6294675415    20301101  2,885.74       375,300.00             375,300.00     1        418,000.00     Reduced        12
6294753741    20301101  3,075.66       400,000.00             400,000.00     6        650,000.00     Standard
6294804122    20301101  2,507.27       337,680.00             337,680.00     1        422,500.00     Reduced
6295043779    20301001  3,846.49       512,000.00             511,673.51     1        640,000.00     Standard
6295214743    20301001  2,399.02       312,000.00             311,810.98     1        390,000.00     Reduced
6295755380    20301001  2,541.53       334,380.00             334,172.16     1        425,000.00     Reduced
6296841064    20301101  3,245.48       432,000.00             432,000.00     1        540,000.00     Standard
6297079128    20301001  4,940.47       650,000.00             649,595.99     6      1,200,000.00     Reduced
6297753235    20301001  3,291.12       433,000.00             432,730.86     8        620,000.00     Standard
6299214087    20301001  2,193.70       292,000.00             291,813.80     1        366,000.00     Standard
6299654456    20301101  2,086.13       277,681.00             277,681.00     8        380,000.00     Reduced
6300671192    20301101  2,554.31       340,000.00             340,000.00     1        425,000.00     Reduced
6301358021    20301001  2,464.16       328,000.00             327,790.84     1        410,000.00     Standard
6301471006    20301101  4,104.40       540,000.00             540,000.00     6        900,000.00     Standard
6301777394    20301001  3,040.29       400,000.00             399,751.38     1        500,000.00     Standard
6303722729    20301001  2,394.23       315,000.00             314,804.21     6        700,000.00     Reduced
6308265369    20301001  2,057.48       280,400.00             280,211.85     1        365,000.00     Standard
6308493045    20301001  2,457.45       319,600.00             319,406.38     1        410,000.00     Standard
6308745220    20301001  3,534.34       465,000.00             464,710.97     6        805,000.00     Standard
6309705355    20301101  2,817.66       384,000.00             384,000.00     1        480,000.00     Reduced
6311003286    20301001  2,208.32       287,200.00             287,026.01     1        360,000.00     Standard
6311870692    20301001  4,826.24       650,000.00             649,574.80     1        950,000.00     Standard
6313131770    20301001  3,277.32       452,000.00             451,588.93     1        565,000.00     Reduced
6313406172    20301001  2,252.92       293,000.00             292,822.50     1        410,000.00     Reduced
6314480697    20301101  2,599.49       350,100.00             350,100.00     1        389,000.00     Reduced        12
6315004041    20301101  2,595.09       337,500.00             337,500.00     6        451,000.00     Standard
6315028529    20301001  2,726.45       367,200.00             366,959.80     1        477,000.00     Standard
6315233988    20301001  2,280.22       300,000.00             299,813.53     1        350,000.00     Reduced        01
6315647443    20301001  7,600.73     1,000,000.00             999,378.44     1      1,680,000.00     Standard
6317289228    20301101  3,973.39       548,000.00             548,000.00     1        685,000.00     Standard
6321220045    20301101  1,919.99       268,000.00             268,000.00     1        335,000.00     Reduced
6321310309    20301101  2,532.51       341,080.00             341,080.00     1        430,000.00     Reduced
6322158707    20301001  2,674.51       356,000.00             355,772.99     1        445,000.00     Reduced
6322198786    20301001  3,266.99       440,000.00             439,712.18     1        550,000.00     Standard
6324176525    20301001  3,709.16       488,000.00             487,696.67     1        610,000.00     Reduced
6324195319    20301001  4,402.59       600,000.00             599,597.41     6      1,200,000.00     Standard
6324303681    20301001  2,832.28       377,000.00             376,759.51     1        427,000.00     Standard       06
6324527255    20301001  2,141.13       281,700.00             281,524.90     6        375,600.00     Standard
6324621959    20301101  4,357.35       580,000.00             580,000.00     1        725,000.00     Standard
6325661780    20301001  2,971.89       391,000.00             390,756.96     1        489,000.00     Standard
6326330260    20301001  2,201.30       300,000.00             299,798.70     1        375,000.00     Standard
6326548499    20301001  6,611.06       922,800.00             922,148.69     1      1,340,000.00     Reduced
6327256274    20301001  4,507.60       600,000.00             599,617.40     1      1,500,000.00     Reduced
6327961428    20301001  4,883.24       650,000.00             649,585.51     1        860,000.00     Reduced
6329230533    20301001  3,075.66       400,000.00             399,757.67     1        460,000.00     Standard       13
6329539156    20301001  2,188.63       287,950.00             287,771.02     1        320,000.00     Standard       13
6330280725    20301001  4,600.66       650,000.00             649,529.55     1        840,000.00     Reduced
6332359345    20301001  3,438.78       480,000.00             479,661.22     1        880,000.00     Reduced
6334114441    20301001  3,116.22       383,000.00             382,796.18     8        485,000.00     No Ratio
6335565716    20301101  7,777.90     1,000,000.00           1,000,000.00     6      3,000,000.00     Standard
6335626450    20301001  3,705.07       499,000.00             498,673.58     1        650,000.00     Reduced
6335968373    20301001  2,949.09       388,000.00             387,758.83     1        500,000.00     Reduced
6336672024    20301101  2,042.82       268,766.00             268,766.00     6        412,000.00     Reduced
6336746661    20301101  2,751.62       375,000.00             375,000.00     1        665,000.00     Reduced
6338263863    20301101  7,424.98     1,000,000.00           1,000,000.00     6      2,650,000.00     Standard
6340669305    20301101  2,871.28       396,000.00             396,000.00     1        500,000.00     Standard
6342439145    20301001  2,704.56       360,000.00             359,770.44     6        450,000.00     Standard
6342909154    20301001  2,313.91       308,000.00             307,803.59     1        385,000.00     Standard
6343306574    20301001  2,798.85       364,000.00             363,779.48     1        460,000.00     Standard
6344246076    20301001  2,841.91       369,600.00             369,376.09     1        462,000.00     Standard
6345269341    20301001  4,603.49       620,000.00             619,594.43     1        775,000.00     Standard
6346961532    20301001  5,406.38       650,000.00             649,671.75     8      1,600,000.00     Standard
6348174662    20301101  2,163.65       288,000.00             288,000.00     1        360,000.00     Reduced
6348195048    20301101  1,960.20       264,000.00             264,000.00     6        380,000.00     Standard
6349410131    20301101  4,423.46       588,800.00             588,800.00     1        736,000.00     Reduced
6350647787    20301101  2,905.71       396,000.00             396,000.00     1        495,000.00     Reduced
6351047755    20301001  2,413.12       325,000.00             324,787.40     1        477,000.00     Standard
6352224957    20301001  4,235.13       557,200.00             556,853.66     8        700,000.00     Standard
6352665829    20301101  2,482.64       342,400.00             342,400.00     1        430,000.00     Standard
6352718578    20301001  2,794.72       372,000.00             371,762.78     6        540,000.00     Reduced
6353264663    20301001  4,163.93       560,800.00             560,433.15     1        701,000.00     Standard
6353487272    20301001  7,552.33       960,000.00             959,447.67     1      1,390,000.00     Standard
6354980804    20301001  2,888.28       380,000.00             379,763.80     6        475,000.00     Standard
6355114106    20301001  3,010.49       415,200.00             414,914.26     1        550,000.00     Standard
6355379378    20301001  3,075.66       400,000.00             399,753.33     6        545,000.00     Standard
6355487932    20301101  2,725.21       362,748.00             362,748.00     1        454,000.00     Reduced
6355964617    20301001  2,975.02       396,000.00             395,747.48     1        495,000.00     Reduced
6356853710    20300901  2,227.50       300,000.00             299,606.17     1        930,000.00     Reduced
6358466644    20301001  2,432.24       320,000.00             319,801.09     1        407,000.00     Reduced
6358722699    20301101  3,415.49       460,000.00             460,000.00     1        580,000.00     Standard
6358729355    20301001  3,118.49       420,000.00             419,725.26     1        655,000.00     Reduced
6359526792    20301001  3,305.58       440,000.00             439,719.42     1        550,000.00     Standard
6359607527    20301101  2,280.22       300,000.00             300,000.00     1        317,000.00     Reduced        06
6361717421    20301001  2,539.35       342,000.00             341,776.27     8        428,000.00     Standard
6362014372    20301101  2,588.21       356,960.00             356,960.00     1        450,000.00     Standard
6362341452    20301101  3,770.37       520,000.00             520,000.00     1        740,000.00     Reduced
6363110120    20301001  2,306.39       307,000.00             306,804.24     6        410,000.00     Standard
6363339356    20301001  3,610.35       475,000.00             474,704.75     1        861,000.00     Reduced
6363383115    20301001  5,751.98       793,300.00             792,754.05     8      2,000,000.00     Standard
6364400603    20301101  2,774.27       365,000.00             365,000.00     1        545,000.00     Reduced
6366012794    20301101  2,253.80       300,000.00             300,000.00     1        455,000.00     Reduced
6366408141    20301001  4,883.24       650,000.00             649,585.51     1        813,000.00     Reduced
6366541024    20301101  2,149.24       300,000.00             300,000.00     1        495,000.00     Reduced
6367219323    20301101  3,301.43       478,000.00             478,000.00     1        600,000.00     Standard
6368145345    20301001  4,559.24       628,800.00             628,367.26     1        790,000.00     Reduced
6368192479    20301001  7,315.70       962,500.00             961,901.45     1      1,375,000.00     Standard
6369539280    20301001  2,301.89       306,400.00             306,104.62     1        383,000.00     Reduced
6369783672    20301101  3,125.27       416,000.00             416,000.00     1        520,000.00     Standard
6370636505    20301001  2,350.75       316,600.00             316,392.90     1        397,000.00     Reduced
6370725530    20301001  2,224.51       296,100.00             295,911.18     1        330,000.00     Reduced        13
6371447415    20301001  2,969.99       400,000.00             399,738.34     1        575,000.00     Reduced
6371800852    20301101  1,914.22       264,005.00             264,005.00     1        283,750.00     Reduced        13
6372363066    20301001  3,480.34       480,000.00             479,669.66     1        600,000.00     Standard
6373550364    20301101  2,047.21       279,000.00             279,000.00     1        350,000.00     Standard
6374276449    20301001  2,441.62       325,000.00             324,792.76     6        440,000.00     Standard
6376462674    20301001  2,784.37       375,000.00             374,754.69     6        900,000.00     Reduced
6377411886    20301001  2,540.65       350,400.00             350,158.85     1        440,000.00     Reduced
6378828534    20301001  2,999.69       404,000.00             403,735.73     1        505,000.00     Reduced
6379051664    20301001  2,891.12       376,000.00             375,772.21     1        470,000.00     Reduced
6380168333    20301001  3,040.29       400,000.00             399,751.38     1        530,000.00     Reduced
6380891561    20301001  4,940.47       650,000.00             649,595.99     1      1,075,000.00     Reduced
6383094783    20301001  2,691.20       350,000.00             349,787.97     6        500,000.00     Standard
6385061210    20301001  7,512.67     1,000,000.00             999,362.33     8      1,470,000.00     Standard
6389619476    20301001  2,277.85       303,200.00             303,006.65     1        383,000.00     Standard
6391618011    20301101  2,149.24       300,000.00             300,000.00     1        414,000.00     Reduced
6392539224    20301101  2,175.21       300,000.00             300,000.00     1        710,000.00     Standard
6395631507    20301001  2,488.86       335,200.00             334,980.72     1        419,000.00     Reduced
6395971309    20201001  3,198.94       372,000.00             371,397.31     1        465,000.00     Reduced
6396469170    20301101  2,152.96       280,000.00             280,000.00     1        350,000.00     Reduced
6397766483    20301001  3,800.37       500,000.00             499,689.21     1        633,000.00     Reduced
6398781416    20301001  2,394.23       315,000.00             314,804.21     8        610,000.00     Reduced
6399076246    20301001  2,629.44       350,000.00             349,776.81     1        466,000.00     Reduced
6399875241    20301001  4,299.77       559,200.00             558,861.23     1        699,000.00     Standard
6399896684    20301001  2,678.90       348,400.00             348,188.93     1        435,500.00     Reduced
6400510357    20301101  3,110.55       429,000.00             429,000.00     1        830,000.00     Reduced
6402290891    20301001  2,310.62       304,000.00             303,811.05     1        380,000.00     Standard
6402457763    20301001  4,997.94       650,000.00             649,606.23     8        950,000.00     Standard
6402983685    20301001  3,386.34       450,750.00             450,462.57     1        601,000.00     Reduced
6404491901    20301001  2,734.92       386,400.00             386,120.33     1        485,000.00     Reduced
6405272417    20301101  4,666.74       600,000.00             600,000.00     1        750,000.00     Standard
6405326023    20301101  2,568.18       350,000.00             350,000.00     1        605,000.00     Standard
6405639698    20301001  2,507.45       350,000.00             349,752.97     6        670,000.00     Standard
6406343316    20301001  2,257.42       297,000.00             296,815.39     1        335,000.00     Standard       06
6406902624    20301001  3,005.07       400,000.00             399,744.93     1        825,000.00     Standard
6407032389    20300901  2,306.75       300,000.00             299,635.21     1        350,000.00     Reduced        12
6408879671    20301001  2,383.59       313,600.00             313,405.08     1        392,000.00     Standard
6409241855    20301001  2,022.26       260,000.00             259,846.49     1        325,000.00     Standard
6410969254    20301001  2,342.30       311,780.00             311,581.19     1        390,000.00     Standard
6411402479    20301001  2,683.38       345,000.00             344,796.31     6        460,000.00     Standard
6413882421    20301001  2,779.69       370,000.00             369,764.06     1        680,000.00     Standard
6414056348    20301001  2,892.38       385,000.00             384,754.41     6        575,000.00     Standard
6414131554    20301001  7,512.67     1,000,000.00             999,362.33     1      1,625,000.00     Standard
6414436870    20301101  2,762.09       372,000.00             372,000.00     1        466,000.00     Reduced
6416123120    20301101  4,883.24       650,000.00             650,000.00     1        870,000.00     Reduced
6417006506    20301101  2,032.89       267,460.00             267,460.00     1        341,000.00     Standard
6417034441    20301101  2,289.35       312,000.00             312,000.00     1        395,000.00     Standard
6417171029    20301001  2,502.82       325,500.00             325,295.62     6        465,000.00     Standard
6420535061    20301001  2,673.37       336,000.00             335,811.63     1        420,000.00     Reduced
6421254902    20301001  2,128.21       280,000.00             279,825.96     1        375,000.00     Reduced
6423102653    20301001  2,497.78       317,500.00             317,317.32     8        425,000.00     Standard
6423205167    20301001  4,940.47       650,000.00             649,595.99     8      1,325,000.00     Reduced
6423756706    20301001  2,593.75       341,250.00             341,037.89     6        455,000.00     Standard
6424465133    20301001  2,243.74       295,200.00             295,016.51     1        369,000.00     Reduced
6424479027    20301101  2,404.06       320,000.00             320,000.00     1        380,000.00     Standard       13
6424922935    20301001  2,460.53       320,000.00             319,766.67     1        425,000.00     Reduced
6425596498    20301101  2,614.91       365,000.00             365,000.00     1        465,000.00     Reduced
6426615834    20301001  2,128.21       280,000.00             279,825.96     1        350,000.00     Standard
6426708498    20301001  2,411.15       310,000.00             309,816.98     6        605,000.00     Reduced
6427875668    20301101  2,541.77       346,400.00             346,400.00     1        433,000.00     Standard
6429543785    20301001  3,972.37       535,000.00             534,650.03     1        722,000.00     Standard
6429568907    20301001  2,283.86       304,000.00             303,806.14     1        390,000.00     Reduced
6429990580    20301101  3,764.57       519,200.00             519,200.00     1        652,000.00     Standard
6431120903    20300601  3,245.14       412,500.00             411,295.92     6        590,000.00     Standard
6435705253    20301101  3,500.06       477,000.00             477,000.00     8        650,000.00     Standard
6436276676    20301101  2,133.60       284,000.00             284,000.00     1        360,000.00     Standard
6437852806    20301001  2,301.75       310,000.00             309,697.21     1        553,000.00     Standard
6437988451    20301101  2,271.10       298,800.00             298,800.00     1        335,000.00     Reduced        13
6438304328    20301101  3,034.21       399,200.00             399,200.00     1        499,000.00     Reduced
6438510510    20301001  2,435.00       331,850.00             331,627.33     1        416,000.00     Reduced
6439362531    20301001  4,507.60       600,000.00             599,617.40     1        750,000.00     Reduced
6439817344    20301001  2,583.45       365,000.00             364,396.00     1        465,000.00     Reduced
6439900330    20301001  2,547.77       335,200.00             334,991.65     1        419,000.00     Reduced
6440678842    20301001  2,554.31       340,000.00             339,783.19     1        425,000.00     Reduced
6441870224    20301001  3,344.32       440,000.00             439,726.51     1        560,000.00     Reduced
6442597503    20301001  2,189.01       288,000.00             287,820.99     1        365,000.00     Reduced
6444091182    20301101  2,613.00       351,920.00             351,920.00     1        450,000.00     Reduced
6444581190    20301001  2,691.97       350,100.00             349,887.90     1        400,000.00     Standard       12
6444904566    20301001  2,280.22       300,000.00             299,813.53     1        460,000.00     Reduced
6445564559    20301101  3,777.83       508,800.00             508,800.00     1        636,000.00     Standard
6446379999    20301001  2,306.75       300,000.00             299,818.25     6        408,000.00     Standard
6449143897    20301001  2,548.06       360,000.00             359,739.44     1        640,000.00     Reduced
6449891438    20301001  4,408.42       580,000.00             579,639.50     1        725,000.00     Standard
6450785164    20301001  2,396.57       308,125.00             307,943.08     1        363,000.00     Reduced        13
6451612193    20301001  2,832.13       360,000.00             359,792.87     8        450,000.00     Standard
6453624477    20301101  3,786.39       504,000.00             504,000.00     8        630,000.00     Standard
6454964492    20301001  2,227.94       283,200.00             283,037.06     1        354,000.00     Reduced
6455462280    20301101  3,736.51       480,400.00             480,400.00     1        650,000.00     Reduced
6456685780    20301101  4,769.47       650,000.00             650,000.00     8      2,100,000.00     Reduced
6456949947    20301001  2,479.18       330,000.00             329,789.57     1        440,000.00     Reduced
6457144092    20301001  3,920.39       528,000.00             527,654.61     1        660,000.00     Reduced
6457179825    20301101  2,650.73       370,000.00             370,000.00     8        725,000.00     No Ratio
6457658190    20301001  4,417.45       588,000.00             587,625.05     1        735,000.00     Reduced
6457947932    20301001  3,040.29       400,000.00             399,751.38     6        535,000.00     Standard
6458737183    20301001  2,713.59       326,250.00             326,085.24     1        475,000.00     Standard
6459194020    20301001  2,564.51       349,500.00             349,265.49     1        466,000.00     Reduced
6459496425    20301001  2,014.20       265,000.00             264,835.28     1        439,000.00     Reduced
6459867773    20301001  2,791.16       363,000.00             362,780.09     6        660,000.00     Standard
6460263434    20301001  2,316.60       312,000.00             311,795.90     1        390,000.00     Reduced
6460741819    20301101  3,044.90       396,000.00             396,000.00     6        720,000.00     Reduced
6461828656    20301001  3,148.19       424,000.00             423,722.64     1        530,000.00     Reduced
6462880508    20301001  2,006.29       263,960.00             263,795.93     1        330,000.00     Standard
6463100583    20301101  3,455.83       460,000.00             460,000.00     1        575,000.00     Reduced
6464201570    20301001  2,163.43       275,000.00             274,841.78     1        775,000.00     Reduced
6464802997    20301101  2,928.27       359,900.00             359,900.00     1        600,000.00     Standard       06
6465604442    20301101  2,601.08       372,000.00             372,000.00     1        470,000.00     Reduced
6467038797    20301101  2,869.01       386,400.00             386,400.00     1        483,000.00     Standard
6468777542    20301101  3,853.57       519,000.00             519,000.00     1        649,000.00     Standard
6469879610    20301001  2,045.20       262,950.00             262,794.75     1        330,000.00     Reduced
6471427796    20301001  3,667.94       494,000.00             493,676.85     8        735,000.00     Standard
6472124517    20301001  2,888.28       380,000.00             379,763.80     8        475,000.00     Standard
6472462305    20301001  2,460.97       323,780.00             323,578.74     1        420,000.00     Reduced
6476840415    20301001  2,275.22       295,900.00             295,720.74     1        375,000.00     Reduced
6477389925    20301001  2,153.60       293,500.00             293,303.07     1        367,000.00     Reduced
6477902792    20301101  2,670.76       355,500.00             355,500.00     1        474,000.00     Standard
6479273903    20301001  3,600.74       442,550.00             442,314.48     1        600,000.00     Standard
6481586045    20301101  3,618.83       460,000.00             460,000.00     8      1,600,000.00     Standard
6483339138    20301001  2,291.22       316,000.00             315,782.53     1        395,000.00     Reduced
6485535287    20301001  2,737.34       356,000.00             355,784.33     1        445,000.00     Reduced
6486086678    20301101  3,221.99       396,000.00             396,000.00     1        515,000.00     Standard
6487833037    20301001  4,666.75       636,000.00             635,573.25     1        800,000.00     Reduced
6488176196    20301001  3,425.78       456,000.00             455,709.22     1        570,000.00     Reduced
6488444818    20301001  3,563.99       480,000.00             479,686.01     1        610,000.00     Standard
6490637904    20301001  2,041.87       275,000.00             274,820.11     1        425,000.00     Reduced
6491455702    20200101  2,049.28       245,000.00             240,713.51     8        320,000.00     Reduced
6494247288    20301001  3,199.22       436,000.00             435,707.45     1        545,000.00     Reduced
6494400986    20301101  3,148.19       424,000.00             424,000.00     1        530,000.00     Reduced
6495951219    20301101  2,227.50       300,000.00             300,000.00     1        550,000.00     Reduced
6499007430    20301001  2,775.78       361,000.00             360,781.30     8        650,000.00     No Ratio
6499038070    20301001  3,455.83       460,000.00             459,706.67     6        575,000.00     Standard
6501441478    20300901  2,916.72       397,500.00             396,880.95     6        530,000.00     Standard
6502065995    20301101  1,937.39       267,200.00             267,200.00     1        335,000.00     Reduced
6503128081    20301001  2,006.70       258,000.00             257,847.68     6        580,000.00     Standard
6505323144    20301101  2,670.91       364,000.00             364,000.00     8        500,000.00     Standard
6505931334    20301101  2,313.91       308,000.00             308,000.00     1        390,000.00     Reduced
6505969938    20301001  4,748.01       632,000.00             631,596.99     1        790,000.00     Reduced
6506786398    20301101  3,123.02       415,700.00             415,700.00     1        620,432.00     Standard
6509134794    20301001  2,644.49       340,000.00             339,799.26     8        425,000.00     Reduced
6509357361    20301001  4,769.47       650,000.00             649,563.86     1      1,050,000.00     Reduced
6511210988    20301001  3,519.44       474,000.00             473,689.93     1        593,000.00     Reduced
6511730936    20301001  2,479.36       326,200.00             325,997.24     1        410,000.00     Reduced
6511948769    20301101  2,158.61       284,000.00             284,000.00     6        379,000.00     Reduced
6512788818    20301001  2,914.88       397,250.00             396,983.45     1        570,000.00     Reduced
6513372240    20301101  4,270.07       549,000.00             549,000.00     1        732,000.00     Standard
6515001631    20301101  4,165.20       548,000.00             548,000.00     1        685,000.00     Reduced
6515325535    20301001  2,376.00       320,000.00             319,790.67     6        560,000.00     Standard
6516211601    20301001  2,201.17       289,600.00             289,420.00     8        362,000.00     Standard
6517077928    20301001  2,861.69       390,000.00             389,738.31     1        494,000.00     Reduced
6517628076    20301001  3,383.22       440,000.00             439,733.45     6        550,000.00     Standard
6517885189    20301001  2,914.92       388,000.00             387,752.58     1        485,000.00     Standard
6518500647    20301101  2,678.93       360,800.00             360,800.00     1        451,000.00     Reduced
6518819773    20301101  2,613.60       352,000.00             352,000.00     8        415,000.00     Standard       01
6518905895    20301101  1,948.27       268,700.00             268,700.00     1        343,500.00     Standard
6519116765    20301101  2,214.48       288,000.00             288,000.00     1        360,000.00     Standard
6519316209    20301001  3,183.50       423,750.00             423,479.78     1        565,000.00     Reduced
6522051975    20301001  4,537.66       604,000.00             603,614.84     1        755,000.00     Standard
6522561817    20301001  2,204.21       290,000.00             289,819.75     1        363,000.00     Standard
6522848610    20301001  2,568.67       337,950.00             337,739.94     1        425,000.00     Reduced
6524276059    20301001  2,248.26       306,400.00             306,194.41     1        403,000.00     Standard
6525449622    20301101  2,559.03       357,200.00             357,200.00     1        475,000.00     Reduced
6526251001    20301001  1,969.81       259,160.00             258,998.91     1        325,000.00     Reduced
6526682569    20301001  2,587.10       370,000.00             369,712.50     1        515,000.00     Reduced
6526904104    20301101  3,844.57       500,000.00             500,000.00     1        900,000.00     Standard
6527466970    20301101  4,263.41       588,000.00             588,000.00     1        735,000.00     Standard
6527891102    20301001  2,013.46       274,400.00             274,215.87     1        310,000.00     Reduced        06
6528005330    20301001  2,568.18       350,000.00             349,765.15     1        489,000.00     Reduced
6528278689    20301001  4,883.24       650,000.00             649,585.51     1        839,000.00     Standard
6528756494    20301101  2,271.74       309,600.00             309,600.00     1        403,000.00     Reduced
6528857573    20301001  2,472.47       332,992.00             332,774.88     1        375,000.00     Standard       12
6529866466    20301001  2,918.68       384,000.00             383,761.32     1        480,000.00     Standard
6533334261    20301101  2,675.46       352,000.00             352,000.00     1        490,000.00     Standard
6533852015    20301101  2,660.26       350,000.00             350,000.00     1        620,000.00     Reduced
6534300717    20301001  3,485.39       475,000.00             474,681.28     1        675,000.00     Standard
6535184342    20301001  3,040.29       400,000.00             399,751.38     1        848,000.00     Standard
6537960939    20301001  2,403.68       319,950.00             319,745.98     1        400,000.00     Reduced
6538891695    20301001  2,359.76       310,465.00             310,272.03     1        345,000.00     Reduced        12
6539240546    20301101  2,607.88       347,130.00             347,130.00     1        497,000.00     Reduced
6541811409    20301101  7,512.67     1,000,000.00           1,000,000.00     1      1,675,000.00     Standard
6542678559    20301001  3,995.38       538,100.00             537,748.01     1        900,000.00     Reduced
6546127199    20301001  3,215.43       428,000.00             427,727.07     1        699,000.00     Reduced
6546816627    20301001  2,148.63       286,000.00             285,817.62     1        470,000.00     Reduced
6547506029    20301001  3,040.29       400,000.00             399,751.38     6        860,000.00     Standard
6548470092    20301101  3,365.68       448,000.00             448,000.00     6        720,000.00     Standard
6549305289    20301101  2,524.26       336,000.00             336,000.00     1        465,000.00     Standard
6551722090    20301101  2,503.98       341,250.00             341,250.00     6        455,000.00     Reduced
6552864180    20301001  2,128.21       280,000.00             279,825.96     8        350,000.00     Standard
6552896596    20301001  4,666.75       636,000.00             635,573.25     1        795,000.00     Reduced
6553133072    20301001  2,734.62       364,000.00             363,767.88     1        456,000.00     Reduced
6554306065    20301101  2,645.55       364,868.00             364,868.00     1        457,000.00     Reduced
6554586047    20301101  3,712.36       512,000.00             512,000.00     1        640,000.00     Reduced
6555637179    20301001  2,333.37       300,000.00             299,822.88     1        353,000.00     Standard       06
6556133004    20301101  2,116.48       291,900.00             291,900.00     1        420,000.00     Standard
6557747083    20301101  2,716.11       374,600.00             374,600.00     1        470,000.00     Standard
6558064454    20301101  2,614.31       340,000.00             340,000.00     6        515,000.00     Standard
6560186048    20301101  3,154.13       392,000.00             392,000.00     1        560,000.00     Standard
6562422532    20301001  2,629.44       350,000.00             349,776.81     1        610,000.00     Standard
6562586237    20301101  2,093.76       272,300.00             272,300.00     1        389,000.00     Reduced
6563518585    20301101  3,238.19       452,000.00             452,000.00     1        565,000.00     Reduced
6563895629    20301001  3,329.62       443,200.00             442,917.38     1        560,000.00     Standard
6565208052    20301001  2,705.86       356,000.00             355,778.72     8        445,000.00     Standard
6565552335    20301001  2,568.18       350,000.00             349,765.15     1        640,000.00     Standard
6565784847    20301001  4,408.42       580,000.00             579,639.50     1        725,000.00     Standard
6568488370    20301001  2,465.45       336,000.00             335,774.55     1        420,000.00     Reduced
6568697459    20301101  5,583.04       770,000.00             770,000.00     6      1,800,000.00     Standard
6569251066    20301001  2,265.02       298,000.00             297,814.77     6        400,000.00     Standard
6572889647    20301001  3,756.34       500,000.00             499,681.16     1      2,189,000.00     Reduced
6573028344    20301001  2,523.45       332,000.00             331,793.63     1        415,000.00     Reduced
6575043366    20301101  2,491.28       324,000.00             324,000.00     1        411,000.00     Standard
6575423626    20301001  2,942.99       350,000.00             349,827.84     1        475,000.00     Standard
6579056034    20301001  2,523.45       332,000.00             331,793.63     1        420,000.00     Reduced
6579376697    20300901  2,494.80       340,000.00             339,542.22     1        418,000.00     Reduced        12
6579480721    20301101  2,714.93       370,000.00             370,000.00     1        650,000.00     Standard
6581713705    20301101  3,364.33       464,000.00             464,000.00     8        600,000.00     Standard
6582029721    20301101  3,668.83       500,000.00             500,000.00     1        685,000.00     Reduced
6585030189    20301001  3,441.61       452,800.00             452,518.56     1        566,000.00     Standard
6586345537    20301101  4,217.39       568,000.00             568,000.00     1        710,000.00     Standard
6586931336    20301101  2,690.52       342,000.00             342,000.00     1        390,000.00     Reduced        06
6588049350    20301001  2,568.18       350,000.00             349,765.15     1        559,000.00     Reduced
6588776283    20301101  3,422.33       472,000.00             472,000.00     1        600,000.00     Reduced
6588982634    20301001  2,137.71       281,250.00             281,075.18     1        375,000.00     Standard
6589000006    20301101  2,629.44       350,000.00             350,000.00     6      1,100,000.00     Standard
6589298188    20301101  2,629.44       350,000.00             350,000.00     1        580,000.00     Reduced
6590439078    20301001  2,614.41       348,000.00             346,778.09     1        436,000.00     Reduced
6590538515    20301101  2,498.47       340,500.00             340,500.00     1        458,000.00     Reduced
6592269648    20301001  2,321.42       309,000.00             308,802.96     6        413,000.00     Standard
6593340828    20301001  2,212.65       298,000.00             297,805.06     1        385,000.00     Reduced
6594052612    20301001  3,005.07       400,000.00             399,744.93     1        576,000.00     Standard
6594702018    20301001  4,883.24       650,000.00             649,585.51     1        995,000.00     Standard
6595273522    20301101  3,167.93       412,000.00             412,000.00     8      1,200,000.00     Standard
6596295656    20301101  2,937.30       410,000.00             410,000.00     1        715,000.00     Standard
6598423173    20301001  4,767.27       620,000.00             619,624.40     1        775,000.00     Reduced
6598572417    20301001  2,870.05       369,000.00             368,782.14     1        415,000.00     Reduced        13
6599089858    20301001  3,275.15       435,950.00             435,672.01     1        586,000.00     Reduced
6599637615    20301101  3,794.17       511,000.00             511,000.00     1        731,000.00     Reduced
6600218041    20301101  2,273.82       313,600.00             313,600.00     1        395,000.00     Standard
6601655258    20301001  3,621.36       499,450.00             499,106.28     1        562,000.00     Reduced        13
6602637230    20301001  2,152.96       280,000.00             279,830.37     1        350,000.00     Reduced
6603707743    20301101  1,960.20       264,000.00             264,000.00     1        330,000.00     Standard
6604849742    20301001  7,600.73     1,000,000.00             999,378.44     1      1,535,000.00     Standard
6604879871    20301101  2,268.02       312,800.00             312,800.00     1        391,000.00     Reduced
6604919784    20301001  2,007.59       273,600.00             272,916.41     1        342,000.00     Reduced
6604965563    20301101  2,033.32       290,800.00             290,800.00     1        370,000.00     Standard
6606227061    20301101  3,676.52       489,375.00             489,375.00     1        653,000.00     Standard
6606787692    20301001  4,147.00       552,000.00             551,648.00     1        700,000.00     Standard
6610037795    20301001  2,634.22       359,000.00             358,759.11     8        455,000.00     Standard
6611699114    20301001  2,006.87       261,000.00             260,841.88     1        290,000.00     Reduced        12
6612154887    20301001  2,046.08       285,600.00             284,593.25     1        360,000.00     Reduced
6612209988    20301001  2,280.22       300,000.00             299,813.53     1        375,000.00     Reduced
6612884749    20301001  4,507.60       600,000.00             599,617.40     1        750,000.00     Standard
6614697842    20301101  1,989.90       268,000.00             268,000.00     1        335,000.00     Reduced
6614856034    20301001  2,472.75       325,330.00             325,127.78     8        425,000.00     No Ratio
6614886106    20301001  2,262.22       312,000.00             311,785.28     1        390,000.00     Reduced
6615057467    20301001  2,827.78       390,000.00             389,731.51     1        650,000.00     Standard
6615066203    20301001  2,568.66       330,250.00             330,055.01     1        415,000.00     Reduced
6615932560    20301101  2,285.36       304,200.00             304,200.00     1        360,000.00     Standard       01
6616506579    20301101  3,118.49       420,000.00             420,000.00     1        530,000.00     Reduced
6617460370    20301001  2,223.75       296,000.00             295,811.25     1        372,000.00     Reduced
6618235821    20301001  2,833.37       381,600.00             381,350.38     1        477,000.00     Reduced
6620438686    20301001  2,189.01       288,000.00             287,820.99     1        360,000.00     Reduced
6620727658    20301001  3,756.34       500,000.00             499,681.16     1        800,000.00     Reduced
6621101739    20301101  2,186.66       294,500.00             294,500.00     1        310,000.00     Reduced        01
6622693619    20301001  2,908.91       387,200.00             386,953.09     1        484,000.00     Standard
6623548903    20301101  4,415.20       587,700.00             587,700.00     8      1,000,000.00     No Ratio
6624158777    20301001  2,128.21       280,000.00             279,804.17     6        350,000.00     Standard
6625084378    20301001  2,121.58       282,400.00             282,219.92     1        353,000.00     Reduced
6625380115    20301001  2,962.57       399,000.00             398,738.99     6        570,000.00     Reduced
6626340720    20301001  4,148.48       545,800.00             545,460.75     1        682,300.00     Reduced
6626914342    20301001  2,242.22       295,000.00             294,816.63     1        390,000.00     Reduced
6627666420    20301001  2,598.75       350,000.00             349,771.04     6        660,000.00     Reduced
6628750892    20301001  2,494.80       336,000.00             335,780.20     1        420,000.00     Reduced
6631823462    20301001  2,856.02       380,160.00             379,917.58     1        508,000.00     Reduced
6632489016    20301101  4,883.24       650,000.00             650,000.00     1        960,000.00     Reduced
6633751745    20301101  2,914.92       388,000.00             388,000.00     1        485,000.00     Reduced
6634937111    20301001  3,257.50       433,600.00             433,323.50     1        580,000.00     Reduced
6635216044    20301001  2,673.00       360,000.00             359,764.50     1        450,000.00     Reduced
6636172220    20300901  2,523.45       332,000.00             331,584.26     1        425,000.00     Standard
6636300185    20301001  2,583.76       343,920.00             343,700.69     1        430,000.00     Reduced
6636556497    20301101  3,668.83       500,000.00             500,000.00     1        800,000.00     Standard
6638574126    20301101  2,548.06       360,000.00             360,000.00     1        460,000.00     Reduced
6641049298    20301001  2,269.08       305,600.00             305,329.66     1        385,000.00     Reduced
6641794448    20301001  3,004.22       386,250.00             385,926.17     1        515,000.00     Standard
6642562711    20301101  4,454.99       600,000.00             600,000.00     1        950,000.00     Reduced
6643489872    20301101  2,600.85       338,250.00             338,250.00     1        451,000.00     Standard
6646671682    20301001  2,249.82       296,000.00             295,816.01     1        442,000.00     Reduced
6647473492    20301001  2,346.30       316,000.00             315,793.28     1        395,000.00     Standard
6648003660    20301101  3,972.37       535,000.00             535,000.00     1        815,000.00     Reduced
6650049346    20301001  2,935.06       400,000.00             399,731.61     6        800,000.00     Standard
6653115607    20301101  2,189.01       288,000.00             288,000.00     1        360,000.00     Reduced
6653748399    20301001  2,568.18       350,000.00             349,765.15     1        650,000.00     Reduced
6653839693    20301001  2,794.01       390,000.00             389,724.74     1        520,000.00     Reduced
6661117389    20301001  2,128.21       280,000.00             279,825.96     1        350,000.00     Reduced
6663326103    20301101  3,045.30       420,000.00             420,000.00     1        710,000.00     Reduced
6663632112    20301101  2,091.23       285,000.00             285,000.00     8        510,000.00     Standard
6663676200    20301001  2,424.64       319,000.00             318,801.71     1        440,000.00     Standard
6664046452    20301001  3,694.67       497,600.00             497,274.50     1        622,000.00     Standard
6664237614    20301101  2,903.48       382,000.00             382,000.00     6        520,000.00     Standard
6664897607    20301001  2,376.00       320,000.00             319,790.67     1        403,000.00     Standard
6665568637    20301001  2,201.30       300,000.00             299,798.70     1        740,000.00     Reduced
6666384067    20301001  4,168.96       536,000.00             535,683.54     1        670,000.00     Reduced
6667676693    20301001  4,997.94       650,000.00             649,606.23     8      1,500,000.00     Standard
6668254912    20301101  2,400.30       319,500.00             319,500.00     1        355,000.00     Reduced        13
6669655489    20301001  4,778.06       636,000.00             635,594.44     1        799,000.00     Standard
6670077798    20301001  4,769.47       650,000.00             649,563.86     1        960,000.00     Standard
6671260088    20301101  3,082.01       430,200.00             430,200.00     1        485,000.00     Standard       13
6671372487    20301101  4,640.45       640,000.00             640,000.00     1        800,000.00     Reduced
6671424353    20301101  2,645.23       360,500.00             360,500.00     1        515,000.00     Standard
6671857719    20301001  3,380.70       450,000.00             449,713.05     1      3,000,000.00     Reduced
6671892989    20301101  3,583.55       477,000.00             477,000.00     6      1,350,000.00     Reduced
6672221998    20301001  3,897.66       512,800.00             512,481.26     1        641,000.00     Standard
6672558761    20301001  2,704.56       360,000.00             359,770.44     1        450,000.00     Reduced
6673103674    20301001  2,744.28       374,000.00             373,749.05     1        580,000.00     Reduced
6673340227    20301001  2,054.55       280,000.00             279,812.12     1        370,000.00     Standard
6673750805    20301001  2,429.77       316,000.00             315,808.56     1        400,000.00     Standard
6674462905    20301001  2,969.99       400,000.00             339,332.09     1        700,000.00     Reduced
6675417346    20301101  3,136.73       427,484.00             427,484.00     1        535,000.00     Standard
6678832590    20301001  3,353.83       431,200.00             430,945.42     1        540,000.00     Standard
6679404654    20301001  2,054.55       280,000.00             279,812.12     1        350,000.00     Reduced
6681324973    20301001  2,279.47       289,750.00             289,583.29     1        305,000.00     Standard       12
6683257437    20301001  2,888.28       380,000.00             379,763.80     1        645,000.00     Reduced
6683792896    20301101  3,936.64       524,000.00             524,000.00     1        660,000.00     Standard
6685846203    20301001  2,144.55       282,150.00             281,939.78     1        297,000.00     Reduced        12
6686879054    20301001  4,651.65       612,000.00             611,619.60     1        790,000.00     Standard
6687626827    20301101  2,086.78       274,550.00             274,550.00     1        350,000.00     Standard
6687667912    20301001  2,008.15       287,200.00             286,986.85     1        359,000.00     Reduced
6688743753    20301001  2,253.80       300,000.00             299,808.70     1        649,000.00     Standard
6689976832    20301101  3,077.41       440,123.00             440,123.00     1        490,000.00     Standard       06
6690940017    20301101  2,441.62       325,000.00             325,000.00     1        715,000.00     Reduced
6692014589    20301001  2,878.86       383,200.00             382,955.64     1        480,000.00     Reduced
6692171199    20301001  2,993.76       408,000.00             407,726.24     1        519,000.00     Reduced
6693466283    20301001  2,242.27       298,464.00             298,273.67     1        374,000.00     Standard
6694502623    20301001  2,321.40       332,000.00             331,753.60     1        415,000.00     Reduced
6694990356    20301101  2,701.30       355,400.00             355,400.00     1        395,000.00     Standard       06
6695640323    20301001  3,118.49       420,000.00             419,725.26     1        531,000.00     Standard
6696430021    20301001  3,042.63       405,000.00             404,741.75     8        520,000.00     Standard
6697023874    20301001  3,585.27       471,700.00             471,406.80     1        600,000.00     Standard
6697112370    20301001  3,191.00       415,000.00             414,748.41     1        525,000.00     Reduced
6697932678    20301001  2,088.00       295,000.00             294,786.48     1        390,000.00     Reduced
6698943591    20301101  2,817.66       384,000.00             384,000.00     1        480,000.00     Reduced
6699111560    20301101  2,028.42       270,000.00             270,000.00     1        300,000.00     Standard       12
6703518065    20301101  3,059.16       407,200.00             407,200.00     1        510,000.00     Reduced
6703772803    20301001  3,465.93       456,000.00             455,716.57     1        570,000.00     Reduced
6704653671    20301001  3,844.57       500,000.00             499,697.10     1        625,000.00     Standard
6705163241    20301001  3,259.57       439,000.00             438,712.83     1        645,000.00     Standard
6705686670    20301001  1,815.43       256,490.00             256,304.35     1        270,000.00     Standard       13
6706011894    20301101  4,913.11       617,500.00             617,500.00     1        950,000.00     Standard
6706553788    20301001  2,384.74       325,000.00             324,781.93     1        822,000.00     Reduced
6707242308    20301101  3,108.09       428,660.00             428,660.00     1        565,000.00     Reduced
6708100216    20301101  2,406.75       328,000.00             328,000.00     1        410,000.00     Reduced
6709511817    20301001  4,357.35       580,000.00             579,630.15     1        725,000.00     Standard
6709963158    20301101  2,491.28       324,000.00             324,000.00     1        405,000.00     Reduced
6714118038    20301101  2,690.66       354,000.00             354,000.00     8        750,000.00     Standard
6715659626    20301001  3,504.98       472,052.00             471,743.21     1        592,000.00     Standard
6717168386    20301101  2,176.85       286,400.00             286,400.00     6        400,000.00     Standard
6717504887    20301101  2,689.62       380,000.00             380,000.00     1        521,000.00     Standard
6719240209    20301101  2,175.21       300,000.00             300,000.00     1        415,000.00     Standard
6719965631    20301001  2,704.56       360,000.00             359,770.44     1        450,000.00     Reduced
6719995166    20301001  2,469.49       336,550.00             336,324.18     1        420,719.00     Reduced
6720845186    20301101  2,245.28       302,395.00             302,395.00     8        400,000.00     No Ratio
6723833668    20301001  2,595.09       337,500.00             337,295.54     6        450,000.00     Standard
6725350331    20301001  2,329.05       317,411.00             317,198.02     1        398,000.00     Reduced
6725671785    20301001  1,875.66       265,000.00             264,808.19     1        381,000.00     Reduced
6726435685    20301001  2,110.67       274,500.00             274,333.71     8      8,000,000.00     No Ratio
6726790493    20301001  2,336.31       318,400.00             318,186.36     1        400,000.00     Standard
6726804518    20301001  3,036.49       399,500.00             399,251.69     1        470,000.00     Standard       12
6728917151    20290501  2,029.48       297,500.00             293,100.89              425,000.00
6730000558    20301001  2,286.90       308,000.00             307,798.52     1        395,000.00     Standard
6730546022    20301001  2,922.43       389,000.00             388,751.95     1        535,000.00     Reduced
6732747446    20301001  3,040.29       400,000.00             399,751.38     1        750,000.00     Standard
6736434751    20301101  2,659.49       354,000.00             354,000.00     6        575,000.00     Standard
6737323359    20301001  2,229.85       290,000.00             289,741.82     8        470,000.00     Standard
6740048605    20301101  2,660.26       350,000.00             350,000.00     6        600,000.00     Reduced
6741245077    20301101  4,079.74       556,000.00             556,000.00     1        700,000.00     Reduced
6742090084    20301101  2,413.12       325,000.00             325,000.00     6        950,000.00     Standard
6743007632    20301001  2,201.30       300,000.00             299,298.70     1        393,000.00     Reduced
6746629804    20301001  6,232.60       820,000.00             819,490.32     8      1,500,000.00     Standard
6746850111    20301101  4,769.47       650,000.00             650,000.00     1      1,625,000.00     Standard
6747251327    20301001  4,035.71       550,000.00             549,630.96     1      1,150,000.00     Standard
6747628243    20301001  2,229.85       290,000.00             289,824.32     1        420,000.00     Reduced
6748323273    20301001  4,883.24       650,000.00             649,585.51     1      1,105,000.00     Reduced
6749790819    20301101  3,207.59       432,000.00             432,000.00     1        675,000.00     Reduced
6751295004    20301101  2,635.69       359,200.00             359,200.00     1        470,000.00     Standard
6751346104    20301001  2,149.24       300,000.00             299,788.26     1        410,000.00     Reduced
6752706405    20301101  2,312.83       315,200.00             315,200.00     1        394,000.00     Reduced
6753216875    20301001  2,360.11       300,000.00             299,701.01     1        320,000.00     Standard       12
6754671581    20301001  2,572.34       342,400.00             342,181.66     1        428,000.00     Reduced
6757003865    20301001  2,907.41       387,000.00             386,753.22     1        532,000.00     Standard
6757277972    20301001  2,254.84       293,250.00             293,072.35     1        348,000.00     Reduced        13
6757738858    20301001  2,163.65       288,000.00             287,816.35     1        365,000.00     Standard
6757895864    20301001  2,506.66       326,000.00             325,802.51     1        455,000.00     Standard
6761901591    20301001  3,146.02       413,910.00             413,652.73     1        460,000.00     Reduced        12
6764063001    20301001  2,274.68       310,000.00             309,791.99     1        420,000.00     Reduced
6765554438    20251001  2,710.62       355,000.00             354,619.07     1        585,000.00     Reduced
6765682858    20301001  3,485.88       464,000.00             463,704.12     1        580,000.00     Standard
6765876369    20301101  3,666.59       482,400.00             482,400.00     1        605,000.00     Standard
6767492744    20301001  4,256.41       560,000.00             559,651.92     1        710,000.00     Reduced
6767701052    20301101  2,576.37       364,000.00             364,000.00     1        460,000.00     Reduced
6768144492    20300801  2,898.94       364,350.00             363,732.65     6        610,000.00     Standard
6769303196    20301001  2,813.27       388,000.00             387,732.98     1        485,000.00     Reduced
6770720693    20301001  2,635.87       355,000.00             354,767.78     1        655,000.00     Reduced
6770930979    20301101  2,031.43       270,400.00             270,400.00     1        338,000.00     Reduced
6773533242    20301001  2,698.26       355,000.00             354,779.34     1        575,000.00     Standard
6774049313    20301001  3,040.29       399,999.00             399,750.37     1        502,000.00     Reduced
6775702712    20301001  2,021.66       269,100.00             268,928.40     1        300,000.00     Reduced        01
6776870351    20300901  4,613.49       600,000.00             599,270.45     1        800,000.00     Standard
6777554749    20301001  2,323.29       292,000.00             291,836.29     1        365,000.00     Standard
6779407722    20301101  3,712.49       500,000.00             500,000.00     1        895,000.00     Reduced
6779629838    20301001  2,921.88       380,000.00             379,769.79     1        475,000.00     Standard
6779697819    20301101  2,166.21       285,000.00             285,000.00     6        500,000.00     Reduced
6780750714    20301001  3,826.73       492,000.00             491,709.52     1        615,000.00     Standard
6782652116    20301101  2,553.51       348,000.00             348,000.00     1        435,000.00     Standard
6782844036    20301101  3,771.89       508,000.00             508,000.00     1        635,000.00     Reduced
6783652636    20301001  2,204.21       290,000.00             289,819.75     1        390,000.00     Standard
6783675140    20301001  2,910.59       392,000.00             391,743.58     1        522,000.00     Standard
6784512177    20301101  3,298.32       466,000.00             466,000.00     1        650,000.00     Reduced
6784641976    20301001  2,429.77       316,000.00             315,808.56     1        395,000.00     Reduced
6785440121    20301001  3,260.20       424,000.00             423,743.13     1        534,000.00     Reduced
6786482874    20301001  2,614.41       348,000.00             347,778.09     1        445,000.00     Reduced
6786633302    20301001  3,530.96       470,000.00              96,904.82     1        647,000.00     Reduced
6786655412    20301001  2,288.07       301,032.00             300,844.88     8        440,000.00     Reduced
6787500559    20301001  2,088.53       278,000.00             277,822.72     1        350,000.00     Reduced
6788675905    20301001  2,896.89       385,600.00             385,354.11     1        485,000.00     Standard
6789295745    20301001  4,883.24       650,000.00             649,585.51     1        830,000.00     Standard
6789314520    20301001  2,108.86       265,050.00             264,901.41     1        279,000.00     Standard       01
6790403775    20301101  4,769.47       650,000.00             650,000.00     1      1,600,000.00     Standard
6794513017    20301001  3,040.29       400,000.00             399,751.38     6        650,000.00     Standard
6795880555    20301001  2,792.70       363,200.00             362,979.97     1        454,000.00     Standard
6797571848    20301001  2,037.00       268,000.00             267,833.42     1        335,000.00     Standard
6798506140    20301001  2,454.38       319,200.00             318,961.00     1        400,000.00     Reduced
6799868531    20301101  2,194.17       310,000.00             310,000.00     1        625,000.00     Reduced
6800114784    20301101  2,103.55       280,000.00             280,000.00     6        655,000.00     Reduced
6800325117    20301001  2,845.15       370,021.00             369,796.83     1        411,135.00     Reduced        12
6800594662    20301101  4,021.04       548,000.00             548,000.00     1        685,000.00     Reduced
6804494067    20300901  3,021.29       397,500.00             397,004.13     8        530,000.00     Reduced
6804570742    20301001  2,230.65       304,000.00             303,796.02     1        380,000.00     Standard
6805805113    20301101  2,356.28       317,345.00             317,345.00     1        410,000.00     Reduced
6806169071    20301001  2,434.11       324,000.00             323,793.39     1        410,000.00     Reduced
6806220338    20301101  5,503.24       750,000.00             750,000.00     8      1,125,000.00     Standard
6806236094    20301001  2,935.06       400,000.00             399,731.61     1        600,000.00     Reduced
6806593627    20301101  3,644.74       496,717.00             496,717.00     8        730,000.00     Reduced
6806693716    20301001  3,563.99       480,000.00             479,686.01     1        600,000.00     Reduced
6806901838    20301101  3,005.07       400,000.00             400,000.00     1        896,000.00     Standard
6807646861    20301001  3,522.08       480,000.00             479,677.92     1        600,000.00     Standard
6807671810    20301001  4,499.63       592,000.00             591,632.04     1        775,000.00     Reduced
6807981524    20301001  3,101.10       408,000.00             407,746.40     1        510,000.00     Reduced
6808343237    20301101  4,402.59       600,000.00             600,000.00     1        750,000.00     Reduced
6808650904    20301101  4,153.20       572,800.00             572,800.00     1        720,000.00     Standard
6809444299    20301001  2,059.62       267,860.00             267,697.72     1        335,000.00     Standard
6809952150    20301001  2,424.64       319,000.00             318,801.71     1        435,000.00     Reduced
6810064466    20301001  2,942.63       391,688.00             391,438.23     1        495,000.00     Standard
6811847547    20301001  4,997.94       650,000.00             649,606.23     1        825,000.00     Standard
6813801054    20301101  4,883.24       650,000.00             650,000.00     1      1,100,000.00     Standard
6813942007    20301101  3,118.49       420,000.00             420,000.00     1        555,000.00     Standard
6814154727    20301101  2,580.61       343,500.00             343,500.00     6      1,200,000.00     Reduced
6816019407    20301001  2,292.52       320,000.00             319,774.15     1        425,000.00     Reduced
6816269911    20301001  2,153.25       290,000.00             289,510.29     1        535,000.00     Standard
6816659053    20301001  3,341.24       450,000.00             449,705.63     8      1,650,000.00     Reduced
6816678913    20301101  2,788.31       380,000.00             380,000.00     1        475,000.00     Reduced
6817056861    20301101  2,338.87       315,000.00             315,000.00     1        525,000.00     Standard
6819353506    20301101  2,406.75       328,000.00             328,000.00     1        423,500.00     Standard
6820171020    20301001  3,800.37       500,000.00             499,689.21     1        729,000.00     Standard
6820464987    20301001  2,132.46       287,200.00             287,012.12     1        360,000.00     Reduced
6820722863    20301001  3,568.52       475,000.00             474,697.11     1        850,000.00     Reduced
6822119936    20301101  4,454.99       600,000.00             600,000.00     1        880,000.00     Reduced
6822469190    20301101  4,402.59       600,000.00             600,000.00     1        809,000.00     Standard
6822937063    20301001  2,217.74       295,200.00             295,011.76     1        369,000.00     Standard
6825121731    20301101  2,052.20       270,000.00             270,000.00     1        300,000.00     Standard       13
6825738617    20301001  2,525.36       352,500.00             352,251.20     6        670,000.00     Reduced
6828226115    20301101  2,306.75       300,000.00             300,000.00     1        485,000.00     Reduced
6829222964    20301001  2,116.05       278,400.00             278,226.95     1        348,000.00     Standard
6829996161    20301101  3,936.64       524,000.00             524,000.00     1        655,000.00     Reduced
6832670050    20301001  1,962.69       261,250.00             261,083.40     1        280,000.00     Standard       01
6832786336    20301001  2,189.01       288,000.00             287,820.99     8        385,000.00     Reduced
6833486209    20301001  2,506.73       349,900.00             349,653.04     1        440,000.00     Standard
6834681899    20301101  2,401.83       316,000.00             316,000.00     1        395,000.00     Reduced
6835170314    20301001  2,932.87       395,000.00             394,741.61     1        795,000.00     Reduced
6837914826    20301001  2,135.81       281,000.00             280,825.34     1        381,000.00     Reduced
6838023197    20301001  2,719.35       384,200.00             383,921.92     1        525,000.00     Standard       06
6838659107    20301001  3,857.84       496,000.00             495,707.16     1        641,000.00     Reduced
6838697487    20301001  2,248.00       282,538.00             282,379.60     8        450,000.00     Reduced
6839633580    20301001  2,918.68       384,000.00             383,761.32     1        480,000.00     Standard
6840605197    20301001  2,460.53       320,000.00             319,806.14     1        400,000.00     Reduced
6841420828    20301101  1,884.31       256,800.00             256,800.00     1        325,000.00     Standard
6842939719    20301101  2,550.56       339,500.00             339,500.00     1        439,500.00     Reduced
6845004610    20301001  2,113.01       278,000.00             277,827.20     1        348,000.00     Reduced
6845070595    20301001  3,167.93       412,000.00             411,750.40     8        720,000.00     Reduced
6845927257    20301101  2,313.91       308,000.00             308,000.00     1        385,000.00     Standard
6846261672    20301101  2,450.25       330,000.00             330,000.00     1        455,000.00     Reduced
6846395272    20301001  4,826.24       650,000.00             649,574.80     1        860,000.00     Standard
6846970470    20301001  2,525.89       328,500.00             328,300.98     1        365,000.00     Standard       01
6847545354    20301001  3,075.66       400,000.00             399,757.67     1      2,200,000.00     Reduced
6848321599    20301101  2,383.59       313,600.00             313,600.00     1        392,000.00     Reduced
6848741531    20301101  4,529.89       610,088.00             610,088.00     1        775,000.00     Reduced
6849101131    20301001  3,875.33       504,000.00             503,694.67     1        630,000.00     Reduced
6850268050    20301001  2,346.30       316,000.00             315,618.66     1        395,000.00     Reduced
6851909231    20301001  4,997.94       650,000.00             649,606.23     1      1,000,000.00     Reduced
6854394498    20301001  7,867.01     1,000,000.00             999,424.66     1      2,150,000.00     Standard
6855292360    20301001  2,146.27       292,500.00             292,103.73     1        325,000.00     Standard       01
6856383499    20301001  2,153.59       308,000.00             307,771.41     1        389,000.00     Reduced
6856958993    20301001  3,005.07       400,000.00             399,744.93     1        550,000.00     Reduced
6857605130    20301001  3,989.23       531,000.00             530,661.31     6        819,000.00     Standard
6859804830    20251101  2,456.03       311,500.00             311,500.00     1        350,000.00     Standard       06
6861141783    20301001  4,397.42       558,970.00             558,648.40     1        705,000.00     Reduced
6861315650    20301001  3,698.18       504,000.00             503,661.82     1        630,000.00     Reduced
6861322177    20301001  2,758.66       367,200.00             366,965.84     1        459,500.00     Standard
6864429458    20301001  2,100.04       270,000.00             269,840.59     1        300,000.00     Standard       12
6869440013    20301001  2,737.83       352,000.00             351,792.17     1        440,500.00     Reduced
6871286016    20301001  3,184.51       439,200.00             438,897.74     1        549,000.00     Reduced
6871781560    20301101  2,876.36       392,000.00             392,000.00     1        490,000.00     Reduced
6872727174    20301001  2,230.06       303,920.00             303,041.71     1        382,000.00     Reduced
6877479540    20301001  4,940.47       650,000.00             647,036.46     1        855,000.00     Reduced
6877704988    20301001  2,584.25       340,000.00             339,788.67     6        500,000.00     Standard
6879062229    20301001  3,121.63       396,800.00             396,571.70     1        500,000.00     Reduced
6879870274    20301001  2,406.75       328,000.00             327,779.92     1        425,000.00     Standard
6880007569    20301001  3,117.76       415,000.00             414,653.13     1        895,000.00     Standard
6882530030    20301001  2,565.25       337,500.00             337,290.22     1        395,000.00     Reduced        12
6883276807    20301001  4,157.99       560,000.00             559,633.68     1        715,000.00     Standard
6883804228    20301001  3,040.29       400,000.00             399,751.38     1        525,000.00     Standard
6885040193    20301001  2,718.11       353,500.00             353,285.85     8        410,000.00     Standard       12
6885121183    20301001  2,770.88       356,250.00             356,039.67     6        475,000.00     Standard
6888119622    20301001  2,296.92       309,350.00             309,147.64     8        880,000.00     Reduced
6888418826    20301001  3,095.22       412,000.00             411,737.28     1        515,000.00     Reduced
6889630007    20301001  2,705.86       356,000.00             355,778.72     1        445,000.00     Reduced
6890577759    20301001  2,829.61       368,000.00             367,777.06     1        460,000.00     Reduced
6891764752    20301001  4,657.86       620,000.00             619,604.64     1        840,000.00     Reduced
6892617314    20301001  2,479.18       330,000.00             329,789.57     1        525,000.00     Reduced
6893873684    20301001  2,213.09       272,000.00             271,855.24     8        340,000.00     Reduced
6897185051    20301001  2,176.03       283,000.00             282,828.55     1        315,000.00     Reduced        12
6902779252    20301001  2,704.56       360,000.00             359,770.44     1        520,000.00     Reduced
6906889289    20301001  3,769.58       495,950.00             495,641.74     1        620,000.00     Standard
6908363234    20301101  3,756.34       500,000.00             500,000.00     1        860,000.00     Reduced
6908424986    20301001  1,953.30       260,000.00             259,825.45     1        330,000.00     Standard
6909098904    20301001  3,059.09       412,000.00             411,730.49     1        548,000.00     Standard
6909103365    20301001  2,201.30       300,000.00             299,798.70     1        470,000.00     Reduced
6910451548    20301001  2,645.07       344,000.00             343,791.60     1        430,000.00     Reduced
6911358718    20301001  2,223.75       296,000.00             295,811.25     1        380,000.00     Reduced
6911668611    20301001  2,253.80       300,000.00             299,808.70     1        375,000.00     Standard
6911758818    20301001  2,868.53       377,402.00             377,167.42     1        475,000.00     Standard
6912455729    20301001  2,199.10       286,000.00             285,826.73     6        625,000.00     Standard
6915475393    20301101  2,557.32       340,400.00             340,400.00     1        425,500.00     Reduced
6916098707    20301001  2,247.72       310,000.00             309,786.66     1        450,000.00     Reduced
6916258632    20300601  4,757.66       618,750.00             616,457.38     6        825,000.00     Standard
6917443555    20301001  2,475.28       329,480.00             329,269.90     1        415,000.00     Reduced
6917483692    20301001  3,634.56       462,000.00             461,734.19     1        660,000.00     Standard
6921685373    20301001  2,177.82       280,000.00             279,834.68     1        437,000.00     Reduced
6921765969    20301001  2,133.60       284,000.00             283,818.90     1        355,000.00     Standard
6922929788    20301001  2,650.91       340,825.00             340,623.77     1        370,000.00     Reduced        13
6924359372    20301001  1,995.37       265,600.00             265,430.63     1        335,000.00     Reduced
6924568568    20301001  4,500.92       613,400.00             612,988.41     1        830,000.00     Reduced
6924694364    20301001  2,850.28       375,000.00             374,766.91     8        800,000.00     Standard
6925658889    20301001  2,823.35       380,250.00             380,001.26     1        422,500.00     Standard       12
6928042412    20301001  3,492.72       476,000.00             475,680.61     1        595,000.00     Reduced
6930722886    20301001  2,891.29       389,400.00             389,145.27     1        650,000.00     No Ratio
6930779167    20301001  2,290.60       294,500.00             294,326.12     1        310,000.00     Standard       12
6931327891    20301001  3,015.59       396,750.00             396,503.39     1        550,000.00     Reduced
6932568501    20300901  2,566.33       341,600.00             341,162.84     1        427,000.00     Standard
6932721274    20301001  2,373.64       295,000.00             294,838.86     1        369,000.00     Reduced
6936499083    20301001  2,630.19       350,100.00             349,876.75     1        397,500.00     Reduced        13
6937144324    20301001  4,867.66       640,420.00             640,021.94     1        810,000.00     Standard
6938037782    20301001  3,075.66       400,000.00             399,757.67     1        675,000.00     Standard
6938755425    20301001  2,245.23       292,000.00             291,823.10     6        365,000.00     Reduced
6939016777    20290501  1,937.61       287,600.00             283,244.58              415,000.00     Unknown
6939221393    20301001  3,146.81       400,000.00             399,769.86     1        550,000.00     Reduced
6939553035    20301001  2,442.82       329,000.00             328,784.78     1        437,000.00     Reduced
6940202887    20301001  4,757.66       618,750.00             618,375.15     1        910,000.00     Reduced
6940376194    20301001  2,508.24       330,000.00             329,794.89     1        440,000.00     Reduced
6941068352    20301001  3,356.09       452,000.00             451,704.33     1        580,000.00     Reduced
6941613884    20301001  4,324.52       556,000.00             555,671.73     1        700,000.00     Standard
6941941269    20301001  4,104.40       540,000.00             539,664.35     8        725,000.00     Reduced
6947633613    20301001  2,838.87       373,500.00             373,067.85     1        415,000.00     Standard       12
6948144370    20301001  2,730.18       359,200.00             358,976.74     1        449,000.00     Reduced
6949415233    20301001  3,705.36       487,500.00             487,196.98     1        650,000.00     Standard
6949855859    20300901  2,359.79       321,600.00             321,166.98     1        430,000.00     Standard
6950094885    20301001  2,249.82       296,000.00             295,816.01     8        370,000.00     Reduced
6950290129    20301001  2,214.48       288,000.00             287,825.52     1        360,000.00     Standard
6950578465    20201001  3,000.55       352,150.00             351,570.48     8        392,000.00     Reduced        12
6952050661    20301001  2,263.69       294,400.00             294,221.64     1        368,000.00     Standard
6952203278    20301001  3,990.38       525,000.00             524,673.68     1        850,000.00     Reduced
6955941031    20301001  2,128.21       280,000.00             279,825.96     6        432,000.00     Reduced
6957196386    20301001  2,034.62       284,000.00             283,799.55     8        370,000.00     Standard
6957760223    20301001  2,494.21       332,000.00             331,788.29     1        445,000.00     Reduced
6959022531    20301001  3,313.92       436,000.00             435,729.00     1        545,000.00     Reduced
6962657281    20301001  2,306.75       300,000.00             299,818.25     1        589,000.00     Standard
6962693914    20301001  3,344.32       440,000.00             439,726.51     1        575,000.00     Standard
6965100024    20301001  3,580.78       488,000.00             487,672.55     1        610,000.00     Reduced
6965460642    20301001  2,537.42       330,000.00             329,800.08     8        549,968.00     Reduced
6967144400    20301101  2,581.25       356,000.00             356,000.00     1        445,000.00     Reduced
6968560786    20301001  2,325.20       302,400.00             301,916.80     1        380,000.00     Reduced
6969688438    20301001  2,201.30       300,000.00             299,798.70     1        486,000.00     Reduced
6975686822    20301001  2,641.56       360,000.00             359,758.44     1        450,000.00     Reduced
6976397866    20301001  2,689.54       358,000.00             357,771.71     1        610,000.00     Reduced
6976977642    20301101  2,979.49       392,000.00             392,000.00     1        490,000.00     Reduced
6981452755    20301001  4,627.81       616,000.00             614,273.58     8        795,000.00     No Ratio
6982954890    20301001  5,258.87       700,000.00             699,553.63     1      1,600,000.00     Reduced
6985539003    20301001  3,705.11       511,000.00             510,648.33     1        730,000.00     Reduced
6985672044    20301001  3,052.47       416,000.00             415,720.86     1        520,000.00     Reduced
6988370273    20301001  2,479.18       330,000.00             329,789.57     8        590,000.00     Standard
6989530123    20301001  2,758.96       376,000.00             375,747.71     1        470,000.00     Standard
6989757528    20301001  4,152.14       540,000.00             539,672.86     6        680,000.00     Standard
6989789950    20301101  2,227.81       280,000.00             280,000.00     1        350,000.00     Reduced
6990211762    20301001  2,784.37       375,000.00             374,754.69     1        650,000.00     Reduced
6990541408    20301001  2,249.82       296,000.00             295,816.01     1        370,000.00     Reduced
6991456093    20301001  4,560.44       600,000.00             599,627.06     1        889,200.00     Reduced
6992841780    20301101  2,999.69       404,000.00             404,000.00     1        520,000.00     Standard
6992895620    20301101  2,677.95       360,668.00             360,668.00     1        458,000.00     Standard
6993095212    20301001  2,289.87       304,800.00             304,605.63     1        384,000.00     Standard
6995496590    20301001  3,582.07       500,000.00             499,647.10     1        747,000.00     Reduced
6999544619    20301001  2,452.84       319,000.00             318,259.58     1        400,000.00     Standard
0028937464    20301101  2,909.67       365,700.00             365,700.00     6        560,000.00     Reduced
0029006194    20300501  3,052.40       388,000.00             386,635.95     1        485,000.00     Standard
0029006269    20300901  2,161.09       277,850.00             277,520.74     1        298,000.00     Standard       06
0029006467    20300701  3,111.16       400,000.00             399,045.12     1        500,000.00     Standard
0029007127    20300901  2,387.82       307,000.00             306,636.18     1        600,000.00     Standard
0029010188    20301001  2,485.90       323,300.00             323,104.14     1        405,000.00     Reduced
0029003373    20300901  4,293.62       558,400.00             557,721.03     1        698,000.00     Standard
0029005352    20301001  3,844.57       500,000.00             499,697.10     1        630,000.00     Standard
0029010071    20301001  4,505.07       585,900.00             585,545.06     1        732,500.00     Reduced
0023449325    20290901  1,791.03       250,000.00             247,423.31     1        360,000.00     Standard
0029015088    20301101  3,438.78       480,000.00             480,000.00     1        600,000.00     Reduced
0028911154    20301001  2,141.36       298,900.00             298,689.04     1        395,000.00     Standard
6735394097    20301101  2,006.60       264,000.00             264,000.00     1        333,000.00     Reduced
6958564228    20301101  1,960.20       264,000.00             264,000.00     1        330,000.00     Reduced
                                                          600,019,944.15


TABLE (CONTINUED)

                   Rem.      Orig.     FICO     Payment
Loan Number        Term      Term      Score    Due Date    Sales Price
-----------        ----      ----      -----    --------    -----------
6653855368         359       360        775     20001201    810,000.00
6654021077         360       360        614     20001201    430,000.00
6654175550         360       360        666     20001201    567,500.00
6654637336         359       360        667     20001201    515,000.00
6655647417         360       360        750     20001201            -
6655779582         360       360        694     20001201            -
6658136301         359       360        699     20001101            -
6660876746         360       360        783     20001201    371,000.00
0023901523         359       360        710     20001201            -
0023972458         359       360        643     20001101            -
0028232627         360       360        719     20001201    559,845.00
0028563039         357       360        697     20001101    305,000.00
0028578748         359       360        655     20001201            -
0028580074         359       360        710     20001201    534,068.00
0028581965         356       360        733     20001101    391,459.00
0028606051         359       360        703     20001101            -
0028606325         358       360        779     20001101    378,043.00
0028610012         359       360        750     20001201    419,739.00
0028624450         359       360        755     20001101    398,814.00
0028656882         359       360        736     20001201    825,000.00
0028697837         359       360        697     20001101    740,000.00
0028702546         358       360        710     20001101    301,125.00
0028719524         359       360        761     20001201            -
0028742757         359       360        722     20001101            -
0028742963         359       360        752     20001201    425,515.00
0028758696         359       360        761     20001101    391,025.00
0028771202         355       360        641     20001101            -
0028803450         357       360        750     20001101    550,000.00
0028825164         358       360        764     20001201    374,500.00
0028827491         358       360        738     20001201    380,000.00
0028830008         357       360        770     20001101    420,000.00
0028834091         359       360        762     20001201    397,764.00
0028835841         357       360        744     20001201    429,900.00
0028844462         357       360        789     20001201    380,000.00
0028847382         358       360        712     20001201    421,356.00
0028849347         359       360        730     20001201    658,000.00
0028850667         357       360        648     20001101            -
0028854461         358       360        774     20001101    421,000.00
0028858900         359       360        702     20001101            -
0028860526         358       360        787     20001201    725,000.00
0028863595         358       360        717     20001101    351,328.00
0028863603         358       360        689     20001101    360,000.00
0028863736         358       360        790     20001201    350,000.00
0028863744         359       360        761     20001201    720,000.00
0028864544         358       360        678     20001201    465,000.00
0028866614         358       360        792     20001101    950,000.00
0028869824         358       360        739     20001101    364,400.00
0028873974         358       360        713     20001101    430,000.00
0028878973         358       360        784     20001201    670,000.00
0028878981         359       360        724     20001101    290,855.00
0028879153         359       360        618     20001201            -
0028879690         358       360        777     20001201    512,500.00
0028880391         359       360        696     20001101    737,000.00
0028880706         359       360        715     20001101    579,593.00
0028880730         358       360        788     20001101    429,000.00
0028881225         358       360        741     20010101            -
0028882538         359       360        702     20001201    585,000.00
0028884047         358       360        729     20001201    372,000.00
0028884450         358       360        712     20001101    369,950.00
0028885663         358       360        705     20001201            -
0028887438         359       360        695     20001101    395,000.00
0028888147         358       360        759     20001101    286,500.00
0028888758         358       360        672     20001101    675,000.00
0028889053         359       360        729     20001201    552,292.00
0028889202         359       360        773     20001201    339,000.00
0028889756         358       360        656     20001101    499,000.00
0028892297         358       360        725     20001101    486,500.00
0028893857         358       360        722     20001201    525,000.00
0028894541         359       360        734     20001201    410,000.00
0028895548         358       360        648     20001201    299,950.00
0028895928         358       360        778     20001101    355,000.00
0028896215         358       360        725     20001201            -
0028896868         358       360        685     20001201    455,000.00
0028896900         358       360        727     20001101    460,000.00
0028897155         358       360        752     20001201    390,000.00
0028898930         358       360        691     20001201    422,500.00
0028899854         358       360        741     20001201            -
0028900157         355       360        647     20001201            -
0028900264         355       360        739     20001201    339,000.00
0028901239         357       360        743     20001101    303,000.00
0028901304         356       360        673     20001201    510,000.00
0028901502         355       360        752     20001201            -
0028901593         358       360        749     20001101    542,500.00
0028902534         358       360        747     20001201    370,000.00
0028902583         359       360        798     20001201    442,000.00
0028902807         358       360        767     20001201    282,000.00
0028903011         359       360        703     20001101    670,000.00
0028903128         359       360        707     20001101    602,944.00
0028903201         358       360        784     20001201            -
0028903243         358       360        695     20001101    550,000.00
0028904704         358       360        775     20001101    395,000.00
0028906071         359       360        759     20001101    600,000.00
0028906295         358       360        740     20001201    569,800.00
0028906576         358       360        738     20001201            -
0028907772         358       360        704     20001101    642,000.00
0028907996         358       360        743     20001101    520,000.00
0028908655         358       360        666     20001101    389,900.00
0028909679         358       360                20001101    425,000.00
0028909737         358       360        680     20001201    340,000.00
0028909935         358       360        773     20001201    430,000.00
0028909943         359       360        635     20001101    343,000.00
0028909976         359       360        791     20001101            -
0028910511         358       360        717     20001101    472,379.00
0028910750         359       360        724     20001101    423,496.00
0028910776         359       360        747     20001101    600,000.00
0028911238         358       360        774     20001201    695,000.00
0028911998         358       360        669     20001201    279,900.00
0028912533         359       360        762     20001201    406,593.00
0028912699         358       360        729     20001201    425,000.00
0028914190         359       360        762     20001201    420,800.00
0028914984         358       360        688     20001101    493,461.00
0028915346         358       360        774     20001201    620,000.00
0028915858         358       360        788     20001201            -
0028917706         358       360        767     20001101    339,000.00
0028918167         358       360        762     20010101    725,000.00
0028918191         358       360        711     20001101    341,827.00
0028918340         358       360        703     20001201            -
0028918464         358       360        761     20001101    434,281.00
0028918522         359       360        626     20001101    287,000.00
0028918571         359       360        721     20001101    385,000.00
0028919017         358       360        682     20001201    411,031.00
0028919843         358       360        776     20001201    320,000.00
0028919884         358       360        743     20001201    444,000.00
0028919892         359       360        717     20001101            -
0028920106         358       360        683     20001201            -
0028920130         358       360        667     20001101    550,000.00
0028920197         358       360        799     20001201    569,000.00
0028920270         359       360        717     20001101    595,000.00
0028920288         359       360        783     20001101    575,000.00
0028920551         359       360        750     20001201    379,990.00
0028920817         358       360        791     20001201    359,000.00
0028921369         358       360                20001101    486,000.00
0028921377         359       360        718     20001101  1,461,000.00
0028921484         358       360        799     20001201    345,000.00
0028921534         358       360        722     20001101            -
0028921807         358       360        779     20001101            -
0028922037         358       360        660     20001101    402,615.00
0028922078         359       360        710     20001201    459,000.00
0028922698         359       360        714     20001201    355,000.00
0028923167         358       360        734     20001101            -
0028923324         359       360        738     20001201            -
0028923639         359       360        674     20001101            -
0028923654         358       360        785     20001201    282,500.00
0028923696         358       360        741     20001201    308,000.00
0028924405         359       360        661     20001101            -
0028924694         358       360        668     20001101    339,500.00
0028924900         358       360        706     20001101            -
0028924918         359       360        747     20001201            -
0028924959         359       360        790     20001201    580,000.00
0028925766         359       360                20001201            -
0028926038         358       360        761     20001101    395,000.00
0028926160         359       360        740     20001101    396,000.00
0028926483         358       360        820     20001201    450,000.00
0028926632         359       360        698     20001101            -
0028927051         358       360        779     20001201            -
0028927598         359       360        743     20001101            -
0028927770         359       360        686     20001201    807,787.00
0028927861         357       360        695     20001101    343,000.00
0028927895         358       360        736     20001101    432,000.00
0028928034         358       360        617     20001101    309,000.00
0028928406         359       360        759     20001101            -
0028928745         358       360        673     20001101    339,000.00
0028929313         358       360        640     20001201    349,950.00
0028929529         359       360        753     20001201    345,000.00
0028929545         359       360        791     20001201    495,000.00
0028929578         359       360        745     20001101  2,800,000.00
0028929883         358       360        709     20001101            -
0028930501         358       360        770     20001201    364,615.00
0028930584         356       360        721     20001201    376,000.00
0028931020         358       360        693     20001101    435,000.00
0028931053         357       360        681     20001201    345,000.00
0028931145         359       360        722     20001101    400,000.00
0028931178         359       360        653     20001201    325,000.00
0028931269         357       360        784     20001101    715,030.00
0028931319         359       360        682     20001101            -
0028931384         359       360        701     20001201    450,000.00
0028931434         356       360        735     20001201    357,847.00
0028931467         357       360        706     20001201            -
0028931533         359       360        772     20001101            -
0028931939         357       360        718     20001101    430,000.00
0028932929         358       360        761     20001101            -
0028933091         359       360        762     20001201            -
0028933174         355       360        701     20001101    284,950.00
0028933216         357       360        763     20001201    680,000.00
0028933471         358       360        694     20001201            -
0028933497         356       360        705     20001101    379,000.00
0028934156         359       360        702     20001201            -
0028934230         359       360        640     20001101    649,607.00
0028934909         359       360        762     20001201    350,000.00
0028935047         359       360        737     20001101            -
0028935476         358       360        760     20001101    585,000.00
0028935526         357       360        727     20001101    415,000.00
0028935559         358       360        749     20001201    433,559.00
0028935567         357       360        685     20001201    335,000.00
0028935575         357       360        658     20001101    675,000.00
0028935583         357       360        783     20010101    349,289.00
0028935617         357       360        714     20001101    325,000.00
0028935641         357       360        762     20001201    520,000.00
0028935666         357       360        725     20001101    331,000.00
0028935708         357       360        762     20001101    420,000.00
0028935757         357       360        682     20001201            -
0028935799         356       360        678     20001101    450,000.00
0028935831         357       360        723     20001201    387,500.00
0028935856         357       360        699     20001101    360,000.00
0028935872         357       360        774     20010101    415,000.00
0028935880         357       360        757     20001101    440,000.00
0028935898         357       360        742     20001101    810,000.00
0028936185         357       360        728     20001101            -
0028936292         357       360        781     20001101            -
0028936466         357       360        672     20001101    398,000.00
0028936490         355       360        769     20001101    375,000.00
0028936557         356       360        672     20001101    415,341.00
0028936573         357       360        733     20001201            -
0028936870         359       360        761     20001101            -
0028938314         359       360        776     20001101    412,500.00
0028938934         359       360        721     20001101    345,000.00
0028940666         359       360        722     20001101    525,000.00
0028940880         359       360                20001201    300,000.00
0028941102         359       360        766     20001101            -
0028941557         359       360        670     20001101            -
0028941805         359       360        701     20001201            -
0028942688         358       360        645     20001101    425,000.00
0028942829         359       360        715     20001201    376,360.00
0028942936         359       360        777     20001201    497,250.00
0028942969         359       360        774     20001201            -
0028945533         359       360        715     20001101    524,853.00
0028945616         359       360        734     20001101    460,000.00
0028946622         359       360        675     20001101    379,000.00
0028946671         359       360        751     20001201    420,000.00
0028946838         359       360        750     20001201    381,189.00
0028947562         359       360        712     20001201    399,000.00
0028947570         359       360        736     20001201    510,000.00
0028947620         359       360        672     20001101            -
0028947794         358       360        695     20001101    475,000.00
0028948180         359       360        642     20001101            -
0028948636         359       360        759     20001101    379,500.00
0028949873         359       360        765     20001201    398,000.00
0028950095         359       360        722     20001201    900,000.00
0028950319         359       360        703     20001101    660,322.00
0028950368         359       360        626     20001101    330,000.00
0028951309         358       360        780     20001201    362,233.00
0028951457         358       360        713     20001201    429,592.00
0028951473         358       360        780     20001101    741,194.00
0028951481         358       360        642     20001101    300,684.00
0028951523         358       360        703     20001101    357,383.00
0028951564         358       360        674     20001101    350,186.00
0028952000         356       360        716     20001201            -
0028952034         356       360        659     20001101            -
0028952109         357       360        631     20001201            -
0028952232         357       360        642     20001101    300,543.00
0028952273         358       360        728     20001101    350,000.00
0028952356         358       360        747     20001201    900,000.00
0028952398         358       360        648     20001101    335,401.00
0028952414         358       360        752     20001201    317,833.00
0028952422         358       360        782     20001201    407,877.00
0028952588         358       360        716     20001101    358,231.00
0028952687         358       360        789     20001201    412,000.00
0028952893         358       360        685     20001201    346,005.00
0028952976         358       360        760     20001201    468,390.00
0028953248         359       360        765     20001201            -
0028953289         359       360        696     20001101            -
0028953412         357       360        697     20001101            -
0028953420         356       360        682     20001101    403,000.00
0028954220         358       360        746     20001101    406,420.00
0028954618         359       360        728     20001101    436,000.00
0028954774         359       360        672     20001101    479,000.00
0028954790         359       360        695     20001201    730,000.00
0028955003         359       360        783     20001201            -
0028955367         352       355        702     20001101    625,000.00
0028955714         359       360        696     20001101    497,000.00
0028956340         358       360        730     20001201            -
0028956381         356       360        711     20001201            -
0028956423         356       360        738     20001101            -
0028956464         357       360        659     20001101            -
0028956506         356       360        781     20001201            -
0028956555         357       360        715     20001101            -
0028956605         357       360        770     20001101            -
0028956639         357       360        672     20001101    487,000.00
0028956654         358       360        671     20001101            -
0028956670         356       360        762     20001101    408,000.00
0028956761         357       360        717     20001101    415,900.00
0028956811         358       360        780     20001201    520,000.00
0028957355         359       360        716     20001201    314,200.00
0028957603         359       360        690     20001101    501,654.00
0028958353         356       360        656     20001101    360,173.00
0028958361         357       360        719     20001201    385,000.00
0028958411         357       360        710     20001101    500,000.00
0028958445         359       360        760     20001101    350,000.00
0028958452         358       360        749     20001201    371,000.00
0028958494         356       360        776     20001101    365,000.00
0028958502         357       360        719     20001101    385,000.00
0028958536         356       360        761     20001201            -
0028958569         356       360        767     20001201    385,000.00
0028958627         357       360        789     20001101    367,000.00
0028959807         359       360        725     20001101    325,870.00
0028959823         358       360        676     20001101            -
0028959898         358       360        660     20001101    486,000.00
0028959922         358       360        667     20001201            -
0028959963         357       360        731     20001201    396,500.00
0028960474         358       360        708     20001201            -
0028960508         357       360        747     20001101    310,000.00
0028960516         358       360        751     20001201    673,000.00
0028960524         358       360        761     20001201  1,100,000.00
0028960532         357       360        726     20001101            -
0028960565         358       360        766     20001101    364,989.00
0028960573         358       360        691     20001101    475,000.00
0028960615         358       360        710     20001101    476,000.00
0028960631         358       360        762     20001101    550,000.00
0028960649         358       360        694     20001201    498,000.00
0028960946         358       360        724     20001101    420,000.00
0028960961         358       360        767     20001101            -
0028960995         358       360        725     20001201            -
0028961035         358       360        715     20001101    380,000.00
0028961100         358       360        694     20001201    350,000.00
0028961126         357       360        791     20001201    455,000.00
0028961605         359       360        728     20001201    508,328.00
0028961860         359       360        774     20001201    360,000.00
0028962116         359       360        772     20001101    441,000.00
0028962314         359       360        706     20001101    495,000.00
0028962439         359       360        734     20001201    379,059.00
0028962470         357       360        680     20001101            -
0028962603         359       360        793     20001201    500,000.00
0028962876         359       360        755     20001101    476,654.00
0028962884         358       360        680     20001201    366,000.00
0028962991         357       360        756     20001101    479,983.00
0028963015         357       360        692     20001201    315,700.00
0028963148         358       360        658     20001101            -
0028963155         359       360        703     20001101    407,840.00
0028963189         358       360        681     20001101    510,000.00
0028963395         357       360        667     20001101    335,000.00
0028963411         358       360        788     20001101    270,000.00
0028963437         358       360        763     20001101    541,067.00
0028963502         358       360        715     20001201    375,500.00
0028963544         355       360        779     20001201    372,500.00
0028963601         358       360        722     20001101    489,000.00
0028963742         356       360        754     20001101            -
0028963767         354       360        673     20001101            -
0028963775         359       360        699     20001201            -
0028963833         356       360        788     20001101    675,000.00
0028963882         355       360        694     20001201            -
0028963957         357       360        777     20001101    367,944.00
0028963973         355       360        697     20001201    430,000.00
0028964013         358       360        750     20001201    400,000.00
0028964070         357       360        695     20001101    319,940.00
0028964088         358       360        725     20001101    500,000.00
0028964096         356       360        661     20001201  1,050,000.00
0028964146         358       360        700     20001201    520,000.00
0028964179         357       360        727     20001201    500,000.00
0028964260         358       360        630     20001101    419,395.00
0028964294         359       360        770     20001101    500,786.00
0028964393         358       360        768     20001201            -
0028964427         358       360        756     20001201    335,000.00
0028964435         358       360        718     20001101    350,000.00
0028964468         358       360        657     20001101    303,842.00
0028964484         357       360        680     20001201  1,425,000.00
0028964534         358       360        772     20001201    680,000.00
0028964542         358       360        648     20001101            -
0028964575         358       360        717     20001101    680,000.00
0028964591         359       360        770     20001201    380,817.00
0028965242         358       360        757     20001101    535,000.00
0028965309         358       360        674     20001201    650,000.00
0028965341         358       360        753     20001201    410,000.00
0028965382         358       360        764     20001201    410,000.00
0028965390         356       360        777     20001101            -
0028965432         358       360        771     20001201    350,000.00
0028965747         359       360        714     20001201    529,000.00
0028965762         358       360        767     20001101    535,989.00
0028965846         357       360        749     20001201    455,000.00
0028965861         358       360        789     20001201    448,000.00
0028965903         358       360        733     20001201    305,000.00
0028965911         358       360        697     20001101    314,000.00
0028966166         358       360        773     20001201    298,000.00
0028966216         358       360        721     20001201    468,000.00
0028966232         357       360        752     20001201    550,000.00
0028966257         358       360        773     20001101    564,665.00
0028966356         358       360        657     20001101    304,936.00
0028966398         357       360        793     20001201    329,950.00
0028966414         357       360        630     20001101    409,900.00
0028966430         358       360        743     20001201            -
0028966455         358       360        748     20001201    271,440.00
0028966463         356       360        718     20001201    547,800.00
0028966471         357       360        767     20001101    395,000.00
0028966505         356       360        652     20001101    650,000.00
0028966513         357       360        749     20001101    448,000.00
0028966570         358       360        761     20001101    425,000.00
0028966596         358       360        709     20001101    395,000.00
0028966638         357       360        650     20001101            -
0028966653         359       360        757     20001201            -
0028966687         357       360        716     20001101    375,000.00
0028966729         357       360        670     20001101    410,000.00
0028966745         357       360        736     20001201    389,900.00
0028966778         357       360        798     20001201    575,000.00
0028966786         357       360        642     20001101    540,000.00
0028966810         357       360        693     20001201    480,000.00
0028966836         358       360        786     20001101    660,000.00
0028966851         357       360        741     20001101    344,000.00
0028966901         358       360        737     20001101    360,100.00
0028966919         357       360        708     20001201    457,800.00
0028966935         355       360        655     20001101    569,900.00
0028966943         358       360        775     20001201    800,000.00
0028966950         357       360        744     20001101    734,450.00
0028966976         358       360        642     20001201            -
0028967008         358       360        757     20001101            -
0028967016         358       360        003     20001201    300,000.00
0028967032         357       360        712     20001201    420,000.00
0028967057         357       360        703     20001101    515,000.00
0028967073         357       360        718     20001201    378,107.00
0028967081         357       360        767     20001201    385,000.00
0028967115         358       360        712     20001101    380,000.00
0028967156         357       360        731     20001101    373,000.00
0028967172         358       360        665     20001201    349,000.00
0028967180         357       360        710     20001201    601,669.00
0028967198         357       360        737     20001201    519,000.00
0028967206         357       360        776     20001101    548,490.00
0028967230         358       360        687     20001101    425,000.00
0028967271         357       360        692     20001101            -
0028967289         357       360        660     20001201    370,000.00
0028967305         358       360        707     20001201    720,000.00
0028967321         357       360        707     20001101    405,000.00
0028967354         357       360        753     20001101    615,000.00
0028967552         357       360        756     20001101    470,000.00
0028967560         358       360        710     20001101            -
0028967586         357       360        659     20001101    341,551.00
0028967594         357       360        737     20001101            -
0028967602         357       360        733     20001201    405,000.00
0028967610         357       360        723     20001201    723,000.00
0028967628         357       360        674     20001201    900,000.00
0028967636         357       360        700     20001101    345,000.00
0028967644         357       360        769     20001201    340,000.00
0028967651         357       360        731     20001101    290,000.00
0028967669         357       360        650     20001101    547,900.00
0028967677         357       360        750     20001201    505,000.00
0028967685         357       360        717     20001101    666,976.00
0028967693         358       360        709     20001201    332,196.00
0028967719         357       360        738     20001101            -
0028967727         357       360        653     20001201            -
0028967743         355       360        743     20001201    375,000.00
0028967750         357       360        689     20001101    545,000.00
0028967792         358       360        745     20001201    548,900.00
0028967800         357       360        732     20001201    460,000.00
0028967826         358       360        784     20001201    522,490.00
0028967834         357       360        708     20001201            -
0028967859         357       360        663     20001101    352,500.00
0028967891         357       360        743     20001201    340,000.00
0028967909         357       360        710     20001201    411,990.00
0028968519         358       360        732     20001101    364,135.00
0028968568         358       360        701     20001101    298,267.00
0028968618         358       360        773     20001201    372,990.00
0028968634         358       360        624     20001201    330,439.00
0028968659         358       360        784     20001101    393,250.00
0028968675         358       360        651     20001201    626,935.00
0028968709         358       360        782     20001201    543,560.00
0028968717         358       360        748     20001201  1,128,242.00
0028968725         358       360        760     20001201    281,935.00
0028968741         358       360        708     20001101    505,491.00
0028968758         358       360        733     20001201    390,665.00
0028968774         358       360        740     20001101    718,765.00
0028968782         358       360        761     20001101    472,800.00
0028968816         357       360        654     20001101    463,210.00
0028968923         358       360        750     20001201    290,000.00
0028968949         358       360        630     20001201    535,000.00
0028968956         358       360        713     20001201    345,700.00
0028968998         358       360        706     20001101    319,500.00
0028969012         358       360        731     20001201    275,000.00
0028969095         358       360        744     20001101    646,000.00
0028969103         358       360        695     20001101            -
0028969129         358       360        713     20001201    650,000.00
0028969137         358       360        718     20001101    361,118.00
0028969152         358       360        760     20001101    795,000.00
0028969160         358       360        704     20001101    174,000.00
0028969194         358       360        654     20001101    296,000.00
0028969202         358       360        682     20001201    344,517.00
0028969210         358       360        683     20001101    337,000.00
0028969244         358       360        708     20001201    483,500.00
0028969269         358       360        749     20001101    458,000.00
0028969293         358       360        656     20001201    385,000.00
0028969301         358       360        774     20001201    549,900.00
0028969327         358       360        770     20001101    392,000.00
0028969392         358       360        636     20001101    449,500.00
0028969418         359       360        719     20001201            -
0028972693         359       360        761     20001201    405,000.00
0028972784         359       360        704     20001201    350,000.00
0028975738         359       360        726     20001101    596,000.00
0028980662         359       360        697     20001101    307,230.00
0028980746         359       360        759     20001201    470,000.00
0028983344         358       360        641     20001101    539,500.00
0028983377         358       360        655     20001201    338,000.00
0028983898         358       360        694     20001101    325,111.00
0028985182         358       360        745     20001101    340,500.00
0028985190         358       360        673     20001101    525,000.00
0028985224         358       360        622     20001201    314,950.00
0028985232         358       360        679     20001201    385,000.00
0028985265         358       360        655     20001201    277,900.00
0028985331         358       360        785     20001201    543,000.00
0028985349         358       360        771     20001201    385,500.00
0028985372         357       360        647     20001101    287,712.00
0028985406         358       360        698     20001201    420,000.00
0028985414         358       360        724     20001101    359,000.00
0028985430         358       360        650     20001101    437,734.00
0028985513         359       360        799     20001201    416,016.00
0028988608         359       360        706     20001101            -
0028988988         359       360        753     20001201    598,000.00
0028989549         359       360        784     20001101    807,500.00
0028991412         358       360        769     20001101    459,000.00
0028991727         358       360        741     20001201    350,000.00
4665982098         338       360                20001201            -
5000372572         234       240        739     20001101    393,968.00
6000989399         360       360        731     20001201    439,900.00
6001759379         359       360        770     20001201    481,288.00
6002195300         359       360        758     20001201            -
6003536742         360       360        758     20001201    440,000.00
6004994650         359       360        791     20001101    529,134.00
6005872145         360       360        672     20001201    654,000.00
6006632142         358       360        781     20001201            -
6010303557         359       360        691     20001201            -
6011710933         357       360        728     20001201    428,000.00
6012104052         360       360        682     20001201            -
6012668775         359       360        676     20001201    539,950.00
6014048802         359       360        767     20001101    575,000.00
6014074907         350       360        790     20001201    450,000.00
6014685785         360       360        774     20001201    350,000.00
6016310119         360       360        779     20001201    600,000.00
6020276652         350       360        778     20001201    740,000.00
6021332801         360       360        616     20001201    274,000.00
6022065715         359       360        644     20001101            -
6022465907         360       360        768     20001201    589,900.00
6024702406         359       360        761     20001201    445,000.00
6025180420         359       360        741     20001101    755,000.00
6025968162         359       360        748     20001101    400,000.00
6027165551         360       360        733     20001201    359,000.00
6027313573         359       360        738     20001201    486,000.00
6027599007         360       360        763     20001201    560,000.00
6028420518         359       360        734     20001101    910,000.00
6028830906         359       360        710     20001101    410,000.00
6029695233         359       360        791     20001101    361,474.00
6031586289         360       360        764     20001201    350,000.00
6031954495         359       360        660     20001101    360,000.00
6032235597         360       360        787     20001201            -
6037506679         360       360        810     20001201    840,000.00
6038324940         359       360        764     20001201            -
6040239433         359       360        761     20001101            -
6041066546         359       360        759     20001201    429,000.00
6042427010         359       360        658     20001101    790,000.00
6043448494         359       360        751     20001101    520,000.00
6043900221         359       360        698     20001201    769,000.00
6045871529         360       360        785     20001201    890,000.00
6047678765         357       360        765     20001201    726,000.00
6047719171         359       360        792     20001201    660,000.00
6048866203         359       360        669     20001201    650,000.00
6048917568         359       360        765     20001101    875,000.00
6049766543         359       360        647     20001101            -
6049877811         359       360        741     20001101  1,050,000.00
6050438560         359       360        709     20001101    482,000.00
6050580692         360       360        729     20001201            -
6052579841         359       360        795     20001201    370,000.00
6052734065         359       360        730     20001101    460,000.00
6052778989         359       360        761     20001101    446,000.00
6053033699         359       360        765     20001101            -
6053856768         360       360        720     20001201    388,500.00
6055001603         359       360        762     20001201    413,445.00
6055757717         359       360        763     20001201    459,000.00
6055830449         359       360        779     20001101    427,000.00
6057200203         359       360        781     20001101    374,900.00
6058140762         359       360        709     20001201    533,000.00
6059455516         359       360        777     20001101            -
6062437915         359       360        638     20001201    395,000.00
6065229046         359       360        759     20001201    362,000.00
6065510643         359       360        622     20001101            -
6065596964         359       360        702     20001101    375,000.00
6065599240         359       360        750     20001101    399,397.00
6067575875         360       360        773     20001201            -
6069282983         359       360        777     20001201    406,111.00
6069942172         360       360        787     20001201    750,000.00
6070115560         360       360        711     20001201    815,000.00
6072447573         359       360        744     20001201    670,000.00
6072766774         360       360        691     20001201  1,292,366.00
6073372333         359       360        734     20001101    337,000.00
6073666148         359       360        701     20001201    510,000.00
6073787266         360       360        723     20001201            -
6076504221         360       360        718     20001201    530,000.00
6077010137         360       360        719     20001201            -
6077202692         359       360        731     20001101    340,000.00
6078559819         359       360        673     20001101    330,000.00
6079089212         360       360        799     20001201    715,950.00
6080179705         359       360        742     20001101    885,000.00
6080571018         360       360        759     20001201    282,000.00
6081414333         359       360        731     20001201    459,000.00
6084170981         359       360        734     20001201  2,835,000.00
6085957402         359       360        674     20001101    485,000.00
6086952444         359       360        708     20001101    950,000.00
6087426232         360       360        691     20001201    335,000.00
6089102799         359       360        690     20001101    322,000.00
6090423986         360       360        717     20001201    509,000.00
6090787182         360       360        767     20001201    617,000.00
6090950459         359       360        769     20001101    485,000.00
6091272861         359       360        741     20001201    540,000.00
6092056040         359       360        746     20001201    560,000.00
6095640394         358       360        714     20001201    599,950.00
6095891054         359       360        754     20001201    525,000.00
6096075145         359       360        766     20001201    520,000.00
6097808973         360       360        685     20001201    800,000.00
6098489500         360       360        700     20001201    560,000.00
6098689463         359       360        693     20001101            -
6098824714         359       360        780     20001201    430,000.00
6099171743         359       360        741     20001101    299,000.00
6099881671         359       360        726     20001101    449,762.00
6101354212         359       360        782     20001101    547,000.00
6102964449         359       360        695     20001201    390,000.00
6103886096         240       240        632     20001201            -
6104886251         360       360        691     20001201    400,000.00
6107080555         359       360        802     20001101    475,000.00
6107143916         359       360        695     20001101    701,000.00
6108015733         360       360        727     20001201    434,500.00
6109160538         359       360        744     20001101    491,000.00
6110188437         360       360        753     20001201    522,500.00
6110322978         360       360        699     20001201            -
6111244346         359       360        687     20001201            -
6112060378         359       360        720     20001201    400,603.00
6112753543         359       360        748     20001201    393,000.00
6113368069         359       360        684     20001101    284,000.00
6115127968         360       360        746     20001201    750,000.00
6115637883         360       360        697     20001201    419,000.00
6116689909         358       360        797     20001201    530,000.00
6118303244         359       360        751     20001201    349,500.00
6118496378         360       360        761     20001201    383,000.00
6119384193         359       360        661     20001201    631,000.00
6120709313         359       360        760     20001101    354,990.00
6120882995         359       360        771     20001101            -
6121370602         359       360        789     20001201  2,090,000.00
6122859553         359       360        755     20001201    752,000.00
6122893545         359       360        640     20001101    300,000.00
6123260603         360       360        787     20001201    433,000.00
6123475136         359       360        613     20001101    345,000.00
6123862564         359       360        738     20001101    407,840.00
6124578342         359       360        794     20001101    389,000.00
6125116910         360       360        679     20001201  1,600,000.00
6125360740         359       360        729     20001101    489,000.00
6126379004         360       360        756     20001201    426,360.00
6127944046         359       360        787     20001101    485,750.00
6128241715         360       360        769     20001201    487,500.00
6128836647         359       360        796     20001201    605,000.00
6132328375         359       360        737     20001101    483,900.00
6133878808         360       360        723     20001201            -
6134109005         359       360        760     20001201    545,000.00
6134732145         360       360        775     20001201    575,000.00
6135308465         359       360        804     20001201    412,000.00
6135720404         359       360        761     20001101            -
6137052202         359       360        808     20001101    440,000.00
6137614662         359       360        798     20001101    495,000.00
6141664679         359       360        657     20001201            -
6142871307         359       360        773     20001201    390,000.00
6143729066         360       360        726     20001201            -
6143768130         359       360        774     20001201    359,000.00
6144922678         359       360        805     20001201    630,000.00
6144979769         360       360        767     20001201    491,501.00
6146765679         359       360        801     20001201    406,000.00
6146843096         359       360        754     20001101    463,228.00
6147555327         359       360        721     20001101    484,000.00
6147777731         360       360        655     20001201    674,900.00
6147834284         360       360        667     20001201    398,000.00
6147868993         359       360        766     20001101    500,000.00
6150508825         360       360        783     20001201    410,000.00
6151014823         359       360        771     20001201    470,000.00
6151794994         359       360        787     20001101    850,000.00
6153681470         360       360        787     20001201    415,000.00
6154264623         360       360        797     20001201            -
6155396002         360       360        790     20001201    463,500.00
6155758375         359       360        616     20001101    455,690.00
6157512739         359       360        779     20001201    550,000.00
6158004918         359       360        735     20001101    397,000.00
6160489537         359       360        768     20001201    725,000.00
6161158750         359       360        768     20001101    563,806.00
6162229063         359       360        746     20001101    499,900.00
6162653064         359       360        812     20001101    380,000.00
6162863986         359       360        715     20001101    290,000.00
6164613488         358       360        726     20001201            -
6164676246         359       360        727     20001201    615,000.00
6165096873         359       360        689     20001101            -
6165945202         359       360        769     20001101    906,509.00
6166701497         359       360        704     20001201    720,000.00
6167305603         359       360        701     20001101    506,785.00
6169114623         359       360        736     20001201    785,890.00
6169912299         359       360        739     20001101    674,000.00
6171486753         359       360        763     20001201  1,200,000.00
6171745018         360       360        758     20001201    356,000.00
6175568754         360       360        758     20001201    780,000.00
6176706130         351       360        650     20001201    284,500.00
6176717293         360       360        781     20001201    810,000.00
6177149165         360       360        772     20001201            -
6177168983         359       360        752     20001201    459,500.00
6178580327         360       360        713     20001201  1,750,000.00
6179333874         359       360        653     20001101            -
6179608051         359       360        727     20001101    780,000.00
6180073931         360       360        736     20001201            -
6180334481         359       360        753     20001201    485,000.00
6181855278         359       360        701     20001201    875,000.00
6182705928         360       360        625     20001201    590,000.00
6183211405         359       360        773     20001201            -
6183607560         360       360        779     20001201    580,000.00
6184171962         360       360        800     20001201    659,000.00
6185207997         360       360        762     20001201    470,000.00
6185747992         359       360        672     20001101    389,000.00
6185821557         360       360        736     20001201            -
6187732943         359       360        750     20001201    722,000.00
6188269994         359       360        739     20001101    419,000.00
6191165122         360       360        705     20001201            -
6191634622         359       360        669     20001201    691,000.00
6192253703         360       360        790     20001201    300,000.00
6193012009         360       360        648     20001201    370,000.00
6193531230         359       360        641     20001101            -
6195634990         359       360        662     20001101    412,000.00
6195878456         359       360        751     20001201    750,000.00
6197326983         360       360        739     20001201            -
6197542779         359       360        695     20001201    460,000.00
6197745562         359       360        653     20001101    690,000.00
6198132703         359       360        780     20001101    440,000.00
6199500890         359       360        788     20001201    647,000.00
6199848356         359       360        769     20001101    460,000.00
6201118988         360       360        737     20001201    505,000.00
6202290554         359       360        762     20001201    345,500.00
6203107591         360       360        700     20001201    430,000.00
6203585416         360       360        806     20001201            -
6204574526         360       360        715     20001201            -
6205609065         359       360        740     20001101    805,000.00
6206704667         359       360        656     20001101            -
6207679652         359       360        635     20001201    342,000.00
6208479284         359       360        727     20001101            -
6209508321         360       360        648     20001201    474,011.00
6210503519         359       360        716     20001201            -
6210842594         360       360        773     20001201    400,000.00
6211935181         359       360                20001101    300,000.00
6212120833         359       360        720     20001201            -
6213717249         359       360        725     20001201    800,000.00
6213781690         359       360        793     20001101    385,000.00
6214060680         360       360        741     20001201            -
6215488450         358       360        652     20001101            -
6215820272         359       360        736     20001201    695,000.00
6218027362         359       360        693     20001101            -
6219016257         360       360        666     20001201    580,000.00
6219100325         359       360        753     20001101    515,000.00
6222831197         360       360        775     20001201    410,000.00
6222991967         360       360        780     20001201    390,000.00
6224795580         359       360        783     20001101    441,928.00
6225922779         359       360        766     20001101    425,000.00
6226428107         360       360        758     20001201    540,000.00
6227405666         360       360        736     20001201    374,900.00
6227406821         360       360        684     20001201            -
6228516867         359       360        761     20001201    632,000.00
6228976707         360       360        655     20001201    581,000.00
6229029472         360       360        768     20001201    455,000.00
6230608132         360       360        809     20001201    344,000.00
6230756956         360       360        781     20001201    530,550.00
6231110484         359       360        758     20001101    495,000.00
6234699780         359       360        805     20001201    388,000.00
6235860597         360       360                20001201    430,498.00
6235930093         360       360        777     20001201    450,000.00
6236052731         359       360        669     20001201    324,900.00
6237533770         358       360        740     20001101            -
6238472119         359       360        635     20001201    470,000.00
6238699588         359       360        712     20001201    635,000.00
6240463940         359       360        617     20001101    544,661.00
6240816923         360       360        653     20001201    938,000.00
6242104708         359       360        777     20001201  1,550,000.00
6243124531         359       360        648     20001201            -
6245792012         360       360        712     20001201  1,250,000.00
6246012055         360       360        687     20001201    296,000.00
6246903543         359       360        771     20001201            -
6247270579         359       360        690     20001101    445,970.00
6247945212         359       360        777     20001201    320,000.00
6248387570         359       360        794     20001101    500,000.00
6248603182         359       360        661     20001101            -
6252006256         359       360        765     20001201    539,000.00
6252781858         359       360        775     20001201    482,500.00
6254005835         359       360        760     20001101    795,000.00
6255122928         360       360        703     20001201    360,000.00
6255356419         360       360        744     20001201    650,000.00
6258131579         360       360        758     20010101            -
6259286455         359       360        766     20001101    650,000.00
6260374977         359       360        741     20001101            -
6262038810         360       360        769     20001201  2,862,500.00
6263004613         360       360        707     20001201    476,371.00
6264032191         360       360        729     20001201    454,000.00
6264234193         359       360        721     20001101    455,000.00
6265154119         359       360        756     20001101    403,000.00
6265449493         359       360        748     20001101    325,000.00
6266473682         360       360        785     20001201    1,200,000.00
6266541009         360       360        704     20001201    406,000.00
6266819934         359       360        666     20001101            -
6267137450         359       360        753     20001201    416,000.00
6268370951         359       360        722     20001201    735,000.00
6269317613         359       360        714     20001201    525,000.00
6269454325         359       360        645     20001101    489,000.00
6269686959         360       360        675     20001201  1,050,000.00
6269857840         359       360        771     20001201    599,900.00
6271345529         359       360        780     20001101    475,000.00
6272933240         359       360        773     20001101    367,500.00
6274131439         359       360        771     20001101  1,750,000.00
6274155370         359       360        697     20001101    479,000.00
6275345459         360       360        746     20001201    378,000.00
6276635650         360       360        671     20001201    398,000.00
6276643142         360       360        756     20001201    850,000.00
6276890933         359       360        770     20001201    485,000.00
6277328917         359       360        709     20001201            -
6281459781         359       360        789     20001101    385,000.00
6282488615         359       360        753     20001201    579,500.00
6284653141         359       360        687     20001101    350,000.00
6284719512         359       360        738     20001201    449,063.00
6284858559         360       360        613     20001201    340,000.00
6285300254         359       360        753     20001101    702,318.00
6285504467         359       360        772     20001101    350,000.00
6287155912         359       360        755     20001201    495,000.00
6287893702         359       360        704     20001101    440,000.00
6289003961         360       360        700     20001201            -
6289090257         359       360        717     20001101    580,000.00
6289499656         359       360        718     20001101    835,000.00
6290017414         359       360        666     20001201  1,200,000.00
6290590501         359       360        739     20001201    480,000.00
6291312343         359       360        752     20001101    530,000.00
6291937206         359       360        654     20001101    625,000.00
6292457170         360       360        772     20001201    690,000.00
6293142045         360       360        632     20001201    299,900.00
6294623845         359       360        736     20001201    370,000.00
6294675415         360       360        697     20001201    417,000.00
6294753741         360       360        637     20001201            -
6294804122         360       360        768     20001201    422,100.00
6295043779         359       360        762     20001101    640,000.00
6295214743         359       360        735     20001201    390,000.00
6295755380         359       360        718     20001101    417,976.00
6296841064         360       360        666     20001201    540,000.00
6297079128         359       360        712     20001101            -
6297753235         359       360        642     20001201            -
6299214087         359       360        747     20001201    365,000.00
6299654456         360       360        718     20001201            -
6300671192         360       360        801     20001201    425,000.00
6301358021         359       360        767     20001201    410,000.00
6301471006         360       360        760     20001201            -
6301777394         359       360        769     20001201    500,000.00
6303722729         359       360        710     20001101            -
6308265369         359       360        685     20001101    350,500.00
6308493045         359       360        684     20001201    399,500.00
6308745220         359       360        735     20001101            -
6309705355         360       360        760     20001201    480,000.00
6311003286         359       360        648     20001201    359,000.00
6311870692         359       360        674     20001101    950,000.00
6313131770         359       360        768     20001201    565,500.00
6313406172         359       360        689     20001101    367,000.00
6314480697         360       360        758     20001201    389,000.00
6315004041         360       360        654     20001201            -
6315028529         359       360        657     20001201    459,000.00
6315233988         359       360        785     20001201    350,000.00
6315647443         359       360        752     20001101  1,680,000.00
6317289228         360       360        714     20001201    685,000.00
6321220045         360       360        705     20001201    335,000.00
6321310309         360       360        784     20001201    426,350.00
6322158707         359       360        728     20001201    445,000.00
6322198786         359       360        721     20001201    550,000.00
6324176525         359       360        771     20001101    610,000.00
6324195319         359       360        796     20001201            -
6324303681         359       360                20001101    427,000.00
6324527255         359       360        664     20001101            -
6324621959         360       360        711     20001201    725,000.00
6325661780         359       360        685     20001201    489,000.00
6326330260         359       360        632     20001201    375,000.00
6326548499         359       360        717     20001101  1,338,545.00
6327256274         359       360        774     20001201  1,500,000.00
6327961428         359       360        751     20001201    860,000.00
6329230533         359       360        613     20001101    460,000.00
6329539156         359       360        738     20001101    320,000.00
6330280725         359       360        731     20001101    820,000.00
6332359345         359       360        777     20001101    880,000.00
6334114441         359       360        692     20001101            -
6335565716         360       360        685     20001201            -
6335626450         359       360        746     20001201    649,000.00
6335968373         359       360        797     20001101    485,000.00
6336672024         360       360        762     20001201            -
6336746661         360       360        739     20001201    665,000.00
6338263863         360       360        806     20001201            -
6340669305         360       360        796     20001201    495,000.00
6342439145         359       360        729     20001101            -
6342909154         359       360        724     20001201    385,000.00
6343306574         359       360        670     20001201    455,000.00
6344246076         359       360        729     20001201    462,000.00
6345269341         359       360        764     20001101    775,000.00
6346961532         359       360        703     20001201            -
6348174662         360       360        718     20001201    360,000.00
6348195048         360       360        686     20001201            -
6349410131         360       360        715     20001201    736,000.00
6350647787         360       360        786     20001201    495,000.00
6351047755         359       360        701     20001101    477,000.00
6352224957         359       360        683     20001101            -
6352665829         360       360        791     20001201    428,000.00
6352718578         359       360        768     20001101            -
6353264663         359       360        732     20001201    701,000.00
6353487272         359       360        699     20001101  1,204,154.00
6354980804         359       360        693     20001101            -
6355114106         359       360        698     20001101    519,000.00
6355379378         359       360        731     20001201            -
6355487932         360       360        702     20001201    453,435.00
6355964617         359       360        747     20001101    495,000.00
6356853710         358       360        725     20001101    910,000.00
6358466644         359       360        747     20001101    400,000.00
6358722699         360       360        712     20001201    580,750.00
6358729355         359       360        736     20001101    655,000.00
6359526792         359       360        737     20001201    550,000.00
6359607527         360       360        756     20001201    317,000.00
6361717421         359       360        651     20001201            -
6362014372         360       360        632     20001201    446,200.00
6362341452         360       360        798     20001201    740,000.00
6363110120         359       360        661     20001101            -
6363339356         359       360        766     20001201    861,000.00
6363383115         359       360        712     20001201            -
6364400603         360       360        785     20001201    489,900.00
6366012794         360       360        750     20001201    450,000.00
6366408141         359       360        730     20001101    824,378.00
6366541024         360       360        787     20001201    493,000.00
6367219323         360       360        681     20001201    597,500.00
6368145345         359       360        782     20001201    786,036.00
6368192479         359       360        705     20001201  1,375,000.00
6369539280         359       360        717     20001201    383,000.00
6369783672         360       360        739     20001201    520,000.00
6370636505         359       360        758     20001101    395,868.00
6370725530         359       360        754     20001201    329,000.00
6371447415         359       360        726     20001101    565,400.00
6371800852         360       360        770     20001201    277,900.00
6372363066         359       360        763     20001101    600,000.00
6373550364         360       360        625     20001201    349,000.00
6374276449         359       360        658     20001101            -
6376462674         359       360        761     20001101            -
6377411886         359       360        717     20001201    438,025.00
6378828534         359       360        712     20001101    505,000.00
6379051664         359       360        746     20001101    470,000.00
6380168333         359       360        766     20001101    529,230.00
6380891561         359       360        751     20001201  1,071,765.00
6383094783         359       360        708     20001101            -
6385061210         359       360        766     20001101            -
6389619476         359       360        690     20001101    379,000.00
6391618011         360       360        721     20001201    375,000.00
6392539224         360       360        696     20001201    674,990.00
6395631507         359       360        752     20001101    419,000.00
6395971309         239       240        785     20001201    465,000.00
6396469170         360       360        730     20001201    350,000.00
6397766483         359       360        771     20001201    625,000.00
6398781416         359       360        751     20001201            -
6399076246         359       360        736     20001101    466,000.00
6399875241         359       360        719     20001201    699,000.00
6399896684         359       360        789     20001101    435,500.00
6400510357         360       360        805     20001201    829,000.00
6402290891         359       360        674     20001101    380,000.00
6402457763         359       360        766     20001101            -
6402983685         359       360        742     20001201    601,000.00
6404491901         359       360        756     20001101    483,022.00
6405272417         360       360        663     20001201    750,000.00
6405326023         360       360        662     20001201    589,000.00
6405639698         359       360        696     20001101            -
6406343316         359       360        632     20001201    330,000.00
6406902624         359       360        721     20001101    816,000.00
6407032389         358       360        772     20001101    339,000.00
6408879671         359       360        747     20001201    392,000.00
6409241855         359       360        706     20001101    325,000.00
6410969254         359       360        766     20001101    389,725.00
6411402479         359       360        710     20001101            -
6413882421         359       360        787     20001201    679,812.00
6414056348         359       360        681     20001101            -
6414131554         359       360        769     20001101  1,625,000.00
6414436870         360       360        781     20001201    465,000.00
6416123120         360       360        794     20001201    840,000.00
6417006506         360       360        681     20001201    334,326.00
6417034441         360       360        649     20001201    390,000.00
6417171029         359       360        707     20001201            -
6420535061         359       360        757     20001201    420,000.00
6421254902         359       360        717     20001101    350,000.00
6423102653         359       360        742     20001201            -
6423205167         359       360        722     20001201            -
6423756706         359       360        685     20001201            -
6424465133         359       360        718     20001101    369,000.00
6424479027         360       360        696     20001201    380,000.00
6424922935         359       360        802     20001201    400,000.00
6425596498         360       360        771     20001201    465,000.00
6426615834         359       360        780     20001201    350,000.00
6426708498         359       360        718     20001101            -
6427875668         360       360        796     20001201    433,000.00
6429543785         359       360        647     20001201    700,000.00
6429568907         359       360        733     20010101    380,000.00
6429990580         360       360        766     20001201    649,000.00
6431120903         355       360        639     20001101            -
6435705253         360       360        680     20001201            -
6436276676         360       360        696     20001201    355,000.00
6437852806         359       360        786     20001201    549,882.00
6437988451         360       360        716     20001201    332,000.00
6438304328         360       360        724     20001201    499,000.00
6438510510         359       360        761     20001201    415,054.00
6439362531         359       360        718     20001101    750,000.00
6439817344         359       360        771     20001201    459,900.00
6439900330         359       360        765     20001101    419,000.00
6440678842         359       360        742     20001101    425,000.00
6441870224         359       360        766     20001201    550,000.00
6442597503         359       360        745     20001101    360,000.00
6444091182         360       360        744     20001201    439,900.00
6444581190         359       360        646     20001201    389,000.00
6444904566         359       360        727     20001201    457,500.00
6445564559         360       360        797     20001201    636,000.00
6446379999         359       360        657     20001101            -
6449143897         359       360        760     20001201    639,900.00
6449891438         359       360        779     20001201    725,000.00
6450785164         359       360        705     20001201    362,500.00
6451612193         359       360        693     20001101            -
6453624477         360       360        674     20001201            -
6454964492         359       360        711     20001101    354,000.00
6455462280         360       360        782     20001201    600,500.00
6456685780         360       360        757     20001201            -
6456949947         359       360        784     20001101    439,950.00
6457144092         359       360        774     20001201    660,000.00
6457179825         360       360        747     20001201            -
6457658190         359       360        749     20001201    735,000.00
6457947932         359       360        681     20001101            -
6458737183         359       360        704     20001201    435,000.00
6459194020         359       360        765     20001101    466,000.00
6459496425         359       360        795     20001201    439,000.00
6459867773         359       360        655     20001201            -
6460263434         359       360        796     20001201    390,000.00
6460741819         360       360        766     20001201            -
6461828656         359       360        762     20001201    530,000.00
6462880508         359       360        767     20001101    329,950.00
6463100583         360       360        770     20001201    575,000.00
6464201570         359       360        765     20001101    769,000.00
6464802997         360       360        646     20001201    400,000.00
6465604442         360       360        810     20001201    465,000.00
6467038797         360       360        753     20001201    483,000.00
6468777542         360       360        659     20001201    649,000.00
6469879610         359       360        732     20001201    328,733.00
6471427796         359       360        662     20001101            -
6472124517         359       360        693     20001101            -
6472462305         359       360        800     20001201    404,726.00
6476840415         359       360        799     20001101    369,900.00
6477389925         359       360        747     20001201    366,967.00
6477902792         360       360        710     20001201    474,000.00
6479273903         359       360        774     20001101    600,000.00
6481586045         360       360        792     20001201            -
6483339138         359       360        718     20001101    395,000.00
6485535287         359       360        775     20001101    445,000.00
6486086678         360       360        688     20001201    495,000.00
6487833037         359       360        765     20001101    795,000.00
6488176196         359       360        769     20001201    570,000.00
6488444818         359       360        644     20001201    600,000.00
6490637904         359       360        741     20001201    425,000.00
6491455702         230       240        781     20001101            -
6494247288         359       360        754     20001201    545,000.00
6494400986         360       360        762     20001201    530,000.00
6495951219         360       360        781     20001201    550,000.00
6499007430         359       360        793     20001201            -
6499038070         359       360        711     20001101            -
6501441478         358       360        640     20001101            -
6502065995         360       360        737     20001201    334,000.00
6503128081         359       360        699     20001201            -
6505323144         360       360        670     20001201            -
6505931334         360       360        715     20001201    385,000.00
6505969938         359       360        711     20001101    790,000.00
6506786398         360       360        773     20001201    620,432.00
6509134794         359       360        684     20001101            -
6509357361         359       360        749     20001101  1,050,000.00
6511210988         359       360        810     20001201    592,500.00
6511730936         359       360        739     20001201    407,778.00
6511948769         360       360        777     20001201            -
6512788818         359       360        773     20001101    567,500.00
6513372240         360       360        722     20001201    732,000.00
6515001631         360       360        702     20001201    685,000.00
6515325535         359       360        689     20001101            -
6516211601         359       360        676     20001101            -
6517077928         359       360        801     20001201    490,000.00
6517628076         359       360        715     20001101            -
6517885189         359       360        739     20001101    485,000.00
6518500647         360       360        712     20001201    451,000.00
6518819773         360       360        757     20001201            -
6518905895         360       360        696     20001201    343,500.00
6519116765         360       360        731     20001201    360,000.00
6519316209         359       360        799     20001101    565,000.00
6522051975         359       360        755     20001101    755,000.00
6522561817         359       360        692     20001201    362,000.00
6522848610         359       360        767     20001101    422,450.00
6524276059         359       360        759     20001201    383,000.00
6525449622         360       360        730     20001201    446,500.00
6526251001         359       360        742     20001201    323,950.00
6526682569         359       360        724     20001201    500,000.00
6526904104         360       360        692     20001201  1,000,000.00
6527466970         360       360        684     20001201    735,000.00
6527891102         359       360        680     20001101    304,900.00
6528005330         359       360        724     20001101    489,000.00
6528278689         359       360        775     20001101    839,000.00
6528756494         360       360        705     20001201    386,990.00
6528857573         359       360        648     20001101    370,000.00
6529866466         359       360        783     20001201    480,000.00
6533334261         360       360        761     20001201    440,000.00
6533852015         360       360        783     20001201    619,000.00
6534300717         359       360        785     20001201    675,000.00
6535184342         359       360        805     20001201    846,500.00
6537960939         359       360        789     20001201    399,950.00
6538891695         359       360        754     20001201    345,000.00
6539240546         360       360        799     20001201    495,900.00
6541811409         360       360        710     20001201  1,675,000.00
6542678559         359       360        738     20001101    717,533.00
6546127199         359       360        749     20001101    698,874.00
6546816627         359       360        775     20001201    477,580.00
6547506029         359       360        773     20001101            -
6548470092         360       360        692     20001201            -
6549305289         360       360        738     20001201    420,000.00
6551722090         360       360        721     20001201            -
6552864180         359       360        648     20001101            -
6552896596         359       360        759     20001101    795,000.00
6553133072         359       360        701     20001101    455,000.00
6554306065         360       360        767     20001201    456,085.00
6554586047         360       360        800     20001201    640,000.00
6555637179         359       360        675     20001201    345,000.00
6556133004         360       360        795     20001201    417,000.00
6557747083         360       360        649     20001201    468,250.00
6558064454         360       360        681     20001201            -
6560186048         360       360        758     20001201    560,000.00
6562422532         359       360        690     20001101    599,999.00
6562586237         360       360        789     20001201    389,000.00
6563518585         360       360        742     20001201    565,000.00
6563895629         359       360        677     20001201    554,000.00
6565208052         359       360        778     20001201            -
6565552335         359       360        786     20001201    640,000.00
6565784847         359       360        688     20001101    738,000.00
6568488370         359       360        770     20001101    420,000.00
6568697459         360       360        793     20001201            -
6569251066         359       360        646     20001101            -
6572889647         359       360        770     20001201  2,189,888.00
6573028344         359       360        687     20001101    415,000.00
6575043366         360       360        755     20001201    405,000.00
6575423626         359       360        704     20001101    475,000.00
6579056034         359       360        709     20001101    420,000.00
6579376697         358       360        689     20001201    380,000.00
6579480721         360       360        656     20001201    620,000.00
6581713705         360       360        652     20001201            -
6582029721         360       360        794     20001201    625,000.00
6585030189         359       360        763     20001201    566,000.00
6586345537         360       360        782     20001201    710,000.00
6586931336         360       360        755     20001201    380,000.00
6588049350         359       360        801     20001101    559,000.00
6588776283         360       360        742     20001201    590,000.00
6588982634         359       360        766     20001201    375,000.00
6589000006         360       360        777     20001201            -
6589298188         360       360        764     20001201    575,000.00
6590439078         359       360        726     20001201    435,000.00
6590538515         360       360        763     20001201    454,000.00
6592269648         359       360        708     20001101            -
6593340828         359       360        771     20001101    385,000.00
6594052612         359       360        699     20001201    576,000.00
6594702018         359       360                20001201    990,000.00
6595273522         360       360        728     20001201            -
6596295656         360       360        676     20001201    715,000.00
6598423173         359       360        713     20001201    775,000.00
6598572417         359       360        727     20001101    410,000.00
6599089858         359       360        766     20001101    585,950.00
6599637615         360       360        767     20001201    730,000.00
6600218041         360       360        649     20001201    392,000.00
6601655258         359       360        759     20001101    555,000.00
6602637230         359       360        702     20001101    350,000.00
6603707743         360       360        715     20001201    330,000.00
6604849742         359       360        647     20001101  1,535,000.00
6604879871         360       360        801     20001201    391,000.00
6604919784         359       360        772     20001201    342,000.00
6604965563         360       360        661     20001201    363,500.00
6606227061         360       360                20001201    652,500.00
6606787692         359       360                20001201    690,000.00
6610037795         359       360        650     20001201            -
6611699114         359       360        771     20001101    290,000.00
6612154887         359       360        772     20001201    357,000.00
6612209988         359       360        757     20001101    375,000.00
6612884749         359       360        672     20001101    750,000.00
6614697842         360       360        715     20001201    335,000.00
6614856034         359       360        749     20001101            -
6614886106         359       360        704     20001101    390,000.00
6615057467         359       360        713     20001101    650,000.00
6615066203         359       360        737     20001201    412,857.00
6615932560         360       360        723     20001201    338,000.00
6616506579         360       360        751     20001201    530,000.00
6617460370         359       360        774     20001101    372,000.00
6618235821         359       360        707     20001201    477,000.00
6620438686         359       360        725     20001101    360,000.00
6620727658         359       360        703     20001101    795,800.00
6621101739         360       360        745     20001201    310,000.00
6622693619         359       360        723     20001201    484,000.00
6623548903         360       360        765     20001201            -
6624158777         359       360        690     20001201            -
6625084378         359       360        767     20001101    353,000.00
6625380115         359       360        782     20001201            -
6626340720         359       360        734     20001201    682,274.00
6626914342         359       360        716     20001101    390,000.00
6627666420         359       360        753     20001101            -
6628750892         359       360        759     20001201    420,000.00
6631823462         359       360        720     20001101    506,888.00
6632489016         360       360        729     20001201    960,000.00
6633751745         360       360        720     20001201    485,000.00
6634937111         359       360        734     20001101    542,000.00
6635216044         359       360        755     20001201    450,000.00
6636172220         358       360        785     20001101    425,000.00
6636300185         359       360        727     20001101    429,900.00
6636556497         360       360        791     20001201    800,000.00
6638574126         360       360        755     20001201    460,000.00
6641049298         359       360        695     20001201    382,000.00
6641794448         359       360        649     20001201    515,000.00
6642562711         360       360        758     20001201    950,000.00
6643489872         360       360        766     20001201    451,000.00
6646671682         359       360        791     20001101    442,000.00
6647473492         359       360        699     20001201    395,000.00
6648003660         360       360        703     20001201    815,000.00
6650049346         359       360        790     20001101            -
6653115607         360       360        785     20001201    360,000.00
6653748399         359       360        793     20001201    645,000.00
6653839693         359       360        765     20001201    510,000.00
6661117389         359       360        757     20001101    350,000.00
6663326103         360       360        712     20001201    700,000.00
6663632112         360       360        756     20001201            -
6663676200         359       360        661     20001201    439,000.00
6664046452         359       360        677     20001101    622,000.00
6664237614         360       360        695     20001201            -
6664897607         359       360        648     20001101    400,000.00
6665568637         359       360        804     20001101    740,000.00
6666384067         359       360        753     20001101    670,000.00
6667676693         359       360        689     20001101            -
6668254912         360       360        739     20001201    355,000.00
6669655489         359       360        641     20001101    795,000.00
6670077798         359       360        775     20001201    890,000.00
6671260088         360       360        696     20001201    478,000.00
6671372487         360       360        771     20001201    800,000.00
6671424353         360       360        759     20001201    515,000.00
6671857719         359       360        791     20001201  2,880,000.00
6671892989         360       360        711     20001201            -
6672221998         359       360        770     20001201    641,000.00
6672558761         359       360        735     20001201    450,000.00
6673103674         359       360        751     20001101    574,525.00
6673340227         359       360        686     20001101    370,000.00
6673750805         359       360        712     20001201    395,000.00
6674462905         359       360        767     20001101    700,000.00
6675417346         360       360        658     20001201    535,455.00
6678832590         359       360                20001101    539,000.00
6679404654         359       360        728     20001201    350,000.00
6681324973         359       360        646     20001201    305,000.00
6683257437         359       360        790     20001201    645,000.00
6683792896         360       360        716     20001201    655,000.00
6685846203         359       360        729     20001201    297,000.00
6686879054         359       360        676     20001101    765,000.00
6687626827         360       360        736     20001201    343,210.00
6687667912         359       360        788     20001201    359,000.00
6688743753         359       360        788     20001201    648,200.00
6689976832         360       360        699     20001201    489,026.00
6690940017         360       360        728     20001201    712,380.00
6692014589         359       360        790     20001101    479,000.00
6692171199         359       360        769     20001201    510,000.00
6693466283         359       360        671     20001101    373,081.00
6694502623         359       360        734     20001201    415,000.00
6694990356         360       360        663     20001201    395,000.00
6695640323         359       360        798     20001101    531,570.00
6696430021         359       360        751     20001201            -
6697023874         359       360        681     20001101    590,810.00
6697112370         359       360        748     20001201    519,762.00
6697932678         359       360        761     20001201    390,000.00
6698943591         360       360        762     20001201    480,000.00
6699111560         360       360        677     20001201    300,000.00
6703518065         360       360        765     20001201    509,000.00
6703772803         359       360        747     20001201    570,000.00
6704653671         359       360        674     20001201    625,000.00
6705163241         359       360        692     20001101    630,000.00
6705686670         359       360        699     20001201    269,990.00
6706011894         360       360        669     20001201    950,000.00
6706553788         359       360        782     20001201    821,648.00
6707242308         360       360        710     20001201    535,824.00
6708100216         360       360        763     20001201    410,000.00
6709511817         359       360        778     20001101    725,000.00
6709963158         360       360        775     20001201    405,000.00
6714118038         360       360        661     20001201            -
6715659626         359       360        756     20001101    590,715.00
6717168386         360       360        693     20001201            -
6717504887         360       360        703     20001201    520,678.00
6719240209         360       360        742     20001201    400,501.00
6719965631         359       360        772     20001101    450,000.00
6719995166         359       360        742     20001201    420,719.00
6720845186         360       360        681     20001201            -
6723833668         359       360        746     20001101            -
6725350331         359       360        773     20001201    396,764.00
6725671785         359       360        782     20001101    380,000.00
6726435685         359       360        793     20001101            -
6726790493         359       360        645     20001101    398,000.00
6726804518         359       360        650     20001101    470,000.00
6728917151         342       360                20001101            -
6730000558         359       360        734     20001101    385,000.00
6730546022         359       360        786     20001101    489,000.00
6732747446         359       360        712     20001101    750,000.00
6736434751         360       360        702     20001201            -
6737323359         359       360        639     20001201            -
6740048605         360       360        728     20001201            -
6741245077         360       360        768     20001201    695,000.00
6742090084         360       360        696     20001201            -
6743007632         359       360        768     20001201    375,000.00
6746629804         359       360        657     20001101            -
6746850111         360       360        632     20001201  1,622,500.00
6747251327         359       360        724     20001201  1,150,000.00
6747628243         359       360        808     20001201    420,000.00
6748323273         359       360        782     20001101  1,100,000.00
6749790819         360       360        773     20001201    540,000.00
6751295004         360       360        749     20001201    449,000.00
6751346104         359       360        710     20001201    408,635.00
6752706405         360       360        786     20001201    394,000.00
6753216875         359       360        694     20001201    316,440.00
6754671581         359       360        781     20001101    428,000.00
6757003865         359       360        712     20001201    532,000.00
6757277972         359       360        736     20001101    345,000.00
6757738858         359       360        728     20001101    365,000.00
6757895864         359       360        707     20001201    407,500.00
6761901591         359       360        723     20001201    459,900.00
6764063001         359       360        754     20001201    414,000.00
6765554438         299       300        716     20001101    585,000.00
6765682858         359       360        681     20001101    580,000.00
6765876369         360       360        737     20001201    603,000.00
6767492744         359       360        707     20001201    700,000.00
6767701052         360       360        777     20001201    455,000.00
6768144492         357       360        695     20001201            -
6769303196         359       360        787     20001101    485,000.00
6770720693         359       360        791     20001101    655,000.00
6770930979         360       360        759     20001201    338,000.00
6773533242         359       360        744     20001101    572,000.00
6774049313         359       360        761     20001101    499,999.00
6775702712         359       360        769     20001101    299,000.00
6776870351         358       360        718     20001101    800,000.00
6777554749         359       360        645     20001101    365,000.00
6779407722         360       360        794     20001201    869,000.00
6779629838         359       360        646     20001101    475,000.00
6779697819         360       360        730     20001201            -
6780750714         359       360        653     20001201    615,000.00
6782652116         360       360        666     20001201    435,000.00
6782844036         360       360        750     20001201    635,000.00
6783652636         359       360        678     20001101    390,000.00
6783675140         359       360        615     20001101    490,000.00
6784512177         360       360        771     20001201    645,000.00
6784641976         359       360        787     20001101    395,000.00
6785440121         359       360        793     20001101    530,000.00
6786482874         359       360        793     20001201    435,000.00
6786633302         359       360        766     20001101    639,900.00
6786655412         359       360        736     20001101            -
6787500559         359       360        781     20001201    347,500.00
6788675905         359       360        664     20001201    482,000.00
6789295745         359       360        690     20001201    825,000.00
6789314520         359       360        709     20001201    279,000.00
6790403775         360       360        751     20001201  1,600,000.00
6794513017         359       360        783     20001201            -
6795880555         359       360        699     20001201    454,000.00
6797571848         359       360        676     20001201    335,000.00
6798506140         359       360        713     20001201    399,000.00
6799868531         360       360        774     20001201    625,000.00
6800114784         360       360        740     20001201            -
6800325117         359       360        724     20001101    411,135.00
6800594662         360       360        713     20001201    685,000.00
6804494067         358       360        746     20001201            -
6804570742         359       360        689     20001101    380,000.00
6805805113         360       360        702     20001201    396,682.00
6806169071         359       360        775     20001101    405,000.00
6806220338         360       360        752     20001201            -
6806236094         359       360        798     20001101    600,000.00
6806593627         360       360        718     20001201            -
6806693716         359       360        775     20001101    600,000.00
6806901838         360       360        788     20001201    896,000.00
6807646861         359       360        646     20001101    600,000.00
6807671810         359       360        788     20001101    740,000.00
6807981524         359       360        784     20001101    510,000.00
6808343237         360       360        751     20001201    750,000.00
6808650904         360       360        768     20001201    716,000.00
6809444299         359       360        730     20001101    334,828.00
6809952150         359       360        793     20001201    419,000.00
6810064466         359       360        760     20001201    489,611.00
6811847547         359       360        739     20001101    825,000.00
6813801054         360       360        759     20001201  1,055,000.00
6813942007         360       360        771     20001201    550,000.00
6814154727         360       360        782     20001201            -
6816019407         359       360        756     20001201    415,750.00
6816269911         359       360        700     20001201    535,000.00
6816659053         359       360        755     20001201            -
6816678913         360       360        785     20001201    475,000.00
6817056861         360       360        670     20001201    525,000.00
6819353506         360       360        742     20001201    410,000.00
6820171020         359       360        697     20001101    755,000.00
6820464987         359       360        738     20001201    359,000.00
6820722863         359       360        760     20001101    841,000.00
6822119936         360       360        706     20001201    878,095.00
6822469190         360       360        788     20001201    809,000.00
6822937063         359       360        742     20001101    369,000.00
6825121731         360       360        732     20001201    300,000.00
6825738617         359       360        784     20001101            -
6828226115         360       360        743     20001201    482,500.00
6829222964         359       360        718     20001201    348,000.00
6829996161         360       360        768     20001201    655,000.00
6832670050         359       360        784     20001101    275,000.00
6832786336         359       360        776     20001101            -
6833486209         359       360        741     20001101    437,438.00
6834681899         360       360        709     20001201    395,000.00
6835170314         359       360        730     20001201    795,000.00
6837914826         359       360        713     20001101    381,000.00
6838023197         359       360        750     20001101    452,000.00
6838659107         359       360        739     20001101    620,000.00
6838697487         359       360        740     20001101            -
6839633580         359       360        674     20001201    480,000.00
6840605197         359       360        750     20001201    400,000.00
6841420828         360       360        639     20001201    321,000.00
6842939719         360       360        822     20001201    439,500.00
6845004610         359       360        761     20001201    347,500.00
6845070595         359       360        728     20001201            -
6845927257         360       360        702     20001201    385,000.00
6846261672         360       360        759     20001201    455,000.00
6846395272         359       360        661     20001101    848,725.00
6846970470         359       360        656     20001201    365,000.00
6847545354         359       360        746     20001201  2,200,000.00
6848321599         360       360        743     20001201    392,000.00
6848741531         360       360        725     20001201    762,610.00
6849101131         359       360        769     20001101    630,000.00
6850268050         359       360        736     20001201    395,000.00
6851909231         359       360        715     20001201    850,000.00
6854394498         359       360        658     20001101  2,100,000.00
6855292360         359       360        787     20001201    325,000.00
6856383499         359       360        754     20001201    385,000.00
6856958993         359       360        673     20001201    550,777.00
6857605130         359       360        666     20001101            -
6859804830         300       300        704     20001201    350,000.00
6861141783         359       360        769     20001201    698,713.00
6861315650         359       360        735     20001101    630,000.00
6861322177         359       360        714     20001101    459,500.00
6864429458         359       360        753     20001201    300,000.00
6869440013         359       360        787     20001101    440,500.00
6871286016         359       360        769     20001101    549,000.00
6871781560         360       360        764     20001201    490,000.00
6872727174         359       360        739     20001201    379,900.00
6877479540         359       360        791     20001201    855,000.00
6877704988         359       360        668     20001101            -
6879062229         359       360        706     20001101    496,000.00
6879870274         359       360        681     20001101    410,000.00
6880007569         359       360        777     20001201    895,000.00
6882530030         359       360        773     20001101    375,000.00
6883276807         359       360        778     20001101    700,000.00
6883804228         359       360        698     20001101    535,000.00
6885040193         359       360        655     20001101            -
6885121183         359       360        718     20001201            -
6888119622         359       360        791     20001101            -
6888418826         359       360        758     20001201    515,000.00
6889630007         359       360        774     20001101    445,000.00
6890577759         359       360        772     20001201    460,000.00
6891764752         359       360        771     20001201    840,000.00
6892617314         359       360        761     20001101    500,000.00
6893873684         359       360        727     20001201            -
6897185051         359       360        718     20001101    315,000.00
6902779252         359       360        733     20001101    518,044.00
6906889289         359       360        801     20001201    619,990.00
6908363234         360       360        743     20001201    860,000.00
6908424986         359       360        750     20001201    325,000.00
6909098904         359       360        775     20001201    561,827.00
6909103365         359       360        770     20001101    470,000.00
6910451548         359       360        782     20001101    430,000.00
6911358718         359       360        788     20001201    370,000.00
6911668611         359       360        663     20001101    375,000.00
6911758818         359       360        753     20001101    471,753.00
6912455729         359       360        804     20001101            -
6915475393         360       360        769     20001201    425,500.00
6916098707         359       360        796     20001101    441,780.00
6916258632         355       360        741     20001101            -
6917443555         359       360        780     20001201    411,850.00
6917483692         359       360        775     20001101    660,000.00
6921685373         359       360        772     20001201    366,725.00
6921765969         359       360        774     20001201    355,000.00
6922929788         359       360        753     20001101    370,000.00
6924359372         359       360        723     20001201    332,000.00
6924568568         359       360        793     20001201    793,400.00
6924694364         359       360        680     20001201            -
6925658889         359       360        704     20001101    422,500.00
6928042412         359       360        702     20001101    595,000.00
6930722886         359       360        766     20001201    649,000.00
6930779167         359       360        640     20001201    310,000.00
6931327891         359       360        781     20001201    529,000.00
6932568501         358       360        685     20001101    427,000.00
6932721274         359       360        741     20001101    369,000.00
6936499083         359       360        735     20001201    389,000.00
6937144324         359       360        646     20001101    800,525.00
6938037782         359       360        684     20001101    675,000.00
6938755425         359       360        736     20001101            -
6939016777         342       360                20001201            -
6939221393         359       360        749     20001201    550,000.00
6939553035         359       360        793     20001201    437,000.00
6940202887         359       360        796     20001101    825,000.00
6940376194         359       360        777     20001101    431,627.00
6941068352         359       360        711     20001101    565,000.00
6941613884         359       360        653     20001101    695,000.00
6941941269         359       360        720     20001201            -
6947633613         359       360        660     20001201    415,000.00
6948144370         359       360        750     20001101    449,000.00
6949415233         359       360        807     20001101    650,000.00
6949855859         358       360        728     20001201    402,000.00
6950094885         359       360        611     20001101            -
6950290129         359       360        715     20001101    360,000.00
6950578465         239       240        746     20001101            -
6952050661         359       360        789     20001101    368,000.00
6952203278         359       360        780     20001201    850,000.00
6955941031         359       360        705     20001101            -
6957196386         359       360        668     20001101            -
6957760223         359       360        771     20001101    415,000.00
6959022531         359       360        782     20001101    545,000.00
6962657281         359       360        669     20001201    589,000.00
6962693914         359       360        672     20001101    550,000.00
6965100024         359       360        729     20001201    610,000.00
6965460642         359       360        749     20001101            -
6967144400         360       360        703     20001201    445,000.00
6968560786         359       360        765     20001201    378,000.00
6969688438         359       360        778     20001101    477,000.00
6975686822         359       360        786     20001201    450,000.00
6976397866         359       360        764     20001201    609,160.00
6976977642         360       360        702     20001201    490,000.00
6981452755         359       360        757     20001201            -
6982954890         359       360        766     20001201            -
6985539003         359       360        759     20001101    730,000.00
6985672044         359       360        712     20001101    520,000.00
6988370273         359       360        677     20001101            -
6989530123         359       360                20001201    470,000.00
6989757528         359       360        782     20001201            -
6989789950         360       360        752     20001201    350,000.00
6990211762         359       360        702     20001101    670,000.00
6990541408         359       360        727     20001201    370,000.00
6991456093         359       360        788     20001201    889,200.00
6992841780         360       360        651     20001201    505,000.00
6992895620         360       360        688     20001201    450,836.00
6993095212         359       360        780     20001201    384,000.00
6995496590         359       360        780     20001101    746,990.00
6999544619         359       360        748     20001201    399,900.00
0028937464         360       360        728     20001201            -
0029006194         354       360        767     20001201            -
0029006269         358       360        758     20001201    292,500.00
0029006467         356       360        637     20001201    500,000.00
0029007127         358       360        763     20001201            -
0029010188         359       360        676     20001201    404,161.00
0029003373         358       360        745     20001201    698,000.00
0029005352         359       360        684     20001201    630,000.00
0029010071         359       360        758     20001201    732,446.00
0023449325         346       360        759     20001201    360,000.00
0029015088         360       360        707     20001201    600,000.00
0028911154         359       360        750     20001101    385,668.00
6735394097         360       360        759     20001201    330,000.00
6958564228         360       360        766     20001201    330,000.00

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [date]


To:   The Bank of New York
      101 Barclay Street - 12 E
      New York, New York 10286
      Attn:  Inventory Control

      Re: The Pooling and Servicing Agreement dated November 21, 2000, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee

      In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
--------------------

Mortgagor Name, Address & Zip Code:
----------------------------------

Reason for Requesting Documents (check one)
-------------------------------

____  1.  Mortgage Paid in Full

____  2.  Foreclosure

____  3.  Substitution

____  4.  Other Liquidation

____  5.  Nonliquidation                      Reason: ___________________


                                    By:
                                        ----------------------------------------
                                          (authorized signer of Bank of America
                                           Mortgage Securities, Inc.)


                                    Issuer:
                                           -------------------------------------
                                    Address:
                                            ------------------------------------

                                    --------------------------------------------

                                    Date:
                                         ---------------------------------------

Custodian
---------
The Bank of New York
Please acknowledge the execution of the above request by your signature and date below:


----------------------------------  ---------------
Signature                           Date

Documents returned to Custodian:


----------------------------------- ----------------
Custodian                           Date

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT


                                     [Date]


      [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated November 21, 2000, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee.


                              [---------------],

                              By:
                                   ---------------------------------------------
                              Name:
                                     -------------------------------------------
                              Title:
                                      ------------------------------------------

                                   EXHIBIT G-1

                         FORM OF TRANSFEROR CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2000-7, Class ___, having an initial aggregate Certificate Balance as of November 21, 2000 of $___________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated November 21, 2000, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                    Very truly yours,

                                    --------------------------------------------
                                    (Transferor)

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                  EXHIBIT G-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2000-7, Class ___, having an initial aggregate Certificate Balance as of November 21, 2000 of $_________]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated November 21, 2000, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2. The Transferee has been furnished with all information regarding
      (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
      (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificate, and (f) all related matters, that it has requested.

            3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,

                                    --------------------------------------------
                                    (Transferor)

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                             Nominee Acknowledgment
                             ----------------------

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.


                                    --------------------------------------------
                                    (Nominee)

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                                         ANNEX 1 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]


      The undersigned hereby certifies as follows to [__________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

      ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

      ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

      ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer. The Transferee is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

      ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.



--------
(1) Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

      ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

      3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes   No             Transferred Certificates only for the
                                 Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.


                                    --------------------------------------------
                                    Print Name of Transferee

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------
                                    Date:
                                         ---------------------------------------

                                                         ANNEX 2 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]


      The undersigned hereby certifies as follows to [_________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ____ The Transferee owned and/or invested on a discretionary basis $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes   No             Transferred Certificates only for the
                                 Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                    --------------------------------------------
                                    Print Name of Transferee

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------
                                    Date:
                                         ---------------------------------------


                                    IF AN ADVISER:

                                    --------------------------------------------
                                    Print Name of Transferee

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------
                                    Date:
                                         ---------------------------------------

                                  EXHIBIT G-2B

                        FORM II OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street-12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2000-7, Class ___, having an initial aggregate Certificate Principal Balance as of November 21, 2000 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to
[_________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated November 21, 2000, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

      1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates and
(c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

      3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO BENEFIT
      PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
      SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

      4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans., (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

      6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,

                                    --------------------------------------------
                                    (Transferor)

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------
                                    Date:
                                         ---------------------------------------

                             Nominee Acknowledgment
                             ----------------------

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.


                                    --------------------------------------------
                                    (Nominee)

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                    FOR BENEFIT PLAN-RESTRICTED CERTIFICATES

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2000-7, Class ___, having an initial aggregate Certificate Principal Balance as of November 21, 2000 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to
[________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated November 21, 2000, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as Trustee, either that:

      (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b) it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                    Very truly yours,

                                    --------------------------------------------
                                    (Transferor)

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------
                                    Date:
                                         ---------------------------------------

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                  RESIDUAL CERTIFICATE PURSUANT TO SECTION 6.02

                    Bank of America Mortgage Securities, Inc.
                       Mortgage Pass-Through Certificates,
                                  Series 2000-7

STATE OF               )
                       )  ss:
COUNTY OF              )

      The undersigned, being first duly sworn, deposes and says as follows:

      1. The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class A-R or Class A-LR Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated November 21, 2000, (the "Agreement"), relating to the above-referenced Series, by and among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), Bank of America, N.A., as servicer, and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of
Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Certificate or cause the Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

      7. The Transferee historically has paid its debts as they have become due.

      8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

      9. The Transferee's taxpayer identification number is __________________.

      10. The Transferee is a U.S. Person as defined in Code Section
7701(a)(30).

      11. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. The Transferee understands that it may incur tax liabilities with respect to the Certificate in excess of cash flows generated thereby, and agrees to pay taxes associated with holding the Certificate as such taxes become due.

      12. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.

                                      * * *

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.


                                    --------------------------------------------
                                    Print Name of Transferee

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


      Personally appeared before me the above-named ___________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this _____ day of _______________________,
____






                                    --------------------------------------------
                                                     NOTARY PUBLIC

                                    My Commission expires the ____ day of
                                    ______________, ____

                                    EXHIBIT J

                     CONTENTS OF THE SERVICER MORTGAGE FILE

1.    Copies of Mortgage Loans Documents.

2.    Residential loan application.

3.    Mortgage Loan closing statement.

4.    Verification of employment and income, if required.

5.    Verification of acceptable evidence of source and amount of downpayment.

6.    Credit report on Mortgagor, in a form acceptable to either FNMA or FHLMC.

7.    Residential appraisal report.

8.    Photograph of the Mortgaged Property.

9. Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

11.   Copies of all required disclosure statements.

12. If applicable, termite report, structural engineer's report, water potability and septic certification.

13.   Sales Contract, if applicable.

14. The Primary Insurance Policy or certificate of insurance or an electronic notation of the existence of such policy, where required pursuant to the Agreement.

15. Evidence of electronic notation of the hazard insurance policy, and if required by law, evidence of the flood insurance policy.

                                    EXHIBIT K
                       FORM OF SPECIAL SERVICING AGREEMENT


            This Special Servicing Agreement (the "Agreement") is made and entered into as of ___________________, between Bank of America, N.A. (the "Servicer") and ___________________ (the "Loss Mitigation Advisor ").


                              PRELIMINARY STATEMENT


      _________________ (the "Purchaser") is the holder of the entire interest in Bank of America Mortgage Securities, Inc.; Mortgage Pass-Through Certificates, Series ______, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated ___________________among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), the Servicer, and The Bank of New York, as Trustee.

      The Purchaser has requested the Servicer to engage the Loss Mitigation Advisor, at the Purchaser's expense, to assist the Servicer with respect to default management and reporting situations for the benefit of the Purchaser.

      In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Servicer hereby engages the Loss Mitigation Advisor to provide advice in connection with default management and reporting situations with respect to defaulted loans, including providing to the Servicer recommendations with respect to foreclosures, the acceptance of so-called short payoffs, deeds in lieu of or in aid of foreclosure and deficiency notes, as well as with respect to the sale of REO properties. The Loss Mitigation Advisor hereby accepts such engagement, and acknowledges that its fees will be paid by the Purchaser and not the Servicer, and that it will not look to the Servicer for financial remuneration. It is the intent of the parties to this Agreement that the services of the Loss Mitigation Advisor are provided without fee to the Servicer for the benefit of the Purchaser for the life of the Class B Certificates.


                                    ARTICLE I

                                   DEFINITIONS

      Section 1.01. Defined Terms.

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

      Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale.

      Delay of Foreclosure: The postponement for more than three Business Days of the scheduled sale of Mortgaged Property to obtain satisfaction of a Mortgage Loan.

      Loss Mitigation Advisor: ______________.

      Purchaser: _______________________, or the holder of record of the Class B Certificates.

      Short Payoff: Liquidation of a Mortgage Loan at less than the full amount of the outstanding balance of the Mortgage Loan plus advances and costs through a negotiated settlement with the borrower, which may include a deed-in-lieu of foreclosure or sale of the property or of the promissory note secured by the collateral property to a third party, in either case with or without a contribution toward any resulting deficiency by the borrower.

      Section 1.02. Definitions Incorporated by Reference.

      All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreements.


                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

      Section 2.01. Reports and Notices.

      (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Servicer shall use reasonable efforts to provide to the Loss Mitigation Advisor with the following notices and reports. All such notices and reports may be sent to the Loss Mitigation Advisor by telecopier, electronic mail, express mail or regular mail.

            (i) The Servicer shall within five Business Days after each Distribution Date either: (A) provide to the Loss Mitigation Advisor a written or electronic report, using the same methodology and calculations as in its standard servicing reports, indicating for the trust fund formed by the Pooling and Servicing Agreement, the number of Mortgage Loans that are (1) sixty days delinquent, (2) ninety days or more delinquent, (3) in foreclosure or (4) real estate owned (REO), and indicating for each such Mortgage Loan the loan number, whether the loan is in bankruptcy or paying under the terms of a repayment plan, the reason for default, and outstanding principal balance; or (B) provide the information detailed in
      (A) to a data service provider of the Loss Mitigation Advisor's choice in an electronic format acceptable to that data service provider. Provision of the information to a service provider other than that specified by the Loss Mitigation Advisor is acceptable.

            (ii) Prior to a Delay of Foreclosure in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent delay, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the reason and justification for delaying foreclosure action. All notices and supporting documentation pursuant to this subsection may be provided via telecopier, express mail or electronic mail.

            (iii) Prior to accepting any Short Payoff in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent Short Payoff, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the justification for accepting the proposed Short Payoff. Such notice may be sent by telecopier, express mail, electronic mail or regular mail.

            (iv) Within five (5) business days of each Distribution Date, the Servicer shall provide the Loss Mitigation Advisor with a report listing each loan that has resulted in a realized loss that has been reported to the trustee. Such report shall specify the loan number, the outstanding principal balance of the loan upon its liquidation, the realized loss, and the following components of realized loss: foreclosure costs, advances, mortgage insurance proceeds, marketing and property rehabilitation costs, and other costs. Such report may be provided by telecopier, express mail, regular mail or electronic mail. The Loss Mitigation Advisor shall have at least ten (10) business days in which to respond with reasonable questions or requests for additional information regarding the amounts reported as realized losses, and the Servicer shall within five (5) business days of receipt of the Loss Mitigation Advisor's questions or additional information requests provide responses to such questions and requests.

            (v) Within five (5) business days of receipt by the Servicer of an offer to acquire an REO property at an amount that is more than 15% below the most recent market valuation of that property obtained by the Servicer (or if no such valuation has been obtained, the appraisal used in connection with the originating of the related Mortgage Loan), the Servicer shall notify the Loss Mitigation Advisor of such offer and shall provide a justification for accepting such offer, if that is the Servicer's recommendation.

            (vi) Within five (5) business days of receipt by the Servicer that a claim filed for mortgage insurance, or any part thereof, has been rejected by the mortgage insurance provider, the Servicer shall provide a copy of the rejected claim with explanations for the item or items rejected to the Loss Mitigation Advisor.

            (vii) Within five (5) business days of providing the trustee with any notice regarding a mortgage loan substitution, loan modification, or loan repurchase, the Servicer shall provide the Loss Mitigation Advisor with a copy of the notice.

      (b) If requested by the Loss Mitigation Advisor, the Servicer shall make its servicing personnel available during its normal business hours to respond to reasonable inquiries, in writing by facsimile transmission, express mail or electronic mail, by the Loss Mitigation Advisor in connection with any Mortgage Loan identified in a report under subsection 2.01 (a)(i), (a)(ii), (a)(iii) or
(a)(iv) which has been given to the Loss Mitigation Advisor; provided that the Servicer shall only be required to provide information that is readily accessible to their servicing personnel.

      (c) In addition to the foregoing, the Servicer shall provide to the Loss Mitigation Advisor such information as the Loss Mitigation Advisor may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, provided that the Servicer shall only be required to provide information that is readily accessible to its servicing personnel.

      (d) With respect to all Mortgage Loans which are serviced at any time by the Servicer through a subservicer, the Servicer shall be entitled to rely for all purposes hereunder, including for purposes of fulfilling its reporting obligations under this Section 2.01, on the accuracy and completeness of any information provided to it by the applicable subservicer.

      Section 2.02. Loss Mitigation Advisor's Recommendations With Respect to Defaulted Loans.

      (a) All parties to this Agreement acknowledge that the Loss Mitigation Advisor's advice is made in the form of recommendations, and that the Loss Mitigation Advisor does not have the right to direct the Servicer in performing its duties under the Pooling and Servicing Agreement. The Servicer may, after review and analysis of the Loss Mitigation Advisor's recommendation, accept or reject it, in the Servicer's sole discretion, subject to the standards of the Servicer to protect the interest of the Certificateholders set forth in the Pooling and Servicing Agreement.

      (b) Within two (2) business days of receipt of a notice of a foreclosure delay, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the delay, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within the allotted time, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor may recommend that additional procedures be undertaken to further analyze the property, the borrower, or issues related to the default or foreclosure. Such additional procedures may include asset searches, property valuations, legal analysis or other procedures that are warranted by the circumstances of the property, borrower or foreclosure. The Loss Mitigation Advisor may recommend such other actions as are warranted by the circumstances of the property, borrower or foreclosure.

      (c) Within two (2) business days of receipt of a notice of a proposed Short Payoff, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the proposed Short Payoff, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within two business days, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed Short Payoff, recommending against such Short Payoff, with a justification provided, or proposing a counteroffer.

      (d) Within two (2) business days of receipt of a notice of an REO sale at an amount that is more than 15% below the recent market valuation of that property, the Loss Mitigation Advisor shall provide the Servicer with its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed below-market sale, recommending against such below-market sale, or proposing a counteroffer.

      Section 2.03. Termination.

      (a) With respect to all Mortgage Loans included in a trust fund, the Servicer's obligations under Section 2.01 and Section 2.02 shall terminate at such time as the Certificate Principal Balances of the related Class B Certificates have been reduced to zero.

      (b) The Loss Mitigation Advisor's responsibilities under this Agreement shall terminate upon the termination of the fee agreement between the Purchaser or its successor and the Loss Mitigation Advisor. The Loss Mitigation Advisor shall promptly notify the Servicer of the date of termination of such fee agreement, but in no event later than 5:00 P.M., EST, on the effective date thereof.

      (c) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and the Loss Mitigation Advisor and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Loss Mitigation Advisor, its directors, officers, employees or agents shall be under any liability for any actions taken by the Servicer based upon the recommendation pursuant to this Agreement, provided they are made in good faith.


                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

      Section 3.01. Amendment.

      This Agreement may be amended from time to time by the Servicer and the Loss Mitigation Advisor by written agreement signed by the Servicer and the Loss Mitigation Advisor.

      Section 3.02. Counterparts.

      This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 3.03. Governing Law.

      This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 3.04. Notices.

      All demands, notices and direction hereunder shall be in writing or by telecopier and shall be deemed effective upon receipt to:

      (a) in the case of the Servicer,

                  Bank of America, N.A.
                  201 North Tryon Street
                  Charlotte, North Carolina  28255
                  Attn: Secondary Marketing with a copy to the General Counsel or such other address as may hereafter be furnished in writing by the Servicer,

      (b) in the case of the Loss Mitigation Advisor,

                  -----------------------



      (c) in the case of the Purchaser:

                  -----------------------




      Section 3.05. Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

      Section 3.06. Successors and Assigns.

      (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

      (b) The Servicer shall notify the Loss Mitigation Advisor of the assignment of its duties to any successor servicer within thirty (30) days prior to such assignment, and shall provide the name, address, telephone number and telecopier number for the successor to the Loss Mitigation Advisor.

      Section 3.07. Article and Section Headings.

      The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      Section 3.08. Confidentiality.

      The Servicer acknowledges the confidentiality of this Agreement and will not release or republish its contents without the consent of the Loss Mitigation Advisor except to the extent required by law, regulation or court order.

      The Loss Mitigation Advisor agrees that all information supplied by or on behalf of the Servicer under this Agreement, is the property of the Servicer. The Loss Mitigation Advisor shall keep in strictest confidence all information relating to this Agreement, including, without limitation, individual account information and other information supplied by or on behalf of the Servicer pursuant to Section 2.01, and that information which may be acquired in connection with or as a result of this Agreement. During the term of this Agreement and at any time thereafter, without the prior written consent of the Servicer, the Loss Mitigation Advisor shall not publish, communicate, divulge, disclose or use any of such information. Upon termination or expiration of this Agreement, the Loss Mitigation Advisor shall deliver all records, data, information, and other documents and all copies thereof supplied by or on behalf of the Servicer pursuant to Section 2.01 to the Servicer and such shall remain the property of the Servicer.

      Section 3.09. Independent Contractor.

      In all matters relating to this Agreement, the Loss Mitigation Advisor shall be acting as an independent contractor. Neither the Loss Mitigation Advisor nor any employees of the Loss Mitigation Advisor are employees or agents of the Servicer under the meaning or application of any Federal or State Unemployment or Insurance Laws or Workmen's Compensation Laws, or otherwise. The Loss Mitigation Advisor shall assume all liabilities or obligations imposed by any one or more of such laws with respect to the employees of the Loss Mitigation Advisor in the performance of this Agreement. The Loss Mitigation Advisor shall not have any authority to assume or create any obligation, express or implied, on behalf of the Servicer, and the Loss Mitigation Advisor shall not have the authority to represent itself as an agent, employee, or in any other capacity of the Servicer.

      IN WITNESS WHEREOF, the Servicer and the Loss Mitigation Advisor have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                          Bank of America, N.A.


                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________


                                          Loss Mitigation Advisor
                                          ______________________________________


                                          By:___________________________________
                                          Name:
                                          Title:


                    PURCHASER'S ACKNOWLEDGEMENT AND AGREEMENT

Purchaser executes this agreement for the purpose of acknowledging the limited obligations of the Servicer in respect of the Loss Mitigation Advisor's recommendation, as described in Section 2.02(a) hereof and confirming to the Servicer that (i) it shall be solely responsible for the payment of the fees of the Loss Mitigation Advisor pursuant to the terms of an agreement between Purchaser and Loss Mitigation Advisor dated _____________, 20__ and (ii) Purchaser upon transfer of its interest in any of the Class B Certificates or any part thereof will require its successor to consent to this Special Servicing Agreement and to pay any of the fees due to the Loss Mitigation Advisor pursuant to the agreement referenced in clause (i) above.



                                       Purchaser

                                       By:______________________________________

                                       Name:____________________________________

                                       Title:___________________________________

                                    EXHIBIT L

           Principal Balance Schedules and TAC Group Balance Schedules



                                                                           PRINCIPAL BALANCE SCHEDULES
                                                      ------------------------------------------------------------------------
PAYMENT DATE                                          CLASS A-1          CLASS A-2          CLASS A-3          CLASS A-4
------------                                          ---------          ---------          ---------          ---------
December 25, 2000.............................        $59,394,997.52     $21,960,000.00     $11,000,000.00     $113,007,000.00
January 25, 2001..............................         59,094,920.99      21,960,000.00      11,000,000.00      113,007,000.00
February 25, 2001.............................         58,752,873.34      21,960,000.00      11,000,000.00      113,007,000.00
March 25, 2001................................         58,368,951.39      21,960,000.00      11,000,000.00      113,007,000.00
April 25, 2001................................         57,943,278.87      21,960,000.00      11,000,000.00      113,007,000.00
May 25, 2001..................................         57,476,006.34      21,960,000.00      11,000,000.00      113,007,000.00
June 25, 2001.................................         56,967,311.18      21,960,000.00      11,000,000.00      113,007,000.00
July 25, 2001.................................         56,417,397.54      21,960,000.00      11,000,000.00      113,007,000.00
August 25, 2001...............................         55,826,496.19      21,960,000.00      11,000,000.00      113,007,000.00
September 25, 2001............................         55,194,864.42      21,960,000.00      11,000,000.00      113,007,000.00
October 25, 2001..............................         54,522,785.91      21,960,000.00      11,000,000.00      113,007,000.00
November 25, 2001.............................         53,810,570.47      21,960,000.00      11,000,000.00      113,007,000.00
December 25, 2001.............................         53,058,553.91      21,960,000.00      11,000,000.00      113,007,000.00
January 25, 2002..............................         52,267,097.72      21,960,000.00      11,000,000.00      113,007,000.00
February 25, 2002.............................         51,436,588.87      21,960,000.00      11,000,000.00      113,007,000.00
March 25, 2002................................         50,567,439.46      21,960,000.00      11,000,000.00      113,007,000.00
April 25, 2002................................         49,660,086.41      21,960,000.00      11,000,000.00      113,007,000.00
May 25, 2002..................................         48,714,991.11      21,960,000.00      11,000,000.00      113,007,000.00
June 25, 2002.................................         47,732,639.02      21,960,000.00      11,000,000.00      113,007,000.00
July 25, 2002.................................         46,713,539.29      21,960,000.00      11,000,000.00      113,007,000.00
August 25, 2002...............................         45,658,224.32      21,960,000.00      11,000,000.00      113,007,000.00
September 25, 2002............................         44,567,249.25      21,960,000.00      11,000,000.00      113,007,000.00
October 25, 2002..............................         43,441,191.58      21,960,000.00      11,000,000.00      111,100,446.38
November 25, 2002.............................         42,280,650.53      21,960,000.00      11,000,000.00      109,135,682.32
December 25, 2002.............................         41,086,246.61      21,960,000.00      11,000,000.00      107,113,548.78
January 25, 2003..............................         39,858,621.01      21,960,000.00      11,000,000.00      105,034,915.08
February 25, 2003.............................         38,598,435.05      21,960,000.00      11,000,000.00      102,900,678.26
March 25, 2003................................         37,306,369.54      21,960,000.00      11,000,000.00      100,711,762.44
April 25, 2003................................         36,014,859.75      21,960,000.00      11,000,000.00       98,520,929.78
May 25, 2003..................................         34,731,432.78      21,960,000.00      11,000,000.00       96,340,458.87
June 25, 2003.................................         33,456,034.98      21,960,000.00      11,000,000.00       94,170,293.28
July 25, 2003.................................         32,188,613.07      21,960,000.00      11,000,000.00       92,010,376.84
August 25, 2003...............................         30,929,114.09      21,960,000.00      11,000,000.00       89,860,653.65
September 25, 2003............................         29,677,485.43      21,960,000.00      11,000,000.00       87,721,068.10
October 25, 2003..............................         28,433,674.79      21,960,000.00      11,000,000.00       85,591,564.84
November 25, 2003.............................         27,197,630.23      21,960,000.00      11,000,000.00       83,472,088.78
December 25, 2003.............................         25,969,300.12      21,960,000.00      11,000,000.00       81,362,585.13
January 25, 2004..............................         24,748,633.16      21,960,000.00      11,000,000.00       79,262,999.34
February 25, 2004.............................         23,535,578.38      21,960,000.00      11,000,000.00       77,173,277.14
March 25, 2004................................         22,330,085.13      21,960,000.00      11,000,000.00       75,093,364.51
April 25, 2004................................         21,132,103.08      21,960,000.00      11,000,000.00       73,023,207.70
May 25, 2004..................................         19,941,582.23      21,960,000.00      11,000,000.00       70,962,753.24
June 25, 2004.................................         18,758,472.87      21,960,000.00      11,000,000.00       68,911,947.89
July 25, 2004.................................         17,582,725.62      21,960,000.00      11,000,000.00       66,870,738.68
August 25, 2004...............................         16,414,291.43      21,960,000.00      11,000,000.00       64,839,072.91
September 25, 2004............................         15,253,121.53      21,960,000.00      11,000,000.00       62,816,898.13
October 25, 2004..............................         14,099,167.48      21,960,000.00      11,000,000.00       60,804,162.12
November 25, 2004.............................         12,952,381.13      21,960,000.00      11,000,000.00       58,800,812.96
December 25, 2004.............................         11,812,714.64      21,960,000.00      11,000,000.00       56,806,798.94
January 25, 2005..............................         10,680,120.47      21,960,000.00      11,000,000.00       54,822,068.61
February 25, 2005.............................          9,554,551.40      21,960,000.00      11,000,000.00       52,846,570.80
March 25, 2005................................          8,435,960.48      21,960,000.00      11,000,000.00       50,880,254.54
April 25, 2005................................          7,324,301.07      21,960,000.00      11,000,000.00       48,923,069.13
May 25, 2005..................................          6,219,526.82      21,960,000.00      11,000,000.00       46,974,964.13
June 25, 2005.................................          5,121,591.68      21,960,000.00      11,000,000.00       45,035,889.32
July 25, 2005.................................          4,030,449.88      21,960,000.00      11,000,000.00       43,105,794.73
August 25, 2005...............................          2,946,055.95      21,960,000.00      11,000,000.00       41,184,630.63
September 25, 2005............................          1,868,364.68      21,960,000.00      11,000,000.00       39,272,347.53
October 25, 2005..............................            797,331.19      21,960,000.00      11,000,000.00       37,368,896.19
November 25, 2005.............................                  0.00      21,692,910.84      11,000,000.00       35,474,227.59
December 25, 2005.............................                  0.00      20,649,677.76      11,000,000.00       33,611,863.73
January 25, 2006..............................                  0.00      19,612,911.05      11,000,000.00       31,758,100.62
February 25, 2006.............................                  0.00      18,582,566.78      11,000,000.00       29,912,889.61
March 25, 2006................................                  0.00      17,558,601.26      11,000,000.00       28,076,182.29
April 25, 2006................................                  0.00      16,540,971.08      11,000,000.00       26,247,930.47
May 25, 2006..................................                  0.00      15,529,633.10      11,000,000.00       24,428,086.19
June 25, 2006.................................                  0.00      14,524,544.44      11,000,000.00       22,616,601.72
July 25, 2006.................................                  0.00      13,525,662.51      11,000,000.00       20,861,848.13
August 25, 2006...............................                  0.00      12,532,944.96      11,000,000.00       19,177,893.86
September 25, 2006............................                  0.00      11,546,349.72      11,000,000.00       17,561,897.19
October 25, 2006..............................                  0.00      10,565,834.95      11,000,000.00       16,011,127.67
November 25, 2006.............................                  0.00       9,591,359.12      11,000,000.00       14,522,961.82
December 25, 2006.............................                  0.00       8,650,987.43      11,000,000.00       13,145,284.47
January 25, 2007..............................                  0.00       7,739,290.97      11,000,000.00       11,823,800.63
February 25, 2007.............................                  0.00       6,855,386.99      11,000,000.00       10,556,214.19
March 25, 2007................................                  0.00       5,998,419.14      11,000,000.00        9,340,319.70
April 25, 2007................................                  0.00       5,167,556.76      11,000,000.00        8,173,998.85
May 25, 2007..................................                  0.00       4,361,994.04      11,000,000.00        7,055,217.02
June 25, 2007.................................                  0.00       3,580,949.37      11,000,000.00        5,982,020.03
July 25, 2007.................................                  0.00       2,823,664.52      11,000,000.00        4,952,531.00
August 25, 2007...............................                  0.00       2,089,404.02      11,000,000.00        3,964,947.30
September 25, 2007............................                  0.00       1,377,454.44      11,000,000.00        3,017,537.67
October 25, 2007..............................                  0.00         687,123.76      11,000,000.00        2,108,639.40
November 25, 2007.............................                  0.00          17,740.72      11,000,000.00        1,236,655.69
December 25, 2007.............................                  0.00               0.00      10,402,152.75          482,592.53
January 25, 2008..............................                  0.00               0.00       9,805,166.63                0.00
February 25, 2008.............................                  0.00               0.00       9,226,194.33                0.00
March 25, 2008................................                  0.00               0.00       8,664,665.75                0.00
April 25, 2008................................                  0.00               0.00       8,120,028.13                0.00
May 25, 2008..................................                  0.00               0.00       7,591,745.53                0.00
June 25, 2008.................................                  0.00               0.00       7,079,298.34                0.00
July 25, 2008.................................                  0.00               0.00       6,582,182.81                0.00
August 25, 2008...............................                  0.00               0.00       6,099,910.51                0.00
September 25, 2008............................                  0.00               0.00       5,632,007.93                0.00
October 25, 2008..............................                  0.00               0.00       5,178,015.98                0.00
November 25, 2008.............................                  0.00               0.00       4,737,489.61                0.00
December 25, 2008.............................                  0.00               0.00       4,336,656.91                0.00
January 25, 2009..............................                  0.00               0.00       3,947,275.31                0.00
February 25, 2009.............................                  0.00               0.00       3,568,976.81                0.00
March 25, 2009................................                  0.00               0.00       3,201,404.72                0.00
April 25, 2009................................                  0.00               0.00       2,844,213.33                0.00
May 25, 2009..................................                  0.00               0.00       2,497,067.60                0.00
June 25, 2009.................................                  0.00               0.00       2,159,642.78                0.00
July 25, 2009.................................                  0.00               0.00       1,831,624.13                0.00
August 25, 2009...............................                  0.00               0.00       1,512,706.62                0.00
September 25, 2009............................                  0.00               0.00       1,202,594.60                0.00
October 25, 2009..............................                  0.00               0.00         901,001.55                0.00
November 25, 2009.............................                  0.00               0.00         607,649.78                0.00
December 25, 2009.............................                  0.00               0.00         341,985.79                0.00
January 25, 2010..............................                  0.00               0.00          82,935.63                0.00
February 25, 2010.............................                  0.00               0.00               0.00                0.00
and thereafter

                                                                           PRINCIPAL BALANCE SCHEDULES
                                                     -------------------------------------------------------------------------
PAYMENT DATE                                         CLASS A-1            CLASS A-2           CLASS A-3        CLASS A-4
------------                                         ---------            ---------           ---------        ---------
December 25, 2000.............................       $187,501,197.55      $3,833,376.33       $6,995,540.86    $171,538,704.91
January 25, 2001..............................        186,891,975.42       3,856,137.00        7,037,076.88     171,164,809.15
February 25, 2001.............................        186,197,542.56       3,879,032.81        7,078,859.53     170,709,434.57
March 25, 2001................................        185,418,095.58       3,902,064.57        7,120,890.26     170,172,857.66
April 25, 2001................................        184,553,885.62       3,925,233.08        7,163,170.54     169,555,510.33
May 25, 2001..................................        183,605,218.40       3,948,539.15        7,205,701.87     168,857,980.26
June 25, 2001.................................        182,572,454.03       3,971,983.60        7,248,485.72     168,081,010.86
July 25, 2001.................................        181,456,006.95       3,995,567.25        7,291,523.61     167,225,500.91
August 25, 2001...............................        180,256,345.71       4,019,290.94        7,334,817.03     166,292,503.78
September 25, 2001............................        178,973,992.67       4,043,155.47        7,378,367.50     165,283,226.22
October 25, 2001..............................        177,609,523.72       4,067,161.71        7,422,176.56     164,199,026.83
November 25, 2001.............................        176,163,567.88       4,091,310.48        7,466,245.73     163,041,414.10
December 25, 2001.............................        174,636,806.91       4,115,602.64        7,510,576.57     161,812,044.07
January 25, 2002..............................        173,029,974.72       4,140,039.03        7,555,170.62     160,512,717.62
February 25, 2002.............................        171,343,856.94       4,164,620.51        7,600,029.44     159,145,377.33
March 25, 2002................................        169,579,290.22       4,189,347.95        7,645,154.62     157,712,104.03
April 25, 2002................................        167,737,161.60       4,214,222.20        7,690,547.72     156,215,112.93
May 25, 2002..................................        165,818,407.81       4,239,244.14        7,736,210.35     154,656,749.39
June 25, 2002.................................        163,824,014.46       4,264,414.66        7,782,144.10     153,039,484.39
July 25, 2002.................................        161,755,015.22       4,289,734.62        7,828,350.58     151,365,909.54
August 25, 2002...............................        159,612,490.98       4,315,204.92        7,874,831.41     149,638,731.93
September 25, 2002............................        157,397,568.82       4,340,826.45        7,921,588.22     147,860,768.46
October 25, 2002..............................        155,111,421.14       4,366,600.10        7,968,622.65     146,034,940.03
November 25, 2002.............................        152,755,264.54       4,392,526.79        8,015,936.35     144,164,265.36
December 25, 2002.............................        150,330,358.79       4,418,607.42        8,063,530.97     142,251,854.53
January 25, 2003..............................        147,838,005.64       4,444,842.90        8,111,408.19     140,300,902.27
February 25, 2003.............................        145,279,547.70       4,471,234.16        8,159,569.67     138,314,681.05
March 25, 2003................................        142,656,367.18       4,497,782.11        8,208,017.12     136,296,533.89
April 25, 2003................................        140,034,314.89       4,524,487.69        8,256,752.22     134,308,801.51
May 25, 2003..................................        137,428,672.51       4,551,351.84        8,305,776.68     132,365,335.39
June 25, 2003.................................        134,839,331.16       4,578,375.49        8,355,092.23     130,465,407.82
July 25, 2003.................................        132,266,182.64       4,605,559.59        8,404,700.59     128,608,301.61
August 25, 2003...............................        129,709,119.42       4,632,905.10        8,454,603.50     126,793,309.96
September 25, 2003............................        127,168,034.70       4,660,412.98        8,504,802.71     125,019,736.28
October 25, 2003..............................        124,642,822.31       4,688,084.18        8,555,299.98     123,286,894.07
November 25, 2003.............................        122,133,376.78       4,715,919.68        8,606,097.07     121,594,106.76
December 25, 2003.............................        119,639,593.30       4,743,920.45        8,657,195.77     119,940,707.62
January 25, 2004..............................        117,161,367.73       4,772,087.48        8,708,597.87     118,326,039.54
February 25, 2004.............................        114,698,596.57       4,800,421.75        8,760,305.17     116,749,454.98
March 25, 2004................................        112,251,177.01       4,828,924.25        8,812,319.48     115,210,315.76
April 25, 2004................................        109,819,006.86       4,857,595.99        8,864,642.63     113,707,993.00
May 25, 2004..................................        107,401,984.58       4,886,437.97        8,917,276.45     112,241,866.94
June 25, 2004.................................        105,000,009.30       4,915,451.19        8,970,222.78     110,811,326.82
July 25, 2004.................................        102,612,980.74       4,944,636.68        9,023,483.47     109,415,770.77
August 25, 2004...............................        100,240,799.31       4,973,995.46        9,077,060.41     108,054,605.69
September 25, 2004............................         97,883,366.01       5,003,528.56        9,130,955.45     106,727,247.07
October 25, 2004..............................         95,540,582.48       5,033,237.01        9,185,170.50     105,433,118.97
November 25, 2004.............................         93,212,350.98       5,063,121.86        9,239,707.45     104,171,653.80
December 25, 2004.............................         90,898,574.39       5,093,184.14        9,294,568.21     102,942,292.25
January 25, 2005..............................         88,599,156.19       5,123,424.92        9,349,754.71     101,744,483.19
February 25, 2005.............................         86,314,000.49       5,153,845.26        9,405,268.88     100,577,683.51
March 25, 2005................................         84,043,012.00       5,184,446.21        9,461,112.67      99,441,358.03
April 25, 2005................................         81,786,096.00       5,215,228.86        9,517,288.02      98,334,979.42
May 25, 2005..................................         79,543,158.42       5,246,194.29        9,573,796.92      97,258,028.01
June 25, 2005.................................         77,314,105.75       5,277,343.56        9,630,641.34      96,209,991.77
July 25, 2005.................................         75,098,845.08       5,308,677.79        9,687,823.27      95,190,366.14
August 25, 2005...............................         72,897,284.07       5,340,198.07        9,745,344.72      94,198,653.96
September 25, 2005............................         70,709,330.98       5,371,905.49        9,803,207.71      93,234,365.33
October 25, 2005..............................         68,534,894.64       5,403,801.18        9,861,414.25      92,297,017.57
November 25, 2005.............................         66,373,884.45       5,435,886.25        9,919,966.40      91,386,135.03
December 25, 2005.............................         64,255,889.13       5,468,161.82        9,978,866.20      90,532,037.82
January 25, 2006..............................         62,151,022.00       5,500,629.04       10,038,115.72      89,703,228.38
February 25, 2006.............................         60,059,193.84       5,533,289.02       10,097,717.03      88,899,252.50
March 25, 2006................................         57,980,315.96       5,566,142.92       10,157,672.22      88,119,662.65
April 25, 2006................................         55,914,300.22       5,599,191.90       10,217,983.40      87,364,017.88
May 25, 2006..................................         53,861,059.06       5,632,437.10       10,278,652.68      86,631,883.74
June 25, 2006.................................         51,820,505.42       5,665,879.70       10,339,682.18      85,922,832.18
July 25, 2006.................................         49,792,552.82       5,699,520.86       10,401,074.04      85,236,441.46
August 25, 2006...............................         47,777,115.27       5,733,361.76       10,462,830.42      84,572,296.04
September 25, 2006............................         45,774,107.37       5,767,403.60       10,524,953.48      83,929,986.55
October 25, 2006..............................         43,783,444.19       5,801,647.56       10,587,445.39      83,309,109.64
November 25, 2006.............................         41,805,041.38       5,836,094.84       10,650,308.34      82,709,267.93
December 25, 2006.............................         39,895,877.58       5,870,746.65       10,713,544.55      82,093,730.78
January 25, 2007..............................         38,044,930.90       5,905,604.21       10,777,156.22      81,453,817.90
February 25, 2007.............................         36,250,409.10       5,940,668.73       10,841,145.59      80,790,796.80
March 25, 2007................................         34,510,573.67       5,975,941.45       10,905,514.89      80,105,889.41
April 25, 2007................................         32,823,738.13       6,011,423.61       10,970,266.38      79,400,273.54
May 25, 2007..................................         31,188,266.55       6,047,116.43       11,035,402.34      78,675,084.30
June 25, 2007.................................         29,602,572.05       6,083,021.19       11,100,925.04      77,931,415.42
July 25, 2007.................................         28,065,115.28       6,119,139.13       11,166,836.78      77,170,320.64
August 25, 2007...............................         26,574,403.05       6,155,471.52       11,233,139.88      76,392,814.94
September 25, 2007............................         25,128,986.97       6,192,019.63       11,299,836.64      75,599,875.80
October 25, 2007..............................         23,727,462.07       6,228,784.74       11,366,929.42      74,792,444.44
November 25, 2007.............................         22,368,465.55       6,265,768.15       11,434,420.57      73,971,426.94
December 25, 2007.............................         21,118,684.97       6,302,971.15       11,502,312.44      73,106,601.32
January 25, 2008..............................         19,906,670.29       6,340,395.04       11,570,607.42      72,231,431.66
February 25, 2008.............................         18,731,227.69       6,378,041.14       11,639,307.90      71,346,682.82
March 25, 2008................................         17,591,199.71       6,415,910.76       11,708,416.29      70,453,089.83
April 25, 2008................................         16,485,464.12       6,454,005.23       11,777,935.01      69,551,358.81
May 25, 2008..................................         15,412,932.88       6,492,325.88       11,847,866.50      68,642,168.00
June 25, 2008.................................         14,372,551.06       6,530,874.07       11,918,213.21      67,726,168.61
July 25, 2008.................................         13,363,295.90       6,569,651.13       11,988,977.60      66,803,985.77
August 25, 2008...............................         12,384,175.81       6,608,658.44       12,060,162.16      65,876,219.35
September 25, 2008............................         11,434,229.44       6,647,897.35       12,131,769.37      64,943,444.83
October 25, 2008..............................         10,512,524.75       6,687,369.24       12,203,801.75      64,006,214.12
November 25, 2008.............................          9,618,158.19       6,727,075.49       12,276,261.82      63,065,056.30
December 25, 2008.............................          8,804,378.59       6,767,017.50       12,349,152.13      62,099,083.71
January 25, 2009..............................          8,013,847.30       6,807,196.67       12,422,475.22      61,131,791.72
February 25, 2009.............................          7,245,817.15       6,847,614.40       12,496,233.66      60,163,581.89
March 25, 2009................................          6,499,564.01       6,888,272.11       12,570,430.05      59,194,837.87
April 25, 2009................................          5,774,386.01       6,929,171.23       12,645,066.98      58,225,925.99
May 25, 2009..................................          5,069,602.92       6,970,313.18       12,720,147.07      57,257,195.87
June 25, 2009.................................          4,384,555.45       7,011,699.41       12,795,672.94      56,288,981.00
July 25, 2009.................................          3,718,604.59       7,053,331.38       12,871,647.25      55,321,599.30
August 25, 2009...............................          3,071,131.07       7,095,210.53       12,948,072.65      54,355,353.67
September 25, 2009............................          2,441,534.66       7,137,338.35       13,024,951.83      53,390,532.50
October 25, 2009..............................          1,829,233.66       7,179,716.29       13,102,287.49      52,427,410.20
November 25, 2009.............................          1,233,664.29       7,222,345.86       13,180,082.32      51,466,247.65
December 25, 2009.............................            694,307.26       7,265,228.54       13,258,339.06      50,495,271.15
January 25, 2010..............................            168,377.78       7,308,365.83       13,337,060.44      49,528,161.61
February 25, 2010.............................                  0.00       7,169,716.33       13,084,038.53      48,565,067.50
March 25, 2010................................                  0.00       6,949,016.88       12,681,283.39      47,606,128.61
April 25, 2010................................                  0.00       6,735,022.97       12,290,765.21      46,651,476.35
May 25, 2010..................................                  0.00       6,527,532.75       11,912,115.63      45,701,234.05
June 25, 2010.................................                  0.00       6,326,350.41       11,544,977.33      44,755,517.26
July 25, 2010.................................                  0.00       6,131,286.00       11,189,003.66      43,814,434.04
August 25, 2010...............................                  0.00       5,942,155.24       10,843,858.33      42,878,085.21
September 25, 2010............................                  0.00       5,758,779.38       10,509,215.11      41,946,564.63
October 25, 2010..............................                  0.00       5,580,984.99       10,184,757.57      41,019,959.47
November 25, 2010.............................                  0.00       5,408,603.86        9,870,178.68      40,098,350.44
December 25, 2010.............................                  0.00       5,241,472.79        9,565,180.64      39,181,812.02
January 25, 2011..............................                  0.00       5,079,433.47        9,269,474.57      38,270,412.73
February 25, 2011.............................                  0.00       4,922,332.34        8,982,780.22      37,364,215.31
March 25, 2011................................                  0.00       4,770,020.43        8,704,825.72      36,463,276.97
April 25, 2011................................                  0.00       4,622,353.23        8,435,347.36      35,567,649.59
May 25, 2011..................................                  0.00       4,479,190.56        8,174,089.34      34,677,379.93
June 25, 2011.................................                  0.00       4,340,396.43        7,920,803.49      33,792,509.79
July 25, 2011.................................                  0.00       4,205,838.95        7,675,249.09      32,913,076.26
August 25, 2011...............................                  0.00       4,075,390.14        7,437,192.65      32,039,111.87
September 25, 2011............................                  0.00       3,948,925.90        7,206,407.65      31,170,644.77
October 25, 2011..............................                  0.00       3,826,325.83        6,982,674.37      30,307,698.89
November 25, 2011.............................                  0.00       3,707,473.12        6,765,779.70      29,450,294.13
December 25, 2011.............................                  0.00       3,592,254.51        6,555,516.87      28,598,446.53
January 25, 2012..............................                  0.00       3,480,560.09        6,351,685.37      27,752,168.39
February 25, 2012.............................                  0.00       3,372,283.28        6,154,090.66      26,911,468.43
March 25, 2012................................                  0.00       3,267,320.67        5,962,544.07      26,076,351.95
April 25, 2012................................                  0.00       3,165,571.98        5,776,862.55      25,246,820.98
May 25, 2012..................................                  0.00       3,066,939.93        5,596,868.59      24,422,874.38
June 25, 2012.................................                  0.00       2,971,330.14        5,422,389.98      23,604,508.00
July 25, 2012.................................                  0.00       2,878,651.09        5,253,259.69      22,791,714.79
August 25, 2012...............................                  0.00       2,788,814.01        5,089,315.70      21,984,484.94
September 25, 2012............................                  0.00       2,701,732.77        4,930,400.88      21,182,805.98
October 25, 2012..............................                  0.00       2,617,323.86        4,776,362.77      20,386,662.91
November 25, 2012.............................                  0.00       2,535,506.24        4,627,053.55      19,596,038.30
December 25, 2012.............................                  0.00       2,456,201.35        4,482,329.79      18,810,912.39
January 25, 2013..............................                  0.00       2,379,332.96        4,342,052.42      18,031,263.21
February 25, 2013.............................                  0.00       2,304,827.15        4,206,086.51      17,257,066.70
March 25, 2013................................                  0.00       2,232,612.20        4,074,301.23      16,488,296.72
April 25, 2013................................                  0.00       2,162,618.57        3,946,569.63      15,724,925.25
May 25, 2013..................................                  0.00       2,094,778.81        3,822,768.62      14,966,922.41
June 25, 2013.................................                  0.00       2,029,027.48        3,702,778.82      14,214,256.58
July 25, 2013.................................                  0.00       1,965,301.14        3,586,484.40      13,466,894.45
August 25, 2013...............................                  0.00       1,903,538.22        3,473,773.06      12,724,801.13
September 25, 2013............................                  0.00       1,843,679.05        3,364,535.86      11,987,940.22
October 25, 2013..............................                  0.00       1,785,665.72        3,258,667.14      11,256,273.88
November 25, 2013.............................                  0.00       1,729,442.07        3,156,064.44      10,529,762.91
December 25, 2013.............................                  0.00       1,674,953.67        3,056,628.36       9,808,366.81
January 25, 2014..............................                  0.00       1,622,147.66        2,960,262.52       9,092,043.86
February 25, 2014.............................                  0.00       1,570,972.85        2,866,873.43       8,380,751.15
March 25, 2014................................                  0.00       1,521,379.53        2,776,370.42       7,674,444.70
April 25, 2014................................                  0.00       1,473,319.53        2,688,665.57       6,973,079.48
May 25, 2014..................................                  0.00       1,426,746.11        2,603,673.59       6,276,609.46
June 25, 2014.................................                  0.00       1,381,613.95        2,521,311.77       5,584,987.70
July 25, 2014.................................                  0.00       1,337,879.10        2,441,499.91       4,898,166.38
August 25, 2014...............................                  0.00       1,295,498.94        2,364,160.20       4,216,096.86
September 25, 2014............................                  0.00       1,254,432.11        2,289,217.22       3,538,729.73
October 25, 2014..............................                  0.00       1,214,638.53        2,216,597.79       2,866,014.84
November 25, 2014.............................                  0.00       1,176,079.32        2,146,230.96       2,197,901.38
December 25, 2014.............................                  0.00       1,138,716.77        2,078,047.92       1,534,337.90
January 25, 2015..............................                  0.00       1,102,514.31        2,011,981.94         875,272.35
February 25, 2015.............................                  0.00       1,067,436.49        1,947,968.30         220,652.15
March 25, 2015................................                  0.00       1,033,448.90        1,885,944.25               0.00
April 25, 2015................................                  0.00       1,000,518.21        1,825,848.92               0.00
May 25, 2015..................................                  0.00         968,612.07        1,767,623.29               0.00
June 25, 2015.................................                  0.00         937,699.11        1,711,210.15               0.00
July 25, 2015.................................                  0.00         907,748.93        1,656,553.97               0.00
August 25, 2015...............................                  0.00         878,732.04        1,603,600.93               0.00
September 25, 2015............................                  0.00         850,619.82        1,552,298.85               0.00
October 25, 2015..............................                  0.00         823,384.55        1,502,597.13               0.00
November 25, 2015.............................                  0.00         796,999.34        1,454,446.66               0.00
December 25, 2015.............................                  0.00         771,438.10        1,407,799.88               0.00
January 25, 2016..............................                  0.00         746,675.55        1,362,610.62               0.00
February 25, 2016.............................                  0.00         722,687.17        1,318,834.14               0.00
March 25, 2016................................                  0.00         699,449.17        1,276,427.06               0.00
April 25, 2016................................                  0.00         676,938.51        1,235,347.28               0.00
May 25, 2016..................................                  0.00         655,132.83        1,195,554.01               0.00
June 25, 2016.................................                  0.00         634,010.44        1,157,007.71               0.00
July 25, 2016.................................                  0.00         613,550.33        1,119,669.99               0.00
August 25, 2016...............................                  0.00         593,732.12        1,083,503.67               0.00
September 25, 2016............................                  0.00         574,536.04        1,048,472.68               0.00
October 25, 2016..............................                  0.00         555,942.94        1,014,542.06               0.00
November 25, 2016.............................                  0.00         537,934.22          981,677.90               0.00
December 25, 2016.............................                  0.00         520,491.89          949,847.32               0.00
January 25, 2017..............................                  0.00         503,598.46          919,018.46               0.00
February 25, 2017.............................                  0.00         487,237.01          889,160.39               0.00
March 25, 2017................................                  0.00         471,391.12          860,243.17               0.00
April 25, 2017................................                  0.00         456,044.86          832,237.73               0.00
May 25, 2017..................................                  0.00         441,182.80          805,115.91               0.00
June 25, 2017.................................                  0.00         426,789.97          778,850.41               0.00
July 25, 2017.................................                  0.00         412,851.88          753,414.73               0.00
August 25, 2017...............................                  0.00         399,354.44          728,783.21               0.00
September 25, 2017............................                  0.00         386,284.02          704,930.97               0.00
October 25, 2017..............................                  0.00         373,627.41          681,833.86               0.00
November 25, 2017.............................                  0.00         361,371.77          659,468.51               0.00
December 25, 2017.............................                  0.00         349,504.68          637,812.23               0.00
January 25, 2018..............................                  0.00         338,014.11          616,843.03               0.00
February 25, 2018.............................                  0.00         326,888.35          596,539.60               0.00
March 25, 2018................................                  0.00         316,116.10          576,881.28               0.00
April 25, 2018................................                  0.00         305,686.36          557,848.04               0.00
May 25, 2018..................................                  0.00         295,588.52          539,420.44               0.00
June 25, 2018.................................                  0.00         285,812.24          521,579.67               0.00
July 25, 2018.................................                  0.00         276,347.52          504,307.48               0.00
August 25, 2018...............................                  0.00         267,184.67          487,586.18               0.00
September 25, 2018............................                  0.00         258,314.30          471,398.60               0.00
October 25, 2018..............................                  0.00         249,727.29          455,728.14               0.00
November 25, 2018.............................                  0.00         241,414.81          440,558.67               0.00
December 25, 2018.............................                  0.00         233,368.31          425,874.57               0.00
January 25, 2019..............................                  0.00         225,579.47          411,660.71               0.00
February 25, 2019.............................                  0.00         218,040.27          397,902.39               0.00
March 25, 2019................................                  0.00         210,742.90          384,585.40               0.00
April 25, 2019................................                  0.00         203,679.81          371,695.94               0.00
May 25, 2019..................................                  0.00         196,843.67          359,220.64               0.00
June 25, 2019.................................                  0.00         190,227.38          347,146.55               0.00
July 25, 2019.................................                  0.00         183,824.06          335,461.11               0.00
August 25, 2019...............................                  0.00         177,627.03          324,152.15               0.00
September 25, 2019............................                  0.00         171,629.84          313,207.86               0.00
October 25, 2019..............................                  0.00         165,826.22          302,616.81               0.00
November 25, 2019.............................                  0.00         160,210.09          292,367.91               0.00
December 25, 2019.............................                  0.00         154,775.57          282,450.43               0.00
January 25, 2020..............................                  0.00         149,516.94          272,853.96               0.00
February 25, 2020.............................                  0.00         144,428.70          263,568.39               0.00
March 25, 2020................................                  0.00         139,505.46          254,583.96               0.00
April 25, 2020................................                  0.00         134,742.04          245,891.18               0.00
May 25, 2020..................................                  0.00         130,133.41          237,480.87               0.00
June 25, 2020.................................                  0.00         125,674.68          229,344.14               0.00
July 25, 2020.................................                  0.00         121,361.14          221,472.33               0.00
August 25, 2020...............................                  0.00         117,188.19          213,857.11               0.00
September 25, 2020............................                  0.00         113,151.41          206,490.36               0.00
October 25, 2020..............................                  0.00         109,246.47          199,364.25               0.00
November 25, 2020.............................                  0.00         105,469.23          192,471.15               0.00
December 25, 2020.............................                  0.00         101,815.64          185,803.68               0.00
January 25, 2021..............................                  0.00          98,281.77          179,354.73               0.00
February 25, 2021.............................                  0.00          94,863.85          173,117.34               0.00
March 25, 2021................................                  0.00          91,558.18          167,084.83               0.00
April 25, 2021................................                  0.00          88,361.22          161,250.68               0.00
May 25, 2021..................................                  0.00          85,269.50          155,608.60               0.00
June 25, 2021.................................                  0.00          82,279.69          150,152.48               0.00
July 25, 2021.................................                  0.00          79,388.54          144,876.41               0.00
August 25, 2021...............................                  0.00          76,592.91          139,774.66               0.00
September 25, 2021............................                  0.00          73,889.76          134,841.67               0.00
October 25, 2021..............................                  0.00          71,276.15          130,072.07               0.00
November 25, 2021.............................                  0.00          68,749.21          125,460.65               0.00
December 25, 2021.............................                  0.00          66,306.18          121,002.35               0.00
January 25, 2022..............................                  0.00          63,944.37          116,692.29               0.00
February 25, 2022.............................                  0.00          61,661.20          112,525.72               0.00
March 25, 2022................................                  0.00          59,454.14          108,498.06               0.00
April 25, 2022................................                  0.00          57,320.76          104,604.84               0.00
May 25, 2022..................................                  0.00          55,258.69          100,841.77               0.00
June 25, 2022.................................                  0.00          53,265.65           97,204.66               0.00
July 25, 2022.................................                  0.00          51,339.42           93,689.48               0.00
August 25, 2022...............................                  0.00          49,477.85           90,292.30               0.00
September 25, 2022............................                  0.00          47,678.87           87,009.32               0.00
October 25, 2022..............................                  0.00          45,940.46           83,836.88               0.00
November 25, 2022.............................                  0.00          44,260.65           80,771.41               0.00
December 25, 2022.............................                  0.00          42,637.58           77,809.46               0.00
January 25, 2023..............................                  0.00          41,069.40           74,947.68               0.00
February 25, 2023.............................                  0.00          39,554.34           72,182.85               0.00
March 25, 2023................................                  0.00          38,090.69           69,511.82               0.00
April 25, 2023................................                  0.00          36,676.77           66,931.56               0.00
May 25, 2023..................................                  0.00          35,310.98           64,439.13               0.00
June 25, 2023.................................                  0.00          33,991.76           62,031.67               0.00
July 25, 2023.................................                  0.00          32,717.59           59,706.43               0.00
August 25, 2023...............................                  0.00          31,487.01           57,460.74               0.00
September 25, 2023............................                  0.00          30,298.60           55,292.00               0.00
October 25, 2023..............................                  0.00          29,150.98           53,197.73               0.00
November 25, 2023.............................                  0.00          28,042.84           51,175.47               0.00
December 25, 2023.............................                  0.00          26,972.88           49,222.89               0.00
January 25, 2024..............................                  0.00          25,939.84           47,337.71               0.00
February 25, 2024.............................                  0.00          24,942.54           45,517.71               0.00
March 25, 2024................................                  0.00          23,979.78           43,760.79               0.00
April 25, 2024................................                  0.00          23,050.45           42,064.85               0.00
May 25, 2024..................................                  0.00          22,153.45           40,427.89               0.00
June 25, 2024.................................                  0.00          21,287.70           38,848.00               0.00
July 25, 2024.................................                  0.00          20,452.19           37,323.28               0.00
August 25, 2024...............................                  0.00          19,645.93           35,851.91               0.00
September 25, 2024............................                  0.00          18,867.93           34,432.15               0.00
October 25, 2024..............................                  0.00          18,117.28           33,062.29               0.00
November 25, 2024.............................                  0.00          17,393.07           31,740.66               0.00
December 25, 2024.............................                  0.00          16,694.42           30,465.70               0.00
January 25, 2025..............................                  0.00          16,020.49           29,235.83               0.00
February 25, 2025.............................                  0.00          15,370.45           28,049.58               0.00
March 25, 2025................................                  0.00          14,743.51           26,905.49               0.00
April 25, 2025................................                  0.00          14,138.92           25,802.15               0.00
May 25, 2025..................................                  0.00          13,555.91           24,738.22               0.00
June 25, 2025.................................                  0.00          12,993.77           23,712.38               0.00
July 25, 2025.................................                  0.00          12,451.81           22,723.34               0.00
August 25, 2025...............................                  0.00          11,929.34           21,769.90               0.00
September 25, 2025............................                  0.00          11,425.73           20,850.84               0.00
October 25, 2025..............................                  0.00          10,940.32           19,965.03               0.00
November 25, 2025.............................                  0.00          10,472.52           19,111.34               0.00
December 25, 2025.............................                  0.00          10,021.73           18,288.70               0.00
January 25, 2026..............................                  0.00           9,587.38           17,496.05               0.00
February 25, 2026.............................                  0.00           9,168.91           16,732.38               0.00
March 25, 2026................................                  0.00           8,765.79           15,996.72               0.00
April 25, 2026................................                  0.00           8,377.50           15,288.12               0.00
May 25, 2026..................................                  0.00           8,003.53           14,605.67               0.00
June 25, 2026.................................                  0.00           7,643.40           13,948.47               0.00
July 25, 2026.................................                  0.00           7,296.64           13,315.66               0.00
August 25, 2026...............................                  0.00           6,962.79           12,706.42               0.00
September 25, 2026............................                  0.00           6,641.42           12,119.94               0.00
October 25, 2026..............................                  0.00           6,332.09           11,555.45               0.00
November 25, 2026.............................                  0.00           6,034.40           11,012.19               0.00
December 25, 2026.............................                  0.00           5,747.94           10,489.43               0.00
January 25, 2027..............................                  0.00           5,472.33            9,986.48               0.00
February 25, 2027.............................                  0.00           5,207.20            9,502.64               0.00
March 25, 2027................................                  0.00           4,952.18            9,037.26               0.00
April 25, 2027................................                  0.00           4,706.94            8,589.70               0.00
May 25, 2027..................................                  0.00           4,471.11            8,159.35               0.00
June 25, 2027.................................                  0.00           4,244.39            7,745.61               0.00
July 25, 2027.................................                  0.00           4,026.46            7,347.90               0.00
August 25, 2027...............................                  0.00           3,817.01            6,965.66               0.00
September 25, 2027............................                  0.00           3,615.73            6,598.37               0.00
October 25, 2027..............................                  0.00           3,422.36            6,245.48               0.00
November 25, 2027.............................                  0.00           3,236.61            5,906.50               0.00
December 25, 2027.............................                  0.00           3,058.21            5,580.94               0.00
January 25, 2028..............................                  0.00           2,886.91            5,268.33               0.00
February 25, 2028.............................                  0.00           2,722.45            4,968.22               0.00
March 25, 2028................................                  0.00           2,564.60            4,680.15               0.00
April 25, 2028................................                  0.00           2,413.12            4,403.70               0.00
May 25, 2028..................................                  0.00           2,267.78            4,138.48               0.00
June 25, 2028.................................                  0.00           2,128.37            3,884.06               0.00
July 25, 2028.................................                  0.00           1,994.67            3,640.07               0.00
August 25, 2028...............................                  0.00           1,866.48            3,406.14               0.00
September 25, 2028............................                  0.00           1,743.60            3,181.91               0.00
October 25, 2028..............................                  0.00           1,625.85            2,967.01               0.00
November 25, 2028.............................                  0.00           1,513.03            2,761.14               0.00
December 25, 2028.............................                  0.00           1,404.98            2,563.94               0.00
January 25, 2029..............................                  0.00           1,301.51            2,375.12               0.00
February 25, 2029.............................                  0.00           1,202.46            2,194.36               0.00
March 25, 2029................................                  0.00           1,107.67            2,021.38               0.00
April 25, 2029................................                  0.00           1,016.98            1,855.90               0.00
May 25, 2029..................................                  0.00             930.25            1,697.62               0.00
June 25, 2029.................................                  0.00             847.33            1,546.30               0.00
July 25, 2029.................................                  0.00             768.08            1,401.67               0.00
August 25, 2029...............................                  0.00             692.36            1,263.49               0.00
September 25, 2029............................                  0.00             620.05            1,131.52               0.00
October 25, 2029..............................                  0.00             551.01            1,005.53               0.00
November 25, 2029.............................                  0.00             485.12              885.30               0.00
December 25, 2029.............................                  0.00             422.27              770.60               0.00
January 25, 2030..............................                  0.00             362.35              661.24               0.00
February 25, 2030.............................                  0.00             305.23              557.01               0.00
March 25, 2030................................                  0.00             250.82              457.72               0.00
April 25, 2030................................                  0.00             199.02              363.18               0.00
May 25, 2030..................................                  0.00             149.71              273.22               0.00
June 25, 2030.................................                  0.00             102.82              187.65               0.00
July 25, 2030.................................                  0.00              58.25              106.30               0.00
August 25, 2030...............................                  0.00              15.90               29.02               0.00
September 25, 2030............................                  0.00               0.00                0.00               0.00